UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242
(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

Ohio National Fund, Inc.

Annual Report

December 31, 2015

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios:

Equity Portfolio	4

Money Market Portfolio	8

Bond Portfolio	10

Omni Portfolio	15

International Portfolio	21

Capital Appreciation Portfolio	27

International Small-Mid Company Portfolio	31

Aggressive Growth Portfolio	37

Small Cap Growth Portfolio	40

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	48

Strategic Value Portfolio	55

High Income Bond Portfolio	58

ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio)	68

Nasdaq-100® Index Portfolio	73

Bristol Portfolio	77

Bryton Growth Portfolio	80

Balanced Portfolio	83

Target VIP Portfolio	91

Bristol Growth Portfolio	95

Risk Managed Balanced Portfolio	98

Statements of Assets and Liabilities	109

Statements of Operations	112

Statements of Changes in Net Assets	115

Financial Highlights	121

Notes to Financial Statements	132

Report of Independent Registered Public Accounting Firm	157

Additional Information (Unaudited)	158

Information About Directors and Officers (Unaudited)	167

President’s Message

Dear Investor:

2015 proved to be a difficult year for investors to earn meaningful, positive returns. The year was characterized by an equity market with increased volatility that had significant lows and significant rebounds during the year, ultimately finishing little changed. Large cap domestic equity indexes provided a small, positive return, while most other domestic and international indexes provided negative returns, when converted to a U.S. currency basis. Fixed income markets were somewhat better, with the broad fixed income indexes providing a small positive return. Corporate bond indexes fared worse, producing small negative returns for the year, related primarily to spread widening.

Both equity and fixed income markets were impacted by global headwinds in 2015. A slowdown in China reduced worldwide growth for the year. Domestically, the U.S. economy performed reasonably well, with moderate GDP growth. Commodity prices declined worldwide, sparking the fear of deflation and lower interest rates. However, strong employment growth in the U.S., as well as the Federal Reserve’s view that inflation pressures were growing, prompted the Fed to raise short term interest rates by 0.25 percent in December, with the expectation of further increases in 2016. Meanwhile, central bankers in Europe and Asia have been pursuing lower interest rates with the objective of spurring growth. These events were significant in causing the U.S. dollar to strengthen during the year. The stronger dollar is expected to negatively impact the U.S. economy and corporate profits in the future.

Equity Markets

Looking back over the past 60 years, large cap equities have experienced only 15 years of negative returns. During this period, large cap equities have returned an average of 9.75 percent annually. Although 2015 was probably disappointing for most investors, the data clearly support including an allocation to stocks in any investor’s portfolio that has a long-term investment horizon.

In 2015, returns varied significantly among different sectors of the equity market. For example, large cap stocks, as measured by the Standard & Poor’s 500® Index, provided a return of 1.4 percent, while small cap stocks, as measured by the Russell 2000®, returned a negative 4.4 percent. In the low-growth world that we experienced in 2015, large cap growth stocks, as measured by the NASDAQ-100® Index, provided a 9.8 percent return. Meanwhile, international equities, as measured by the MSCI All Country World ex-U.S. Index, provided a negative return of 5.2 percent in U.S. dollar terms. These varied results illustrate that not all stocks perform the same in a given year, supporting the argument for a well-diversified portfolio.

Equity friendly activities such as share buybacks, increased dividends, and mergers and acquisitions (M&A) have helped buoy the stock market averages over the last few years. In fact, M&A activity set a record in 2015. All of these activities are expected to continue in 2016.

As we enter 2016, consensus among earnings forecasters is for a modest increase in U.S. corporate earnings. However, stock valuations are a function of both earnings and multiples. The current multiple for the S&P 500® is

1

modestly above its historical average over the last 60 years. By themselves, neither earnings nor multiples can predict the future direction of the equity markets, but they are a useful guide to current valuation.

Fixed Income Markets

Fixed income markets provided meager returns in 2015. The Barclays Capital U.S. Aggregate Bond Index provided a return of 0.55 percent for the year. Within the various sectors of the index, higher quality bonds outperformed lower quality bonds, as spreads widened. Corporate bonds performed the worst, providing a negative return of 0.7 percent.

The divergence in policy of central bankers worldwide has created a divergence in interest rates and currency valuations. While the yield on the 10-year U.S. Treasury note ended the year at 2.27 percent, the yield on a Japanese 10-year government bond was 0.25 percent. The 10-year yields on government bonds in Germany and France were 0.62 percent and 0.98 percent, respectively. Absent a material increase in U.S. inflation in 2016 and beyond, it is hard to envision that the Fed will significantly increase interest rates this year, even though it has indicated that a steady rise to normalized rates is not out of the question.

As we enter 2016, fixed income markets are faced with a mixed bag of data. Economic growth in the U.S. remains modest, while the global economy is clearly slowing. U.S. employment continues to improve, and the Fed’s economic models project an increase in inflation. However, global inflation appears to be moderating, and the fear of deflation is real in many developed countries.

The Ohio National Fund, Inc.

While meaningful positive returns were difficult to achieve in 2015, the collective funds offered through the Ohio National Fund, Inc. performed well. Both index funds tracked their indexes very closely, and the actively managed money market fund performed as expected. Of the other actively managed funds, 12 of the 18 funds either beat their benchmark or placed in the top half of their peer group, while 11 of the 18 did both. We are proud of the performance of our fund family in what turned out to be a challenging year.

Looking Ahead

Entering 2016, the global economy appears to be in a low-growth, low-return environment. This year may well prove to be another challenging year for investors seeking meaningful positive returns. Only time will tell. Inevitably, there will be pockets of both strength and weakness in the future, which will drive the short-term market performance of various asset classes. In times like these, it is important to maintain a long-term view, set realistic financial goals and support those goals with a diversified asset allocation strategy that meets your individual, long-term risk/return objectives.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Sincerely,

Christopher A. Carlson

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Geoffrey Keenan, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Keith Dwyer, Interim Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of December 31, 2015

Average Annual Returns
One year	-3.69%
Five years	11.08%
Ten years	1.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Equity Portfolio returned -3.69% versus 1.38% for its benchmark, the S&P 500 Index.

Relative portfolio underperformance was due primarily to weak stock selection in Energy and Information Technology, which was partially offset by positive stock selection in Consumer Discretionary. An underweight position in Consumer Staples detracted the most from allocation effects, as the sector outperformed the index.

Amazon.com, Inc., Microsoft Corp., Expedia, Inc., Broadcom Corp. and NXP Semiconductors NV were the largest contributors to performance, while the biggest detractors included CONSOL Energy, Inc., Calpine Corp., Yahoo!, Inc., Genworth Financial, Inc. and Devon Energy Corp. (1)

The market appreciated through the first half of the year, largely buoyed by merger and acquisition (“M&A”) activity, but the third quarter of 2015 saw sharp declines erase the earlier gains. The selling was indiscriminate and the Chicago Board Options Exchange Volatility Index, commonly referred to as the VIX, spiked to the highest level since the U.S. lost its AAA credit rating in late 2011. Over the last several years, the market has appreciated significantly and has experienced very little volatility. Until late August, the broad averages had not seen a 10% correction in over three years - rare from a historical perspective. Growing concern for global growth, combined with sliding domestic crude oil prices, appeared to drive much of the volatility. The International Monetary Fund (“IMF”) twice lowered its global growth projections for 2015; most recently forecasting a 3.1% expansion while pointing to a weak first quarter in the U.S., lower commodity prices, and question marks about the Chinese economy as causes for the tempered expectations.

Major averages rebounded from third quarter losses by posting strong gains in the fourth quarter to close the year in positive territory. The S&P 500 Index advanced each week in October and recovered to approach the 2100 level in spite of mixed economic reports and uninspiring earnings results. After a flattish November, the equity markets closed the year relinquishing some of October’s gains in December, as the Federal Reserve’s rate decision, continued weakness in crude prices, and high-yield debt concerns dominated the headlines. As of the end of the year, the S&P 500 Index is up 10.3% since its August low, but still down 2.8% from its May high.

As most predicted, the Federal Reserve wrapped up its bond-buying program in October of 2014, but month after month failed to raise the target lending rate from zero. Federal Reserve officials fixated on tepid inflation in the U.S. despite a decent pace of economic expansion and meaningful improvement in the labor market. Aside from a disappointing 0.6% annualized rate of expansion in the first quarter of 2015, U.S. gross domestic product (“GDP”) reports have been moderately strong over the past year. Notably, the economy expanded 3.9% in the second quarter of 2015, and roughly 2.0% in both the fourth quarter of 2014 and the third quarter of 2015. Meanwhile, U.S. employers added more than 2.3 million jobs throughout the year and the unemployment rate fell to 5.0% by the end of December from 5.6% a year ago. Federal Reserve Chair Janet Yellen commented that the U.S. is nearly at full employment, with only 100,000 new jobs per month needed to accommodate new entrants to the workforce.

The minutes from the Federal Reserve’s November meeting revealed sentiment among officials that “it may well become appropriate to initiate the normalization process at the next meeting.” However, officials also emphasized that “beginning the normalization process relatively soon would make it more likely that the policy trajectory after liftoff could be shallow.” Indeed, after months of speculation, the Federal Reserve finally raised target rates in December for the first time in seven years. The initial rate increase appeared to be priced into the market, as the S&P 500 Index gained 1.5% on the day of the announcement and the 10-Year U.S. Treasury yield oscillated between 2.20% and 2.30% for most of the month.

After opening 2015 at 1.92%, the 10-Year Treasury yield dropped as low as 1.64% in January but recovered to close above 2.25% at the end of the year. Corporations continued to take advantage of low borrowing rates as global M&A activity broke the previous record in 2007 by 9%. Dealogic reports that total volume for 2015 surpassed $5 trillion including ten deals worth $50 billion or more each. On the other hand, the U.S. dollar strengthened nearly 10% against a broad basket of foreign currencies over the past twelve months and more than 20% over the past eighteen months, driving material foreign exchange headwinds for U.S. corporate earnings.

Oil prices fluctuated between $55 and $65 per barrel throughout the first half of the year, but sold off sharply thereafter, largely reacting to reports that capacity in Cushing, Oklahoma is running out for crude supplies, as well as the potential for Iranian supply to come back to market. OPEC concluded its most recent meeting without agreeing on a production ceiling for the first time in history. The oil industry has typically relied on OPEC to control supply as a support to prices, but it appears several member countries are sticking to their recent strategy of drilling as much as possible to preserve market share. Crude prices subsequently slid further and approached $35 per barrel, roughly 30% below the August high. Perhaps related to the commodity price weakness, a mutual fund that invests in lower-quality, high-yield bonds ceased offering investors daily liquidity and the yield on the KDP High Yield Daily Index, a proxy for junk bonds, surged above 7.5% for the first time since 2011.

CONSOL Energy, Inc. has suffered, as the fundamentals of the thermal coal industry have deteriorated due to a slew of headwinds. Expectations are incredibly low for the stock despite CONSOL Energy, Inc. being one of the few well-capitalized coal and natural gas companies, with low-cost production assets in both segments.

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

We believe the stock is being unfairly associated with pure coal players and highly levered exploration & production (“E&P”) companies that will soon face liquidity issues and breach debt covenants. Depressed commodity prices could continue to pressure the shares, but we expect CONSOL Energy, Inc. to survive this cycle and take advantage of eventual industry consolidation. In the meantime, particularly with cold months ahead, any improvement in natural gas prices will provide a meaningful tailwind for the stock.(1)

Calpine Corp. detracted from returns, as the power generation industry has suffered from depressed prices stemming from weak demand. Supply and demand fundamentals will improve with time, but we expect the retirement of many coal-fired power generation plants in the meantime. Fortunately, the lack of any current fundamental tailwinds is allowing us to buy trough fundamentals at trough valuation levels. Calpine Corp. generates very strong free-cash-flow (“FCF”) streams, is valued at a double-digit FCF yield, and will benefit from any improvements in power pricing. We believe the stock’s valuation does not reflect an incredibly cheap option on potential power price volatility, especially in the New England and Mid-Atlantic power markets. We also see long-term power pricing potential from power demand increases in Texas power markets. Additionally, management’s capital allocation history is excellent. The company’s management team consistently recognizes the inherent value of the business, and have reduced share count by nearly 25% over the past four years at prices well below fair value.(1)

Yahoo!, Inc. shares have pulled back, as Alibaba has faced headwinds from weak economic activity in China, and after the IRS refused to give its blessing on a tax-free spinoff of Yahoo!, Inc.’s stake in Alibaba. Yahoo!, Inc. has since announced that it plans to spin off the core Yahoo! search business, which will also unlock shareholder value, reduce costs dramatically and result in a far smaller tax bill than is currently embedded in the stock price. Starboard Value, an activist investor in the company, is pushing for more substantial measures, as well including replacing the current management team. As for weak fundamentals for Alibaba, our estimates for growth have certainly come down in recent months, but the market seems to be pricing in 20% growth next year and only 10% growth in the years following – overly bearish in our opinion. Even if consumption slows further in China, the continued shift from offline to online commerce should provide Alibaba with significant offset, especially given that prices are much lower online compared to brick-and-mortar stores.(1)

Amazon.com, Inc. was a top contributor each quarter, more than doubling in value over the year. The company reported four straight quarters of earnings above Street estimates due to stronger-than-expected growth and margin improvement. The other large driver of performance this year was the new disclosure of Amazon Web Services (“AWS”) economics, which demonstrates profitability far greater than the negative earnings before interest and taxes (“EBIT”) margin business that consensus anticipated. We expect this business to be a source of strong growth for Amazon.com, Inc. going forward. Finally, a new tone from management, focused on cost management and on transparency in operating reporting, encouraged investors that we could see a much more shareholder-friendly management team going forward. We believe Amazon.com, Inc. will continue to meet growth targets and reach double-digit EBIT margins at full scale, but embedded expectations are beginning to converge with our projections. Therefore, we are more cautious on the stock.(1)

Following both its first quarter and third quarter earnings reports, Microsoft Corp. shares jumped 10% after posting results well above

Street consensus estimates due to growth in sales and expense controls that improved margins. Recent top-line growth was driven by Microsoft Corp.’s cloud services and hardware businesses, indicating the company is executing well to diversify its historically PC-centric business. Microsoft Corp. is an example of our legacy technology investments that embeds disruption risk of the shift to mobile, but has durable cash flow streams that will allow it to transition and, perhaps, thrive in a mobile and cloud-based world. Management is also focused on cost controls, which will further elevate free cash flow to return to shareholders.(1)

Online travel company Expedia, Inc. outperformed over the year, as the market applauded strong operating results and several large acquisitions. The company posted better-than-expected earnings for the second and third quarters, as growth accelerated due to a combination of improved technology and website, expanded supply of properties and repeat customers from aggressive loyalty programs. Additionally, Expedia, Inc. showcased solid operating leverage, and expanding margins, as technology and general expenses as a percentage of sales fell. Management announced two major acquisitions in Orbitz and HomeAway during the year as well. Orbitz adds scale to the existing business while HomeAway will provide exposure to the fast-growing vacation rental market. Both deals will generate meaningful cost synergies, and management has a strong integration track record.(1)

Few of man’s inventions are as interconnected as markets. Yet, we often tend to simplify markets by studying things in isolation and treating certain variables as constants. Ultimately, these simplifications break down under the pressing weight of reality, as simple stories get pushed to extremes that cannot withstand the countering force of valuation and unachievable expectations. With this caveat in mind, we can address risk through the lens of crowding, and the current state of two well-known financial factors: price momentum and value. Through this two-variable simplification of markets, we will try to answer a question we get a lot: are we finally due for a turn in the market cycle that favors value?

The answer is not immediately, in our opinion, as the crowd will stay with the momentum devil they know until they experience the ultimate catalyst for behavioral change: psychological pain from either losing money from a big reversal in momentum or a lost opportunity from a big move in value. This behavioral reality is why value alone is not a good timing tool, except at dramatic extremes that we will detail below. On the momentum side, a reversal in momentum will likely require either an economic recession, odds of which we peg at less than 25% in 2016, or a big increase in global growth - which is extremely hard to forecast, but does not appear imminent.

What we can gauge more directly is the potential for a big move in value, and we do this continuously by looking at valuation spreads. Empirical Research Partners calculates the spread by taking the cheapest 20% of the market and gauging how cheap this value bucket is relative to the market average over time. The big thing to notice is that big valuation opportunities come along roughly once every ten years or so. These big value opportunities can ruin or make a career, and the key for value managers is to survive when the line is rising violently so that you have the capital to make the most of the extreme value opportunity when it peaks and turns the other way. Like all good exponential market moves, these events create violent spikes, so the art of timing is critical. At the peaks, the valuation math becomes incredibly easy, but the behavioral hurdle is incredibly difficult, as these opportunities are typically born of severe crises like the Great Financial Bubble, or generational diversity breakdowns like the Tech Bubble.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Currently, valuation spreads are widening due to the developing pain in commodities. Quite simply, balance sheets and cost structures that reflect the halcyon days of the great 2000s commodity boom cannot withstand current distressed commodity prices. If current prices are sustained or move lower, stress will continue to build as legacy equity capital is wiped out, and the remaining debt is restructured. This violent process will ultimately set up the next up cycle as the collapse in capital spending will ultimately lead to an undersupplied market.

Our strategy is one of constant preparation and patience as the opportunity develops. We are still underweight energy and basic commodities, but we have some capital committed to companies we deem long-term survivors. As valuation spreads most likely continue to expand, and we get paid more for the risk, we will gradually commit more capital. If the pain is severe enough to cause a two to three standard deviation blowout in spreads, commodity-related equities will likely become a major part of the Portfolio. In this scenario, the extreme pain of past investment in commodities will certainly give rise to a value cycle, as the expected returns from betting on the surviving equities will be extraordinary.

Outside of this emerging drama and opportunity, the price-to-value return potential embedded in the Portfolio is at the most attractive levels in roughly three years. Our investment team continues to find long-term valuation opportunities in several different areas, which allows us to match the valuation-driven upside potential with the Portfolio construction discipline that we think is so critical to surviving the current headwinds for value managers. Even for value managers, it is important to be good at more than just one thing, and appreciating the cyclical dance between momentum and value is critical.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	98.7
Master Limited Partnerships (4)	1.1
Money Market Funds Less Net Liabilities	0.2

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	4.6
2. Citigroup, Inc.	3.8
3. Calpine Corp.	3.6
4. Amazon.com, Inc	3.5
5. Merck & Co., Inc.	3.2
6. Wells Fargo & Co.	3.2
7. Cisco Systems, Inc.	3.1
8. American International Group, Inc.	3.1
9. EMC Corp.	2.8
10. JPMorgan Chase & Co.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Financials	23.4
Information Technology	19.7
Health Care	17.9
Consumer Discretionary	13.6
Industrials	7.6
Utilities	6.4
Materials	5.4
Energy	4.1
Consumer Staples	1.7

99.8

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 98.7%		Shares	Value
CONSUMER DISCRETIONARY – 13.6%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		112,849	$13,331,981
PulteGroup, Inc. (Household Durables)		785,657	14,000,408
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	27,770	18,769,465
Expedia, Inc. (Internet & Catalog Retail)		53,080	6,597,844
Lowe’s Cos., Inc. (Specialty Retail)		146,690	11,154,308
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		79,060	8,813,609

			72,667,615

CONSUMER STAPLES – 1.7%
Colgate-Palmolive Co. (Household Products)		137,230	9,142,263

ENERGY – 4.1%
Apache Corp. (Oil, Gas & Consumable Fuels)		219,960	9,781,621
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		529,570	4,183,603
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		254,680	8,149,760

			22,114,984

FINANCIALS – 22.3%
Citigroup, Inc. (Banks)		398,002	20,596,603
JPMorgan Chase & Co. (Banks)		229,380	15,145,961
Wells Fargo & Co. (Banks)		314,610	17,102,200
American Express Co. (Consumer Finance)		94,510	6,573,170
Synchrony Financial (Consumer Finance)	(a)	347,990	10,582,376
American International Group, Inc. (Insurance)		263,780	16,346,447
Genworth Financial, Inc. Class A (Insurance)	(a)	1,235,670	4,609,049
Hartford Financial Services Group, Inc. / The (Insurance)		181,373	7,882,471
American Homes 4 Rent (Real Estate Investment Trusts)		726,190	12,098,325
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	228,500	8,379,095

			119,315,697

HEALTH CARE – 17.9%
AbbVie, Inc. (Biotechnology)		147,796	8,755,435
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	43,221	8,244,406
Amgen, Inc. (Biotechnology)		89,250	14,487,952
Biogen, Inc. (Biotechnology)	(a)	28,810	8,825,943
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	153,850	13,448,028
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		96,474	11,349,201
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	35,890	5,044,698
Merck & Co., Inc. (Pharmaceuticals)		325,740	17,205,587
Perrigo Co. PLC (Pharmaceuticals)		56,980	8,245,006

			95,606,256

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 7.6%
Boeing Co. / The (Aerospace & Defense)		65,920	$9,531,373
United Continental Holdings, Inc. (Airlines)	(a)	201,030	11,519,019
Rockwell Automation, Inc. (Electrical Equip.)		92,060	9,446,277
PACCAR, Inc. (Machinery)		134,295	6,365,583
United Rentals, Inc. (Trading Companies & Distributors)	(a)	51,850	3,761,199

			40,623,451

INFORMATION TECHNOLOGY – 19.7%
Cisco Systems, Inc. (Communications Equip.)		611,590	16,607,726
eBay, Inc. (Internet Software & Svs.)	(a)	224,010	6,155,795
Yahoo!, Inc. (Internet Software & Svs.)	(a)	397,250	13,212,535
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	171,637	14,460,417
Microsoft Corp. (Software)		445,310	24,705,799
Oracle Corp. (Software)		414,069	15,125,941
EMC Corp. (Tech. Hardware, Storage & Periph.)		589,900	15,148,632

			105,416,845

MATERIALS – 5.4%
Albemarle Corp. (Chemicals)		198,470	11,116,305
LyondellBasell Industries NV Class A (Chemicals)		99,579	8,653,415
Steel Dynamics, Inc. (Metals & Mining)		524,056	9,364,881

			29,134,601

UTILITIES – 6.4%
AES Corp. (Ind. Power & Renewable Elec.)		1,526,467	14,608,289
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	1,348,580	19,513,953

			34,122,242

Total Common Stocks (Cost $522,938,985)			$528,143,954

Master Limited Partnerships – 1.1%		Shares	Value
FINANCIALS – 1.1%
KKR & Co. LP (Capital Markets)		386,610	$6,027,250

Total Master Limited Partnerships (Cost $7,680,538)			$6,027,250

Money Market Funds – 3.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		18,889,000	$18,889,000

Total Money Market Funds (Cost $18,889,000)			$18,889,000

Total Investments – 103.3% (Cost $549,508,523)	(b)		$553,060,204
Liabilities in Excess of Other Assets – (3.3)%			(17,771,244)

Net Assets – 100.0%			$535,288,960

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Commercial Paper (3)	49.2
U.S. Treasury Obligations	4.5
U.S. Government Agency Issues	4.4
Money Market Funds and Other Net Assets	41.9

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2)

% of Net Assets
1. U.S. Bank 0.100%, 01/04/2016	4.4
2. U.S. Treasury Bill 0.061%, 01/07/2016	4.4
3. Prudential Funding LLC 0.330%, 01/04/2016	4.4
4. Federal Home Loan Bank 0.205%, 01/15/2016	4.4
5. Coca-Cola Co. / The 0.300%, 01/11/2016	4.2
6. Federated Prime Cash Obligations Fund – Institutional Class	4.0
7. Fidelity Institutional Money Market Funds Money Market Portfolio – Class I	4.0
8. First American Prime Obligations Fund – Class Z	4.0
9. Exxon Mobil Corp. 0.130%, 01/04/2016	4.0
10. Nestle Capital Corp. 0.180%, 01/05/2016	4.0

(1)	Composition of Portfolio subject to change.
(2)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(3)	Sectors (Commercial Paper):

% of Net Assets
Financials	20.9
Consumer Staples	12.3
Energy	8.0
Health Care	8.0

49.2

8

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	December 31, 2015

Commercial Paper – 49.2%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER STAPLES – 12.3%
Coca-Cola Co. / The (Beverages)	(a)	0.300%	01/11/2016	$9,500,000	$9,499,208
Nestle Capital Corp. (Food Products)	(a)	0.180%	01/05/2016	9,000,000	8,999,820
Procter & Gamble Co. / The (Household Products)	(a)	0.330%	01/25/2016	9,000,000	8,998,020

					27,497,048

ENERGY – 8.0%
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.120%	01/06/2016	5,000,000	4,999,917
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.260%	01/06/2016	4,000,000	3,999,856
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.130%	01/04/2016	9,000,000	8,999,903

					17,999,676

FINANCIALS – 20.9%
American Honda Finance Corp. (Consumer Finance)		0.240%	01/12/2016	5,000,000	4,999,633
American Honda Finance Corp. (Consumer Finance)		0.250%	01/12/2016	4,000,000	3,999,694
John Deere Capital Corp. (Consumer Finance)	(a)	0.250%	01/05/2016	9,000,000	8,999,750
Toyota Motor Credit Corp. (Consumer Finance)		0.250%	01/08/2016	9,000,000	8,999,562
U.S. Bank (Commercial Banks)		0.100%	01/04/2016	10,000,000	9,999,917
Prudential Funding LLC (Insurance)		0.330%	01/04/2016	10,000,000	9,999,725

					46,998,281

HEALTH CARE – 8.0%
Johnson & Johnson (Pharmaceuticals)	(a)	0.320%	01/13/2016	9,000,000	8,999,040
Pfizer, Inc. (Pharmaceuticals)	(a)	0.330%	01/20/2016	9,000,000	8,998,433

					17,997,473

Total Commercial Paper (Cost $110,492,478)					$110,492,478

U.S. Treasury Obligations – 4.5%		Rate	Maturity	Face Amount	Value
U.S. Treasury Bill		0.061%	01/07/2016	$10,000,000	$9,999,898

Total U.S. Treasury Obligations (Cost $9,999,898)					$9,999,898

U.S. Government Agency Issues – 4.4%		Rate	Maturity	Face Amount	Value
Federal Home Loan Bank		0.205%	01/15/2016	$10,000,000	$9,999,203

Total U.S. Government Agency Issues (Cost $9,999,203)					$9,999,203

Money Market Funds – 12.0%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				9,000,000	$9,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				9,000,000	9,000,000
First American Prime Obligations Fund – Class Z				9,000,000	9,000,000

Total Money Market Funds (Cost $27,000,000)					$27,000,000

Total Investments – 70.1% (Cost $157,491,579)	(c)				$157,491,579
Other Assets in Excess of Liabilities – 29.9%					67,296,347

Net Assets – 100.0%					$224,787,926

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $63,494,044, or 28.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate presented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

9

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of December 31, 2015

Average Annual Returns
One year	-2.04%
Five years	3.02%
Ten years	3.80%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Bond Portfolio returned -2.04% versus -0.63% for its benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had small negative returns for the year because U.S. Treasury yields increased across the yield curve and credit spreads widened. For the year 2015, the 10-year Treasury yield increased 10 basis points and the 30-year Treasury yield increased 26 basis points. Interest rates moved higher in anticipation of the Federal Reserve beginning to tighten credit, as it did in December. As measured by the Index, credit spreads widened 29 basis points during the year. While credit spreads widened across all industry sectors, the widening was most pronounced in the energy and mining sectors due to the collapse of energy and commodity prices.

The Portfolio under-performed the Index by 1.41% for the year 2015 due to a combination of factors, including the Portfolio’s allocation to several industry sectors, the overall credit quality of the Portfolio, certain holdings in the Portfolio, and the expense ratio of the Portfolio. The average credit quality of the Portfolio was Baa1 versus A3 for the Index, and this difference in credit quality detracted from relative performance because higher quality bonds outperformed lower quality bonds during 2015. The Portfolio’s duration positioning benefited relative performance marginally. The Portfolio’s duration was approximately 0.25 years shorter than the duration of the Index during a year in which Treasury yields rose and credit spreads widened.(1)

With the exception of two industry sectors, differences in industry weightings between the Portfolio and the Index had little impact on relative performance. The Portfolio was over-weighted in the Energy sector by approximately 5% in the second half of 2015, and this hurt relative performance because the Energy sector performed poorly late in the year. The approximate 10% under-weighting in the banking sector also detracted from relative performance because the banking sector was the best performing sector in 2015.(1)

The quality of corporate credit in the U.S. was largely maintained in 2015, with the exceptions of the energy and mining sectors. Indeed, the five securities in the Portfolio that performed the worst in 2015 were all from these two sectors, and include Chesapeake Energy Corp., Teck Resources Ltd., Freeport-McMoRan Inc., Noble Holding International Ltd., and The Williams Cos., Inc. The five best performing bonds in 2015 were Ally Financial, Inc., Aflac, Inc., Time Warner Cable, Inc., Packaging Corp. of America, and Union Pacific Corp.(1)

Despite economic weakness in China, we expect the U.S. economy to continue growing slowly. With the exception of energy and mining companies, this growth in the U.S. economy will be generally supportive of corporate profits. Even though the Federal Reserve may tighten short-term credit further in 2016 if economic data is strong, we do not believe Treasury yields will increase much in 2016 because inflation continues to be very low. Because credit spreads have widened and the outlook for corporate profits in most sectors looks reasonably good, we expect to continue to overweight what we consider to be solid BBB investment grade bonds. We plan to also add some BB high yield bonds to the Portfolio if credit spreads for these securities are attractive. Even though we do not expect Treasury yields to rise significantly in 2016, we plan to maintain the duration of the Portfolio short of the Index duration. We would rather take credit risk than interest rate risk given the low level of interest rates and the wider credit spreads available on corporate bonds.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Corporate Bonds (4)	96.6
Asset-Backed Securities (4)	0.6
U.S. Treasury Obligations	0.6
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Fifth Third Bancorp 4.500%, 06/01/2018	1.2
2. Union Electric Co. 6.400%, 06/15/2017	1.0
3. Prudential Financial, Inc. 6.100%, 06/15/2017	1.0
4. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.0
5. CSX Corp. 5.600%, 05/01/2017	1.0
6. Hartford Financial Services Group, Inc. /The 5.375%, 03/15/2017	1.0
7. Bunge NA Finance LP 5.900%, 04/01/2017	1.0
8. Comerica Bank 5.750%, 11/21/2016	1.0
9. Simon Property Group LP 3.750%, 02/01/2024	1.0
10. Metropolitan Life Global Funding I 2.300%, 04/10/2019	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	25.8
Energy	17.5
Utilities	9.8
Industrials	9.3
Information Technology	8.3
Consumer Discretionary	8.1
Health Care	7.1
Materials	4.6
Consumer Staples	3.9
Telecommunication Services	2.8

97.2

11

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	December 31, 2015

Corporate Bonds – 96.6%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 8.1%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$977,793
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	838,912
McDonald’s Corp. (Hotels, Restaurants & Leisure)		4.875%	12/09/2045	1,000,000	1,005,385
Expedia, Inc. (Internet & Catalog Retail)	(a)	5.000%	02/15/2026	1,000,000	976,471
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	625,000	596,347
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,345,655
CCO Safari II, LLC (Media)	(a)	3.579%	07/23/2020	1,000,000	994,272
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	736,951
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,024,749
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	259,370
Time Warner Cable, Inc. (Media)		6.550%	05/01/2037	850,000	859,724
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,224,921
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	949,862
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	900,000	762,356

					12,552,768

CONSUMER STAPLES – 3.9%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	750,000	801,819
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,563,828
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	900,132
Imperial Tobacco Finance PLC (Tobacco)	(a)	3.750%	07/21/2022	1,400,000	1,405,764
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,328,301

					5,999,844

ENERGY – 17.5%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	900,000	640,804
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	884,102
Noble Holding International Ltd. (Energy Equip. & Svs.)		4.000%	03/16/2018	900,000	815,067
Noble Holding International Ltd. (Energy Equip. & Svs.)		5.950%	04/01/2025	1,000,000	690,094
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,383,150
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,027,577
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	972,808
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	565,000	276,850
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	(a)	4.500%	06/01/2025	900,000	815,744
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	1,350,000	1,220,129
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	900,000	765,350
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		5.850%	12/15/2025	1,000,000	972,631
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	400,000	344,283
Enterprise Products Operating, LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	1,000,000	933,368
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	888,924
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	787,655
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,000,156
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	684,229
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	817,397
MPLX LP (Oil, Gas & Consumable Fuels)	(a)	4.875%	12/01/2024	1,000,000	897,500
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	3.700%	12/01/2022	1,400,000	1,071,130
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	978,149
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,338,173
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	825,241
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	900,000	786,099
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,342,710
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(b)	4.050%	01/23/2020	900,000	652,500
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	1,425,000	1,219,712
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,308,364
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.750%	06/24/2044	1,000,000	593,793

					26,933,689

FINANCIALS – 25.8%
Bank of America Corp. (Banks)		4.200%	08/26/2024	500,000	500,726
Bank of America Corp. (Banks)		3.875%	08/01/2025	850,000	862,941
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	900,000	908,912
Citigroup, Inc. (Banks)		4.400%	06/10/2025	900,000	909,432
Comerica Bank (Banks)		5.750%	11/21/2016	1,500,000	1,553,676
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,843,054
KeyCorp (Banks)		5.100%	03/24/2021	500,000	546,620
PNC Bank NA (Banks)		3.250%	06/01/2025	850,000	845,697
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,407,130
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	972,940
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,409,899
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,281,140
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	970,995

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	$1,000,000	$1,045,536
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,356,456
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	926,901
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	792,382
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,395,783
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	887,920
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2.750%	12/01/2020	900,000	900,152
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3.750%	12/01/2025	1,000,000	1,003,386
Moody’s Corp. (Diversified Financial Svs.)		5.250%	07/15/2044	1,000,000	1,020,566
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,475,406
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	497,338
American International Group, Inc. (Insurance)		3.875%	01/15/2035	1,400,000	1,234,681
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,564,537
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,387,266
Metropolitan Life Global Funding I (Insurance)	(a)	2.300%	04/10/2019	1,500,000	1,500,385
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,589,178
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	901,047
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	517,923
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,301,704
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,408,202
HCP, Inc. (Real Estate Investment Trusts)		4.000%	06/01/2025	1,500,000	1,465,462
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,533,465

					39,718,838

HEALTH CARE – 7.1%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	1,425,000	1,379,598
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,053,572
Baxalta, Inc. (Biotechnology)	(a)	4.000%	06/23/2025	1,400,000	1,386,206
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	1,350,000	1,345,710
Gilead Sciences, Inc. (Biotechnology)		4.500%	02/01/2045	900,000	880,723
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	540,047
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	900,000	894,793
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	428,013
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,000,010
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,103,649
Mylan NV (Pharmaceuticals)	(a)	3.000%	12/15/2018	900,000	898,132

					10,910,453

INDUSTRIALS – 8.7%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	839,366
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,025,049
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	894,211
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,353,507
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,463,853
American Airlines Group, Inc. (Airlines)	(a)	4.625%	03/01/2020	1,000,000	952,500
GE Capital International Funding Co. (Industrial Conglomerates)	(a)	0.964%	04/15/2016	14,000	14,006
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	514,520
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,420,945
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	869,269
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,577,816
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	593,116
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.300%	04/01/2021	900,000	887,732
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,016,702

					13,422,592

INFORMATION TECHNOLOGY – 8.3%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	900,000	883,256
QUALCOMM, Inc. (Communications Equip.)		3.450%	05/20/2025	1,000,000	959,317
Denali Borrower, LLC / Denali Finance Corp. (Computers & Peripherals)	(a)	5.625%	10/15/2020	900,000	942,750
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,000,000	1,079,173
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	900,000	903,193
Broadcom Corp. (Semiconductors & Equip.)		3.500%	08/01/2024	1,400,000	1,404,740
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,492,728
KLA-Tencor Corp. (Semiconductors & Equip.)	(b)	3.375%	11/01/2019	900,000	909,327
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	928,164
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,491,132
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	956,877
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)	(a)	4.900%	10/15/2025	850,000	834,769

					12,785,426

13	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 4.6%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	$900,000	$905,686
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,400,000	1,263,269
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	995,661
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	988,429
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	709,105
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	925,000	536,500
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,270,594
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	462,500

					7,131,744

TELECOMMUNICATION SERVICES – 2.8%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	865,094
Frontier Communications Corp. (Diversified Telecom. Svs.)		7.125%	03/15/2019	1,000,000	999,900
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,343,749
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	347,345
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	680,126

					4,236,214

UTILITIES – 9.8%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,066,968
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	905,212
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,021,828
Duke Energy Florida, LLC (Electric Utilities)		4.550%	04/01/2020	500,000	540,706
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	492,780
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,585,035
LG&E and KU Energy, LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,056,973
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	958,245
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,602,369
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,075,097
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,075,762
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,273,528
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,091,040
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,415,749

					15,161,292

Total Corporate Bonds (Cost $152,759,712)					$148,852,860

Asset-Backed Securities – 0.6%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.6.%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$863,169	$843,748

Total Asset-Backed Securities (Cost $863,169)					$843,748

U.S. Treasury Obligations – 0.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.500%	01/31/2022	$1,000,000	$972,240

Total U.S. Treasury Obligations (Cost $971,977)					$972,240

Money Market Funds – 0.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				441,000	$441,000

Total Money Market Funds (Cost $441,000)					$441,000

Total Investments – 98.1% (Cost $155,035,858)	(c)				$151,109,848
Other Assets in Excess of Liabilities – 1.9%					2,930,563

Net Assets – 100.0%					$154,040,411

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $13,622,447, or 8.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

14

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of December 31, 2015

Average Annual returns
One year	2.15%
Five years	9.94%
Ten years	7.24%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Omni Portfolio returned 2.15% versus 0.97% for its benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The 118 basis points of outperformance for the Portfolio versus the blended benchmark is the result of outperformance by the equity portion of the Portfolio versus the S&P 500 Index, somewhat offset by the underperformance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark also benefitted relative performance because stocks outperformed bonds for the year.(1)

For the year 2015, the equity portion of the Portfolio returned 4.09% versus 1.38% for the S&P 500 Index, for outperformance of 271 basis points. The Portfolio’s best performing stocks for the year were Amazon.com, Inc., Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Receptos, Inc. and Humana, Inc. The Portfolio’s worst performing stocks were PVH Corp., Anadarko Petroleum Corp., Devon Energy Corp., Huntsman Corp. and HP, Inc. The top contributors to stock performance were Amazon.com, Inc., Clovis Oncology, Inc., Pharmacyclics, Inc., Intercept Pharmaceuticals, Inc. and Valeant Pharmaceuticals International, Inc. The top detractors from stock performance were PVH Corp., Devon Energy Corp., HP, Inc., Anadarko Petroleum Corp. and Huntsman Corp.(1)

Outperformance of the equity portion of the Portfolio was led by strong stock selection in Health Care, which contributed 469 basis points to relative performance, along with a sector allocation underweight in Energy that contributed 82 basis points. Overall, both stock selection and sector allocation impacts were positive contributors to relative performance.(1)

For the year 2015, the bond portion of the Portfolio had a return of -1.05% versus -0.63% for the Merrill Lynch Index, for underperformance of 42 basis points. Both the bond portion of the Portfolio and the Merrill Lynch Index had small negative returns because U. S. Treasury yields increased and credit spreads widened during the year.

The bond portion of the Portfolio underperformed the Merrill Lynch Index for several reasons. The bond portion of the Portfolio was overweighted in the Energy sector by approximately 6% in the second half of the year, and the Energy sector performed poorly late in 2015. The bond portion of the Portfolio was underweighted in the banking sector by approximately 8%, and the banking sector was the best performing sector for the year. The average credit quality of the bond portion of the Portfolio was Baa1 versus A3 for the Merrill Lynch Index, and this difference in credit quality detracted from relative performance because higher quality bonds outperformed lower quality bonds during 2015. Having a bond duration that was approximately 0.4 years shorter than the Merrill Lynch Index for much of the year benefitted relative performance marginally because Treasury yields increased and credit spreads widened during 2015. The bond portion of the Portfolio included a position in U.S. Treasury securities that ranged from 3% to 13% of bonds, and this also benefitted relative performance as credit spreads widened.(1)

The quality of corporate credit in the U.S. was largely maintained in 2015, with the exceptions of the energy and mining sectors. Indeed, the five bonds in the bond portion of the Portfolio that performed the worst in 2015 were all from these two sectors, and include Teck Resources Ltd., Freeport-McMoRan, Inc., Ensco PLC, Southwestern Energy Corp. and Marathon Oil Corp. The five best performing bonds in 2015 were Aflac, Inc., Time Warner Cable, Inc., Packaging Corp. of America, Northern Trust Corp. and Union Pacific Corp.(1)

The past year was volatile, as debate regarding the impact on the bond and stock markets from the imminent rate increase from the Federal Reserve played out. Weak consumer spending despite low oil prices weighed on the market, as did the terrorist attacks in Paris. The U.S. economy continued to slowly improve, as China continued to stimulate and employment in the U.S. remained solid. We continue to believe that the Federal Reserve will be measured in its rate increases (only increasing rates if economic data is strong) and, therefore, maintain a positive bias towards the stock market, as the Central Banks of all major economies continue to be supportive of growth. Our continued focus on companies with strong competitive positions and ability to gain market share will hopefully continue to benefit performance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	75.6
Corporate Bonds (4)	23.4
Asset-Backed Securities (4)	0.2
U.S. Treasury Obligations	0.7
Money Market Funds Less Net Liabilities	0.1

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	2.6
2. Microsoft Corp.	2.2
3. Mylan NV	2.2
4. Allergan plc	2.0
5. Intel Corp.	1.9
6. Amazon.com, Inc.	1.9
7. NXP Semiconductors NV	1.9
8. Facebook, Inc. Class A	1.9
9. Citigroup, Inc.	1.8
10. Alibaba Group Holding Ltd. – ADR	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	28.0
Financials	18.7
Health Care	18.1
Consumer Discretionary	10.7
Industrials	9.6
Energy	7.3
Consumer Staples	3.6
Utilities	1.7
Materials	1.0
Telecommunication Services	0.5

99.2

16

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 75.6%		Shares	Value
CONSUMER DISCRETIONARY – 9.0%
Delphi Automotive PLC (Auto Components)		8,812	$755,453
Newell Rubbermaid, Inc. (Household Durables)		17,043	751,255
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,386	936,784
CBS Corp. Class B (Media)		11,261	530,731
Time Warner, Inc. (Media)		11,320	732,064
PVH Corp. (Textiles, Apparel & Luxury Goods)		9,232	679,937

			4,386,224

CONSUMER STAPLES – 2.1%
Molson Coors Brewing Co. Class B (Beverages)		3,757	352,857
Mondelez International, Inc. Class A (Food Products)		8,541	382,978
Procter & Gamble Co. / The (Household Products)		3,782	300,329

			1,036,164

ENERGY – 3.0%
Schlumberger Ltd. (Energy Equip. & Svs.)		5,373	374,767
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		7,175	348,562
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		5,109	361,666
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	11,038	359,397

			1,444,392

FINANCIALS – 12.8%
Bank of America Corp. (Banks)		21,939	369,233
Citigroup, Inc. (Banks)		17,399	900,398
JPMorgan Chase & Co. (Banks)		11,547	762,448
KeyCorp (Banks)		56,195	741,212
Regions Financial Corp. (Banks)		70,917	680,803
Capital One Financial Corp. (Consumer Finance)		9,735	702,672
Discover Financial Services (Consumer Finance)		14,599	782,798
Hartford Financial Services Group, Inc. / The (Insurance)		13,477	585,710
Prudential Financial, Inc. (Insurance)		9,018	734,155

			6,259,429

HEALTH CARE – 16.2%
Celgene Corp. (Biotechnology)	(a)	5,444	651,973
Medtronic PLC (Health Care Equip. & Supplies)		8,944	687,973
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		4,174	428,211
Aetna, Inc. (Health Care Providers & Svs.)		2,939	317,765
Cigna Corp. (Health Care Providers & Svs.)		5,011	733,260
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	11,076	749,070
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,936	842,022
Allergan plc (Pharmaceuticals)	(a)	3,048	952,500
Mylan NV (Pharmaceuticals)	(a)	19,567	1,057,988
Pfizer, Inc. (Pharmaceuticals)		22,432	724,105
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7,256	737,572

			7,882,439

INDUSTRIALS – 7.4%
Hexcel Corp. (Aerospace & Defense)		9,992	464,128
Honeywell International, Inc. (Aerospace & Defense)		2,977	308,328
Raytheon Co. (Aerospace & Defense)		6,001	747,305
FedEx Corp. (Air Freight & Logistics)		4,830	719,622
Stanley Black & Decker, Inc. (Machinery)		5,061	540,161
Xylem, Inc. (Machinery)		22,144	808,256

			3,587,800

INFORMATION TECHNOLOGY – 25.1%
Cisco Systems, Inc. (Communications Equip.)		26,636	723,301
Harris Corp. (Communications Equip.)		8,923	775,409
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	10,644	865,038
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	372	289,420
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	963	730,801
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	8,644	904,681
MasterCard, Inc. Class A (IT Svs.)		7,029	684,343
Avago Technologies Ltd. (Semiconductors & Equip.)		5,915	858,562
Intel Corp. (Semiconductors & Equip.)		27,482	946,755
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	10,833	912,680
Adobe Systems, Inc. (Software)	(a)	7,895	741,656
Microsoft Corp. (Software)		19,307	1,071,152
Oracle Corp. (Software)		16,858	615,823
Apple, Inc. (Tech. Hardware, Storage & Periph.)		11,822	1,244,384
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		56,758	862,722

			12,226,727

Total Common Stocks (Cost $35,869,620)			$36,823,175

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds – 23.4%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.7%
General Motors Co. (Automobiles)		5.000%	04/01/2035	$100,000	$93,212
Mattel, Inc. (Leisure Products)		3.150%	03/15/2023	75,000	71,562
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	100,000	107,652
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	81,695
Discovery Communications, LLC (Media)		3.300%	05/15/2022	75,000	70,737
Time Warner Cable, Inc. (Media)		6.550%	05/01/2037	150,000	151,716
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	72,545
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	77,016
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	100,000	84,706

					810,841

CONSUMER STAPLES – 1.5%
Anheuser-Busch Cos., LLC (Beverages)		5.500%	01/15/2018	150,000	160,364
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	156,383
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	100,015
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	108,992
Imperial Tobacco Finance PLC (Tobacco)	(b)	3.750%	07/21/2022	100,000	100,412
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	101,213

					727,379

ENERGY – 4.3%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	100,000	71,200
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	98,234
Noble Holding International Ltd. (Energy Equip. & Svs.)		4.000%	03/16/2018	100,000	90,563
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	138,315
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	102,758
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	101,322
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.500%	06/01/2025	100,000	90,638
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	150,000	135,570
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	100,000	85,039
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	100,000	86,071
Enterprise Products Operating, LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	100,000	93,337
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	94,625
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	66,669
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	161,596
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	120,746
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(c)	3.700%	12/01/2022	100,000	76,509
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	100,000	102,936
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	100,000	87,344
Shell International Finance BV (Oil, Gas & Consumable Fuels)		3.250%	05/11/2025	100,000	97,641
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(c)	4.050%	01/23/2020	100,000	72,500
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	75,000	64,195
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	68,861

					2,106,669

FINANCIALS – 5.9%
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	152,284
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	100,990
Citigroup, Inc. (Banks)		5.850%	08/02/2016	75,000	76,939
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	101,048
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	98,484
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	100,650
KeyBank NA (Banks)		5.700%	11/01/2017	150,000	159,367
PNC Bank NA (Banks)		3.250%	06/01/2025	150,000	149,241
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	100,000	100,509
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	77,321
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	100,707
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	109,623
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	76,868
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	97,099
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	78,587
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	75,000	75,154
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	158,476
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	100,000	99,699
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	98,658
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2.750%	12/01/2020	100,000	100,017
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	77,653
Allstate Corp. / The (Insurance)		3.150%	06/15/2023	75,000	74,985
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	88,192
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	99,090

18	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	$75,000	$73,058
Camden Property Trust (Real Estate Investment Trusts)		3.500%	09/15/2024	100,000	97,610
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	74,116
HCP, Inc. (Real Estate Investment Trusts)		4.000%	06/01/2025	100,000	97,698
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	75,000	77,973

					2,872,096

HEALTH CARE – 1.9%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	75,000	72,610
Baxalta, Inc. (Biotechnology)	(b)	4.000%	06/23/2025	100,000	99,015
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	149,523
Gilead Sciences, Inc. (Biotechnology)		4.500%	02/01/2045	100,000	97,858
Anthem, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	158,569
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	100,000	99,422
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	75,532
Mylan NV (Pharmaceuticals)	(b)	3.000%	12/15/2018	100,000	99,792
Pfizer, Inc. (Pharmaceuticals)		6.050%	03/30/2017	75,000	79,509

					931,830

INDUSTRIALS – 2.0%
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	89,421
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	77,045
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	81,760
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	101,496
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	96,585
ERAC U.S.A. Finance, LLC (Road & Rail)	(b)(c)	6.375%	10/15/2017	150,000	161,088
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	74,140
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.300%	04/01/2021	100,000	98,637
Ryder System, Inc. (Road & Rail)		2.650%	03/02/2020	100,000	98,384
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	101,670

					980,226

INFORMATION TECHNOLOGY – 2.9%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	100,000	98,140
QUALCOMM, Inc. (Communications Equip.)		3.450%	05/20/2025	100,000	95,932
Denali Borrower, LLC / Denali Finance Corp. (Computers & Peripherals)	(b)	5.625%	10/15/2020	100,000	104,750
Amphenol Corp. (Electronic Equip., Instr. & Comp.)		3.125%	09/15/2021	100,000	98,928
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	161,876
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	100,000	100,355
Broadcom Corp. (Semiconductors & Equip.)		3.500%	08/01/2024	100,000	100,339
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	100,000	99,515
KLA-Tencor Corp. (Semiconductors & Equip.)	(c)	3.375%	11/01/2019	100,000	101,036
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	103,129
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	99,409
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	95,688
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)	(b)	4.900%	10/15/2025	150,000	147,312

					1,406,409

MATERIALS – 1.0%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	100,000	100,632
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	69,813
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	90,234
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	78,789
Freeport-McMoRan, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	43,500
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	66,873
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	34,688

					484,529

TELECOMMUNICATION SERVICES – 0.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	96,122
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	61,296
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	72,871

					230,289

UTILITIES – 1.7%
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	100,579
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	158,504

19	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	$150,000	$159,666
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	71,868
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	160,237
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	76,412
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	101,125

					828,391

Total Corporate Bonds (Cost $11,621,778)					$11,378,659

Asset-Backed Securities – 0.2%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.2%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	05/01/2023	$95,908	$93,750

Total Asset-Backed Securities (Cost $95,907)					$93,750

U.S. Treasury Obligations – 0.7%		Rate	Maturity	Face Amount	Value
United States Treasury Note		1.125%	04/30/2020	$100,000	$97,733
United States Treasury Note		1.750%	03/31/2022	150,000	147,710
United States Treasury Note		2.500%	05/15/2024	100,000	102,177

Total U.S. Treasury Obligations (Cost $348,585)					$347,620

Money Market Funds – 0.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				102,000	$102,000

Total Money Market Funds (Cost $102,000)					$102,000

Total Investments – 100.1% (Cost $48,037,890)	(d)				$48,745,204
Liabilities in Excess of Other Assets – (0.1)%					(46,072)

Net Assets – 100.0%					$48,699,132

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $901,644, or 1.9% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
(c)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.
(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

20

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of December 31, 2015

Average Annual Returns
One year	-0.40%
Five years	0.49%
Ten years	1.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the International Portfolio returned -0.40% versus -5.66% for its benchmark, the MSCI All Country World ex-USA Index (Net-USD).

Global equity markets performance was mixed over the reporting period, as regional divergence caused large currency moves that impacted overall performance for investors. Outside the U.S., central banks in Canada, Europe and Japan maintained aggressively loose monetary policies in an effort to fight deflation and support economic growth. Meanwhile, in the U.S., a stronger economy raised expectations for the first Federal Reserve interest rate hike in almost a decade. The anticipated divergence in global monetary policy drove up the value of the U.S. dollar relative to other major world currencies. Over the reporting period, developed markets, as measured by MSCI EAFE Index, rose 5.33% in local terms, but fell 0.81% for U.S. dollar-based investors, due to the strong U.S. dollar. Emerging markets declined over the reporting period, as China’s slowing economy and a decline in commodity prices negatively impacted the outlook for global growth. As measured by MSCI Emerging Markets Index, emerging markets returned -5.76% in local terms, and -14.92% for U.S. dollar based investors.

The European equity market, as measured by MSCI AC Europe Index, returned 4.71% in local terms, but declined 3.23% for U.S. dollar-based investors. Throughout the reporting period, aggressively loose monetary policy by the European Central Bank (“ECB”) and a weaker euro improved the outlook for economic growth for 2015 and 2016. Despite the mid-year political crisis in Greece, the sovereign debt crisis in the euro area continued to recede, as the major economies of Spain and Italy returned to higher growth and lower unemployment. Furthermore, as government budgets have improved and bond yields declined, the impact of fiscal austerity has diminished. As the period ended, the ECB cut deposit rates to a record low -0.30% and extended its 1.1 trillion euro asset purchase program into 2017. Despite geopolitical turmoil (tragic acts of terrorism and massive influx of refugees), domestic demand in Europe continued to improve, helped by record low interest rates, lower energy costs, and a relatively weaker currency.

The Japanese equity market, as measured by MSCI Japan Index, returned 9.57% for U.S. dollar-based investors. Japan’s equity market led the major developed markets and all Asian markets. Japanese corporate data has been very strong with ongoing earnings acceleration due to the sustained weakness of the yen, lower energy prices, and higher consumption driven by a tourist boom. Japanese retail sales increased during the year, Small Business Confidence improved and the service sector Purchasing Managers’ Index rose to its highest level in nearly two years. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. The Bank of Japan remains accommodative, with an open commitment to maintain asset purchases of 80 trillion yen per month. Revisions to Prime Minister Abe’s structural reform plan will be released in 2016.

While the major developed markets were growing modestly, there were signs of a deceleration and slowing trade in several emerging markets. After a decade of double-digit growth driven by fixed asset investment and a mercantilist dependence on global trade, the Chinese government’s decision to transform to a more consumption-based economy has slowed the pace of growth. While in the long-term, this economic rebalancing is positive, in the near-term, it has resulted in slower Chinese economic activity and reduced the global demand for fixed assets and commodities. Countries whose economies benefited from commodity exports to China, such as Russia and Brazil, are now expecting recessions. The volatility of the local Chinese A-share market and the government’s sudden weakening of the Chinese yuan in August has fueled worries about economic stability. After a strong start to the year, Chinese equities, as measured by MSCI China, declined 7.82%. As with most developed economies, many emerging market central banks continue to ease monetary conditions by cutting interest rates and adding liquidity. For example, the People’s Bank of China continues to ease monetary policy, using multiple measures to stimulate the economy such as cutting the benchmark one-year lending rate and lowering the reserve requirement for banks.

Chinese economic weakness impacted South Korea, which experienced an overall drop in total exports for the first time in six years. In Taiwan, weaker exports to China were offset by stronger domestic demand amid a stable job market and rising household incomes. During the reporting period, MSCI Taiwan and MSCI South Korea fell 11.72% and 6.66%, respectively. An economic bright spot for the emerging markets was South East Asia. Solid domestic demand drove recoveries in India, Indonesia, and Thailand, which were also boosted by more responsible monetary and fiscal policies, and renewed political stability. Despite positive economic and reform progress, the stock markets and currencies declined during the reporting period amid a broad sell-off in emerging market assets.

For the reporting period, the MSCI USA Index (0.69%) outperformed both the MSCI EAFE Index (-0.81%) and MSCI Emerging Markets Index (-14.92%). Broadly across the world, there was a wide divergence among country returns. Within developed markets, the best performing major economy was MSCI Japan (9.57%), which was less impacted by currency depreciation. Within the Euro area (and euro pegged currencies), the depreciation of the euro by 10.2% versus the U.S. dollar was a major detractor from returns. Within the region, only MSCI Ireland (16.49%), MSCI Denmark (23.43%) and MSCI Belgium (12.10%) had positive returns. The major developed economies which underperformed the most were the ones most exposed to commodities and emerging markets: MSCI Canada (-24.16%), MSCI Singapore (-17.71%), MSCI Spain (-15.64%) and MSCI Norway (-14.99%). Within emerging markets, no major market

21	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

had positive returns. The top performers were the ones with the strongest currencies: MSCI China (-7.82%), MSCI South Korea (-6.66%) and MSCI Philippines (-6.80%). Laggards in the emerging markets included: MSCI Brazil (-41.37%), MSCI Colombia (-41.80%) and MSCI Greece (-61.33%).

Country allocation remained a key driver of performance for the reporting period, as it consistently has been in the past. The Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets.(1)

In Japan, positive performance was driven by the Portfolio’s overweight allocation to Japanese equities. Japanese pharmaceuticals developer Shionogi & Co. Ltd. was one of the Portfolio’s top contributors. Broadly, exporters were the primary beneficiaries of the weaker yen. For example, our investment in Fuji Heavy Industries Ltd. benefited from strong demand for its Subaru brand of cars while Murata Manufacturing Co. Ltd., an electronic component producer, saw strong demand from global smart phone and tablet manufacturers. Domestic travel related stocks also turned in a strong performance, as a growing Chinese middle class took advantage of the weaker yen and looser visa requirements to visit Japan. Internet travel booking company Ikyu Corp. and hotel group Resorttrust, Inc. were among the Portfolio’s top performers. Contributions from home builder Sekisui House Ltd. were offset by losses from building materials company Asahi Kasei Corp.(1)

Contributions from Europe were mixed during the period. Danish companies sensitive to the improvement in regional economic growth and lower fuel costs, such as transportation company DSV A/S, outperformed. Danish pharmaceutical company, Novo Nordisk A/S, also outperformed due to continued global demand for its diabetes medications. Ireland and Germany also benefited from an improving European domestic growth outlook. Irish construction equipment company, CRH PLC, and German broadcaster, ProSiebenSat.1 Media SE, rose during the period. Elsewhere in Europe, the Portfolio’s positioning in Austria contributed negatively to results. Austrian insurance company UNIQA Insurance Group AG and steel maker voestalpine AG underperformed. In Turkey, the year began with an improvement in the economic outlook as inflation stabilized and the central bank cut rates. However, over the summer, with a failed election, political instability weighed on the market. The Portfolio’s overweight position to Turkey detracted from performance. Finally, an overweight position in Italy, led by banking service company Cerved Information Solutions SpA and Luxottica Group SpA, contributed positively to Portfolio performance. The Portfolio’s underweight position in France and Switzerland detracted from performance.(1)

The Portfolio’s underweight allocation to major commodity-producing countries helped performance. The Portfolio maintained underweights to Australia, Canada, and South Africa. Overcapacity and slowing global growth drove commodity prices broadly lower, as Brent crude oil and copper slumped 35.0% and 24.4%, respectively. The Portfolio was overweight Norway, which is a large oil and gas producing country; however, stock selection benefited performance. Royal Caribbean Cruises Ltd. outperformed on rising demand and lower operating costs.(1)

The Portfolio maintained its largest underweight to emerging market countries in many years, which generally benefited performance as emerging markets broadly underperformed developed markets. The biggest positive contribution came from our zero weight in Brazil, which declined 41.4%, as measured by MSCI Brazil. In China, Taiwan and Thailand, poor timing and asset selection hurt Portfolio performance, while an overweight position in Indonesia also hurt performance.(1)

During the reporting period, the Portfolio hedged some currencies with currency forwards. The overall net returns of the currency forward positions contributed positively to Portfolio performance. Positive contribution from a short position in the Canadian dollar (versus the U.S. dollar) and a short position in the Euro (versus the U.S. dollar) aided performance, while a long position in the Swiss franc (versus the euro) was a drag on performance. The Portfolio also utilized equity index futures to assist in managing country weights and cash in the Portfolio. The Portfolio also utilized equity index futures to assist in managing country weights and cash. During the period, equity futures detracted from the Portfolio’s return. The key poor performer for futures was China H-Shares Futures, which declined in concert with the Chinese markets.(1)

The Portfolio was also positively impacted by purchases of Initial Public Offerings (IPOs) during the period. The two IPOs that provided the most contribution were Intertrust NV and Nordax Group AB.

We are consistently applying our long-term methodology, which seeks to identify countries and stocks with growth and stability in earnings and cash flows. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels with favorable macroeconomic outlooks. We continue to find country and stock holdings attractive for the long-term.

The latest research shows that country effects have become increasing more influential in a well-diversified international portfolio. Portfolio management believes the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the euro area), increased macro instability related to sovereign indebtedness and varying trend growth.

The Portfolio maintained exposure to select healthy, high quality developed markets. In Europe, our core view is that the euro area recovery and growth cycle are genuine. The countries we have the highest conviction in are Germany, Netherlands and Ireland, which all benefit from quantitative easing. We are also overweight favored Scandinavian countries, such as Norway, Sweden, and Denmark. We expect that the resilient European economies will benefit from the weaker euro, low borrowing costs and an improving outlook. Additionally, we are also overweight Central Europe, specifically Turkey, Austria, Czech Republic and Hungary. In other major European markets, we remain underweight the UK, Switzerland, and France.(1)

At the end of the period, Japan represented the only investment in Asia. Japan was our highest conviction overweight, where we are allocated to both exporters and domestically- oriented stocks. We continue to believe the Japanese stock market is the most attractive over the medium to long-term. The reasons for maintaining our conviction include: (1) Japanese corporate earnings and sales revisions are among the strongest across all regions we monitor, (2) Japanese corporate profitability, measured by return on equity, is near a 25-year high due to rising margins, (3) the yen remains near a 9-year low, which is a strong support for Japanese equities and (4) the potential for further monetary easing. The Japanese stocks positions are composed mainly of exporting companies that will benefit from the weaker yen, and also domestic stocks focused on tourism, which is booming as richer Asian tourists visit for the first time.(1)

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

In Latin America, we see long-term opportunities in Mexico. Mexican companies benefit from external demand from the U.S., where roughly 80% of their exports are destined. The cheaper peso, stable labor costs, and membership in NAFTA make the country an attractive destination for investments.

Across the Portfolio, we remain partially hedged vs. U.S. dollar appreciation, as we believe the divergence in growth expectations and inflation will continue to drive the dollar higher. We are currently underweight to emerging markets, as our view is the effects of the strong dollar and lower energy prices will benefit many emerging economies in the long-term; however, the slowdown in China and Asian export growth is a drag on sentiment.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. The Portfolio’s managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, underperform. Despite the expectation of the U.S. Federal Reserve to raise rates, we expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	96.3
Preferred Stocks (4)	0.5
Money Market Funds and Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Novo Nordisk A/S – ADR	3.0
2. Honda Motor Co. Ltd.	2.5
3. Royal Caribbean Cruises Ltd.	2.3
4. Kubota Corp.	2.3
5. Fuji Heavy Industries Ltd.	2.2
6. Sekisui House Ltd.	2.2
7. CRH PLC	2.2
8. Danske Bank A/S	2.1
9. Shionogi & Co. Ltd.	2.1
10. DSV A/S	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks, Preferred Stocks):

% of Net Assets
Japan	31.9
Germany	11.9
Denmark	10.3
Sweden	9.3
Netherlands	6.7
Ireland	6.2
Mexico	5.4
Austria	3.3
Norway	3.1
United Kingdom	2.4

23

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 96.3%		Shares	Value
Japan – 31.9%
Aisin Seiki Co. Ltd.	(c)	74,600	$3,210,662
Alps Electric Co. Ltd.	(c)	43,100	1,168,787
ANA Holdings, Inc.	(c)	338,000	975,165
Chugai Pharmaceutical Co. Ltd.	(c)	60,900	2,122,768
Disco Corp.	(c)	21,600	2,034,102
Don Quijote Holdings Co. Ltd.	(c)	24,300	853,385
Doutor Nichires Holdings Co. Ltd.	(c)	29,900	462,477
Fuji Heavy Industries Ltd.	(c)	86,700	3,571,716
HIS Co. Ltd.	(c)	22,500	751,591
Hitachi Ltd.	(c)	318,000	1,801,906
Honda Motor Co. Ltd.	(c)	125,000	3,995,189
Hoshino Resorts REIT, Inc.	(c)	138	1,431,781
Japan Airlines Co. Ltd.	(c)	28,200	1,009,359
Japan Hotel REIT Investment Corp.	(c)	2,550	1,885,323
Kawasaki Heavy Industries Ltd.	(c)	246,000	910,174
Kubota Corp.	(c)	232,700	3,594,900
Kyowa Hakko Kirin Co. Ltd.	(c)	46,000	723,794
Murata Manufacturing Co. Ltd.	(c)	21,300	3,064,669
Nippon Express Co. Ltd.	(c)	307,000	1,442,662
Oriental Land Co. Ltd.	(c)	26,000	1,572,908
Osaka Gas Co. Ltd.	(c)	435,000	1,571,193
Resorttrust, Inc.	(c)	55,400	1,461,441
Sekisui House Ltd.	(c)	209,000	3,514,074
Shionogi & Co. Ltd.	(c)	72,700	3,288,237
Sumitomo Mitsui Financial Group, Inc.	(c)	76,000	2,868,319
Yamaha Motor Co. Ltd.	(c)	61,900	1,387,507

			50,674,089

Germany – 11.4%
Allianz SE	(c)	11,300	1,991,941
BASF SE	(c)	22,000	1,675,916
Bayer AG	(c)	15,800	1,973,267
Daimler AG	(c)	25,700	2,147,337
Deutsche Pfandbriefbank AG	(a)(b)(d)	47,923	583,300
Deutsche Telekom AG	(c)	117,000	2,101,396
HeidelbergCement AG	(c)	7,000	570,483
ProSiebenSat.1 Media SE	(c)	41,600	2,098,775
SAP SE	(c)	28,600	2,269,499
Siemens AG	(c)	10,700	1,035,180
Symrise AG	(c)	26,300	1,741,018

			18,188,112

Denmark – 10.3%
AP Moeller – Maersk A/S	(c)	886	1,155,613
Danske Bank A/S	(c)	124,000	3,327,204
DSV A/S	(c)	83,300	3,278,993
ISS A/S	(c)	24,000	865,121
NKT Holding A/S	(c)	15,071	777,971
Novo Nordisk A/S – ADR		81,800	4,750,944
Sydbank A/S	(c)	20,050	643,804
Vestas Wind Systems A/S	(c)	22,200	1,550,421

			16,350,071

Sweden – 9.3%
Hennes & Mauritz AB	(c)	78,900	2,806,495
Husqvarna AB	(c)	199,900	1,319,219
JM AB	(c)	41,600	1,238,423
Nordax Group AB	(a)(b)(d)	134,790	814,349
Nordea Bank AB	(c)	193,800	2,126,326
Peab AB	(c)	160,400	1,228,231
Skandinaviska Enskilda Banken AB	(c)	125,900	1,324,027
SKF AB	(c)	36,700	592,752
Swedbank AB	(c)	55,700	1,226,712
Telefonaktiebolaget LM Ericsson	(c)	92,100	887,964
Volvo AB	(c)	134,400	1,246,231

			14,810,729

Common Stocks (Continued)		Shares	Value
Netherlands – 6.7%
ABN AMRO Group NV	(a)(b)(d)	22,800	$512,159
Akzo Nobel NV	(c)	8,847	591,145
ASML Holding NV		7,700	683,529
GrandVision NV	(b)(c)	15,000	450,099
Heineken NV	(c)	21,200	1,806,598
ING Groep NV	(d)	150,800	2,040,329
Intertrust NV	(a)(b)(d)	41,652	917,075
Koninklijke Philips NV	(c)	29,600	755,518
NN Group NV	(c)	16,500	582,168
Randstad Holding NV	(c)	8,000	498,171
Royal Dutch Shell PLC – ADR		39,237	1,796,662

			10,633,453

Ireland – 6.2%
Bank of Ireland	(a)(c)	6,915,000	2,531,957
CRH PLC	(c)	120,944	3,487,896
Kerry Group PLC	(c)	33,700	2,788,329
Smurfit Kappa Group PLC	(c)	43,100	1,103,835

			9,912,017

Mexico – 5.4%
Alpek SAB de CV		275,000	384,548
Alsea SAB de CV		312,000	1,086,012
Fibra Uno Administracion SA de CV		270,000	595,161
Fomento Economico Mexicano SAB de CV – ADR		8,700	803,445
Gruma SAB de CV		38,200	537,453
Grupo Aeroportuario del Sureste SAB de CV – ADR		5,700	801,819
Grupo Financiero Banorte SAB de CV		295,200	1,623,776
Grupo Lala SAB de CV		361,500	836,498
Grupo Mexico SAB de CV		70,000	149,427
Infraestructura Energetica Nova SAB de CV		126,500	528,548
Wal-Mart de Mexico SAB de CV		478,000	1,206,475

			8,553,162

Austria – 3.3%
Erste Group Bank AG	(a)(c)	61,500	1,924,339
OMV AG	(c)	19,500	553,512
UNIQA Insurance Group AG	(c)	89,700	730,956
voestalpine AG	(c)	32,600	997,174
Wienerberger AG	(c)	59,500	1,102,673

			5,308,654

Norway – 3.1%
DNB ASA	(c)	92,885	1,144,457
Statoil ASA	(c)	155,600	2,170,116
Yara International ASA	(c)	35,898	1,543,911

			4,858,484

United Kingdom – 2.4%
BG Group PLC	(c)	30,000	434,875
Dialog Semiconductor PLC	(a)(c)	41,600	1,388,134
Fiat Chrysler Automobiles NV	(c)	62,535	868,476
Unilever NV	(d)	26,263	1,144,649

			3,836,134

United States – 2.3%
Royal Caribbean Cruises Ltd.		35,650	3,608,137

Italy – 2.0%
Azimut Holding SpA	(c)	20,800	517,009
Cerved Information Solutions SpA	(c)	129,100	1,072,354
Luxottica Group SpA	(c)	11,300	736,365
UniCredit SpA	(c)	146,996	812,695

			3,138,423

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
Czech Republic – 1.1%
CEZ AS	(c)	39,800	$709,794
Komercni banka as	(c)	5,100	1,012,507

			1,722,301

Hungary – 0.9%
MOL Hungarian Oil & Gas PLC	(c)	9,900	482,850
OTP Bank PLC	(c)	45,500	935,542

			1,418,392

Taiwan – 0.0%
Hon Hai Precision Industry Co. Ltd.	(c)	12,150	29,735

Total Common Stocks (Cost $142,692,346)			$153,041,893

Preferred Stocks – 0.5%		Shares	Value
Germany – 0.5%
Henkel AG & Co. KGaA	(c)	7,500	$837,014

Total Preferred Stocks (Cost $904,221)			$837,014

Money Market Funds – 3.8%		Shares	Value
State Street Institutional Liquid Reserves Fund
Institutional Class		5,997,019	$5,997,019

Total Money Market Funds (Cost $5,997,019)			$5,997,019

Total Investments – 100.6% (Cost $149,593,586)	(e)		$159,875,926
Liabilities in Excess of Other Assets – (0.6)%	(f)		(898,367)

Net Assets – 100.0%			$158,977,559

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $3,276,982, or 2.1% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $128,474,612, or 80.8% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to its valuation model of a stock is below a chosen threshold. These securities represent $4,867,212, or 3.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(f)	Includes $211,708 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2015:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX-Nikkei Index 400 Future	March 10, 2016	211	$2,448,896	$2,513,447	$(64,551)	$(177)
Long	Borsa Istanbul (BIST) 30 Future	February 29, 2016	483	$1,475,217	$1,534,981	$(59,764)	$(24,468)

				$3,924,113	$4,048,428	$(124,315)	$(24,645)

Details of the foreign currency contracts outstanding in the International Portfolio at December 31, 2015 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
October 22, 2015	January 27, 2016	GS	10,749,562 CHF	$11,100,000	$10,742,405	$(357,595)

				$11,100,000	$10,742,405	$(357,595)

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
December 14, 2015	March 15, 2016	CITI	$21,233,577	19,228,000 EUR	$20,932,908	$300,669
December 14, 2015	March 15, 2016	HSBC	$27,019,477	3,253,145,000 JPY	$27,109,078	$(89,601)

			$48,253,054		$48,041,986	$211,068

25	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Counterparties	Currencies
CITI – Citigroup Global Markets, Inc.	CHF – Swiss Franc
GS – Goldman Sachs Bank USA	EUR – Euro
HSBC – HSBC Bank USA, N.A.	JPY – Japanese Yen

Sector Classifications (Common stocks & Preferred Stocks): (Percent of net assets)

Consumer Discretionary	23.4%
Financials	22.1%
Industrials	14.3%
Information Technology	8.4%
Health Care	8.1%
Materials	7.7%
Consumer Staples	6.3%
Energy	3.4%
Utilities	1.8%
Telecommunication Services	1.3%

96.8%

The accompanying notes are an integral part of these financial statements.

26

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of December 31, 2015

Average Annual Returns
One year	-2.05%
Five years	10.59%
Ten years	7.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Capital Appreciation Portfolio returned -2.05% versus 1.38% for its benchmark, the S&P 500 Index.

Overall, 2015 proved to be difficult for many active managers. It was a very narrow, macro driven market with only a few holdings driving the majority of gains in the broad market indices. The average stock in the Russell 3000 Index is down over 12% since the market high earlier this year, while the index itself is down 4% for the same period. Furthermore, the S&P 500 Equal Weighted Index, which returned -2.2%, lagged the S&P 500 Index by 3.6%; its smaller weightings in Amazon.com, Inc., Microsoft Corp., Alphabet, Inc. (f/k/a Google), and Facebook, Inc. accounted for nearly half of the shortfall. Media reports on “FANG” (Facebook, Amazon.com, Netflix, and Google) stocks have been widespread, rightfully so. In Information Technology, Facebook, Inc. and Alphabet, Inc. accounted for 83 basis points of the index’s return; in Consumer Discretionary, Amazon.com, Inc. and Netflix, Inc. contributed 72 basis points.

There was also significant disparity among market segments: the Russell 1000 Growth Index outperformed its value counterpart by more than 9% and the Russell 1000 Index outperformed the Russell 2000 Index by over 5%. From a sector perspective, those sectors most tied to commodity prices and global growth, like Energy, Materials, and Industrials declined. Health Care, Information Technology, and the Consumer sectors posted solid gains. This illustrates that the market was focused on top-line revenue growers, along with safety, in the face of slowing earnings growth, global turmoil, China/emerging market weakness, and the resulting volatility that ensued.

Against that backdrop, the calendar year relative performance fell short of the S&P 500 Index. This marks the first time in our history at Jennison to underperform for two consecutive calendar years. Several of our holdings, especially in Energy and Materials, were hurt by negative volatility in sectors overall; however, in most cases fundamentals are strong and earnings did not disappoint. Our positions in these sectors trailed the poor returns of the index and were the largest sources of absolute and relative weakness.(1)

Constellium NV hit new lows in October that were partly a function of mutual fund fiscal year tax loss selling. Earlier in the year, the stock was punished due to its increased leverage to purchase Wise Metals, which won’t add capacity in its key auto-panel sheet business until 2017/18. Shares rebounded recently, reflecting its fundamentals more accurately, in our view. We think that the current valuation already discounts negative scenarios and that there will be more market recognition of the long-term growth opportunity or specialty aluminum due to the light weighting in auto and aerospace markets going forward.(1)

Shares of Potash Corp. of Saskatchewan, Inc. performed poorly for two reasons: recent weakness in the potash market as pricing has retraced to the lows of last year at $300 per ton, and uncertainty around its bidding for a European competitor, K+S in Germany.(1) Although we continue to like the positive free cash flow metrics of Potash Corp. of Saskatchewan, Inc., which more than funds its almost 7% dividend, we eliminated the position due to the risk of the company’s biggest commodity, potash, going lower in price or staying under $300 for a prolonged period.(1)

In Energy, we invested in companies that we believed were major independent players, high quality, and had solid balance sheets. Unfortunately, two of our holdings were hurt by one-time company-specific events; however, we still maintain conviction in our investment thesis.(1)

Noble Energy, Inc. experienced delays in contract negotiations with the Israeli government over disposal of its assets in the Eastern Mediterranean. The company’s core U.S. assets are located in the Niobrara and Marcellus - two of the most economic onshore basins in the U.S., which should provide years of inventory. With its prospects for growth in the Middle East, efficient use of capital and prudent cost management, we believe Noble Energy, Inc. could benefit over the medium- to long-term given its inexpensive valuation relative to its peer group.(1)

Anadarko Petroleum Corp.’s attempts to takeover Apache Energy were viewed as negative by the markets and share price was penalized. We believe its assets are underappreciated by the market and like its strong management team and diversified portfolio that should allow it to grow both reserves and production faster than the industry over the longer-term.(1)

On the other hand, Health Care and Consumer Staples added value as a number of positions generated solid gains. Hologic, Inc. executed on a multi-year turnaround with a new management team capitalizing on a strong mammography upgrade cycle. While we think the cycle still has a runway, we eliminated the position as its valuation no longer justified our reward-to-risk assessments.(1)

As mentioned above, Bristol-Myers Squibb Co.’s overall immune-oncology program has significant potential and we think the company will continue to benefit from product momentum, new product launches, pipeline data, and strong business development deals. (1)

Shares of Impax Laboratories, Inc. benefited from FDA approval of IPXL’s Rytary treatment for Parkinson’s disease, ending the multi-year probation status for at least one of the company’s major manufacturing facilities. Like we did with Hologic, Inc., we exited this position with a solid gain, as its valuation no longer met our reward versus risk requirements.(1)

Diamond Foods, Inc. was restructuring its nut business when snacks maker Snyder’s-Lance announced it was bidding to buy the company with a combination of stock and cash. Snyder’s goal is to expand its presence in natural foods, as well as gain easier access to the European market.(1)

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Mondelez International, Inc. manufactures and markets snack food and beverage products worldwide. We believe margin improvement will continue and a supply chain overhaul could contribute to additional upside.(1)

With recent broad equity market declines, valuations overall have improved; however, there has also been a notable uptick in the dispersion of fundamentals and valuations of companies within the same industry. In addition, deteriorating fundamentals in many emerging markets and tepid top line growth may imply that expectations for most U.S. companies are still high by historical standards. Our view is that these factors, along with the continued uncertainty around China’s economic growth trajectory, should contribute to heightened volatility for the remainder of the year. Against this backdrop, we think it is still premature to buy many companies based on valuations alone; however, we are well prepared to take advantage of irrational market behavior and near term volatility to capture opportunistic buys.

Two sectors we are frequently asked about are Materials and Energy. We are currently underweight both sectors, and feel comfortable with the few names that we have. Each company in our Portfolio has solid fundamentals and we expect those companies to be able to execute through a low price environment. They have differentiated assets and are well positioned for business growth, key facts that we believe market consensus is ignoring. Nevertheless, we are very cautious and closely watching for their business catalysts to develop over the next six months.(1)

In this environment, bottom-up research and understanding individual company business risk drivers are critical. We believe this bodes well for our investment process, long-term approach, and the performance expectations of our clients.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	95.7
Money Market Funds Less Net Liabilities	4.3

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Bristol-Myers Squibb Co.	2.4
2. Alphabet, Inc. Class C	2.3
3. Express Scripts Holding Co.	2.1
4. FirstEnergy Corp.	2.0
5. MetLife, Inc.	1.9
6. JPMorgan Chase & Co.	1.9
7. Boeing Co. / The	1.9
8. Microsoft Corp.	1.9
9. Wells Fargo & Co.	1.9
10. Mylan NV	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	22.8
Information Technology	17.3
Financials	15.7
Health Care	14.9
Industrials	7.0
Energy	6.0
Consumer Staples	4.8
Utilities	3.8
Materials	2.3
Telecommunication Services	1.1

95.7

28

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 95.7%		Shares	Value
CONSUMER DISCRETIONARY – 22.8%
Lear Corp. (Auto Components)		36,551	$4,489,559
Carnival Corp. (Hotels, Restaurants & Leisure)		135,695	7,392,664
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	133,555	6,279,756
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	285,106	6,477,608
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	106,802	3,323,678
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)		210,824	4,151,125
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		47,313	3,277,845
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		537,881	5,792,978
CalAtlantic Group, Inc. (Household Durables)		191,750	7,271,160
Comcast Corp. Class A (Media)		129,999	7,335,844
Live Nation Entertainment, Inc. (Media)	(a)	267,977	6,584,195
Twenty-First Century Fox, Inc. Class A (Media)		129,621	3,520,506
Viacom, Inc. Class B (Media)		169,663	6,983,329
Vivendi SA (Media)	(b)	255,230	5,481,617
Target Corp. (Multiline Retail)		100,757	7,315,966
Coach, Inc. (Textiles, Apparel & Luxury Goods)		178,671	5,847,902
lululemon athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	125,915	6,606,760

			98,132,492

CONSUMER STAPLES – 4.8%
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	56,327	2,217,031
ConAgra Foods, Inc. (Food Products)		178,710	7,534,414
Diamond Foods, Inc. (Food Products)	(a)	110,581	4,262,898
Mondelez International, Inc. Class A (Food Products)		148,565	6,661,655

			20,675,998

ENERGY – 6.0%
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		382,788	5,772,443
Schlumberger Ltd. (Energy Equip. & Svs.)		76,183	5,313,764
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		41,440	2,013,155
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	278,249	1,502,545
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	207,428	1,657,350
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		193,539	6,373,239
Plains GP Holdings LP Class A (Oil, Gas & Consumable Fuels)		210,066	1,985,124
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	124,639	1,358,565

			25,976,185

FINANCIALS – 15.7%
Bank of America Corp. (Banks)		391,275	6,585,158
Citigroup, Inc. (Banks)		141,916	7,344,153
JPMorgan Chase & Co. (Banks)		125,377	8,278,643
PNC Financial Services Group, Inc. / The (Banks)		66,979	6,383,768
Wells Fargo & Co. (Banks)		147,146	7,998,857
Goldman Sachs Group, Inc. / The (Capital Markets)		34,954	6,299,759
Capital One Financial Corp. (Consumer Finance)		65,850	4,753,053
Synchrony Financial (Consumer Finance)	(a)	155,410	4,726,018
Voya Financial, Inc. (Diversified Financial Svs.)		179,688	6,632,284
MetLife, Inc. (Insurance)		173,930	8,385,165

			67,386,858

HEALTH CARE – 14.9%
AbbVie, Inc. (Biotechnology)		124,845	7,395,818
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	104,489	9,133,383

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	201,393	$5,810,188
Allergan PLC (Pharmaceuticals)	(a)	11,431	3,572,187
Bristol-Myers Squibb Co. (Pharmaceuticals)		149,291	10,269,728
Merck & Co., Inc. (Pharmaceuticals)		111,751	5,902,688
Mylan NV (Pharmaceuticals)	(a)	144,907	7,835,121
Pfizer, Inc. (Pharmaceuticals)		236,870	7,646,164
Shire PLC – ADR (Pharmaceuticals)		31,747	6,508,135

			64,073,412

INDUSTRIALS – 7.0%
Boeing Co. / The (Aerospace & Defense)		57,112	8,257,824
ADT Corp. / The (Commercial Svs. & Supplies)		230,576	7,604,396
Eaton Corp. PLC (Electrical Equip.)		82,900	4,314,116
General Electric Co. (Industrial Conglomerates)		138,047	4,300,164
Hertz Global Holdings, Inc. (Road & Rail)	(a)	392,911	5,591,124

			30,067,624

INFORMATION TECHNOLOGY – 17.3%
Brocade Communications Systems, Inc. (Communications Equip.)		370,688	3,402,916
Juniper Networks, Inc. (Communications Equip.)		158,353	4,370,543
Polycom, Inc. (Communications Equip.)	(a)	357,903	4,505,999
Viavi Solutions, Inc. (Communications Equip.)	(a)	492,605	2,999,964
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	170,159	3,517,186
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	13,214	10,027,840
Match Group, Inc. (Internet Software & Svs.)	(a)	134,525	1,822,814
Cadence Design Systems, Inc. (Software)	(a)	209,909	4,368,206
Fortinet, Inc. (Software)	(a)	99,252	3,093,685
Guidewire Software, Inc. (Software)	(a)	62,067	3,733,951
Microsoft Corp. (Software)		145,900	8,094,532
PTC, Inc. (Software)	(a)	186,789	6,468,503
Rovi Corp. (Software)	(a)	296,163	4,934,076
Apple, Inc. (Tech. Hardware, Storage & Periph.)		53,397	5,620,568
Diebold, Inc. (Tech. Hardware, Storage & Periph.)		255,757	7,695,728

			74,656,511

MATERIALS – 2.3%
Monsanto Co. (Chemicals)		36,764	3,621,989
Constellium NV Class A (Metals & Mining)	(a)	253,511	1,952,035
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	244,706	4,407,155

			9,981,179

TELECOMMUNICATION SERVICES – 1.1%
Frontier Communications Corp. (Diversified Telecom. Svs.)		1,007,536	4,705,193

UTILITIES – 3.8%
FirstEnergy Corp. (Electric Utilities)		276,789	8,782,515
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	254,746	3,686,175
PG&E Corp. (Multi-Utilities)		75,479	4,014,728

			16,483,418

Total Common Stocks (Cost $421,737,026)			$412,138,870

Money Market Funds – 6.2%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		26,660,000	$26,660,000

Total Money Market Funds (Cost $26,660,000)			$26,660,000

Total Investments – 101.9% (Cost $448,397,026)	(c)		$438,798,870
Liabilities in Excess of Other Assets – (1.9)%			(8,370,711)

Net Assets – 100.0%			$430,428,159

29	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	December 31, 2015

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,481,617, or 1.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

Performance as of December 31, 2015

Average Annual Returns
One year	9.46%
Five years	5.23%
Ten years	5.01%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the International Small-Mid Company Portfolio returned 9.46% versus 0.44% for the current benchmark, the MSCI ACWI Ex USA SMID Cap Index (Net-USD) and 7.22% for the former benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

Global equity markets performance was mixed over the reporting period, as regional divergence caused large currency moves that impacted overall performance for investors. Outside the U.S., central banks in Canada, Europe and Japan maintained aggressively loose monetary policies in an effort to fight deflation and support economic growth. Meanwhile, in the U.S., a stronger economy raised expectations for the first Federal Reserve interest rate hike in almost a decade. The anticipated divergence in global monetary policy drove up the value of the U.S. dollar relative to other major world currencies. Over the reporting period, developed markets, as measured by MSCI EAFE Index, rose 5.33% in local terms, but fell 0.81% for U.S. dollar-based investors, due to the strong U.S. dollar. Emerging markets declined over the reporting period, as China’s slowing economy and a decline in commodity prices negatively impacted the outlook for global growth. As measured by MSCI Emerging Markets Index, emerging markets returned -5.76% in local terms, and -14.92% for U.S. dollar based investors.

The European equity market, as measured by MSCI AC Europe Index, returned 4.71% in local terms, but declined 3.23% for U.S. dollar-based investors. Throughout the reporting period, aggressively loose monetary policy by the European Central Bank (“ECB”) and a weaker euro improved the outlook for economic growth for 2015 and 2016. Despite the mid-year political crisis in Greece, the sovereign debt crisis in the euro area continued to recede, as the major economies of Spain and Italy returned to higher growth and lower unemployment. Furthermore, as government budgets have improved and bond yields declined, the impact of fiscal austerity has diminished. As the period ended, the ECB cut deposit rates to a record low -0.30% and extended its 1.1 trillion euro asset purchase program into 2017. Despite geopolitical turmoil (tragic acts of terrorism and massive influx of refugees), domestic demand in Europe continued to improve, helped by record low interest rates, lower energy costs, and a relatively weaker currency.

The Japanese equity market, as measured by MSCI Japan Index, returned 9.57% for U.S. dollar-based investors with limited impact from the yen volatility versus the U.S. dollar as it was range bound in the period. Japan’s equity market led the major developed markets and all Asian markets. Japanese corporate data has been very strong with ongoing earnings acceleration due to the sustained weakness of the yen, lower energy prices, and higher consumption driven by a tourist boom. Japanese retail sales increased during the year, Small Business Confidence improved and the service sector Purchasing Managers’ Index rose to its highest level in nearly two years. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. The Bank of Japan remains accommodative with an open commitment to maintain asset purchases of 80 trillion yen per month. Revisions to Prime Minister Abe’s structural reform plan will be released in 2016.

While the major developed markets were growing modestly, there were signs of a deceleration and slowing trade in several emerging markets. After a decade of double-digit growth driven by fixed asset investment and a mercantilist dependence on global trade, the Chinese government’s decision to transform to a more consumption-based economy has slowed the pace of growth. While in the long-term, this economic rebalancing is positive, in the near-term, it has resulted in slower Chinese economic activity and reduced the global demand for fixed assets and commodities. Countries whose economies benefited from commodity exports to China, such as Russia and Brazil, are now expecting recessions. The volatility of the local Chinese A-share market and the government’s sudden weakening of the Chinese yuan in August has fueled worries about economic stability. After a strong start to the year, Chinese equities, as measured by MSCI China, declined 7.82%. As with most developed economies, many emerging market central banks continue to ease monetary conditions by cutting interest rates and adding liquidity. For example, the People’s Bank of China continues to ease monetary policy using multiple measures to stimulate the economy such as cutting the benchmark one-year lending rate and lowering the reserve requirement for banks.

Chinese economic weakness impacted South Korea, which experienced an overall drop in total exports for the first time in six years. In Taiwan, weaker exports to China were offset by stronger domestic demand amid a stable job market and rising household incomes. During the reporting period, MSCI Taiwan and MSCI South Korea fell 11.72% and 6.66%, respectively. An economic bright spot for the emerging markets was South East Asia. Solid domestic demand drove recoveries in India, Indonesia, and Thailand, which were also boosted by more responsible monetary and fiscal policies, and renewed political stability. Despite positive economic and reform progress, the stock markets and currencies declined during the reporting period amid a broad sell-off in emerging market assets.

For the reporting period, the MSCI USA Index (0.69%) outperformed both the MSCI EAFE Index (-0.81%) and MSCI Emerging Markets Index (-14.92%). Broadly across the world, there was a wide divergence among country returns. Within developed markets, the best performing major economy was MSCI Japan (9.57%), which was less impacted by currency depreciation. Within the euro area (and euro pegged currencies), the depreciation of the euro by 10.2% versus the U.S. dollar was a major detractor from returns. Within the region, only MSCI Ireland (16.49%), MSCI Denmark (23.43%) and

31	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

MSCI Belgium (12.10%) had positive returns. The major developed economies which underperformed the most were the ones most exposed to commodities and emerging markets: MSCI Canada (-24.16%), MSCI Singapore (-17.71), MSCI Spain (-15.64%) and MSCI Norway (-14.99%). Within emerging markets, no major market had positive returns. The top performers were the ones with the strongest currencies: MSCI China (-7.82%), MSCI South Korea (-6.66%) and MSCI Philippines (-6.80%). Laggards in the emerging markets included: MSCI Brazil (-41.37%), MSCI Colombia (-41.80%) and MSCI Greece (-61.33%).

During the reporting period, the Portfolio significantly outperformed its benchmark. Strong stock selection in the Financials and Consumer Discretionary sectors were the biggest drivers of outperformance. Overweighting the outperforming Health Care and Information Technology sectors also contributed to the outperformance. Finally, the decision to hedge our exposure to the euro contributed positively to performance as well.(1)

Stocks that contributed to the positive stock selection in Consumer Discretionary were Pandora A/S and Yoox Net-A-Porter Group SpA. Pandora A/S is a global jeweler based in Denmark. High demand for its products along with declining silver prices helped the company deliver results above expectations and announce a large share buyback. Yoox Group SpA, an Italian online luxury goods retailer, announced a merger with UK’s Net-A-Porter Group, consolidating the online luxury goods market. The favorable terms of the merger for Yoox Net-A-Porter Group SpA shareholders and larger than expected synergies drove the share price outperformance. In Financials, UK financial advisor St. James Place PLC and Italian asset manager Anima Holding SpA added to the Portfolio’s outperformance. Both companies reported better than expected assets under management growth, benefitting from market share gains and ongoing quantitative easing by the ECB.(1)

Positive relative contributions also came from over-weighting two of the top performing sectors, Health Care and Information Technology, along with strong stock selection within these sectors. In Health Care, Japanese holdings Chugai Pharmaceutical Co. Ltd. and Shionogi & Co. Ltd. were top performers. Shionogi & Co. Ltd. earnings exceeded expectations following a successful global launch of its drug that treats HIV while Chugai Pharmaceutical Co. Ltd. benefitted from a robust pipeline and anticipated launches in early 2016. Stock selection in Information Technology was driven by French videogame maker UBISOFT Entertainment. UBISOFT Entertainment announced a strong product launch cycle and is also subject to ongoing takeover rumors as Vivendi SA continues to build a stake in the company.(1)

Two of the Portfolio’s Energy holdings were among the worst performers for the year, Tidewater, Inc. and Soco International PLC. Both companies were impacted by the sudden drop in the price of oil. Soco International PLC also took a write off on assets in Vietnam and the Democratic Republic of Congo, which put added pressure on its earnings. Lower oil also impacted one of the Portfolio’s financial holdings, Canadian Western Bank. The Alberta-based bank has minimal direct oil exposure but it services Western Canada where energy is a key component of the economy. Slowing gross domestic product growth in Alberta has translated into lower loan growth for Canadian Western Bank and that, along with uncertainties over the bank’s indirect oil exposure, has weighed on its share price.(1)

The Portfolio was also negatively impacted by two holdings in Consumer Discretionary, Prada SpA and Hudson’s Bay Co. Prada SpA has been a leading luxury goods company since its founding in 1913.

Earnings came under pressure as the company pursued an aggressive expansion strategy while the underlying market was slowing down. China and Hong Kong saw the largest slowdown in luxury demand, and these are two of Prada SpA’s biggest markets. Hudson’s Bay Co. is a leading department store operator in the United States, Canada and Germany, operating the Saks, Lord & Taylor, Hudson’s Bay and Galeria Kaufhof banners. Hudson’s Bay Co. shares came under pressure late in the year, as unseasonal weather and changing consumer behavior caused the company to revise its earnings outlook downward.(1)

During the reporting period, the Portfolio hedged a portion of its Euro exposure (versus the U.S. dollar) with currency forwards. The overall net return of the currency forward position contributed positively to Portfolio performance. The Portfolio also utilized equity index futures to assist in managing country weights and cash. These futures did not have a meaningful impact on total return.

During the reporting period, the Portfolio participated in a significant number of Initial Public Offerings (IPOs). The overall net returns of the IPOs contributed positively to Portfolio performance. Auto Trader Group Plc, Infrastrutture Wireless Italiane S.p.A. and Grandvision N.V. were the largest positive contributors to the Portfolio’s return, while Massimo Zanetti Beverage Group S.p.A. and Alimak Group AB were a drag on performance.(1)

The Portfolio’s positioning reflects our best long-term investment ideas combined with a portion of the Portfolio dedicated to more tactical holdings. During the first quarter, prior to the ECB’s quantitative easing (“QE”) announcement, we established a short position in the euro, effectively neutralizing our exposure relative to our benchmark to manage risk. We subsequently exited this position in the fourth quarter. Our expectation for a European recovery has not been altered in light of recent developments. We continue to expect the European economies to benefit from the tailwind of a weaker euro, ongoing QE, low borrowing costs and an improving macro outlook as we look into 2016 and beyond. Companies in countries such as France and Germany will be the largest beneficiaries of a weaker euro. Despite a more defensive stance on the part of investors during the quarter, we continued to pursue our interests in those markets and in companies exposed to a global economic recovery led by the U.S. and helped by the improving outlooks for both Europe and Japan. The Portfolio remains underweight emerging markets, with the majority of exposure to Asia.(1)

In terms of sector exposure, we continue to have a cyclical bias with an overweight to Consumer Discretionary and Information Technology, while we remain underweight the Energy sector. Our sector positioning stems from our belief that the economic recovery will be driven by advancements in technology and continued strength in consumer spending. These sectors should be beneficiaries from additional stimulus measures being discussed in Europe and Japan. Looking forward, we continue to see a healthy initial public offering pipeline and will participate in deals that fit our investment strategy and philosophy.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective May 1, 2015, the Portfolio’s benchmark was changed from S&P Developed Small Cap Ex-U.S. Growth Index to MSCI ACWI ex USA SMID Cap Index. The change in the benchmark was made because the new benchmark was more comparable to the holdings selected by the sub-adviser’s investment strategy.

The MSCI ACWI ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S Dollar denomination.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The returns presented for this index includes the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	94.6
Money Market Funds and Other Net Assets	5.4

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. St. James’s Place PLC	1.8
2. Kakaku.com, Inc.	1.6
3. Shawbrook Group PLC	1.5
4. Daifuku Co. Ltd.	1.5
5. Chugai Pharmaceutical Co. Ltd.	1.5
6. Ashtead Group PLC	1.5
7. Criteo SA – ADR	1.3
8. Shionogi & Co. Ltd.	1.3
9. Julius Baer Group Ltd.	1.3
10. Babcock International Group PLC	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
United Kingdom	19.6
Japan	17.7
France	10.1
Germany	8.4
Italy	6.0
Hong Kong	5.5
Netherlands	4.4
Canada	2.8
Ireland	2.6
United States	2.4

33

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 94.6%		Shares	Value
United Kingdom – 19.6%
Ashtead Group PLC	(d)	69,241	$1,139,556
ASOS PLC	(a)(d)	16,700	848,522
Babcock International Group PLC	(d)	66,953	1,001,961
BTG PLC	(a)(d)	30,642	310,493
Burberry Group PLC	(d)	22,887	402,674
Croda International PLC	(d)	15,633	700,435
Dialog Semiconductor PLC	(a)(d)	17,700	590,625
Essentra PLC	(d)	56,570	689,594
Howden Joinery Group PLC	(d)	78,978	611,925
InterContinental Hotels Group PLC	(d)	22,608	881,227
John Wood Group PLC	(d)	61,045	549,784
LivaNova PLC	(a)	15,097	896,301
London Stock Exchange Group PLC	(d)	19,979	808,312
Michael Page International PLC	(d)	59,025	421,695
Rightmove PLC	(d)	9,688	588,740
Schroders PLC	(d)	21,489	941,196
Shawbrook Group PLC	(a)(b)(e)	233,545	1,205,366
St. James’s Place PLC	(d)	96,611	1,431,937
Stock Spirits Group PLC	(e)	245,343	504,550
Vectura Group PLC	(a)(e)	124,833	323,891
Worldpay Group PLC	(a)(b)(e)	100,930	457,235

			15,306,019

Japan – 17.7%
Aisin Seiki Co. Ltd.	(d)	20,600	886,590
Alps Electric Co. Ltd.	(d)	13,700	371,517
Chugai Pharmaceutical Co. Ltd.	(d)	33,000	1,150,268
Daifuku Co. Ltd.	(d)	67,900	1,156,272
Disco Corp.	(d)	4,400	414,354
Don Quijote Holdings Co. Ltd.	(d)	25,800	906,063
Doutor Nichires Holdings Co. Ltd.	(d)	24,900	385,140
Horiba Ltd.	(d)	22,500	868,792
Japan Hotel REIT Investment Corp.	(d)	820	606,261
Kakaku.com, Inc.	(d)	64,201	1,262,808
Kanamoto Co. Ltd.	(d)	19,400	490,618
K’s Holdings Corp.	(d)	12,900	439,268
Kyowa Hakko Kirin Co. Ltd.	(d)	26,000	409,101
Nidec Corp.	(d)	5,300	384,335
NSK Ltd.	(d)	66,600	723,670
NTN Corp.	(d)	56,000	236,133
Ono Pharmaceutical Co. Ltd.	(d)	3,300	588,429
Shionogi & Co. Ltd.	(d)	22,300	1,008,634
Sompo Japan Nipponkoa Holdings, Inc.	(d)	18,000	591,024
Tadano Ltd.	(d)	29,000	351,071
United Arrows Ltd.	(d)	15,000	646,666

			13,877,014

France – 10.1%
Accor SA	(d)	16,417	711,019
Advanced Accelerator Applications SA – ADR	(a)	16,367	511,796
Criteo SA – ADR	(a)	26,317	1,042,153
Edenred	(d)	29,887	564,955
Ingenico Group SA	(d)	3,610	455,658
Ipsen SA	(d)	14,347	950,597
Publicis Groupe SA	(d)	13,335	886,715
Societe Television Francaise 1	(d)	32,500	360,874
Teleperformance	(d)	10,732	902,426
UBISOFT Entertainment	(a)(d)	32,843	950,513
Zodiac Aerospace	(d)	22,774	542,256

			7,878,962

Germany – 8.4%
Commerzbank AG	(a)(d)	28,726	296,411
Deutsche Pfandbriefbank AG	(a)(b)(e)	53,246	648,089
Deutz AG	(d)	156,550	623,118
GEA Group AG	(d)	10,189	411,644
HeidelbergCement AG	(d)	10,586	862,733
Kloeckner & Co. SE	(d)	79,733	689,622
OSRAM Licht AG	(d)	9,837	410,980

Common Stocks (Continued)		Shares	Value
Germany (continued)
Rheinmetall AG	(d)	12,044	$800,587
SAF-Holland SA	(d)	39,243	531,276
Scout24 AG	(a)(b)(d)	9,920	351,677
Siltronic AG	(a)(d)	17,050	413,516
Wirecard AG	(d)	10,761	537,889

			6,577,542

Italy – 6.0%
Anima Holding SpA	(b)(d)	88,836	767,285
Azimut Holding SpA	(d)	25,908	643,974
Banca Generali SpA	(d)	14,856	467,310
Infrastrutture Wireless Italiane SpA	(a)(b)(d)	157,319	857,794
Massimo Zanetti Beverage Group SpA	(a)(b)(d)	60,835	627,542
Prada SpA	(e)	171,000	531,751
Yoox Net-A-Porter Group SpA	(a)(d)	22,035	820,822

			4,716,478

Hong Kong – 5.5%
Beijing Enterprises Water Group Ltd.	(d)	900,000	630,049
China Everbright International Ltd.	(d)	589,000	752,385
Haier Electronics Group Co. Ltd.	(d)	246,000	496,553
PAX Global Technology Ltd.	(d)	241,000	247,259
Regina Miracle International Holdings Ltd.	(a)(b)(e)	291,000	425,796
Shun Tak Holdings Ltd.	(d)	2,008,000	753,839
Techtronic Industries Co. Ltd.	(d)	239,500	969,554

			4,275,435

Netherlands – 4.4%
ABN AMRO Group NV	(a)(b)(e)	36,100	810,919
GrandVision NV	(b)(d)	25,758	772,910
Intertrust NV	(a)(b)(e)	19,673	433,151
Koninklijke DSM NV	(d)	10,464	524,722
NN Group NV	(d)	25,587	902,784

			3,444,486

Canada – 2.8%
Canadian Western Bank		33,000	557,592
Hudson’s Bay Co.		57,171	747,846
lululemon athletica, Inc.	(a)	17,200	902,484

			2,207,922

Ireland – 2.6%
Grafton Group PLC	(d)	53,983	589,476
Shire PLC	(d)	11,010	755,367
Smurfit Kappa Group PLC	(d)	27,300	699,181

			2,044,024

United States – 2.4%
Nexteer Automotive Group Ltd.	(d)	836,000	924,089
Signet Jewelers Ltd.		6,400	791,616
Tidewater, Inc.		27,100	188,616

			1,904,321

China – 2.1%
CT Environmental Group Ltd.	(d)	2,434,000	802,864
SouFun Holdings Ltd. – ADR		81,995	605,943
Sound Global Ltd.	(a)(c)(f)	372,000	247,246

			1,656,053

Taiwan – 1.5%
Eclat Textile Co. Ltd.	(d)	45,000	618,355
Makalot Industrial Co. Ltd.	(d)	83,000	584,698

			1,203,053

Switzerland – 1.3%
Julius Baer Group Ltd.	(d)	20,769	1,004,745

Israel – 1.2%
Caesarstone Sdot-Yam Ltd.	(a)	8,614	373,331
NICE-Systems Ltd. – ADR		10,300	590,396

			963,727

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
Sweden – 1.1%
Hoist Finance AB	(a)(b)(d)	53,059	$552,762
Nordax Group AB	(a)(b)(e)	52,472	317,016

			869,778

Spain – 1.1%
Cellnex Telecom SAU	(b)(d)	46,473	868,903

Bermuda – 1.1%
Arch Capital Group Ltd.	(a)	12,100	843,975

Denmark – 1.1%
Pandora A/S	(d)	6,673	841,357

Belgium – 1.0%
UCB SA	(d)	8,991	811,555

South Korea – 0.9%
Hotel Shilla Co. Ltd.	(d)	11,118	727,997

Mexico – 0.7%
Grupo Aeroportuario del Sureste SAB de CV –ADR		4,020	565,493

Common Stocks (Continued)		Shares	Value
Thailand – 0.7%
Minor International PCL	(d)	553,000	$553,830

Australia – 0.7%
Link Administration Holdings Ltd.	(a)(e)	96,586	524,347

Austria – 0.6%
Erste Group Bank AG	(a)(d)	15,200	475,609

Total Common Stocks (Cost $63,039,247)			$74,142,625

Money Market Funds – 5.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		3,913,594	$3,913,594

Total Money Market Funds (Cost $3,913,594)			$3,913,594

Total Investments – 99.6% (Cost $66,952,841)	(g)		$78,056,219
Other Assets in Excess of Liabilities – 0.4%	(h)		270,704

Net Assets – 100.0%			$78,326,923

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $9,096,445, or 11.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at December 31, 2015. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $247,246, or 0.3% of the Portfolio’s net assets.

(d)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $59,095,726, or 75.4% of the Portfolio’s net assets.

(e)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to its valuation model of a stock is below a chosen threshold. These securities represent $6,182,111, or 7.9% of the Portfolio’s net assets.

(f)	Represents a security deemed to be illiquid. At December 31, 2015, the value of illiquid securities in the Portfolio totaled $247,246, or 0.3% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(h)	Includes $28,437 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2015:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX-Nikkei Index 400 Future	March 10, 2016	68	$789,218	$810,021	$(20,803)	$(57)

				$789,218	$810,021	$(20,803)	$(57)

Details of the foreign currency contracts outstanding in the International Small-Mid Company Portfolio at December 31, 2015 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
November 2, 2015	January 27, 2016	JPM	1,700,000 EUR	$1,878,602	$1,848,484	$(30,118)
December 3, 2015	January 27, 2016	JPM	2,600,000 EUR	$2,826,876	$2,827,093	$217
December 3, 2015	January 27, 2016	JPM	2,600,000 EUR	$2,793,173	$2,827,093	$33,920
December 3, 2015	January 27, 2016	JPM	2,600,000 EUR	$2,839,644	$2,827,093	$(12,551)

				$10,338,295	$10,329,763	$(8,532)

35	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	December 31, 2015

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
October 21, 2015	January 27, 2016	JPM	$10,801,405	9,500,000 EUR	$10,329,763	$471,642

			$10,801,405		$10,329,763	$471,642

Counterparties	Currencies
JPM – J.P. Morgan Chase Bank, N.A.	EUR – Euro

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	24.5%
Financials	18.3%
Industrials	17.7%
Information Technology	13.1%
Health Care	9.9%
Materials	4.4%
Telecommunication Services	2.2%
Utilities	2.1%
Consumer Staples	1.5%
Energy	0.9%

94.6%

The accompanying notes are an integral part of these financial statements.

36

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of December 31, 2015

Average Annual Returns
One year	10.15%
Five years	13.06%
Ten years	8.38%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Aggressive Growth Portfolio returned 10.15% versus 1.38% for its benchmark, the S&P 500 Index.

As part of our investment strategy, we seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. The performance of many companies in our Portfolio validated our belief that they are well positioned to grow in excess of the market.

Our stock selection in the Consumer Discretionary sector and our underweight allocation to the Energy sector were the largest relative contributors to our outperformance. Our relative outperformance in the Consumer Discretionary sector was stock specific, rather than the result of a positive or negative underlying trend we were under or over exposed to. We have long maintained an underweight to the Energy sector in our Portfolio due to the sensitivity many businesses in the sector have to commodity prices. The decision to be underweight the sector was important during the year, as energy stocks continued to be impacted by plummeting oil prices.(1)

Relative detractors included our stock selection in the Industrials sector and our zero weighting to the Consumer Staples sector. The underperformance of the Industrials sector was due, in part, to weakness in Energy prices, which impacted some of our holdings that serve those end markets.(1)

During the year, we were pleased to see stock selection play a large role in driving our relative outperformance. Top Portfolio contrib-

utors were Amazon.com, Inc., Alphabet, Inc., Starbucks Corp., Pharmacyclics, Inc. and salesforce.com, Inc. Amazon.com, Inc., the online retailer, offers a wide range of products, including books, music, videotapes, computers, electronics, home and garden, and numerous other products. Amazon.com, Inc. offers personalized shopping services, Web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon.com, Inc. has significant opportunities ahead, particularly as it expands into new business lines and geographies.(1)

Alphabet, Inc., the Internet search engine leader, which was formerly known as Google, is benefiting from strong growth in mobile search through its Android software for mobile devices. We think Android’s rapidly growing installed base will provide the company significant control over its mobile search and display advertising destiny. We also believe the company’s mobile and tablet search business will more than neutralize the impact of its declining desktop computer search business in developed markets. We also believe YouTube is well positioned to benefit from secular growth in online video.(1)

Starbucks Corp., the coffee retailer, which also offers other beverages and a variety of fresh food items through company-operated and licensed stores, is well positioned to continue gaining share in the coffee industry, including the premium packaged coffee and single cup markets. Lower coffee costs are allowing the company to increase investments in growth initiatives such as its Teavana tea shops and its newly launched Verismo single serve beverage system. We also believe Starbucks Corp.’s expansion into Asia will continue to add meaningfully to sales and profits given that region’s higher operating margin and Starbucks Corp.’s underpenetrated market positioning. We also believe that Starbucks Corp. has a unique long-term strategy to increase its penetration in the consumer packaged food channel by leveraging its brand name into new non-coffee products. Finally, we appreciate the company’s multiple levers to drive traffic into its stores and company-wide focus on growing comparable store sales.(1)

Pharmacyclics, Inc. was up significantly this year after it was announced that AbbVie had won a bidding war to acquire the company. The high interest Pharmacyclics, Inc. received from other companies validated our view that its blood cancer treatments offer significant growth potential.(1)

Salesforce.com, Inc. is a global cloud computing company best known for its customer relationship management (CRM) solutions. We believe the flexibility and low-cost nature of the company’s cloud-based offerings give it a competitive advantage over on-premises legacy solutions.(1)

The Portfolio’s detractors were Canadian Pacific Railway Ltd., Chipotle Mexican Grill, Inc., Alibaba Group Holding Ltd., Precision Castparts Corp., and Apple, Inc. Canadian Pacific Railway Ltd. operates a rail system connecting the major business centers in Canada. We like that the company operates in an industry that has significant barriers to entry. We believe a relatively new management team is improving the railroad company’s culture, operational performance and capital allocation decisions.(1)

We think Chipotle Mexican Grill, Inc. is still early in its store unit growth. As consumers continue to seek healthier, more natural

37	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

foods, we believe Chipotle Mexican Grill, Inc.’s commitment to simple, sustainably grown and produced food without the use of additives is a differentiator compared to other fast-food, family dining and fast-casual establishments.(1)

Alibaba Group Holding Ltd., a Chinese e-commerce company, provides consumer-to-consumer, business-to-consumer and business-to-business sales services via Web and mobile platforms. We exited our position during the period.(1)

Precision Castparts Corp. makes a number of parts for the aerospace industry and other end markets. We sold the position after disappointing results were reported by the company.(1)

Apple, Inc. is one of the world’s largest mobile device and computer makers. Apple, Inc. has been the beneficiary of incremental sales opportunities and increased penetration in new geographies, mobile service providers and product categories.(1)

We believe that volatility will stay elevated amid continuing questions about global economic growth. While household balance sheets are strong and improving employment and early signs of wage growth are supportive of U.S. consumer spending, modern consumers are also sober minded, as shown by their long-term focus on using savings from cheaper gas and utilities to build up their personal savings. We expect this mindset to continue for the foreseeable future.

While there are legitimate concerns about the global economy, we think it underscores the importance of finding those select companies with truly sustainable competitive advantages that can take market share and continue to grow earnings, even without the backdrop of a strong global economy. Such companies are more appreciated in a world where growth is harder to come by, as they can create their own path to creating value.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds Less Net Liabilities	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Alphabet, Inc. Class C	6.1
2. Lowe’s Cos., Inc.	4.7
3. General Electric Co.	4.0
4. MasterCard, Inc. Class A	3.6
5. Adobe Systems, Inc.	3.6
6. Amgen, Inc.	3.1
7. Amazon.com, Inc	3.1
8. Norwegian Cruise Line Holdings Ltd.	3.0
9. Nielsen Holdings PLC	3.0
10. Crown Castle International Corp.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	28.6
Consumer Discretionary	26.8
Health Care	14.7
Financials	13.5
Industrials	10.3
Materials	3.9

97.8

38

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 97.8%		Shares	Value
CONSUMER DISCRETIONARY – 26.8%
Tesla Motors, Inc. (Automobiles)	(a)	1,758	$421,937
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,633	1,263,445
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	26,646	1,561,456
Starbucks Corp. (Hotels, Restaurants & Leisure)		18,222	1,093,867
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	2,325	1,571,444
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)	16,564	767,410
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,055	1,345,072
Wayfair, Inc. Class A (Internet & Catalog Retail)	(a)	5,196	247,433
Advance Auto Parts, Inc. (Specialty Retail)		8,546	1,286,258
Lowe’s Cos., Inc. (Specialty Retail)		31,447	2,391,230
TJX Cos., Inc. / The (Specialty Retail)		7,627	540,831
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		45,193	1,284,385

			13,774,768

FINANCIALS – 13.5%
PacWest Bancorp (Banks)		28,639	1,234,341
Charles Schwab Corp. / The (Capital Markets)		20,359	670,422
E*TRADE Financial Corp. (Capital Markets)	(a)	46,131	1,367,323
Synchrony Financial (Consumer Finance)	(a)	30,107	915,554
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		5,247	1,344,596
Crown Castle International Corp. (Real Estate Investment Trusts)		16,017	1,384,670

			6,916,906

HEALTH CARE – 14.7%
Amgen, Inc. (Biotechnology)		9,790	1,589,211
Celgene Corp. (Biotechnology)	(a)	10,686	1,279,755
DBV Technologies SA – ADR (Biotechnology)	(a)	8,731	317,023
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,972	1,070,540
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	63,852	1,177,431
Teleflex, Inc. (Health Care Equip. & Supplies)		3,878	509,763
Phibro Animal Health Corp. Class A (Pharmaceuticals)		12,185	367,134
Zoetis, Inc. (Pharmaceuticals)		25,662	1,229,723

			7,540,580

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.3%
General Electric Co. (Industrial Conglomerates)		66,255	$2,063,843
Nielsen Holdings PLC (Professional Svs.)		33,265	1,550,149
Verisk Analytics, Inc. (Professional Svs.)	(a)	6,947	534,085
Canadian Pacific Railway Ltd. (Road & Rail)		8,942	1,140,999

			5,289,076

INFORMATION TECHNOLOGY – 28.6%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	4,095	3,107,614
CoStar Group, Inc. (Internet Software & Svs.)	(a)	6,149	1,270,937
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	12,757	1,335,148
SPS Commerce, Inc. (Internet Software & Svs.)	(a)	10,796	757,987
MasterCard, Inc. Class A (IT Svs.)		19,153	1,864,736
WEX, Inc. (IT Svs.)	(a)	5,535	489,294
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	11,329	954,468
Adobe Systems, Inc. (Software)	(a)	19,530	1,834,648
Atlassian Corp. PLC Class A (Software)	(a)	2,207	66,386
salesforce.com, Inc. (Software)	(a)	17,224	1,350,362
Workday, Inc. Class A (Software)	(a)	7,579	603,895
Apple, Inc. (Tech. Hardware, Storage & Periph.)		10,216	1,075,336

			14,710,811

MATERIALS – 3.9%
Summit Materials, Inc. Class A (Construction Materials)	(a)	30,467	610,564
Vulcan Materials Co. (Construction Materials)		14,375	1,365,194

			1,975,758

Total Common Stocks (Cost $42,790,634)			$50,207,899

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,387,000	$1,387,000

Total Money Market Funds (Cost $1,387,000)			$1,387,000

Total Investments – 100.5% (Cost $44,177,634)	(b)		$51,594,899
Liabilities in Excess of Other Assets – (0.5)%			(243,102)

Net Assets – 100.0%			$51,351,797

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

Performance as of December 31, 2015

Average Annual Returns
One year	-0.24%
Five years	14.23%
Ten years	11.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Small Cap Growth Portfolio returned -0.24% versus -1.38% for its benchmark, the Russell 2000 Growth Index.

We have taken a high-quality approach to investing in small-caps, and that approach paid off during year. Many of the companies in our Portfolio have predictable, recurring revenue streams. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments. Given our high-quality focus, we expect our Portfolio to produce positive results during market rallies, and to outperform the benchmark in weak or uncertain market environments, creating a smoother path to investing in small caps and a better opportunity to generate higher compounded returns over full market cycles. We saw this play out during the year, as much of our outperformance came in the final six months of 2015, when the global economic outlook was less certain.

Most of our outperformance during the year was due to stock selection. Stock selection was particularly strong in the Consumer Staples, Consumer Discretionary and Information Technology sectors. Our sector weighting also contributed to relative performance, particularly our overweight to the Information Technology sector and underweight to the Materials sector.(1)

Within the Information Technology sector, many of the companies we own have predictable or recurring revenue streams from diverse end markets outside the technology sector, and these companies were among our top-performing technology stocks this year. Blackbaud, Inc., our top contributor to performance within the sector, serves as an example. Blackbaud, Inc. provides technology solutions designed to improve fundraising for the nonprofit industry. Fundraising is clearly a critical function for that industry, and Blackbaud, Inc.’s solutions have proved an effective proposition for improving those fundraising efforts. However, many nonprofits have been slow to integrate technology into the fundraising process, which creates a potentially large addressable market for Blackbaud, Inc. going forward. The stock has been up as the market has received more confirmation about the growth potential of the company.(1)

Within the Materials sector, we’ve avoided a number of companies whose underlying performance is tied to a commodity price, and in a year of tumbling energy and materials prices, this also helped performance.(1)

With the Consumer Discretionary sector, a slow global economy and the transition toward more online and mobile shopping has created a challenging backdrop for many companies. We’ve managed that backdrop by identifying companies whose product sales are less economically sensitive, and that are also somewhat insulated from the threat of ecommerce. Some of those companies were among our top contributors to performance.(1)

Initial public offerings (IPOs) also contributed approximately 40 basis points to the Portfolio’s return in 2015. Top IPO contributors included SolarEdge Technologies Inc., Box Inc. and Easterly Government Properties Inc.

While pleased with our relative performance during the year, we did have areas that were disappointing. Our stock selection in the Industrials sector detracted from relative results. Within the sector, we didn’t appreciate the indirect impacts a weak energy sector would have on some of our holdings. Companies with more revenue exposure to energy end markets have now reduced prices in the non-energy industries in which they compete, and this has affected several of the companies we hold. While we like the long term prospects of these companies in a more rational pricing environment, we have reduced exposure to some of these holdings.(1)

Our underweight to the Health Care sector also detracted from relative performance, though it is worth highlighting that some of our top contributors to absolute performance came from the Health Care sector.(1)

Contributors to the Portfolio’s performance included Dyax Corp., Synageva BioPharma Corp., Blackbaud, Inc., Eagle Pharmaceuticals, Inc., and Euronet Worldwide, Inc. Dyax Corp. is a biotech company focused on hereditary angioedema (“HAE”). Current treatments include both prophylactic and acute-use options. We believe that Dyax Corp. will be able to dominate the prophylactic HAE market with a new self-injectable antibody. It is our view that the company should continue to generate revenues from its acute-use treatment, Kalbitor, and finally collect royalties on a portfolio of antibody therapeutics.(1)

Synageva BioPharma Corp. is focused on the development of enzyme replacement therapies, an attractive business model, in our view. We like Synageva BioPharma Corp. for its therapy for lysosomal acid lipase deficiency (“LAL-D”), a rare, unmet disorder. This enzyme plays an important role in breaking down fatty material in the body. Infants, children and adults who suffer from LAL-D experience a range of serious health problems. The company’s novel protein expression platform has also produced four additional pipeline drugs. The company was acquired by Alexion Pharmaceuticals during the period.(1)

Blackbaud, Inc. provides software solutions to the nonprofit industry. We believe the software company has long-duration growth potential as it penetrates the not-for-profit market, which has long been underserved. We also believe the company’s software as a service business creates attractive recurring revenues.(1)

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Eagle Pharmaceuticals, Inc. focuses on improving formulations of existing hospital administered drugs. We believe the value of the company’s product pipeline remains underappreciated, particularly the potential of a licensing agreement with Teva Pharmaceuticals for a new formulation to treat chronic lymphocytic leukemia (“CLL”) and non-Hodgkin’s lymphoma (“NHL”).(1)

Euronet Worldwide, Inc. is a global electronic payments provider. The company offers payment and transaction processing and distribution solutions to financial institutions, retailers, service providers and individual consumers. We like the company for its distinct growth platforms in money transfer, prepaid and mobile, along with its recurring revenues and growth opportunities. We believe Euronet Worldwide, Inc. also has an attractive ATM outsourcing business with market leading positions in Europe.(1)

Detractors from the Portfolio’s performance included Rexnord Corp., Wolverine World Wide, Inc., Kennametal, Inc., WESCO International, Inc., and Belden, Inc. Rexford Corp.’s products enable process and motion control, as well as water management operations. Rexnord Corp. offers gears, seals, couplings, industrial and aerospace bearings, special components, industrial chain, conveying equipment, grade specification plumbing, water treatment and waste water control products. We consider Rexnord Corp. to be a high-quality industrial firm with stable core business segments and strengthening end markets. We appreciate its historical ability to generate high incremental margins and that its products are relatively low cost but mission critical to its customers, who give the firm high ratings.(1)

Wolverine World Wide, Inc. designs, manufactures and markets a range of casual footwear and apparel, performance outdoor footwear and apparel, industrial work shoes, boots and apparel, and uniform shoes and boots. We are reviewing the stock after some management changes at the company.(1)

Kennametal, Inc. makes cutting tools used in end markets serving the energy sector. While those end markets have been weak, we believe the new management team at Kennametal, Inc. will take some appropriate steps to restructure the company.(1)

WESCO International, Inc. is a distributor of electrical and industrial maintenance, repair and operating supplies to various end markets (mainly government and construction). We sold the position to pursue the companies we felt offered better risk/reward opportunities.(1)

Belden, Inc. is a supplier of cables, connectors and networking equipment that serves industrial, broadcast and enterprise information technology end markets. We believe management will continue to focus its product portfolio toward its higher-quality connector and networking products, and away from its legacy cable products, which have less pricing power. We also expect management will create value through acquisitions to improve its product portfolio and will drive productivity improvements to boost margins and returns on invested capital. Finally, we appreciate that Belden, Inc. serves large and growing markets and should benefit longer term from the Internet of Things (IoT), or the increasing connectivity of electronic devices.(1)

Heading into 2016, we expect a modest aggregate return environment for small-cap equities. However, there are a number of factors that make us excited about the potential for active management to add value going forward. With valuations of small-cap equities near normalized levels, earnings growth will be needed to drive further stock price appreciation. A slow-growth economy will make broad earnings growth less robust, but should be favorable for our investment process, in our view. We tend to focus on companies that have demonstrated a steady path toward earnings growth through strong pricing power or market share gains. These companies should be more appreciated by the market when broad earnings growth is harder for many businesses to achieve.

Another important point to consider about small-cap valuations is the disparity between valuations for a set of momentum-driven stocks, which are yet to generate earnings, and the rest of the market. As it stands today, the percentage of loss-making companies in our benchmark index is at its highest level in any non-recessionary period over the last twenty years. Many of these stocks are tied to popular high-growth themes such as cloud computing and biotechnology. If one strips the loss-making companies out of the index, the valuation premium of other small-cap companies relative to large caps is actually much more reasonable.

While we do not deny the exciting innovation and growth potential tied to these industries – and hold a few companies that our health care and technology teams have identified with exciting new drugs on the horizon or a disruptive business model attacking a specific industry – not every company tied to cloud computing and biotechnology will be successful. As part of our investment process, we have sought to avoid many of the companies with negative earnings in the index. We believe this strategy will prove successful over the long term, as it will prove difficult for many of these companies to generate the future earnings currently implied in their valuations. We see more opportunity in companies that have more steady business models and can continue to generate earnings growth in 2016. Many of these businesses are heading into the new year with relatively attractive valuations that offer an interesting entry point for investing. We look forward to seeing how these companies perform in the coming months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	95.4
Master Limited Partnerships (4)	1.9
Money Market Funds Less Net Liabilities	2.7

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	2.5
2. Sensient Technologies Corp.	2.1
3. Broadridge Financial Solutions, Inc.	1.9
4. Blackbaud, Inc.	1.9
5. ServiceMaster Global Holdings, Inc.	1.8
6. Sally Beauty Holdings, Inc.	1.8
7. Cadence Design Systems, Inc.	1.8
8. NICE-Systems Ltd. – ADR	1.7
9. Dyax Corp.	1.6
10. Ontex Group NV	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Information Technology	33.2
Health Care	23.3
Consumer Discretionary	13.7
Industrials	11.6
Financials	9.1
Consumer Staples	2.7
Materials	2.1
Energy	1.6

97.3

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 95.4%		Shares	Value
CONSUMER DISCRETIONARY – 12.8%
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	109,912	$4,312,947
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,449	3,078,673
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	59,735	1,523,840
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	117,208	1,816,618
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		46,408	1,976,517
Manchester United PLC Class A (Media)		75,977	1,353,150
National CineMedia, Inc. (Media)		149,546	2,349,368
DavidsTea, Inc. (Specialty Retail)	(a)	30,213	374,339
Monro Muffler Brake, Inc. (Specialty Retail)		20,123	1,332,545
Party City Holdco, Inc. (Specialty Retail)	(a)	53,117	685,740
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	152,944	4,265,608
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		40,328	3,590,402
Tumi Holdings, Inc. (Textiles, Apparel & Luxury Goods)	(a)	93,986	1,562,987
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		136,390	2,279,077

			30,501,811

CONSUMER STAPLES – 2.7%
Britvic PLC (Beverages)	(b)	40,633	435,353
Casey’s General Stores, Inc. (Food & Staples Retailing)		18,333	2,208,210
Ontex Group NV (Personal Products)	(b)	105,993	3,768,618

			6,412,181

ENERGY – 0.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	22,202	1,315,024

FINANCIALS – 9.1%
Bank of the Ozarks, Inc. (Banks)		40,206	1,988,589
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		43,933	1,584,224
Financial Engines, Inc. (Capital Markets)		37,936	1,277,305
LPL Financial Holdings, Inc. (Capital Markets)		79,930	3,409,014
Pace Holdings Corp. (Capital Markets)	(a)	84,896	857,450
WisdomTree Investments, Inc. (Capital Markets)		104,311	1,635,596
MSCI, Inc. (Diversified Financial Svs.)		44,502	3,209,929
RLI Corp. (Insurance)		32,490	2,006,258
Easterly Government Properties, Inc. (Real Estate Investment Trusts)		76,645	1,316,761
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		11,198	1,790,112
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	68,635	1,270,434
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	15,377	1,372,859

			21,718,531

HEALTH CARE – 23.3%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	37,004	1,319,193
Anacor Pharmaceuticals, Inc. (Biotechnology)	(a)	7,140	806,606
Chimerix, Inc. (Biotechnology)	(a)	22,203	198,717
DBV Technologies SA – ADR (Biotechnology)	(a)	37,345	1,355,997
Dyax Corp. (Biotechnology)	(a)	103,366	3,888,629
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	29,812	2,643,430
Insys Therapeutics, Inc. (Biotechnology)	(a)	55,384	1,585,644
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	110,298	1,278,354
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	14,945	1,620,337
OvaScience, Inc. (Biotechnology)	(a)	22,716	221,935
Puma Biotechnology, Inc. (Biotechnology)	(a)	8,021	628,846
Atrion Corp. (Health Care Equip. & Supplies)		956	364,427
EndoChoice Holdings, Inc. (Health Care Equip. & Supplies)	(a)	89,615	748,285
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	149,403	1,479,090
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	73,597	2,047,469

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	58,569	$1,470,668
Masimo Corp. (Health Care Equip. & Supplies)	(a)	32,499	1,349,033
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	149,663	1,906,707
Quidel Corp. (Health Care Equip. & Supplies)	(a)	71,261	1,510,733
STERIS PLC (Health Care Equip. & Supplies)		36,125	2,721,658
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)		104,778	1,232,189
Wright Medical Group NV (Health Care Equip. & Supplies)	(a)	67,513	1,632,464
Aceto Corp. (Health Care Providers & Svs.)		6,779	182,897
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	59,086	1,232,534
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	29,161	775,683
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	59,240	1,485,147
athenahealth, Inc. (Health Care Technology)	(a)	16,148	2,599,344
Medidata Solutions, Inc. (Health Care Technology)	(a)	29,649	1,461,399
Bio-Techne Corp. (Life Sciences Tools & Svs.)		23,625	2,126,250
Catalent, Inc. (Pharmaceuticals)	(a)	111,682	2,795,400
Flamel Technologies SA – ADR (Pharmaceuticals)	(a)	92,620	1,130,890
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	7,909	549,201
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	14,564	1,118,370
Phibro Animal Health Corp. Class A (Pharmaceuticals)		55,235	1,664,231
POZEN, Inc. (Pharmaceuticals)	(a)	76,323	521,286
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	44,415	2,286,484
Relypsa, Inc. (Pharmaceuticals)	(a)	46,444	1,316,223
Teligent, Inc. (Pharmaceuticals)	(a)	122,398	1,089,342
XenoPort, Inc. (Pharmaceuticals)	(a)	206,453	1,133,427

			55,478,519

INDUSTRIALS – 11.6%
HEICO Corp. Class A (Aerospace & Defense)		66,539	3,273,719
Sparton Corp. (Aerospace & Defense)	(a)	38,896	777,531
A.O. Smith Corp. (Building Products)		34,288	2,626,804
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	66,046	1,578,499
EnerSys (Electrical Equip.)		47,879	2,677,872
Raven Industries, Inc. (Industrial Conglomerates)		84,673	1,320,899
Kennametal, Inc. (Machinery)		101,747	1,953,542
Nordson Corp. (Machinery)		37,313	2,393,629
Proto Labs, Inc. (Machinery)	(a)	24,154	1,538,368
Rexnord Corp. (Machinery)	(a)	154,843	2,805,755
Wabtec Corp. (Machinery)		15,391	1,094,608
Advisory Board Co. / The (Professional Svs.)	(a)	45,130	2,238,899
CEB, Inc. (Professional Svs.)		34,882	2,141,406
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	21,574	1,274,376

			27,695,907

INFORMATION TECHNOLOGY – 33.2%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		56,091	2,674,419
CTS Corp. (Electronic Equip., Instr. & Comp.)		134,103	2,365,577
FEI Co. (Electronic Equip., Instr. & Comp.)		30,833	2,460,165
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		50,265	1,442,103
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	33,555	2,974,986
Alarm.com Holdings, Inc. (Internet Software & Svs.)	(a)	44,180	736,922
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	50,113	694,065
Cimpress NV (Internet Software & Svs.)	(a)	18,411	1,493,869
CoStar Group, Inc. (Internet Software & Svs.)	(a)	9,083	1,877,365
Endurance International Group Holdings, Inc. (Internet Software & Svs.)	(a)	104,885	1,146,393
Envestnet, Inc. (Internet Software & Svs.)	(a)	66,665	1,989,950
j2 Global, Inc. (Internet Software & Svs.)		41,552	3,420,561

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Textura Corp. (Internet Software & Svs.)	(a)	41,824	$902,562
Zillow Group, Inc. (Internet Software & Svs.)	(a)	44,564	1,160,447
Blackhawk Network Holdings, Inc. (IT Svs.)	(a)	24,089	1,064,975
Broadridge Financial Solutions, Inc. (IT Svs.)		85,581	4,598,267
Euronet Worldwide, Inc. (IT Svs.)	(a)	49,942	3,617,299
MAXIMUS, Inc. (IT Svs.)		41,733	2,347,481
WEX, Inc. (IT Svs.)	(a)	31,393	2,775,141
Atmel Corp. (Semiconductors & Equip.)		332,671	2,864,297
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	278,651	2,730,780
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	48,715	1,372,302
ACI Worldwide, Inc. (Software)	(a)	67,322	1,440,691
Blackbaud, Inc. (Software)		69,044	4,547,238
Cadence Design Systems, Inc. (Software)	(a)	204,151	4,248,382
Fleetmatics Group PLC (Software)	(a)	49,951	2,537,011
Guidewire Software, Inc. (Software)	(a)	28,957	1,742,053
NICE-Systems Ltd. – ADR (Software)		69,564	3,987,408
Paylocity Holding Corp. (Software)	(a)	27,155	1,101,135
RealPage, Inc. (Software)	(a)	108,321	2,431,806
Solera Holdings, Inc. (Software)		36,419	1,996,854
SS&C Technologies Holdings, Inc. (Software)		85,743	5,853,675
Tyler Technologies, Inc. (Software)	(a)	11,721	2,043,205
Stratasys Ltd. (Tech. Hardware, Storage & Periph.)	(a)	23,885	560,820

			79,200,204

Common Stocks (Continued)	Shares	Value
MATERIALS – 2.1%
Sensient Technologies Corp. (Chemicals)	77,936	$4,895,940

Total Common Stocks (Cost $209,164,551)		$227,218,117

Master Limited Partnerships – 1.9%		Shares	Value
CONSUMER DISCRETIONARY – 0.9%
Cedar Fair LP (Hotels, Restaurants & Leisure)		37,809	$2,111,255

ENERGY – 1.0%
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		95,422	2,354,061

Total Master Limited Partnerships (Cost $5,704,685)			$4,465,316

Money Market Funds – 3.8%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		9,074,000	$9,074,000

Total Money Market Funds (Cost $9,074,000)			$9,074,000

Total Investments – 101.1% (Cost $223,943,236)	(c)		$240,757,433
Liabilities in Excess of Other Assets – (1.1)%			(2,522,427)

Net Assets – 100.0%			$238,235,006

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $6,020,589, or 2.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of December 31, 2015

Average Annual Returns
One year	-5.05%
Five years	10.16%
Ten years	5.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Mid Cap Opportunity Portfolio returned -5.05% versus -0.20% for its benchmark, the Russell Midcap Growth Index.

In 2015, the Portfolio delivered a negative absolute return and underperformed its benchmark, the Russell Midcap Growth Index. Weak stock selection in the Consumer Staples and Health Care sectors detracted from relative performance, while stock selection in the Information Technology and Financials sectors contributed to relative performance.(1)

Kate Spade & Co. was a top detractor from returns during the year. The company reported first and second quarter earnings that were disappointing overall. While revenues topped expectations in the first quarter, sales growth was light. However, toward the end of the year, the company released encouraging third quarter earnings that highlighted better than expected same store sales growth. Despite the company’s weakness in 2015, we believe its strong underlying fundamentals remain intact and the catalysts for growth are unchanged. In our view, wholesale expansion, merchandising initiatives and the company’s strategic partnership with Exclusive Brands, could potentially fuel revenue growth and support the company’s attractive valuation.(1)

PVH Corp., a global apparel company, was also a top detractor from returns during the year. The stock has been under ongoing pressure, driven by soft data points that suggested weakness in the U.S. retail environment. In our view, however, the concern is transitory and investors are overreacting to the news. We believe PVH Corp. is a leading franchise with dominant market share and strong fundamentals. In particular, established brand names Tommy Hilfiger and Calvin Klein have demonstrated international strength and have been a key source of growth. We believe PVH Corp. continues to be resilient despite macroeconomic and sector challenges. We also remain positive on the company’s long-term profile, quality of management and the stock’s return potential.(1)

Equinix, Inc. was a top contributor to returns during the year. The company has reported strong first, second and third quarter earn-

ings and, as a result, has raised guidance across key metrics for a third time. Most notably, revenue and earnings saw significant growth on a year-over-year basis. Additionally, operating leverage has returned to the business after a period of systems investment and international expansion. In our view, Equinix, Inc. continues to present an enduringly favorable outlook, as pricing has been net positive in the low churn rate environment. Going forward, we believe Equinix, Inc. can further benefit from its steady recurring revenue business model and a solid demand environment. We also feel that integration of recent acquisitions could unlock significant synergies.(1)

Netflix, Inc. was a top contributor to returns during the year. In April, the company reported first quarter earnings that exceeded market expectations on both earnings per share and key subscription metrics. The company’s second and third quarter earnings were largely in-line with market expectations and were received favorably by investors. New user additions continue to thrive due to improving content availability and increasing success of Netflix Original series offerings. In our view, sentiment around subscriber growth and pricing continues to show signs of improvement and reflects Netflix, Inc.’s ability to execute and deliver unique, high quality content. We continue to have conviction in the strength of Netflix, Inc.’s franchise and believe that the company’s international expansion initiatives and secular tailwinds will be key drivers of future growth. Given the exceptional move in the stock through the year, we took profits and exited our position as it grew beyond our market cap threshold for mid-cap companies.(1)

The Portfolio also benefitted from several Initial Public Offering (IPO) investments that provided a significant contribution to the Portfolio’s total return for the period. Positive performance resulting from the contribution of IPO investments may be difficult for the Portfolio to repeat in future periods.(1)

The Portfolio’s top performers were Netflix, Inc., Global Payment, Inc., Ulta Salon Cosmetics & Fragrance, Inc., Equinix, Inc., and Eagle Bancorp, Inc. The Portfolio’s worst performers were Bluebird Bio, Inc., Adeptus Health, Inc., Navient Corp., HMS Holdings Corp., and Kate Spade & Co. The Portfolio’s top contributors to returns were Equinix, Inc., Ulta Salon Cosmetics & Fragrance, Inc., Netflix, Inc., First Republic Bank, and Intercontinental Exchange, Inc. The Portfolio’s largest detractors from returns were Kate Spade & Co., PVH Corp., Kansas City Southern, Adeptus Health, Inc., and Navient Corp.(1)

Our overall global equity return expectations for 2016 are modest mid-single digits, in light of tepid economic growth forecasts and a dearth of outright cheap valuations. Yet, in our view, equities still look more attractive than other asset classes in a continued low-return environment. While the performance of the “FANGs” (Facebook, Amazon.com, Netflix, Google) has captured the headlines, we are more concerned with the other four hundred ninety six stocks that did not participate in the extreme growth-at-any price mentality. This phenomenon led to the narrowest trading breadth in thirty years for the S&P 500 Index. We are also well aware of the significant underperformance of value stocks, which deepened further in 2016. If history is any guide, the U.S. market could be filled with relative value opportunities.

While the lost art of active management has been tested in recent years, we remain committed to our core philosophy and process. We will maintain a long term time horizon, rather than forecast the next quarter. We will continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when valuations are attractive, rather than following the trend. These core

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

beliefs have guided our team over the past thirty years, and we believe they hold the answer for the next thirty.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	97.9
Money Market Funds
Less Net Liabilities	2.1

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Equinix, Inc.	2.9
2. Ulta Salon Cosmetics & Fragrance, Inc.	2.4
3. Panera Bread Co. Class A	2.4
4. McCormick & Co., Inc.	2.3
5. Intuit, Inc.	2.3
6. Intercontinental Exchange, Inc.	2.3
7. Tractor Supply Co.	2.3
8. LinkedIn Corp.	2.2
9. SBA Communications Corp. Class A	2.2
10. Amphenol Corp. Class A	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	23.4
Information Technology	19.9
Health Care	16.6
Industrials	14.0
Financials	9.3
Consumer Staples	7.9
Telecommunication Services	3.1
Materials	3.1
Energy	0.6

97.9

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 23.4%
BorgWarner, Inc. (Auto Components)		29,527	$1,276,452
LKQ Corp. (Distributors)	(a)	42,314	1,253,764
Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)		43,054	921,356
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	9,596	1,869,109
Expedia, Inc. (Internet & Catalog Retail)		10,218	1,270,097
Advance Auto Parts, Inc. (Specialty Retail)		8,810	1,325,993
Five Below, Inc. (Specialty Retail)	(a)	25,759	826,864
L Brands, Inc. (Specialty Retail)		8,841	847,145
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,542	390,774
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	11,827	939,655
Tractor Supply Co. (Specialty Retail)		20,893	1,786,352
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	10,369	1,918,265
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	69,235	1,230,306
PVH Corp. (Textiles, Apparel & Luxury Goods)		13,705	1,009,373
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	14,320	1,154,335
V.F. Corp. (Textiles, Apparel & Luxury Goods)		6,394	398,027

			18,417,867

CONSUMER STAPLES – 7.9%
Brown-Forman Corp. Class B (Beverages)		11,668	1,158,399
Whole Foods Market, Inc. (Food & Staples Retailing)		38,044	1,274,474
Blue Buffalo Pet Products, Inc. (Food Products)	(a)	39,043	730,495
Hain Celestial Group, Inc. / The (Food Products)	(a)	12,460	503,259
McCormick & Co., Inc. (Food Products)		21,388	1,829,957
TreeHouse Foods, Inc. (Food Products)	(a)	9,090	713,201

			6,209,785

ENERGY – 0.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	8,054	477,038

FINANCIALS – 9.3%
Eagle Bancorp, Inc. (Banks)	(a)	13,659	689,370
First Republic Bank (Banks)		24,761	1,635,712
Affiliated Managers Group, Inc. (Capital Markets)	(a)	2,202	351,792
SLM Corp. (Consumer Finance)	(a)	89,066	580,710
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		7,056	1,808,171
Equinix, Inc. (Real Estate Investment Trusts)		7,427	2,245,925

			7,311,680

HEALTH CARE – 16.6%
Alkermes PLC (Biotechnology)	(a)	9,838	780,940
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	6,591	690,473
Cepheid (Biotechnology)	(a)	31,393	1,146,786
Medivation, Inc. (Biotechnology)	(a)	5,870	283,756
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,569	574,917
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	9,760	799,344
Teleflex, Inc. (Health Care Equip. & Supplies)		6,228	818,671
Adeptus Health, Inc. Class A (Health Care Providers & Svs.)	(a)	16,121	878,917
Cardinal Health, Inc. (Health Care Providers & Svs.)		10,260	915,910
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	9,800	1,550,262
Cerner Corp. (Health Care Technology)	(a)	21,031	1,265,435
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		23,267	972,793
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,597	880,721

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Zoetis, Inc. (Pharmaceuticals)		31,119	$1,491,222

			13,050,147

INDUSTRIALS – 14.0%
Fortune Brands Home & Security, Inc. (Building Products)		22,947	1,273,559
AMETEK, Inc. (Electrical Equip.)		23,728	1,271,584
Hubbell, Inc. (Electrical Equip.)		9,259	935,529
Sensata Technologies Holding NV (Electrical Equip.)	(a)	35,241	1,623,200
Graco, Inc. (Machinery)		18,523	1,334,953
Middleby Corp. / The (Machinery)	(a)	14,700	1,585,689
Xylem, Inc. (Machinery)		17,228	628,822
Kansas City Southern (Road & Rail)		15,972	1,192,629
W.W. Grainger, Inc. (Trading Companies & Distributors)		5,944	1,204,195

			11,050,160

INFORMATION TECHNOLOGY – 19.9%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		31,767	1,659,190
LinkedIn Corp. (Internet Software & Svs.)	(a)	7,700	1,733,116
Match Group, Inc. (Internet Software & Svs.)	(a)	27,915	378,248
Twitter, Inc. (Internet Software & Svs.)	(a)	12,424	287,491
Black Knight Financial Services, Inc. Class A (IT Svs.)	(a)	41,316	1,365,907
Fidelity National Information Services, Inc. (IT Svs.)		20,033	1,214,000
FleetCor Technologies, Inc. (IT Svs.)	(a)	8,996	1,285,798
Global Payments, Inc. (IT Svs.)		10,155	655,099
Sabre Corp. (IT Svs.)		47,683	1,333,694
Qorvo, Inc. (Semiconductors & Equip.)	(a)	29,095	1,480,936
Intuit, Inc. (Software)		18,932	1,826,938
ServiceNow, Inc. (Software)	(a)	15,957	1,381,238
Splunk, Inc. (Software)	(a)	14,655	861,861
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	12,200	189,954

			15,653,470

MATERIALS – 3.1%
Ashland, Inc. (Chemicals)		9,422	967,639
Axalta Coating Systems Ltd. (Chemicals)	(a)	39,604	1,055,447
RPM International, Inc. (Chemicals)		8,521	375,435

			2,398,521

TELECOMMUNICATION SERVICES – 3.1%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	13,876	754,299
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	16,188	1,700,873

			2,455,172

Total Common Stocks (Cost $71,035,839)			$77,023,840

Money Market Funds – 2.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,847,000	$1,847,000

Total Money Market Funds (Cost $1,847,000)			$1,847,000

Total Investments – 100.2% (Cost $72,882,839)	(b)		$78,870,840
Liabilities in Excess of Other Assets – (0.2)%			(167,469)

Net Assets – 100.0%			$78,703,371

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

47

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of December 31, 2015

Average Annual returns
One year	0.91%
Five years	12.05%
Ten years	6.81%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the S&P 500® Index Portfolio returned 0.91% versus 1.38% for its benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for 2015 were Amazon.com, Inc., Alphabet, Inc. Class A, Microsoft Corp., Alphabet, Inc. Class C and General Electric Co. The largest detractors from the index return for 2015 were Exxon Mobil Corp., Kinder Morgan, Inc., Chevron Corp., QUALCOMM, Inc., and Apple, Inc.

2015 had a few major developments that affected the equity market. One of the bigger moments of 2015 was the Federal Reserve’s decision to begin raising the Federal Funds rate off of the 0.00 to 0.25 range that had been in place since January 28, 2008. Another theme in 2015 was the continued poor performance of commodities. Oil prices continued to fall throughout the year, putting pressure on oil stocks such as Chevron Corp. and Exxon Corp. The slowing of the Chinese economy, and continued sluggish economic “growth” in the rest of the world also put pressure on stocks.

Going into 2016, the U.S. economy seems to be on solid ground, as the Federal Reserve has normalized monetary policy. Themes from 2015 will still be relevant in 2016. Chinese gross domestic product growth, oil and commodity prices, the strong U.S. dollar versus the rest of the world currencies, and the lack of any meaningful inflation (wage or otherwise) will be watched closely.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

48	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	95.6
Exchange Traded Funds and Other Net Assets	4.4

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. SPDR S&P 500 ETF Trust	4.2
2. Apple, Inc.	3.1
3. Microsoft Corp.	2.4
4. Exxon Mobil Corp.	1.7
5. General Electric Co.	1.6
6. Johnson & Johnson	1.5
7. Amazon.com, Inc	1.4
8. Wells Fargo & Co.	1.3
9. Berkshire Hathaway, Inc. Class B	1.3
10. JPMorgan Chase & Co.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.8
Financials	15.7
Health Care	14.5
Consumer Discretionary	12.4
Consumer Staples	9.6
Industrials	9.6
Energy	6.2
Utilities	2.9
Materials	2.6
Telecommunication Services	2.3

95.6

49

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 95.6%		Shares	Value
CONSUMER DISCRETIONARY – 12.4%
BorgWarner, Inc. (Auto Components)		4,900	$211,827
Delphi Automotive PLC (Auto Components)		6,100	522,953
Goodyear Tire & Rubber Co. / The (Auto Components)		5,900	192,753
Johnson Controls, Inc. (Auto Components)		14,200	560,758
Ford Motor Co. (Automobiles)		85,487	1,204,512
General Motors Co. (Automobiles)		31,100	1,057,711
Harley-Davidson, Inc. (Automobiles)		4,200	190,638
Genuine Parts Co. (Distributors)		3,300	283,437
H&R Block, Inc. (Diversified Consumer Svs.)		5,200	173,212
Carnival Corp. (Hotels, Restaurants & Leisure)		10,100	550,248
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	650	311,902
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,500	159,100
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,246	284,652
McDonald’s Corp. (Hotels, Restaurants & Leisure)		20,100	2,374,614
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		3,800	384,598
Starbucks Corp. (Hotels, Restaurants & Leisure)		32,600	1,956,978
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,700	256,336
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,560	185,984
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,800	124,542
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,500	693,975
D.R. Horton, Inc. (Household Durables)		7,200	230,616
Garmin Ltd. (Household Durables)		2,600	96,642
Harman International Industries, Inc. (Household Durables)		1,600	150,736
Leggett & Platt, Inc. (Household Durables)		3,000	126,060
Lennar Corp. Class A (Household Durables)		3,900	190,749
Mohawk Industries, Inc. (Household Durables)	(a)	1,400	265,146
Newell Rubbermaid, Inc. (Household Durables)		5,900	260,072
PulteGroup, Inc. (Household Durables)		6,950	123,849
Whirlpool Corp. (Household Durables)		1,755	257,757
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,450	5,711,270
Expedia, Inc. (Internet & Catalog Retail)		2,600	323,180
Netflix, Inc. (Internet & Catalog Retail)	(a)	9,400	1,075,172
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,100	1,402,445
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,500	213,125
Hasbro, Inc. (Leisure Products)		2,500	168,400
Mattel, Inc. (Leisure Products)		7,400	201,058
Cablevision Systems Corp. Class A (Media)		4,900	156,310
CBS Corp. Class B (Media)		9,550	450,092
Comcast Corp. Class A (Media)		53,553	3,021,996
Discovery Communications, Inc. Class A (Media)	(a)	3,300	88,044
Discovery Communications, Inc. Class C (Media)	(a)	5,700	143,754
Interpublic Group of Cos., Inc. / The (Media)		8,923	207,727
News Corp. Class A (Media)		8,375	111,890
News Corp. Class B (Media)		2,400	33,504
Omnicom Group, Inc. (Media)		5,300	400,998
Scripps Networks Interactive, Inc. Class A (Media)		2,100	115,941
TEGNA, Inc. (Media)		4,900	125,048
Time Warner Cable, Inc. (Media)		6,232	1,156,597
Time Warner, Inc. (Media)		17,566	1,135,993
Twenty-First Century Fox, Inc. Class A (Media)		25,700	698,012
Twenty-First Century Fox, Inc. Class B (Media)		9,500	258,685
Viacom, Inc. Class B (Media)		7,650	314,874
Walt Disney Co. / The (Media)		33,400	3,509,672
Dollar General Corp. (Multiline Retail)		6,400	459,968
Dollar Tree, Inc. (Multiline Retail)	(a)	5,121	395,444
Kohl’s Corp. (Multiline Retail)		4,200	200,046
Macy’s, Inc. (Multiline Retail)		6,876	240,522
Nordstrom, Inc. (Multiline Retail)		3,000	149,430
Target Corp. (Multiline Retail)		13,500	980,235
Advance Auto Parts, Inc. (Specialty Retail)		1,600	240,816

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
AutoNation, Inc. (Specialty Retail)	(a)	1,700	$101,422
AutoZone, Inc. (Specialty Retail)	(a)	675	500,789
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,700	178,525
Best Buy Co., Inc. (Specialty Retail)		6,575	200,209
CarMax, Inc. (Specialty Retail)	(a)	4,400	237,468
GameStop Corp. Class A (Specialty Retail)		2,300	64,492
Gap, Inc. / The (Specialty Retail)		5,050	124,735
Home Depot, Inc. / The (Specialty Retail)		27,800	3,676,550
L Brands, Inc. (Specialty Retail)		5,600	536,592
Lowe’s Cos., Inc. (Specialty Retail)		20,100	1,528,404
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,200	557,524
Ross Stores, Inc. (Specialty Retail)		8,900	478,909
Signet Jewelers Ltd. (Specialty Retail)		1,700	210,273
Staples, Inc. (Specialty Retail)		14,100	133,527
Tiffany & Co. (Specialty Retail)		2,400	183,096
TJX Cos., Inc. / The (Specialty Retail)		14,700	1,042,377
Tractor Supply Co. (Specialty Retail)		2,900	247,950
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,900	43,225
Coach, Inc. (Textiles, Apparel & Luxury Goods)		6,100	199,653
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	900	32,904
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		8,600	253,098
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,000	160,240
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		29,600	1,850,000
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,800	132,570
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,300	144,924
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	4,000	322,440
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,500	466,875

			50,681,376

CONSUMER STAPLES – 9.6%
Brown-Forman Corp. Class B (Beverages)		2,275	225,862
Coca-Cola Co. / The (Beverages)		85,900	3,690,264
Coca-Cola Enterprises, Inc. (Beverages)		4,600	226,504
Constellation Brands, Inc. Class A (Beverages)		3,800	541,272
Dr Pepper Snapple Group, Inc. (Beverages)		4,100	382,120
Molson Coors Brewing Co. Class B (Beverages)		3,500	328,720
Monster Beverage Corp. (Beverages)	(a)	3,300	491,568
PepsiCo, Inc. (Beverages)		31,947	3,192,144
Costco Wholesale Corp. (Food & Staples Retailing)		9,600	1,550,400
CVS Health Corp. (Food & Staples Retailing)		24,320	2,377,766
Kroger Co. / The (Food & Staples Retailing)		21,400	895,162
Sysco Corp. (Food & Staples Retailing)		11,500	471,500
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		19,100	1,626,461
Wal-Mart Stores, Inc. (Food & Staples Retailing)		34,400	2,108,720
Whole Foods Market, Inc. (Food & Staples Retailing)		7,500	251,250
Archer-Daniels-Midland Co. (Food Products)		13,050	478,674
Campbell Soup Co. (Food Products)		3,900	204,945
ConAgra Foods, Inc. (Food Products)		9,500	400,520
General Mills, Inc. (Food Products)		13,100	755,346
Hershey Co. / The (Food Products)		3,200	285,664
Hormel Foods Corp. (Food Products)		3,000	237,240
J.M. Smucker Co. / The (Food Products)		2,600	320,684
Kellogg Co. (Food Products)		5,600	404,712
Keurig Green Mountain, Inc. (Food Products)		2,500	224,950
Kraft Heinz Co. / The (Food Products)		13,025	947,699
McCormick & Co., Inc. (Food Products)		2,600	222,456
Mead Johnson Nutrition Co. (Food Products)		4,351	343,511
Mondelez International, Inc. Class A (Food Products)		34,876	1,563,840
Tyson Foods, Inc. Class A (Food Products)		6,500	346,645
Church & Dwight Co., Inc. (Household Products)		2,800	237,664
Clorox Co. / The (Household Products)		2,800	355,124

50	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Colgate-Palmolive Co. (Household Products)		19,700	$1,312,414
Kimberly-Clark Corp. (Household Products)		8,000	1,018,400
Procter & Gamble Co. / The (Household Products)		59,722	4,742,524
Estee Lauder Cos., Inc. / The Class A (Personal Products)		4,900	431,494
Altria Group, Inc. (Tobacco)		43,000	2,503,030
Philip Morris International, Inc. (Tobacco)		34,000	2,988,940
Reynolds American, Inc. (Tobacco)		18,174	838,730

			39,524,919

ENERGY – 6.2%
Baker Hughes, Inc. (Energy Equip. & Svs.)		9,541	440,317
Cameron International Corp. (Energy Equip. & Svs.)	(a)	4,200	265,440
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,400	29,540
Ensco PLC Class A (Energy Equip. & Svs.)		5,200	80,028
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	5,000	145,050
Halliburton Co. (Energy Equip. & Svs.)		18,800	639,952
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,400	128,520
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,200	274,618
Schlumberger Ltd. (Energy Equip. & Svs.)		27,647	1,928,378
Transocean Ltd. (Energy Equip. & Svs.)		7,500	92,850
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,100	539,238
Apache Corp. (Oil, Gas & Consumable Fuels)		8,272	367,856
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		9,100	160,979
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		11,400	51,300
Chevron Corp. (Oil, Gas & Consumable Fuels)		41,238	3,709,770
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		2,100	187,698
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		8,500	170,000
ConocoPhillips (Oil, Gas & Consumable Fuels)		27,100	1,265,299
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		5,000	39,500
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		8,500	272,000
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		12,100	856,559
EQT Corp. (Oil, Gas & Consumable Fuels)		3,300	172,029
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		91,264	7,114,029
Hess Corp. (Oil, Gas & Consumable Fuels)		5,300	256,944
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		40,173	599,381
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		14,820	186,584
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		11,720	607,565
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,500	78,575
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	3,500	113,960
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		9,300	306,249
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		16,800	1,135,848
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4,600	113,436
Phillips 66 (Oil, Gas & Consumable Fuels)		10,450	854,810
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,300	413,754
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,700	91,057
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	8,400	59,724
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		14,718	352,349
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,600	273,962
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		10,600	749,526
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		15,000	385,500

			25,510,174

FINANCIALS – 15.7%
Bank of America Corp. (Banks)		228,427	3,844,426
BB&T Corp. (Banks)		17,100	646,551

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Citigroup, Inc. (Banks)		65,336	$3,381,138
Comerica, Inc. (Banks)		3,900	163,137
Fifth Third Bancorp (Banks)		17,450	350,745
Huntington Bancshares, Inc. (Banks)		17,500	193,550
JPMorgan Chase & Co. (Banks)		80,743	5,331,460
KeyCorp (Banks)		18,300	241,377
M&T Bank Corp. (Banks)		3,500	424,130
People’s United Financial, Inc. (Banks)		6,800	109,820
PNC Financial Services Group, Inc. / The (Banks)		11,142	1,061,944
Regions Financial Corp. (Banks)		28,675	275,280
SunTrust Banks, Inc. (Banks)		11,200	479,808
U.S. Bancorp (Banks)		36,090	1,539,960
Wells Fargo & Co. (Banks)		101,913	5,539,991
Zions Bancorporation (Banks)		4,500	122,850
Affiliated Managers Group, Inc. (Capital Markets)	(a)	1,200	191,712
Ameriprise Financial, Inc. (Capital Markets)		3,780	402,268
Bank of New York Mellon Corp. / The (Capital Markets)		24,011	989,733
BlackRock, Inc. (Capital Markets)		2,800	953,456
Charles Schwab Corp. / The (Capital Markets)		26,300	866,059
E*TRADE Financial Corp. (Capital Markets)	(a)	6,390	189,400
Franklin Resources, Inc. (Capital Markets)		8,300	305,606
Goldman Sachs Group, Inc. / The (Capital Markets)		8,750	1,577,012
Invesco Ltd. (Capital Markets)		9,300	311,364
Legg Mason, Inc. (Capital Markets)		2,400	94,152
Morgan Stanley (Capital Markets)		33,100	1,052,911
Northern Trust Corp. (Capital Markets)		4,800	346,032
State Street Corp. (Capital Markets)		8,900	590,604
T. Rowe Price Group, Inc. (Capital Markets)		5,500	393,195
American Express Co. (Consumer Finance)		18,400	1,279,720
Capital One Financial Corp. (Consumer Finance)		11,673	842,557
Discover Financial Services (Consumer Finance)		9,350	501,347
Navient Corp. (Consumer Finance)		7,900	90,455
Synchrony Financial (Consumer Finance)	(a)	18,300	556,503
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	41,091	5,425,656
CME Group, Inc. (Diversified Financial Svs.)		7,375	668,175
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2,432	623,224
Leucadia National Corp. (Diversified Financial Svs.)		7,300	126,947
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		5,900	581,622
Moody’s Corp. (Diversified Financial Svs.)		3,800	381,292
Nasdaq, Inc. (Diversified Financial Svs.)		2,500	145,425
ACE Ltd. (Insurance)		7,100	829,635
Aflac, Inc. (Insurance)		9,400	563,060
Allstate Corp. / The (Insurance)		8,500	527,765
American International Group, Inc. (Insurance)		27,095	1,679,077
Aon PLC (Insurance)		6,000	553,260
Assurant, Inc. (Insurance)		1,400	112,756
Chubb Corp. / The (Insurance)		5,000	663,200
Cincinnati Financial Corp. (Insurance)		3,266	193,249
Hartford Financial Services Group, Inc. / The (Insurance)		9,000	391,140
Lincoln National Corp. (Insurance)		5,386	270,700
Loews Corp. (Insurance)		6,161	236,582
Marsh & McLennan Cos., Inc. (Insurance)		11,400	632,130
MetLife, Inc. (Insurance)		24,400	1,176,324
Principal Financial Group, Inc. (Insurance)		6,000	269,880
Progressive Corp. / The (Insurance)		12,800	407,040
Prudential Financial, Inc. (Insurance)		9,800	797,818
Torchmark Corp. (Insurance)		2,475	141,471
Travelers Cos., Inc. / The (Insurance)		6,659	751,535
Unum Group (Insurance)		5,300	176,437
XL Group PLC (Insurance)		6,500	254,670
American Tower Corp. (Real Estate Investment Trusts)		9,300	901,635
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		3,473	139,024

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		3,031	$558,098
Boston Properties, Inc. (Real Estate Investment Trusts)		3,400	433,636
Crown Castle International Corp. (Real Estate Investment Trusts)		7,300	631,085
Equinix, Inc. (Real Estate Investment Trusts)		1,344	406,426
Equity Residential (Real Estate Investment Trusts)		8,000	652,720
Essex Property Trust, Inc. (Real Estate Investment Trusts)		1,400	335,174
General Growth Properties, Inc. (Real Estate Investment Trusts)		12,800	348,288
HCP, Inc. (Real Estate Investment Trusts)		10,200	390,048
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		16,502	253,141
Iron Mountain, Inc. (Real Estate Investment Trusts)		4,228	114,198
Kimco Realty Corp. (Real Estate Investment Trusts)		9,100	240,786
Macerich Co. / The (Real Estate Investment Trusts)		3,000	242,070
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		3,800	181,336
Prologis, Inc. (Real Estate Investment Trusts)		11,539	495,254
Public Storage (Real Estate Investment Trusts)		3,200	792,640
Realty Income Corp. (Real Estate Investment Trusts)		5,500	283,965
Simon Property Group, Inc. (Real Estate Investment Trusts)		6,762	1,314,803
SL Green Realty Corp. (Real Estate Investment Trusts)		2,200	248,556
Ventas, Inc. (Real Estate Investment Trusts)		7,300	411,939
Vornado Realty Trust (Real Estate Investment Trusts)		3,893	389,144
Welltower, Inc. (Real Estate Investment Trusts)		7,800	530,634
Weyerhaeuser Co. (Real Estate Investment Trusts)		11,163	334,667
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	6,400	221,312

			64,670,902

HEALTH CARE – 14.5%
AbbVie, Inc. (Biotechnology)		35,900	2,126,716
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,900	934,675
Amgen, Inc. (Biotechnology)		16,506	2,679,419
Baxalta, Inc. (Biotechnology)		11,900	464,457
Biogen, Inc. (Biotechnology)	(a)	4,845	1,484,266
Celgene Corp. (Biotechnology)	(a)	17,200	2,059,872
Gilead Sciences, Inc. (Biotechnology)		31,600	3,197,604
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,700	922,879
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,400	679,482
Abbott Laboratories (Health Care Equip. & Supplies)		32,700	1,468,557
Baxter International, Inc. (Health Care Equip. & Supplies)		12,000	457,800
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4,637	714,515
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	29,503	544,035
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,600	303,104
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		3,100	188,635
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	4,700	371,206
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	825	450,582
Medtronic PLC (Health Care Equip. & Supplies)		30,890	2,376,059
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		6,200	382,974
Stryker Corp. (Health Care Equip. & Supplies)		6,900	641,286
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,100	169,680
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3,770	386,764

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Aetna, Inc. (Health Care Providers & Svs.)		7,654	$827,550
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,300	445,953
Anthem, Inc. (Health Care Providers & Svs.)		5,700	794,808
Cardinal Health, Inc. (Health Care Providers & Svs.)		7,200	642,744
Cigna Corp. (Health Care Providers & Svs.)		5,700	834,081
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,700	257,927
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,878	1,300,486
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	6,900	466,647
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,800	284,742
Humana, Inc. (Health Care Providers & Svs.)		3,300	589,083
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	2,200	272,008
McKesson Corp. (Health Care Providers & Svs.)		5,000	986,150
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,800	81,378
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,100	220,534
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	2,212	67,024
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		20,900	2,458,676
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,000	238,980
Cerner Corp. (Health Care Technology)	(a)	6,700	403,139
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		7,300	305,213
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,200	614,224
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,500	133,925
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		8,800	1,248,280
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,800	242,244
Allergan PLC (Pharmaceuticals)	(a)	8,640	2,700,000
Bristol-Myers Squibb Co. (Pharmaceuticals)		36,569	2,515,582
Eli Lilly & Co. (Pharmaceuticals)		21,400	1,803,164
Endo International PLC (Pharmaceuticals)	(a)	4,600	281,612
Johnson & Johnson (Pharmaceuticals)		60,700	6,235,104
Mallinckrodt PLC (Pharmaceuticals)	(a)	2,500	186,575
Merck & Co., Inc. (Pharmaceuticals)		61,294	3,237,549
Mylan NV (Pharmaceuticals)	(a)	9,100	492,037
Perrigo Co. PLC (Pharmaceuticals)		3,200	463,040
Pfizer, Inc. (Pharmaceuticals)		135,410	4,371,035
Zoetis, Inc. (Pharmaceuticals)		10,000	479,200

			59,485,261

INDUSTRIALS – 9.6%
Boeing Co. / The (Aerospace & Defense)		13,800	1,995,342
General Dynamics Corp. (Aerospace & Defense)		6,500	892,840
Honeywell International, Inc. (Aerospace & Defense)		16,900	1,750,333
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,700	203,167
Lockheed Martin Corp. (Aerospace & Defense)		5,800	1,259,470
Northrop Grumman Corp. (Aerospace & Defense)		4,000	755,240
Precision Castparts Corp. (Aerospace & Defense)		3,000	696,030
Raytheon Co. (Aerospace & Defense)		6,600	821,898
Rockwell Collins, Inc. (Aerospace & Defense)		2,900	267,670
Textron, Inc. (Aerospace & Defense)		6,000	252,060
United Technologies Corp. (Aerospace & Defense)		18,100	1,738,867
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,200	198,464
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,100	184,910
FedEx Corp. (Air Freight & Logistics)		5,800	864,142
United Parcel Service, Inc. Class B (Air Freight & Logistics)		15,300	1,472,319
American Airlines Group, Inc. (Airlines)		13,800	584,430
Delta Air Lines, Inc. (Airlines)		17,300	876,937
Southwest Airlines Co. (Airlines)		14,300	615,758

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Continental Holdings, Inc. (Airlines)	(a)	8,200	$469,860
Allegion PLC (Building Products)		2,100	138,432
Masco Corp. (Building Products)		7,400	209,420
ADT Corp. / The (Commercial Svs. & Supplies)		3,650	120,377
Cintas Corp. (Commercial Svs. & Supplies)		1,900	172,995
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		4,300	88,795
Republic Services, Inc. (Commercial Svs. & Supplies)		5,280	232,267
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,900	229,140
Tyco International PLC (Commercial Svs. & Supplies)		9,300	296,577
Waste Management, Inc. (Commercial Svs. & Supplies)		9,100	485,667
Fluor Corp. (Construction & Engineering)		3,100	146,382
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,700	113,265
Quanta Services, Inc. (Construction & Engineering)	(a)	3,500	70,875
AMETEK, Inc. (Electrical Equip.)		5,200	278,668
Eaton Corp. PLC (Electrical Equip.)		10,136	527,477
Emerson Electric Co. (Electrical Equip.)		14,400	688,752
Rockwell Automation, Inc. (Electrical Equip.)		2,900	297,569
3M Co. (Industrial Conglomerates)		13,500	2,033,640
Danaher Corp. (Industrial Conglomerates)		13,100	1,216,728
General Electric Co. (Industrial Conglomerates)		207,000	6,448,050
Roper Technologies, Inc. (Industrial Conglomerates)		2,200	417,538
Caterpillar, Inc. (Machinery)		12,800	869,888
Cummins, Inc. (Machinery)		3,600	316,836
Deere & Co. (Machinery)		6,800	518,636
Dover Corp. (Machinery)		3,400	208,454
Flowserve Corp. (Machinery)		2,900	122,032
Illinois Tool Works, Inc. (Machinery)		7,200	667,296
Ingersoll-Rand PLC (Machinery)		5,700	315,153
PACCAR, Inc. (Machinery)		7,712	365,549
Parker-Hannifin Corp. (Machinery)		3,000	290,940
Pentair PLC (Machinery)		4,003	198,269
Snap-on, Inc. (Machinery)		1,300	222,859
Stanley Black & Decker, Inc. (Machinery)		3,247	346,552
Xylem, Inc. (Machinery)		3,900	142,350
Dun & Bradstreet Corp. / The (Professional Svs.)		800	83,144
Equifax, Inc. (Professional Svs.)		2,600	289,562
Nielsen Holdings PLC (Professional Svs.)		8,000	372,800
Robert Half International, Inc. (Professional Svs.)		2,900	136,706
Verisk Analytics, Inc. (Professional Svs.)	(a)	3,400	261,392
CSX Corp. (Road & Rail)		21,400	555,330
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,000	146,720
Kansas City Southern (Road & Rail)		2,400	179,208
Norfolk Southern Corp. (Road & Rail)		6,500	549,835
Ryder System, Inc. (Road & Rail)		1,200	68,196
Union Pacific Corp. (Road & Rail)		18,700	1,462,340
Fastenal Co. (Trading Companies & Distributors)		6,400	261,248
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,000	145,080
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,300	263,367

			39,472,093

INFORMATION TECHNOLOGY – 19.8%
Cisco Systems, Inc. (Communications Equip.)		111,300	3,022,352
F5 Networks, Inc. (Communications Equip.)	(a)	1,500	145,440
Harris Corp. (Communications Equip.)		2,700	234,630
Juniper Networks, Inc. (Communications Equip.)		7,800	215,280
Motorola Solutions, Inc. (Communications Equip.)		3,514	240,533
QUALCOMM, Inc. (Communications Equip.)		33,000	1,649,505
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		6,800	355,164
Corning, Inc. (Electronic Equip., Instr. & Comp.)		25,900	473,452
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3,000	84,210

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		8,500	$549,185
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,900	205,257
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	6,375	4,959,814
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,516	4,944,862
eBay, Inc. (Internet Software & Svs.)	(a)	24,200	665,016
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	49,800	5,212,068
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,200	192,192
Yahoo!, Inc. (Internet Software & Svs.)	(a)	19,100	635,266
Accenture PLC Class A (IT Svs.)		13,700	1,431,650
Alliance Data Systems Corp. (IT Svs.)	(a)	1,300	359,541
Automatic Data Processing, Inc. (IT Svs.)		10,100	855,672
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	13,300	798,266
CSRA, Inc. (IT Svs.)		3,000	90,000
Fidelity National Information Services, Inc. (IT Svs.)		6,100	369,660
Fiserv, Inc. (IT Svs.)	(a)	5,000	457,300
International Business Machines Corp. (IT Svs.)		19,550	2,690,471
MasterCard, Inc. Class A (IT Svs.)		21,700	2,112,712
Paychex, Inc. (IT Svs.)		7,000	370,230
PayPal Holdings, Inc. (IT Svs.)	(a)	24,400	883,280
Teradata Corp. (IT Svs.)	(a)	2,900	76,618
Total System Services, Inc. (IT Svs.)		3,677	183,115
Visa, Inc. (IT Svs.)		42,700	3,311,385
Western Union Co. / The (IT Svs.)		11,047	197,852
Xerox Corp. (IT Svs.)		20,902	222,188
Analog Devices, Inc. (Semiconductors & Equip.)		6,800	376,176
Applied Materials, Inc. (Semiconductors & Equip.)		25,200	470,484
Avago Technologies Ltd. (Semiconductors & Equip.)		5,800	841,870
Broadcom Corp. Class A (Semiconductors & Equip.)		12,350	714,077
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,650	108,884
Intel Corp. (Semiconductors & Equip.)		103,500	3,565,575
KLA-Tencor Corp. (Semiconductors & Equip.)		3,400	235,790
Lam Research Corp. (Semiconductors & Equip.)		3,425	272,014
Linear Technology Corp. (Semiconductors & Equip.)		5,200	220,844
Microchip Technology, Inc. (Semiconductors & Equip.)		4,500	209,430
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	23,800	337,008
NVIDIA Corp. (Semiconductors & Equip.)		11,200	369,152
Qorvo, Inc. (Semiconductors & Equip.)	(a)	3,100	157,790
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,200	322,686
Texas Instruments, Inc. (Semiconductors & Equip.)		22,300	1,222,263
Xilinx, Inc. (Semiconductors & Equip.)		5,600	263,032
Activision Blizzard, Inc. (Software)		11,100	429,681
Adobe Systems, Inc. (Software)	(a)	10,900	1,023,946
Autodesk, Inc. (Software)	(a)	5,000	304,650
CA, Inc. (Software)		6,800	194,208
Citrix Systems, Inc. (Software)	(a)	3,400	257,210
Electronic Arts, Inc. (Software)	(a)	6,800	467,296
Intuit, Inc. (Software)		5,800	559,700
Microsoft Corp. (Software)		175,200	9,720,096
Oracle Corp. (Software)		70,200	2,564,406
Red Hat, Inc. (Software)	(a)	4,000	331,240
salesforce.com, Inc. (Software)	(a)	13,700	1,074,080
Symantec Corp. (Software)		14,794	310,674
Apple, Inc. (Tech. Hardware, Storage & Periph.)		122,300	12,873,298
EMC Corp. (Tech. Hardware, Storage & Periph.)		42,500	1,091,400
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		39,400	598,880
HP, Inc. (Tech. Hardware, Storage & Periph.)		39,600	468,864
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,400	169,792
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		4,400	334,356

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,600	$241,956
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		5,100	306,255

			81,203,229

MATERIALS – 2.6%
Air Products & Chemicals, Inc. (Chemicals)		4,300	559,473
Airgas, Inc. (Chemicals)		1,400	193,648
CF Industries Holdings, Inc. (Chemicals)		5,100	208,131
Dow Chemical Co. / The (Chemicals)		24,700	1,271,556
Eastman Chemical Co. (Chemicals)		3,300	222,783
Ecolab, Inc. (Chemicals)		5,800	663,404
E.I. du Pont de Nemours & Co. (Chemicals)		19,200	1,278,720
FMC Corp. (Chemicals)		2,900	113,477
International Flavors & Fragrances, Inc. (Chemicals)		1,800	215,352
LyondellBasell Industries NV Class A (Chemicals)		7,900	686,510
Monsanto Co. (Chemicals)		9,686	954,265
Mosaic Co. / The (Chemicals)		7,400	204,166
PPG Industries, Inc. (Chemicals)		5,900	583,038
Praxair, Inc. (Chemicals)		6,200	634,880
Sherwin-Williams Co. / The (Chemicals)		1,700	441,320
Martin Marietta Materials, Inc. (Construction Materials)		1,500	204,870
Vulcan Materials Co. (Construction Materials)		2,900	275,413
Avery Dennison Corp. (Containers & Packaging)		2,000	125,320
Ball Corp. (Containers & Packaging)		3,000	218,190
International Paper Co. (Containers & Packaging)		9,100	343,070
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,500	60,970
Sealed Air Corp. (Containers & Packaging)		4,300	191,780
WestRock Co. (Containers & Packaging)		5,638	257,206
Alcoa, Inc. (Metals & Mining)		28,700	283,269
Freeport-McMoRan, Inc. (Metals & Mining)		25,352	171,633
Newmont Mining Corp. (Metals & Mining)		11,600	208,684
Nucor Corp. (Metals & Mining)		7,000	282,100

			10,853,228

TELECOMMUNICATION SERVICES – 2.3%
AT&T, Inc. (Diversified Telecom. Svs.)		134,911	4,642,288
CenturyLink, Inc. (Diversified Telecom. Svs.)		12,072	303,732
Frontier Communications Corp. (Diversified Telecom. Svs.)		25,641	119,743
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	6,300	342,468
Verizon Communications, Inc. (Diversified Telecom. Svs.)		89,200	4,122,824

			9,531,055

Common Stocks (Continued)		Shares	Value
UTILITIES – 2.9%
American Electric Power Co., Inc. (Electric Utilities)		10,800	$629,316
Duke Energy Corp. (Electric Utilities)		15,143	1,081,059
Edison International (Electric Utilities)		7,100	420,391
Entergy Corp. (Electric Utilities)		3,900	266,604
Eversource Energy (Electric Utilities)		7,000	357,490
Exelon Corp. (Electric Utilities)		20,190	560,676
FirstEnergy Corp. (Electric Utilities)		9,234	292,995
NextEra Energy, Inc. (Electric Utilities)		10,100	1,049,289
Pepco Holdings, Inc. (Electric Utilities)		5,600	145,656
Pinnacle West Capital Corp. (Electric Utilities)		2,400	154,752
PPL Corp. (Electric Utilities)		14,700	501,711
Southern Co. / The (Electric Utilities)		19,900	931,121
Xcel Energy, Inc. (Electric Utilities)		11,100	398,601
AGL Resources, Inc. (Gas Utilities)		2,686	171,394
AES Corp. (Ind. Power & Renewable Elec.)		14,800	141,636
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6,900	81,213
Ameren Corp. (Multi-Utilities)		5,300	229,119
CenterPoint Energy, Inc. (Multi-Utilities)		9,400	172,584
CMS Energy Corp. (Multi-Utilities)		6,100	220,088
Consolidated Edison, Inc. (Multi-Utilities)		6,400	411,328
Dominion Resources, Inc. (Multi-Utilities)		13,100	886,084
DTE Energy Co. (Multi-Utilities)		3,900	312,741
NiSource, Inc. (Multi-Utilities)		7,000	136,570
PG&E Corp. (Multi-Utilities)		10,800	574,452
Public Service Enterprise Group, Inc. (Multi-Utilities)		11,100	429,459
SCANA Corp. (Multi-Utilities)		3,100	187,519
Sempra Energy (Multi-Utilities)		5,200	488,852
TECO Energy, Inc. (Multi-Utilities)		5,200	138,580
WEC Energy Group, Inc. (Multi-Utilities)		6,931	355,630

			11,726,910

Total Common Stocks (Cost $261,563,270)			$392,659,147

Exchange Traded Funds – 4.2%		Shares	Value
SPDR S&P 500 ETF Trust		84,725	$17,274,580

Total Exchange Traded Funds (Cost $16,944,049)			$17,274,580

Total Investments – 99.8% (Cost $278,507,319)	(b)		$409,933,727
Other Assets in Excess of Liabilities – 0.2%			789,914

Net Assets – 100.0%			$410,723,641

Percentages are stated as a percent of net assets.

Abbreviations:

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

54

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in high dividend yielding common stocks, with dividend growth potential.

Performance as of December 31, 2015

Average Annual returns
One year	4.26%
Five years	11.63%
Ten years	5.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Strategic Value Portfolio returned 4.26% versus -1.64% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

During the period, the DJSDI experienced its highest returns from the Consumer Staples (up 18.4%), Health Care (up 7.2%) and Industrials (up 3.9%) sectors. On a relative basis, the Portfolio’s highest contribution came from the strong performance in Consumer Staples. The Portfolio’s notable average weight of 32.4% returned 21.0% versus the average return of 18.4% in the benchmark. Notable performers include Reynolds American, Inc., The Kraft Heinz Co., and Altria Group, Inc., all of which have important weights greater than 4% in the Portfolio. Relative performance was further enhanced by the Portfolio’s 4.5% exposure to Consumer Discretionary, posting a return of 30.4% (versus -0.35% in the benchmark) driven by the sole sector holding of McDonald’s Corp. The Portfolio’s relative outperformance in Telecommunication Services was driven by having no exposure to CenturyLink, Inc. (down 31.8%). The Portfolio benefited further from avoiding Information Technology, which was the worst performer for the year in the benchmark, posting a return of -30.6%.(1)

Areas of relative weakness were Industrials and Health Care. The DJSDI has a notable weight in the Industrials sector, which advanced 3.9% for the year. The Portfolio has no exposure to this cyclical sector due to the lack of reliable dividend growth and yield opportunities. The index’s relative outperformance in Health Care was driven by strong performance from Eli Lilly & Co. and Bristol-Myers Squibb Co. Both names were previous holdings in the Portfolio but were sold due to strong price advances which exceeded their dividend growth trajectories, pushing the dividend yields well below 3%.(1)

From an absolute perspective, positive contributors to sector performance within the Portfolio were Consumer Staples and Consumer Discretionary. Consumer Staples outperformance was driven by Reynolds American, Inc., The Kraft Heinz Co., and Altria Group, Inc. The Kraft Heinz Co. returned 46.6% on news of the merger agreement between Kraft and Heinz. Reynolds American, Inc. and Altria

Group, Inc. posted total returns of 48.8% and 23.1% respectively. Both tobacco investments benefitted from increased convenience store traffic and stronger pricing in the U.S. tobacco industry. Reynolds American, Inc. benefitted further from its merger agreement with Lorillard. The sole investment within Consumer Discretionary, McDonald’s Corp., returned 30.4% due to improved investor confidence, driven by the addition of new premium sandwiches and the implementation of all-day breakfast.(1)

The Portfolio’s five best performing securities were Reynolds American, Inc. (up 48.8%), The Kraft Heinz Co. (up 46.6%), McDonald’s Corp. (up 30.4%), The Williams Cos., Inc. (up 26.0%) and Altria Group, Inc. (up 23.1%).(1)

Conversely, negative performance was noted in the Energy sector, with Portfolio holdings posting a return of -17.8% for the year, as oil prices continued their decline, driven by oversupply concerns and weakness in China. Laggards in the Portfolio included Kinder Morgan, Inc. (down 59.0%), Royal Dutch Shell PLC (down 29.8%), and Chevron Corp. (down 16.2%). The 1.4% exposure to Kinder Morgan, Inc. was ultimately sold due to concerns that a dramatic change in capital market funding prospects created material risk to the dividend. Subsequently, Kinder Morgan, Inc. did cut its dividend distribution.(1)

The Portfolio’s five worst performing securities were Kinder Morgan, Inc. (down 59.0%), Royal Dutch Shell PLC (down 29.8%), Chevron Corp. (down 16.2%), TOTAL SA (down 14.5%) and BCE, Inc. (down 12.8%).(1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends. That said, the holdings of the Portfolio have changed modestly. Notable changes to sector exposures included a 7.2% decrease in Energy, a 2.6% increase in Consumer Staples and a 1.2% increase in Utilities. Energy decreased from 17.7% to 10.5%, a result of eliminating our positions in ConocoPhillips and The Williams Cos., Inc. We exited the position in ConocoPhillips because it did not have a downstream business. We exited The Williams Cos., Inc. after the shares soared based on the news of a potential buyout from Energy Transfer Equity L.P. causing the yield to decline. We also eliminated TOTAL SA in the Portfolio and used the proceeds to start a new position in Exxon Mobil Corp. The recent decline in commodity prices has generated a yield opportunity to tap into a high quality income stream of an AAA-rated, acknowledged industry leader. Exxon Mobil Corp.’s payout ratio/mix of business/balance sheet should allow it to continue to pay and increase its dividend through its current cycle, and emerge with fewer small-scale competitors. This is the first time in 18 years that Exxon Mobil Corp.’s yield has been above 4%.(1)

As Energy was reduced, the Portfolio’s Consumer Staples exposure was increased, driven by adding to existing names such as Philip Morris, Altria Group, Inc., and The Procter & Gamble Co. Exposure to Utilities increased due to increases to an existing position, National Grid PLC. National Grid PLC is a low risk and predominately regulated utility with a current yield of 4.6% and graphic diversity (U.S. and UK) that offers a compelling combination of dividend yield and growth potential of at least retail prices index inflation.(1)

The volatility of 2015 continued through year-end, as investors vacillated between preferences for safer havens, characterized by defensive securities, and preferences for riskier assets in anticipation of an eventual increase to the Federal Reserve Funds Rate. By December, it was evident that positive investor expectations succumbed to ongoing concerns regarding oil prices, weakness in

55	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

China, and tensions in the Middle East. Ultimately, these macro concerns dwarfed the market’s anticipation of the long-awaited rate hike, which ended up being more or less a non-event for dividend-friendly portfolios.

Notwithstanding the heightened volatility in the year, the Portfolio remained tenaciously focused on providing investors with a high dividend yield portfolio complemented by dividend growth.

Looking forward, we expect investor concerns and the resulting market volatility will continue well into 2016. We believe investors will continue to closely watch for ongoing concerns regarding oil prices, weakness in China, tensions in the Middle East and the trajectory for future Federal Reserve Fund Rate increases. Historically, the defensive features of high quality investments have provided less downside risk during periods of high volatility and during periods of slowing growth, which should benefit the strategy. Regardless of market conditions, we believe the Portfolio provides an unwavering, lower risk investment approach that can address a variety of investor needs, both in the short-term and the long-term.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	98.5
Money Market Funds Less Net Liabilities	1.5

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

		% of Net Assets
1.	McDonald’s Corp.	4.9
2.	Reynolds American, Inc.	4.8
3.	Altria Group, Inc.	4.8
4.	National Grid PLC	4.7
5.	Philip Morris International, Inc.	4.7
6.	Kraft Heinz Co. / The	4.5
7.	Verizon Communications, Inc.	4.4
8.	AT&T, Inc.	4.1
9.	GlaxoSmithKline PLC	4.1
10.	Procter & Gamble Co. / The	3.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	34.2
Utilities	17.0
Telecommunication Services	13.4
Energy	10.7
Health Care	9.3
Financials	8.9
Consumer Discretionary	5.0

98.5

56

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 98.5%		Shares	Value
CONSUMER DISCRETIONARY – 5.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		129,645	$15,316,260

CONSUMER STAPLES – 34.2%
Coca-Cola Co. / The (Beverages)		119,450	5,131,572
PepsiCo, Inc. (Beverages)		36,700	3,667,064
General Mills, Inc. (Food Products)		97,100	5,598,786
Kellogg Co. (Food Products)		54,075	3,908,000
Kraft Heinz Co. / The (Food Products)		189,930	13,819,307
Kimberly-Clark Corp. (Household Products)		71,475	9,098,767
Procter & Gamble Co. / The (Household Products)		140,350	11,145,194
Unilever PLC (Personal Products)	(a)	215,600	9,247,604
Altria Group, Inc. (Tobacco)		255,195	14,854,901
Philip Morris International, Inc. (Tobacco)		164,045	14,421,196
Reynolds American, Inc. (Tobacco)		324,340	14,968,291

			105,860,682

ENERGY – 10.7%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,685,300	8,758,025
Chevron Corp. (Oil, Gas & Consumable Fuels)		110,980	9,983,761
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		110,000	8,574,500
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	258,220	5,885,109

			33,201,395

FINANCIALS – 8.9%
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		65,900	4,983,358
HCP, Inc. (Real Estate Investment Trusts)		105,190	4,022,466
National Retail Properties, Inc. (Real Estate Investment Trusts)		83,000	3,324,150
Realty Income Corp. (Real Estate Investment Trusts)		80,800	4,171,704
Ventas, Inc. (Real Estate Investment Trusts)		97,530	5,503,618
Welltower, Inc. (Real Estate Investment Trusts)		81,800	5,564,854

			27,570,150

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 9.3%
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	629,156	$12,706,410
Johnson & Johnson (Pharmaceuticals)		51,860	5,327,059
Merck & Co., Inc. (Pharmaceuticals)		145,800	7,701,156
Sanofi (Pharmaceuticals)	(a)	37,036	3,156,290

			28,890,915

TELECOMMUNICATION SERVICES – 13.4%
AT&T, Inc. (Diversified Telecom. Svs.)		373,223	12,842,603
BCE, Inc. (Diversified Telecom. Svs.)		156,280	6,037,963
Verizon Communications, Inc. (Diversified Telecom. Svs.)		294,101	13,593,348
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		283,393	9,142,258

			41,616,172

UTILITIES – 17.0%
American Electric Power Co., Inc. (Electric Utilities)		74,600	4,346,942
Duke Energy Corp. (Electric Utilities)		139,906	9,987,889
PPL Corp. (Electric Utilities)		251,900	8,597,347
Southern Co. / The (Electric Utilities)		234,860	10,989,099
Dominion Resources, Inc. (Multi-Utilities)		61,225	4,141,259
National Grid PLC (Multi-Utilities)	(a)	1,049,800	14,478,493

			52,541,029

Total Common Stocks (Cost $280,777,460)			$304,996,603

Money Market Funds – 3.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		10,286,000	$10,286,000

Total Money Market Funds (Cost $10,286,000)			$10,286,000

Total Investments – 101.8% (Cost $291,063,460)	(b)		$315,282,603
Liabilities in Excess of Other Assets – (1.8)%			(5,473,837)

Net Assets – 100.0%			$309,808,766

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $54,231,931, or 17.5% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

57

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of December 31, 2015

Average Annual returns
One year	-3.06%
Five years	5.15%
Ten years	6.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the High Income Bond Portfolio returned -3.06% versus -4.43% for its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%”).

The total return for the high yield market for the reporting period was disappointing on both an absolute and a relative basis. For example, the BCHY2%, returned -4.43% for the period, underperforming the Barclay’s U.S. Aggregate Bond Index, a measure of high quality bond performance, which returned 0.55% for the period. The main factor which negatively impacted the high yield market was the weakness in commodity prices, especially energy prices. Three major sectors were especially hard hit by the commodity price decline and drove the BCHY2%’s return into negative territory. Independent energy had a total return of -35.62%, oil field services had a total return of -20.91% and metals had a total return of -23.69%. The BCHY2%, excluding these three sectors, had a total return of -0.04% for the period. Also, late in the period, the Third Avenue Focused Credit Fund (“TFCIX”), an open-end mutual fund focusing on distressed securities had to halt redemptions and go into liquidation mode. While TFCIX’s security holdings were dramatically different than most open-end high yield mutual funds, the fact that it needed to halt redemptions sent a shiver down the back of the market. Liquidity concerns resulted in an uptick in mutual fund liquidations in December, putting considerable selling pressure on the market. The impact of these events can be seen in the spread between high-yield bonds and U.S. Treasury securities with comparable maturities. According to the Credit Suisse High Yield Bond Index, the spread began the reporting period at 564 basis points and ended the reporting period at 747 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BCHY2% included food & beverage, leisure, building materials, consumer products and packaging. Major industry sectors that substantially underperformed the overall BCHY2% included independent energy, metals, oil field services, aerospace/defense and midstream. From a credit quality per-

spective, the higher quality BB-rated sector led the way with a return of -1.00% followed by the B-rated and CCC-rated sectors which returned -4.63% and -12.11%, respectively.

The Portfolio was positively impacted by its underweight to the poor performing independent energy, oil field services and metals industry sectors. The Portfolio was also positively impacted by its overweight to the outperforming packaging, health care, gaming and consumer products sectors. The Portfolio was negatively impacted by its underweight in the strong performing home construction and financial institutions sectors.(1)

The Portfolio was positively impacted relative to the BCHY2% by strong security selection in the independent energy, media entertainment, gaming, retail, aerospace/defense and industrial other industry sectors. The Portfolio was negatively impacted by poor security selection in the cable satellite, midstream and wireless telecommunications industry sectors. Specific Portfolio holdings that substantially outperformed the BCHY2% included Hiland Partners LP/Hiland Partners Finance Corp., Regal Entertainment Group, The ServiceMaster Co. LLC, and Affinity Gaming LLC/Affinity Gaming Finance Corp. Specific Portfolio holdings that substantially underperformed the BCHY2% included SandRidge Energy, Inc., Linn Energy LLC/Linn Energy Finance Corp., Energy XXI Gulf Coast, Inc., Legacy Reserves LP/Legacy Reserves Finance Corp. and Chesapeake Energy Corp.(1)

The commodity sectors will continue to be a source of volatility for the high yield market as 2016 begins. We would expect debt restructurings to continue, if not increase, in the independent energy, oil field service and metals sector. Given the price levels that many of the securities in these sectors exited 2015 with, a significant portion of the negative impact has most likely been absorbed. The good news is that sectors not associated with energy and metals continue to be characterized by relatively good credit fundamentals and attractive credit spreads. If the U.S. economy continues its slow steady pace of growth, we would expect credit spreads to tighten in sectors away from commodities, leading to attractive returns for high yield in 2016. The key risks would be a slowing of U.S. economic growth or a further decline in commodity prices.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

58	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Corporate Bonds (4)	95.1
Money Market Funds and Other Net Assets	4.9

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. HCA, Inc. 5.000%, 03/15/2024	1.1
2. First Data Corp. 5.750%, 01/15/2024	1.0
3. DISH DBS Corp. 5.875%, 07/15/2022	0.8
4. Berry Plastics Corp. 5.500%, 05/15/2022	0.7
5. Energy Transfer Equity LP 5.875%, 01/15/2024	0.7
6. Serta Simmons Holdings LLC 8.125%, 10/01/2020	0.7
7. CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 01/15/2024	0.7
8. MPH Acquisition Holdings LLC 6.625%, 04/01/2022	0.7
9. Sirius XM Radio, Inc. 4.625%, 05/15/2023	0.7
10. Jaguar Holding Co II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	29.1
Health Care	12.8
Information Technology	10.8
Industrials	10.1
Materials	9.5
Energy	9.4
Telecommunication Services	5.0
Consumer Staples	3.2
Financials	2.9
Utilities	2.3

95.1

59

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	December 31, 2015

Corporate Bonds – 95.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 29.1%
Affinia Group, Inc. (Auto Components)		7.750%	05/01/2021	$1,125,000	$1,145,025
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	625,000	654,687
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	414,000
Gates Global LLC / Gates Global Co. (Auto Components)	(b)	6.000%	07/15/2022	900,000	648,000
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	307,500
International Automotive Components Group SL (Acquired 05/26/2011 through 01/03/2012, Cost $550,675)(Auto Components)	(b)(f)	9.125%	06/01/2018	550,000	470,250
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	757,625
Lear Corp. (Auto Components)		4.750%	01/15/2023	625,000	628,125
Lear Corp. (Auto Components)		5.375%	03/15/2024	225,000	231,187
Lear Corp. (Auto Components)		5.250%	01/15/2025	100,000	101,750
MPG Holdco I, Inc. (Auto Components)		7.375%	10/15/2022	625,000	631,250
Omega U.S. Sub, LLC (Auto Components)	(b)	8.750%	07/15/2023	325,000	299,812
UCI International, Inc. (Acquired 06/14/2011 through 09/18/2012, Cost $630,825)(Auto Components)	(f)	8.625%	02/15/2019	625,000	215,625
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	325,000	309,562
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	298,500
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	447,750
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	6.000%	04/01/2022	1,175,000	1,210,250
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	375,000	375,937
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	250,000	251,250
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.125%	01/15/2024	425,000	432,969
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	425,000	436,688
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.250%	03/15/2021	125,000	128,750
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	378,750
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	450,000	320,625
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	375,000	365,625
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	425,000	436,688
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	1,125,000	1,195,312
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)		9.750%	09/01/2021	450,000	448,875
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	650,000	672,750
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		5.875%	11/01/2021	1,075,000	1,042,750
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	225,000	234,563
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		6.375%	08/01/2021	650,000	683,312
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	540,000	558,900
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	1,225,000	1,221,937
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	630,000	648,900
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	475,000	480,937
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	800,000	816,000
RSI Home Products, Inc. (Household Durables)	(b)	6.500%	03/15/2023	675,000	695,250
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,275,000	1,332,375
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		6.000%	08/15/2022	100,000	105,500
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		5.500%	12/01/2024	650,000	680,875
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		5.000%	09/01/2023	550,000	558,250
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Products)		7.875%	05/01/2020	800,000	576,000
Vista Outdoor, Inc. (Leisure Products)	(b)	5.875%	10/01/2023	275,000	281,875
Altice SA (Media)	(b)	7.750%	05/15/2022	975,000	879,938
Altice SA (Media)	(b)	7.625%	02/15/2025	250,000	215,625
Altice U.S. Finance I Corp. (Media)	(b)	5.375%	07/15/2023	375,000	375,937
Altice U.S. Finance II Corp. (Media)	(b)	7.750%	07/15/2025	325,000	299,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	400,000	421,500
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	150,187
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	333,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,310,063
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.375%	05/01/2025	175,000	174,125
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.875%	05/01/2027	150,000	149,250
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	750,000	675,000
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	100,000	90,000
Clear Channel International BV (Media)	(b)	8.750%	12/15/2020	50,000	49,750
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	265,375
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	1,125,000	1,096,875
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	275,000	92,812
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,600,000	1,492,000
Entercom Radio LLC (Media)		10.500%	12/01/2019	500,000	517,500
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	800,000	760,000
Gray Television, Inc. (Media)		7.500%	10/01/2020	700,000	719,250

60	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Igloo Holdings Corp. (Media)	(b)(d)	8.250%, 9.000% PIK	12/15/2017	$875,000	$875,000
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	488,250
Intelsat Jackson Holdings SA (Media)		6.625%	12/15/2022	825,000	525,937
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	431,750
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	325,000	151,125
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	337,500
Lamar Media Corp. (Media)		5.875%	02/01/2022	125,000	131,250
Lamar Media Corp. (Media)		5.000%	05/01/2023	450,000	455,625
Lamar Media Corp. (Media)		5.375%	01/15/2024	275,000	283,250
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	348,250
Nexstar Broadcasting, Inc. (Media)	(b)	6.125%	02/15/2022	475,000	465,500
Nielsen Co. Luxembourg SARL / The (Media)	(b)	5.500%	10/01/2021	175,000	179,375
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	1,250,000	1,234,375
Numericable Group SA (Media)	(b)	6.000%	05/15/2022	575,000	557,750
Numericable Group SA (Media)	(b)	6.250%	05/15/2024	400,000	386,000
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	300,000	306,750
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	300,000	308,250
Radio One, Inc. (Media)	(b)	9.250%	02/15/2020	650,000	513,500
Radio One, Inc. (Media)	(b)	7.375%	04/15/2022	475,000	422,750
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	530,750
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	100,000
Sinclair Television Group, Inc. (Media)	(b)	5.625%	08/01/2024	875,000	850,937
Sinclair Television Group, Inc. (Media)		6.125%	10/01/2022	50,000	51,000
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	1,300,000	1,274,000
Sirius XM Radio, Inc. (Media)	(b)	6.000%	07/15/2024	275,000	287,375
Sirius XM Radio, Inc. (Media)	(b)	5.375%	04/15/2025	150,000	150,937
TEGNA, Inc. (Media)		6.375%	10/15/2023	775,000	817,625
Gannett Co., Inc. (Media)	(b)	4.875%	09/15/2021	75,000	75,187
Gannett Co., Inc. (Media)	(b)	5.500%	09/15/2024	75,000	75,000
Time, Inc. (Media)	(b)	5.750%	04/15/2022	200,000	183,000
Townsquare Media, Inc. (Media)	(b)	6.500%	04/01/2023	500,000	457,500
Tribune Media Co. (Media)	(b)	5.875%	07/15/2022	650,000	650,000
Unitymedia KabelBW GmbH (Media)	(b)	6.125%	01/15/2025	425,000	419,964
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.500%	01/15/2023	475,000	473,813
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.000%	01/15/2025	200,000	191,000
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	475,000	482,125
Virgin Media Finance PLC (Media)	(b)	5.750%	01/15/2025	200,000	192,500
Virgin Media Secured Finance PLC (Media)	(b)	5.250%	01/15/2026	425,000	413,312
Family Tree Escrow, LLC (Multiline Retail)	(b)	5.750%	03/01/2023	250,000	260,625
Argos Merger Sub, Inc. (Specialty Retail)	(b)	7.125%	03/15/2023	1,000,000	991,500
Jo-Ann Stores Holdings, Inc. (Acquired 10/09/2012, Cost $296,292)(Specialty Retail)	(b)(d)(f)	9.750%, 10.500% PIK	10/15/2019	300,000	165,000
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	50,000	40,000
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	770,312
Michaels Stores, Inc. (Specialty Retail)	(b)	5.875%	12/15/2020	800,000	827,000
Neiman Marcus Group LTD, Inc. (Specialty Retail)	(b)(d)	8.750%, 9.500% PIK	10/15/2021	575,000	356,500
Party City Holdings, Inc. (Specialty Retail)	(b)	6.125%	08/15/2023	500,000	485,000
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	525,000	538,781
Petco Holdings, Inc. (Specialty Retail)	(b)(d)	8.500%, 9.250% PIK	10/15/2017	750,000	763,125
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	100,000	101,000
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	275,000	268,812
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	625,000	618,750

					56,464,470

CONSUMER STAPLES – 3.2%
Constellation Brands, Inc. (Beverages)		4.750%	12/01/2025	175,000	178,281
Rite Aid Corp. (Food & Staples Retailing)	(b)	6.125%	04/01/2023	550,000	569,250
U.S. Foods, Inc. (Food & Staples Retailing)		8.500%	06/30/2019	525,000	540,750
Dean Foods Co. (Food Products)	(b)	6.500%	03/15/2023	475,000	494,000
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(b)	6.500%	05/01/2022	1,100,000	1,017,500
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		4.875%	05/01/2021	1,175,000	1,128,000
Post Holdings, Inc. (Food Products)	(b)	7.750%	03/15/2024	225,000	235,687
Post Holdings, Inc. (Food Products)	(b)	8.000%	07/15/2025	550,000	583,000
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	103,000
TreeHouse Foods, Inc. (Food Products)		4.875%	03/15/2022	75,000	71,437
Spectrum Brands, Inc. (Household Products)	(b)	6.125%	12/15/2024	175,000	182,000
Spectrum Brands, Inc. (Household Products)	(b)	5.750%	07/15/2025	400,000	410,000
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	700,000	637,000

					6,149,905

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY – 9.4%
CGG SA (Energy Equip. & Svs.)		6.875%	01/15/2022	$300,000	$123,000
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	200,000	46,000
FTS International, Inc. (Energy Equip. & Svs.)		6.250%	05/01/2022	325,000	91,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	775,000	647,125
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.125%	12/01/2022	200,000	152,000
Antero Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	5.625%	06/01/2023	125,000	97,500
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	550,000	195,250
BreitBurn Energy Partners LP / BreitBurn Finance Corp. (Oil, Gas & Consumable Fuels)		7.875%	04/15/2022	225,000	40,500
California Resources Corp. (Oil, Gas & Consumable Fuels)		5.500%	09/15/2021	150,000	47,250
California Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	11/15/2024	725,000	221,125
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	502,406
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	81,000
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	192,375
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	141,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	03/01/2022	150,000	104,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2023	625,000	435,937
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.750%	02/15/2023	175,000	164,500
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	325,000	315,250
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,725,000	1,405,875
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.500%	12/15/2021	350,000	38,062
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2024	50,000	5,500
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	350,000	223,125
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		7.750%	09/01/2022	100,000	51,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	250,000	125,000
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		7.750%	11/01/2020	350,000	313,250
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	225,000	187,875
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	8.625%	02/01/2020	300,000	207,000
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	250,000	240,000
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	470,250
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	550,000	503,097
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	225,000	195,750
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		7.375%	05/01/2022	100,000	92,000
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	125,000	108,750
Legacy Reserves LP / Legacy Reserves Finance Corp. (Acquired 05/08/2014 through 08/26/2014, Cost $801,602)(Oil, Gas & Consumable Fuels)		6.625%	12/01/2021	700,000	147,000
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	350,000	59,937
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	300,000	43,500
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	09/15/2021	125,000	16,875
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	5.500%	02/15/2023	600,000	525,000
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	07/15/2023	325,000	290,778
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	4.875%	12/01/2024	75,000	67,312
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	850,000	565,250
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	625,000	400,000
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		7.750%	10/15/2022	125,000	120,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	4.875%	05/15/2025	647,000	491,720
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	03/01/2022	150,000	141,396
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	10/01/2022	200,000	177,253
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	157,355
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	194,749
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.250%	05/01/2023	75,000	54,750
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	05/01/2022	500,000	360,000
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)		5.625%	07/15/2022	600,000	426,000
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.625%	11/15/2023	325,000	230,750
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	10/01/2022	75,000	69,000
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	275,000	253,000
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	950,000	874,000
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		6.250%	03/15/2022	300,000	277,500
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	225,000	197,437
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	03/01/2025	375,000	317,344
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	50,000	5,250
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	500,000	55,000
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	200,000	21,750
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	01/01/2023	50,000	36,750
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	325,000	211,250
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	150,000	99,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	700,000	518,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	350,000	283,500
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.250%	11/15/2023	175,000	134,750
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	422,875

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	10/15/2019	$50,000	$48,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	547,000	522,385
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	308,750
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	10/15/2022	75,000	71,062
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	775,000	271,250
Western Refining Logistics LP / WNRL Finance Corp. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	400,000	382,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	700,000	504,000
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	225,000	212,906

					18,331,636

FINANCIALS – 2.9%
CIT Group, Inc. (Banks)		5.000%	08/01/2023	475,000	482,125
CIT Group, Inc. (Banks)		5.375%	05/15/2020	225,000	235,687
Ally Financial, Inc. (Consumer Finance)		3.250%	11/05/2018	500,000	490,625
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	125,000	124,375
Ally Financial, Inc. (Consumer Finance)		4.125%	02/13/2022	475,000	470,250
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	250,000	251,250
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	400,000	395,000
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	325,000	329,062
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.250%	11/15/2024	150,000	152,250
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.750%	08/15/2025	325,000	333,125
Hockey Merger Sub 2, Inc. (Insurance)	(b)	7.875%	10/01/2021	925,000	832,500
RHP Hotel Properties LP / RHP Finance Corp. (Real Estate Investment Trusts)		5.000%	04/15/2023	100,000	100,000
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(b)(d)	8.125%, 8.875% PIK	07/15/2019	600,000	561,000
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(b)	5.750%	05/01/2025	900,000	857,250

					5,614,499

HEALTH CARE – 12.8%
Grifols Worldwide Operations Ltd. (Biotechnology)		5.250%	04/01/2022	675,000	678,375
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(b)	6.625%	05/15/2022	1,775,000	1,215,875
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(b)	5.750%	09/01/2023	125,000	127,500
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(b)	6.500%	05/15/2023	775,000	740,125
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	273,625
Air Medical Merger Sub Corp. (Health Care Providers & Svs.)	(b)	6.375%	05/15/2023	625,000	556,250
Amsurg Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	675,000	668,250
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	298,500
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,175,000	1,114,781
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	450,000
Envision Healthcare Corp. (Health Care Providers & Svs.)	(b)	5.125%	07/01/2022	875,000	857,500
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	281,875
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,175,000	2,169,562
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,185,000
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	450,000	453,375
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	225,000	225,844
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	400,000	368,000
Jaguar Holding Co II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(b)	6.375%	08/01/2023	1,300,000	1,267,500
LifePoint Hospitals, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	750,000	763,125
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.875%	12/01/2023	75,000	76,125
MEDNAX, Inc. (Health Care Providers & Svs.)	(b)	5.250%	12/01/2023	125,000	125,625
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	6.625%	04/01/2022	1,300,000	1,303,250
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(b)	6.000%	04/01/2023	600,000	585,000
Team Health, Inc. (Health Care Providers & Svs.)	(b)	7.250%	12/15/2023	300,000	310,500
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	341,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	850,000	820,250
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	900,000	897,750
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	300,000	278,250
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	400,000	417,000
Emdeon, Inc. (Health Care Technology)	(b)	6.000%	02/15/2021	225,000	209,250
Truven Health Analytics, Inc. (Health Care Technology)		10.625%	06/01/2020	600,000	603,000
Quintiles Transnational Corp. (Life Sciences Tools & Svs.)	(b)	4.875%	05/15/2023	250,000	251,250
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	02/01/2025	625,000	615,625
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	07/15/2023	475,000	472,625
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	475,000	420,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	4.875%	04/15/2020	100,000	96,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	5.500%	04/15/2025	200,000	184,000
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	5.625%	10/15/2023	200,000	190,000
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.375%	12/15/2021	850,000	816,000
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	825,000	822,937
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.500%	03/01/2023	175,000	154,000

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.375%	03/15/2020	$50,000	$47,000
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.875%	05/15/2023	650,000	580,125
VRX Escrow Corp. (Pharmaceuticals)	(b)	6.125%	04/15/2025	675,000	602,437

					24,914,936

INDUSTRIALS – 10.1%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	550,000	396,000
TransDigm, Inc. (Aerospace & Defense)	(b)	6.500%	05/15/2025	50,000	48,437
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	266,062
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	310,500
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	537,625
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	475,000	472,387
Allegion PLC (Building Products)		5.875%	09/15/2023	125,000	127,500
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	329,062
Building Materials Corp. of America (Building Products)	(b)	6.000%	10/15/2025	225,000	229,500
Hillman Group, Inc. / The (Building Products)	(b)	6.375%	07/15/2022	625,000	518,750
Masonite International Corp. (Building Products)	(b)	5.625%	03/15/2023	150,000	154,875
NCI Building Systems, Inc. (Building Products)	(b)	8.250%	01/15/2023	450,000	472,500
USG Corp. (Building Products)	(b)	5.875%	11/01/2021	175,000	182,000
USG Corp. (Building Products)	(b)	5.500%	03/01/2025	50,000	50,750
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	775,000	685,875
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	600,000	516,000
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	650,000	559,000
Multi-Color Corp. (Commercial Svs. & Supplies)	(b)	6.125%	12/01/2022	650,000	643,500
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	775,000	804,063
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,200,000	1,206,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	105,500
United Rentals North America, Inc. (Commercial Svs. & Supplies)		6.125%	06/15/2023	100,000	102,250
United Rentals North America, Inc. (Commercial Svs. & Supplies)		4.625%	07/15/2023	225,000	224,438
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.750%	11/15/2024	100,000	99,000
United Rentals North America, Inc. (Commercial Svs. & Supplies)		5.500%	07/15/2025	875,000	848,750
EnerSys (Electrical Equip.)	(b)	5.000%	04/30/2023	225,000	223,875
Sensata Technologies BV (Electrical Equip.)	(b)	5.625%	11/01/2024	225,000	230,063
Sensata Technologies BV (Electrical Equip.)	(b)	5.000%	10/01/2025	300,000	293,250
Sensata Technologies UK Financing Co. PLC (Electrical Equip.)	(b)	6.250%	02/15/2026	225,000	234,000
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	1,100,000	1,105,500
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	800,000	612,000
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	350,000	326,375
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	376,875
Schaeffler Finance BV (Machinery)	(b)	4.250%	05/15/2021	250,000	248,125
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2023	200,000	196,000
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.750%, 7.500% PIK	11/15/2022	400,000	430,000
IHS, Inc. (Professional Svs.)		5.000%	11/01/2022	175,000	177,188
Anna Merger Sub., Inc. (Professional Svs.)	(b)	7.750%	10/01/2022	1,325,000	1,169,312
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	625,000	638,438
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	388,125
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	07/01/2022	150,000	151,688
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	10/30/2020	200,000	204,750
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	625,000	632,813
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.750%	12/15/2023	50,000	50,375
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)	(b)	6.375%	10/01/2023	175,000	178,281
HD Supply, Inc. (Trading Companies & Distributors)		7.500%	07/15/2020	100,000	104,000
HD Supply, Inc. (Trading Companies & Distributors)	(b)	5.250%	12/15/2021	225,000	229,500
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	1,075,000	1,144,875
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	408,000

					19,643,732

INFORMATION TECHNOLOGY – 10.8%
CommScope Holding Co., Inc. (Communications Equip.)	(b)(d)	6.625%, 7.375% PIK	06/01/2020	400,000	404,500
CommScope, Inc. (Communications Equip.)	(b)	5.500%	06/15/2024	525,000	498,750
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	312,000
Anixter, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	03/01/2023	325,000	326,625
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	725,000	697,813
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.250%	07/15/2024	375,000	345,000
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	575,000	554,875
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)		7.250%	10/15/2022	650,000	679,250
Blackboard, Inc. (Internet Software & Svs.)	(b)	7.750%	11/15/2019	400,000	346,000
Match Group, Inc. (Internet Software & Svs.)	(b)	6.750%	12/15/2022	1,100,000	1,089,000

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	$300,000	$290,475
VeriSign, Inc. (Internet Software & Svs.)		5.250%	04/01/2025	125,000	125,625
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	450,000	468,000
First Data Corp. (IT Svs.)	(b)	8.750%	01/15/2022	750,000	783,638
First Data Corp. (IT Svs.)	(b)	5.375%	08/15/2023	550,000	552,750
First Data Corp. (IT Svs.)	(b)	7.000%	12/01/2023	175,000	175,000
First Data Corp. (IT Svs.)	(b)	5.750%	01/15/2024	2,000,000	1,970,000
Sabre GLBL, Inc. (IT Svs.)	(b)	5.375%	04/15/2023	450,000	447,750
Sabre GLBL, Inc. (IT Svs.)	(b)	5.250%	11/15/2023	75,000	74,156
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	250,000	170,000
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.000%	07/01/2024	550,000	357,500
Entegris, Inc. (Semiconductors & Equip.)	(b)	6.000%	04/01/2022	925,000	936,563
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	08/01/2023	400,000	359,000
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	01/15/2024	175,000	154,000
Qorvo, Inc. (Semiconductors & Equip.)	(b)	7.000%	12/01/2025	500,000	515,000
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	525,000	528,938
Audatex North America, Inc. (Software)	(b)	6.125%	11/01/2023	500,000	503,125
Blue Coat Holdings, Inc. (Software)	(b)	8.375%	06/01/2023	675,000	678,375
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	600,000	399,000
Boxer Parent Co., Inc. (Software)	(b)(d)	9.000%, 9.750% PIK	10/15/2019	775,000	480,500
Ensemble S Merger Sub, Inc. (Software)	(b)	9.000%	09/30/2023	675,000	652,219
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(b)(d)	7.125%, 7.875% PIK	05/01/2021	1,725,000	1,246,313
Infor U.S., Inc. (Software)	(b)	6.500%	05/15/2022	775,000	654,875
Infor U.S., Inc. (Software)	(b)	5.750%	08/15/2020	75,000	75,563
Italics Merger Sub, Inc. (Software)	(b)	7.125%	07/15/2023	750,000	678,750
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	900,000	901,188
SS&C Technologies Holdings, Inc. (Software)	(b)	5.875%	07/15/2023	400,000	413,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	452,438
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	436,500
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	221,625

					20,955,679

MATERIALS – 9.5%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	600,000	583,500
Celanese U.S. Holdings LLC (Chemicals)		4.625%	11/15/2022	325,000	320,125
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(b)	8.500%	11/01/2022	325,000	276,250
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	425,000	332,563
Hexion, Inc. (Chemicals)		8.875%	02/01/2018	800,000	564,000
Huntsman International LLC (Chemicals)	(b)	5.125%	11/15/2022	325,000	292,500
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	250,000	228,125
Platform Specialty Products Corp. (Chemicals)	(b)	6.500%	02/01/2022	900,000	778,500
Platform Specialty Products Corp. (Chemicals)	(b)	10.375%	05/01/2021	100,000	99,750
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	400,000	421,750
W.R. Grace & Co. (Chemicals)	(b)	5.125%	10/01/2021	150,000	151,500
W.R. Grace & Co. (Chemicals)	(b)	5.625%	10/01/2024	200,000	202,000
Ardagh Packaging Finance PLC (Containers & Packaging)	(b)	9.125%	10/15/2020	675,000	695,250
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.750%	01/31/2021	200,000	192,000
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	435,625
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	48,529	47,680
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)(e)	QL + 300	12/15/2019	200,000	195,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.000%	06/30/2021	200,000	186,500
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	325,000	332,313
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	834,531
Berry Plastics Corp. (Containers & Packaging)		5.125%	07/15/2023	250,000	243,125
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,425,000	1,419,656
Berry Plastics Corp. (Containers & Packaging)	(b)	6.000%	10/15/2022	75,000	76,313
BWAY Holding Co. (Containers & Packaging)	(b)	9.125%	08/15/2021	1,150,000	1,075,250
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	725,000	708,688
Graphic Packaging International, Inc. (Containers & Packaging)		4.875%	11/15/2022	350,000	354,375
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.875%	08/15/2023	225,000	228,375
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.375%	08/15/2025	250,000	256,875
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.000%	01/15/2022	100,000	97,750
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	325,000	317,688
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	209,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,025,000	1,042,620
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	650,000	625,625
Sealed Air Corp. (Containers & Packaging)	(b)	4.875%	12/01/2022	300,000	300,750

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Sealed Air Corp. (Containers & Packaging)	(b)	5.250%	04/01/2023	$100,000	$102,000
Sealed Air Corp. (Containers & Packaging)	(b)	5.125%	12/01/2024	350,000	350,000
Sealed Air Corp. (Containers & Packaging)	(b)	5.500%	09/15/2025	400,000	408,000
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(b)	6.375%	05/01/2022	1,450,000	1,232,500
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	375,000	272,813
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	185,000
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	114,063
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	319,375
Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp. (Acquired 04/11/2014 through 04/15/2014, Cost $323,903)(Metals & Mining)	(b)(d)(f)	9.750%, 10.500% PIK	06/15/2019	325,000	161,688
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	750,000	705,000
Clearwater Paper Corp. (Paper & Forest Products)	(b)	5.375%	02/01/2025	500,000	483,750

					18,460,491

TELECOMMUNICATION SERVICES – 5.0%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		5.750%	12/01/2022	475,000	485,688
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	5.375%	01/15/2024	100,000	100,500
Level 3 Financing, Inc. (Diversified Telecom. Svs.)	(b)	5.375%	05/01/2025	775,000	771,125
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	10.125%	01/15/2023	300,000	312,750
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	6.625%	10/15/2025	300,000	312,000
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	10.875%	10/15/2025	750,000	785,625
Altice Financing SA (Wireless Telecom. Svs.)	(b)	6.625%	02/15/2023	100,000	98,750
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,075,000	886,875
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	1,225,000	857,500
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	350,875
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	627,813
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	675,000	506,925
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	275,000	200,063
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	725,000	328,063
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	909,554
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	205,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	78,188
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	151,875
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	459,000
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	637,500
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	227,250
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	328,084

					9,621,503

UTILITIES – 2.3%
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	382,500
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	421,250
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.750%	06/15/2023	200,000	163,000
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	357,120
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	825,000	664,125
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	1,275,000	1,125,188
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	6.000%	01/15/2022	175,000	180,633
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	925,000	777,185
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(b)	5.875%	02/01/2023	375,000	310,313
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(b)	6.125%	06/15/2025	150,000	120,750
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $11,942)(Multi-Utilities)	(b)(f)	6.125%	03/25/2019	12,934	12,934

					4,514,998

Total Corporate Bonds (Cost $204,246,391)					$184,671,849

Common Stocks – 0.0%				Shares	Value
ENERGY – 0.0%
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $48,614)(Oil, Gas & Consumable Fuels)	(a)(c)(f)			6,236	$8,419

Total Common Stocks (Cost $48,614)					$8,419

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	December 31, 2015

Money Market Funds – 1.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,293,000	$2,293,000

Total Money Market Funds (Cost $2,293,000)			$2,293,000

Total Investments – 96.3% (Cost $206,588,005)	(g)		$186,973,268
Other Assets in Excess of Liabilities – 3.7%			7,247,745

Net Assets – 100.0%			$194,221,013

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

QL: Quarterly U.S. LIBOR Rate, 0.613% on 12/31/2015

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $95,782,430, or 49.3% of the Portfolio’s net assets. Unless also noted with (f), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at December 31, 2015. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $8,419 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).

(e)	Security is a variable rate instrument in which the coupon rate is adjusted quarterly in concert with U.S. LIBOR.

(f)	Represents a security deemed to be illiquid. At December 31, 2015, the value of illiquid securities in the Portfolio totaled $1,033,916, or 0.5% of the Portfolio’s net assets.

(g)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

67

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio)

Objective/Strategy

The ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio) seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of December 31, 2015

Average Annual returns
One year	-2.46%
Five years	7.64%
Ten years	8.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the ClearBridge Small Cap Portfolio returned -2.46% versus -4.41% for the current benchmark, the Russell 2000 Index, and -1.38% for the former benchmark, the Russell 2000 Growth Index.

For the period from January 1, 2015 to September 24, 2015 the Portfolio was known as the Capital Growth Portfolio, was sub-advised by Eagle Asset Management, Inc. (“Eagle”), and utilized the Russell 2000 Growth Index as its benchmark. During this period, the Portfolio returned -1.44% versus -0.90% for the Russell 2000 Growth Index. Also, during that period, the Russell 2000 Growth Index (down 0.9 percent) fared substantially better than the Russell 2000 Value Index (down 8.5 percent), primarily driven by strong performance within Health Care (up 10.8 percent), as the biotech industry performed well as a whole. Energy (down 21.3 percent) was the clear laggard for the year, as oil prices reached lows last seen more than a decade ago.

The Portfolio’s Industrials and Materials holdings contributed most notably to relative returns during this period, both faring substantially better than the holdings of the respective sectors of the benchmark. However, relative gains were offset by weak performance within the Portfolio’s Consumer Discretionary and Financials holdings that weighed on relative returns.

The Portfolio’s best performing stocks for this period were Anacor Pharmaceuticals, Inc., JetBlue Airways Corp., Thoratec Corp., Imperva, Inc. and Receptos, Inc. Anacor Pharmaceuticals, Inc.’s shares jumped as the firm reported positive phase-3 results for a potential eczema-treatment compound. JetBlue Airways Corp.’s plans to increase revenues and margins by adding checked-luggage fees and more seats to each plane, as well as a first-class section dubbed Mint, all have been largely well received by the investor community. Thoratec Corp. agreed to be acquired by St. Jude Medical during the period at a sizable premium. Imperva, Inc.’s shares appreciated as investors gained confidence in a new management team as well as its much stronger product, in our view, compared to competitor IBM. Celgene announced that it is buying Receptos, Inc. at a substantial premium toward the end of the period.

The Portfolio’s worst performing stocks for this period were Genesco, Inc., FXCM, Universal Electronics, Inc., Vitamin Shoppe, Inc. and Spectranetics. Genesco, Inc. is a retailer of headwear, footwear and clothing accessories. Shares were off as its Lids segment reflected elevated promotional activity. Solid performance from its Journeys footwear division wasn’t enough to offset the drag from Lids. FXCM is an online provider of foreign-exchange trading and related services primarily focused on the retail investing community. The unexpected move by the Swiss National Bank to remove its currency peg to the euro caught many investors, including many FXCM clients who were holding positions that suffered as a result of the move, by surprise. Those losses significantly impaired FXCM’s balance sheet, resulting in the need to raise additional capital to meet regulatory capital requirements. Universal Electronics, Inc., largely a producer of universal remotes as well as related software, encountered substantial “destocking” on the part of its largest customer. Comcast, that customer, was scheduled to begin a voice-activated-remote initiative toward the end of 2015. We would expect Universal Electronics, Inc. to benefit from the renewed order growth as the next-generation product sales ramp up. Vitamin Shoppe, Inc.’s shares were down modestly after the firm reported lighter-than-expected same store sales growth and slightly tempered full-year guidance early on in the period. Spectranetics’ results came in just shy of revenue expectations; further, concerns of reimbursement cuts for some of Spectranetics’ devices also arose during the period.

For the period from September 25, 2015 to December 31, 2015, the Portfolio was sub-advised by ClearBridge, LLC (“ClearBridge”). The investment strategy utilized by ClearBridge is less growth focused and includes more value discipline than the strategy utilized by Eagle. The holdings of the Portfolio after the sub-adviser transition should be more of a mix of stocks with both growth and value characteristics and, therefore, more comparable to the new benchmark, the Russell 2000 Index, than the former benchmark, the Russell 2000 Growth Index. During this period, the Portfolio returned -1.04% versus its new benchmark, the Russell 2000 Index, which returned 0.31%. The Portfolio’s underperformance during that period was driven by security selection in Financial Services and Health Care, partially offset by positive stock selection in Consumer Discretionary and Energy.

CSG Systems International, Inc., WebMD Health Corp., Quotient Ltd., Woodward, Inc. and Semtech Corp. were the largest contributors to performance, while the biggest detractors included Exact Sciences Corp., PRA Group, Inc., Dynegy, Inc., OneMain Holdings, Inc. and Allegiant Travel Co. (1)

Major averages recovered from third quarter losses to post strong gains in the final quarter of the year. The market advanced each week in October in spite of mixed economic reports and uninspiring earnings results. After a flattish November, the market closed the year relinquishing some of October’s gains in December as the Federal Reserve’s rate decision, continued weakness in crude oil prices, and high-yield debt concerns dominated the headlines.

U.S. GDP for the third quarter was initially reported at a 1.5% annualized rate, but was later revised to 2.0%, still well short of the second quarter’s growth rate. Consumption growth was healthy, while the muted GDP figure was attributed to a broad reduction in business inventories. Elsewhere, the IMF released its World Economic Outlook, cutting its 2015 global growth forecast once again from 3.3% to 3.1%.

68	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio) (Continued)

U.S. employers added only 145K jobs in September, but very strong October and November jobs reports indicated that employers added another half million jobs during the two months, well ahead of the Street’s consensus estimates and pushing the unemployment rate down to 5.0%. Federal Reserve Chair Janet Yellen commented that the U.S. is nearly at full employment, with only 100,000 new jobs per month needed to accommodate new entrants to the workforce.

Roughly 70% of S&P 500 constituents topped the Street’s bottom-line expectations for the third quarter. However, earnings season was uninspiring, as Street estimates had been tempered and, more importantly, nearly half the companies missed top-line expectations.

The minutes from the Federal Reserve’s November meeting revealed sentiment among officials that “it may well become appropriate to initiate the normalization process at the next meeting.” However, officials also emphasized that “beginning the normalization process relatively soon would make it more likely that the policy trajectory after liftoff could be shallow.” Indeed, after months of speculation, the Fed finally raised target rates in December for the first time in seven years. The initial rate increase appeared to be priced into the market as the S&P 500 Index gained 1.5% on the day of the announcement and the 10-Year U.S. Treasury yield oscillated between 2.20% and 2.30% for most of the month.

OPEC concluded its most recent meeting without agreeing on a production ceiling for the first time in history. The oil industry has typically relied on OPEC to control supply as a support to prices, but it appears several member countries are sticking to their recent strategy of drilling as much as possible to preserve market share. Crude oil prices subsequently slid further and approached $35 per barrel, roughly 30% below the August high. Perhaps related to the commodity price weakness, a mutual fund that invests in lower-quality, high-yield bonds ceased offering investors daily liquidity and the yield on the KDP High Yield Daily Index, a proxy for junk bonds, surged above 7.5% for the first time since 2011.

Exact Sciences Corp.’s stock opened the fourth quarter of 2015 with a drastic drop after the company received an unfavorable independent rating that will not require private insurance companies to cover Exact Sciences Corp.’s primary product, Cologuard, a colorectal cancer screening test. Though the product is approved for Medicare coverage, greater uncertainty surrounding the company’s private business prospects jeopardized our investment case for the company, and thus we exited the position.(1)

PRA Group, Inc. detracted from performance as concerns for the growth potential and profitability for the receivables industry weighed on the stock. While stricter regulation remains an overhang for the company, embedded expectations indicate the market expects a drastic decline in profitability that we find unwarranted. PRA Group, Inc. has delivered stable results that counter such expectations, and any sign of big banks re-initiating the sale of receivables should provide meaningful upside for the stock.(1)

Dynegy, Inc. was a top detractor during the period, as pricing in the U.S. power industry remains challenged. Depressed commodity prices, industry reports pointing to lower demand, fewer plant retirements, and regulatory concerns drove the stock lower throughout the second half of the year. We continue to own the position, however, as embedded expectations for free cash flow are far too pessimistic, and currently assign no value to Dynegy, Inc.’s coal business.(1)

CSG Systems International, Inc. was a top contributor, as the company reported a strong quarter highlighted by substantial margin expansion. Comcast, a long-time client of the billing solutions provider, recently awarded CSG Systems International, Inc. with a contract covering the entirety of its customers. Through the first nine months of the year, 1.6 million of the remaining Comcast accounts had migrated to CSG Systems International, Inc., which is only one-third of accounts moving to CSG Systems International, Inc. under the new contract. The market is rewarding the stock, as the operating leverage from scaling the company’s processing business is boosting profitability, and we believe margin expansion will continue.(1)

WebMD Health Corp. reported solid earnings for the third quarter, and management boosted investor confidence by reiterating its guidance for a strong fourth quarter. We see this as evidence WebMD Health Corp.’s base business is healthy despite concerns from the shift to mobile users, and see upside in the company’s adjacent operating units as well as new business opportunities in an increasingly consumer-directed healthcare environment.(1)

Quotient Ltd. contributed to performance as shares recovered their third quarter losses. Management reported narrower-than-expected losses and provided commentary that clarified the product development timeline for its MosaiQ platform, an automation platform for blood grouping and serological disease screening. The status update for MosaiQ gives us confidence that the company will deliver on its plans for a commercial launch in Europe in the second half of 2016 and in the U.S. early in 2017.(1)

When we consider our outlook for the Portfolio, we focus on the number of investment opportunities that we find attractive. The criteria we use remain the same: risk of capital impairment, diversity, and potential upside are the keys. Based on those measures, our outlook is positive, especially because the diversity of undervalued investment candidates we are finding has increased considerably relative to the first half of 2015. There are certainly a lot of macro cross-currents that have dominated the headlines: Chinese economy, Federal Reserve interest rate hikes, commodity prices, etc. Our goal is not to forecast macro factors or to have the Portfolio exposed/dependent on a certain path. Instead, we observe what is discounted and compare it to our probabilistic assessment of future value for each investment candidate. For some time, we have observed the continued flow of capital into certain areas of the market such as real estate, and the public funding of early stage companies (in health care and technology). The lack of robust economic growth resulted in a market that placed extremely high valuations on the relatively few companies that continued to power through the economic malaise. That trend has begun to reverse, which should result in more investment opportunities for the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

69	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio) (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

Effective September 25, 2015, the Portfolio’s benchmark was changed from Russell 2000 Growth Index to Russell 2000 Index. The change in the benchmark was made because the strategy used by ClearBridge, LLC has more value discipline, and results in the selection of less growth-oriented stocks, than the strategy utilized by the prior sub-adviser.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	96.7
Money Market Funds and Other Net Assets	3.3

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. OneMain Holdings, Inc.	2.6
2. CSG Systems International, Inc.	2.3
3. Service Corp. International	2.2
4. TreeHouse Foods, Inc.	2.1
5. Quotient Ltd.	2.1
6. Gentex Corp.	1.9
7. First Interstate BancSystem, Inc. Class A	1.9
8. MarketAxess Holdings, Inc.	1.9
9. Portland General Electric Co.	1.8
10. WebMD Health Corp.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Financials	24.6
Information Technology	19.0
Consumer Discretionary	16.0
Industrials	14.0
Health Care	10.4
Utilities	3.8
Energy	3.5
Materials	3.3
Consumer Staples	2.1

96.7

70

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio)

Schedule of Investments	December 31, 2015

Common Stocks – 96.7%		Shares	Value
CONSUMER DISCRETIONARY – 16.0%
Gentex Corp. (Auto Components)		113,220	$1,812,652
Pool Corp. (Distributors)		9,353	755,535
2U, Inc. (Diversified Consumer Svs.)	(a)	40,290	1,127,314
Service Corp. International (Diversified Consumer Svs.)		77,850	2,025,657
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	39,440	1,236,050
Fogo De Chao, Inc. (Hotels, Restaurants & Leisure)	(a)	44,180	669,769
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	47,320	739,612
Potbelly Corp. (Hotels, Restaurants & Leisure)	(a)	94,650	1,108,351
Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure)	(a)	14,990	925,483
Taylor Morrison Home Corp. Class A (Household Durables)	(a)	53,840	861,440
Carmike Cinemas, Inc. (Media)	(a)	29,690	681,089
Monro Muffler Brake, Inc. (Specialty Retail)		23,660	1,566,765
Murphy U.S.A., Inc. (Specialty Retail)	(a)	25,240	1,533,078

			15,042,795

CONSUMER STAPLES – 2.1%
TreeHouse Foods, Inc. (Food Products)	(a)	25,240	1,980,330

ENERGY – 3.5%
Frank’s International NV (Energy Equip. & Svs.)		78,870	1,316,340
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)		54,860	1,027,528
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	8,680	580,692
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	92,390	398,201

			3,322,761

FINANCIALS – 24.6%
First Interstate BancSystem, Inc. Class A (Banks)		61,670	1,792,747
Hancock Holding Co. (Banks)		41,490	1,044,303
LegacyTexas Financial Group, Inc. (Banks)		37,260	932,245
Talmer Bancorp, Inc. Class A (Banks)		86,760	1,571,224
Main Street Capital Corp. (Capital Markets)		49,132	1,428,762
PennantPark Investment Corp. (Capital Markets)		97,977	605,496
Triangle Capital Corp. (Capital Markets)		46,989	897,952
OneMain Holdings, Inc. (Consumer Finance)	(a)	58,440	2,427,598
PRA Group, Inc. (Consumer Finance)	(a)	25,237	875,472
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		15,770	1,759,774
Assured Guaranty Ltd. (Insurance)		47,320	1,250,668
ProAssurance Corp. (Insurance)		32,400	1,572,372
American Homes 4 Rent (Real Estate Investment Trusts)		85,180	1,419,099
Lexington Realty Trust (Real Estate Investment Trusts)		92,440	739,520
Potlatch Corp. (Real Estate Investment Trusts)		35,490	1,073,218
Rouse Properties, Inc. (Real Estate Investment Trusts)		77,040	1,121,702
Summit Hotel Properties, Inc. (Real Estate Investment Trusts)		90,230	1,078,248
Washington Federal, Inc. (Thrifts & Mortgage Finance)		62,740	1,495,094

			23,085,494

HEALTH CARE – 10.4%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	271,230	512,625
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	8,520	923,738
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	83,610	827,739
Haemonetics Corp. (Health Care Equip. & Supplies)	(a)	20,030	645,767
LivaNova PLC (Health Care Equip. & Supplies)	(a)	26,030	1,545,401
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	123,000	1,968,000
Brookdale Senior Living, Inc. (Health Care Providers & Svs.)	(a)	32,810	605,673
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(a)	35,197	1,401,193

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Press Ganey Holdings, Inc. (Health Care Technology)	(a)	41,220	$1,300,491

			9,730,627

INDUSTRIALS – 14.0%
HEICO Corp. (Aerospace & Defense)		25,240	1,372,046
Allegiant Travel Co. (Airlines)		5,520	926,422
Continental Building Products, Inc. (Building Products)	(a)	58,200	1,016,172
Copart, Inc. (Commercial Svs. & Supplies)	(a)	41,800	1,588,818
CIRCOR International, Inc. (Machinery)		17,350	731,302
Woodward, Inc. (Machinery)		29,105	1,445,354
Matson, Inc. (Marine)		19,720	840,664
ICF International, Inc. (Professional Svs.)	(a)	31,360	1,115,162
Landstar System, Inc. (Road & Rail)		22,561	1,323,203
Marten Transport Ltd. (Road & Rail)		40,500	716,850
GATX Corp. (Trading Companies & Distributors)		25,130	1,069,281
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a)	47,320	1,035,835

			13,181,109

INFORMATION TECHNOLOGY – 19.0%
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	13,940	1,300,044
Knowles Corp. (Electronic Equip., Instr. & Comp.)	(a)	56,000	746,480
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		43,380	1,380,785
Criteo SA – ADR (Internet Software & Svs.)	(a)	22,260	881,496
DHI Group, Inc. (Internet Software & Svs.)	(a)	115,160	1,056,017
Q2 Holdings, Inc. (Internet Software & Svs.)	(a)	55,210	1,455,888
WebMD Health Corp. (Internet Software & Svs.)	(a)	33,250	1,605,975
CSG Systems International, Inc. (IT Svs.)		59,080	2,125,698
EVERTEC, Inc. (IT Svs.)		90,700	1,518,318
Applied Micro Circuits Corp. (Semiconductors & Equip.)	(a)	146,820	935,243
Power Integrations, Inc. (Semiconductors & Equip.)		18,930	920,566
Semtech Corp. (Semiconductors & Equip.)	(a)	50,400	953,568
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	33,820	695,339
AVG Technologies NV (Software)	(a)	61,520	1,233,476
Manhattan Associates, Inc. (Software)	(a)	16,198	1,071,822

			17,880,715

MATERIALS – 3.3%
Balchem Corp. (Chemicals)		25,240	1,534,592
Steel Dynamics, Inc. (Metals & Mining)		86,790	1,550,937

			3,085,529

UTILITIES – 3.8%
PNM Resources, Inc. (Electric Utilities)		40,700	1,244,199
Portland General Electric Co. (Electric Utilities)		45,270	1,646,470
Dynegy, Inc. (Ind. Power & Renewable Elec.)	(a)	53,040	710,736

			3,601,405

Total Common Stocks (Cost $90,164,126)			$90,910,765

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,518,000	$2,518,000

Total Money Market Funds (Cost $2,518,000)			$2,518,000

Total Investments – 99.4% (Cost $92,682,126)	(b)		$93,428,765
Other Assets in Excess of Liabilities – 0.6%			574,702

Net Assets – 100.0%			$94,003,467

71	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (formerly the Capital Growth Portfolio) (Continued)

Schedule of Investments	December 31, 2015

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

72

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of December 31, 2015

Average Annual Returns
One year	9.14%
Five years	16.48%
Ten years	11.18%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Nasdaq-100® Index Portfolio returned 9.14% versus 9.75% for its benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index for the year was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in Powershares QQQ Trust Series 1, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The largest contributors to the index return for 2015 were Amazon.com, Inc., Alphabet, Inc. Class C, Alphabet, Inc. Class A, Microsoft Corp. and Facebook, Inc. The largest detractors from the index return for 2015 were QUALCOMM, Inc., Apple, Inc., Micron Technology, Inc., Yahoo!, Inc. and Twenty-First Century Fox Class A.

2015 had a few major developments that affected the equity market. One of the bigger moments of 2015 was the Federal Reserve’s decision to begin raising the Federal Funds rate off of the 0.00 to 0.25 range that had been in place since January 28, 2008. Another theme in 2015 was the continued poor performance of commodities. Oil prices continued to fall throughout the year, putting pressure on oil stocks such as Chevron Corp. and Exxon Corp. The slowing of the Chinese economy, and continued sluggish economic “growth” in the rest of the world also put pressure on stocks.

Going into 2016, the U.S. economy seems to be on solid ground, as the Federal Reserve has normalized monetary policy. Themes from 2015 will still be relevant in 2016. Chinese gross domestic product growth, oil and commodity prices, the strong U.S. dollar versus the rest of the world currencies, and the lack of any meaningful inflation (wage or otherwise) will be watched closely in 2016.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

73	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	96.1
Exchange Traded Funds
Less Net Liabilities	3.9

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	10.7
2. Microsoft Corp.	8.1
3. Amazon.com, Inc	5.8
4. Alphabet, Inc. Class C	4.8
5. Facebook, Inc. Class A	4.3
6. Alphabet, Inc. Class A	4.1
7. PowerShares QQQ Trust Series 1	4.1
8. Intel Corp.	3.0
9. Gilead Sciences, Inc.	2.7
10. Cisco Systems, Inc.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	53.0
Consumer Discretionary	19.8
Health Care	14.2
Consumer Staples	6.6
Industrials	1.4
Telecommunication Services	1.1

96.1

74

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 96.1%		Shares	Value
CONSUMER DISCRETIONARY – 19.8%
Tesla Motors, Inc. (Automobiles)	(a)	3,300	$792,033
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,475	434,084
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	5,775	338,415
Starbucks Corp. (Hotels, Restaurants & Leisure)		37,425	2,246,623
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	11,825	7,992,399
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)	7,875	364,849
Expedia, Inc. (Internet & Catalog Retail)		2,950	366,685
JD.com, Inc. – ADR (Internet & Catalog Retail)	(a)	21,975	709,023
Liberty Interactive Corp. QVC Group Class A (Internet & Catalog Retail)	(a)	11,775	321,693
Liberty Ventures (Internet & Catalog Retail)	(a)	3,388	152,833
Netflix, Inc. (Internet & Catalog Retail)	(a)	10,775	1,232,444
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,265	1,612,812
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	3,300	281,325
Mattel, Inc. (Leisure Products)		8,550	232,303
Charter Communications, Inc. Class A (Media)	(a)	2,825	517,257
Comcast Corp. Class A (Media)		61,547	3,473,097
Discovery Communications, Inc. Class A (Media)	(a)	3,775	100,717
Discovery Communications, Inc. Class C (Media)	(a)	6,925	174,648
DISH Network Corp. Class A (Media)	(a)	5,675	324,496
Liberty Global PLC Class A (Media)	(a)	6,375	270,045
Liberty Global PLC Class C (Media)	(a)	14,875	606,454
Liberty Media Corp. Class A (Media)	(a)	2,575	101,069
Liberty Media Corp. Class C (Media)	(a)	5,600	213,248
Sirius XM Holdings, Inc. (Media)	(a)	131,375	534,696
Twenty-First Century Fox, Inc. Class A (Media)		29,500	801,220
Twenty-First Century Fox, Inc. Class B (Media)		20,125	548,004
Viacom, Inc. Class B (Media)		8,750	360,150
Dollar Tree, Inc. (Multiline Retail)	(a)	5,925	457,528
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,200	202,650
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,475	627,214
Ross Stores, Inc. (Specialty Retail)		10,275	552,898
Tractor Supply Co. (Specialty Retail)		3,375	288,562
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	1,600	296,000

			27,527,474

CONSUMER STAPLES – 6.6%
Monster Beverage Corp. (Beverages)	(a)	5,100	759,696
Costco Wholesale Corp. (Food & Staples Retailing)		11,035	1,782,152
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		26,375	2,245,963
Whole Foods Market, Inc. (Food & Staples Retailing)		8,600	288,100
Kraft Heinz Co. / The (Food Products)		30,575	2,224,637
Mondelez International, Inc. Class A (Food Products)		40,050	1,795,842

			9,096,390

HEALTH CARE – 14.2%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	5,675	1,082,506
Amgen, Inc. (Biotechnology)		19,022	3,087,841
Biogen, Inc. (Biotechnology)	(a)	5,625	1,723,219
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	4,075	426,897
Celgene Corp. (Biotechnology)	(a)	19,800	2,371,248
Gilead Sciences, Inc. (Biotechnology)		36,325	3,675,727
Incyte Corp. (Biotechnology)	(a)	4,700	509,715
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,575	1,397,890
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	6,200	780,146
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	950	518,852
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	17,050	1,490,340
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,100	332,199
Cerner Corp. (Health Care Technology)	(a)	8,625	518,966
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,700	710,196

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Endo International PLC (Pharmaceuticals)	(a)	5,700	$348,954
Mylan NV (Pharmaceuticals)	(a)	12,400	670,468

			19,645,164

INDUSTRIALS – 1.4%
American Airlines Group, Inc. (Airlines)		15,875	672,306
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,150	259,290
PACCAR, Inc. (Machinery)		8,914	422,524
Verisk Analytics, Inc. (Professional Svs.)	(a)	4,275	328,662
Fastenal Co. (Trading Companies & Distributors)		7,300	297,986

			1,980,768

INFORMATION TECHNOLOGY – 53.0%
Cisco Systems, Inc. (Communications Equip.)		127,925	3,473,803
QUALCOMM, Inc. (Communications Equip.)		37,895	1,894,182
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,475	235,519
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	7,350	5,718,373
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	8,698	6,600,738
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,975	1,318,554
eBay, Inc. (Internet Software & Svs.)	(a)	30,260	831,545
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	57,225	5,989,168
Yahoo!, Inc. (Internet Software & Svs.)	(a)	23,810	791,921
Automatic Data Processing, Inc. (IT Svs.)		11,625	984,870
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	15,325	919,806
Fiserv, Inc. (IT Svs.)	(a)	5,749	525,804
Paychex, Inc. (IT Svs.)		9,095	481,035
PayPal Holdings, Inc. (IT Svs.)	(a)	30,800	1,114,960
Analog Devices, Inc. (Semiconductors & Equip.)		7,875	435,645
Applied Materials, Inc. (Semiconductors & Equip.)		30,250	564,768
Avago Technologies Ltd. (Semiconductors & Equip.)		6,950	1,008,792
Intel Corp. (Semiconductors & Equip.)		118,945	4,097,655
KLA-Tencor Corp. (Semiconductors & Equip.)		3,925	272,199
Lam Research Corp. (Semiconductors & Equip.)		4,000	317,680
Linear Technology Corp. (Semiconductors & Equip.)		6,030	256,094
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,175	272,650
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	27,375	387,630
NVIDIA Corp. (Semiconductors & Equip.)		13,562	447,004
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	6,350	534,988
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,825	370,705
Texas Instruments, Inc. (Semiconductors & Equip.)		25,575	1,401,766
Xilinx, Inc. (Semiconductors & Equip.)		6,480	304,366
Activision Blizzard, Inc. (Software)		18,425	713,232
Adobe Systems, Inc. (Software)	(a)	12,580	1,181,765
Autodesk, Inc. (Software)	(a)	5,700	347,301
CA, Inc. (Software)		11,050	315,588
Check Point Software Technologies Ltd. (Software)	(a)	4,570	371,907
Citrix Systems, Inc. (Software)	(a)	3,875	293,144
Electronic Arts, Inc. (Software)	(a)	7,825	537,734
Intuit, Inc. (Software)		6,655	642,208
Microsoft Corp. (Software)		201,325	11,169,511
Symantec Corp. (Software)		17,023	357,483
Apple, Inc. (Tech. Hardware, Storage & Periph.)		140,510	14,790,083
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,435	197,251
SanDisk Corp. (Tech. Hardware, Storage & Periph.)		5,050	383,750
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		7,525	275,867
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		5,850	351,293

			73,480,337

75	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	3,175	$333,597
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	20,575	804,894
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		10,004	322,729

			1,461,220

Total Common Stocks (Cost $78,794,895)			$133,191,353

Exchange Traded Funds – 4.1%		Shares	Value
PowerShares QQQ Trust Series 1		50,675	$ 5,668,506

Total Exchange Traded Funds (Cost $5,592,491)			$ 5,668,506

Total Investments – 100.2% (Cost $84,387,386)	(b)		$138,859,859
Liabilities in Excess of Other Assets – (0.2)%			(292,954)

Net Assets – 100.0%			$138,566,905

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

76

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2015

Average Annual returns
One year	4.08%
Five years	11.96%
Ten years	7.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Bristol Portfolio returned 4.08% versus 1.38% for its benchmark, the S&P 500 Index.

The Portfolio’s relative out-performance resulted primarily from strong stock selection in Health Care, which contributed 510 basis points to relative performance. This contribution was somewhat offset by weaker stock selection in Consumer Discretionary. Overall, sector allocations also contributed 182 basis points to relative performance, led by an underweight exposure to Energy.(1)

The Portfolio’s best performers for the full year were Amazon.com, Inc., Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Receptos, Inc., and Humana, Inc. The Portfolio’s worst performers were PVH Corp., Anadarko Petroleum Corp., Devon Energy Corp., Huntsman Corp. and HP, Inc. The top contributors to performance were Amazon.com, Inc., Clovis Oncology, Inc., Pharmacyclics, Inc., Intercept Pharmaceuticals, Inc., and Valeant Pharmaceuticals International, Inc. The top detractors from performance were PVH Corp., Devon Energy Corp., Anadarko Petroleum Corp., HP, Inc., and Time Warner, Inc.(1)

The top contributor to the Portfolio’s performance for the reporting period was Amazon.com, Inc., which generated 140 basis points due to strong earnings reports and strong sales growth. Other top contributors to performance were mainly stocks in the Health Care sector. Clovis Oncology, Inc. contributed 124 basis points thanks to optimism around its lung cancer therapies. Pharmacyclics, Inc. was acquired by Abbvie, and contributed 115 basis points due to positive data on its cancer drug. Intercept Pharmaceuticals, Inc. added 105 basis points with positive data on its drug for NASH liver disease. Valeant Pharmaceuticals International, Inc. contributed 91 basis points due to increased earnings guidance for the year.(1)

Detractors from performance during the reporting period included PVH Corp., which detracted 124 basis points due to weak earnings reports and weakness in retail. Energy stocks such as Anadarko Petroleum Corp. and Devon Energy Corp. detracted 148 basis points as oil prices continued to plummet. HP, Inc. detracted 67 basis points due to weak earnings reports caused by slowing PC sales.

Time Warner, Inc. also saw sharp drops, due to concerns about cord cutting, weak ratings and an overall weak advertising environment, and detracted 53 basis points.(1)

The year was volatile, as continued debate regarding the impact of the imminent rate increase played out. Weak consumer spending despite low oil prices weighed on the market, as did the terrorist attacks in Paris. The economy continued to slowly improve, as China continued to move forward and employment in the U.S. remained solid. We continue to believe that the Federal Reserve will be measured in its increases (only if the economic data is strong) and, therefore, maintain a positive bias towards the market as the Central Banks of all the major economies continue to be supportive of growth. Our continued focus on companies with strong competitive positions and ability to gain market share will hopefully continue to benefit performance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

77	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	99.6
Money Market Funds and Other Net Assets	0.4

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	3.2
2. Apple, Inc.	3.0
3. Allergan PLC	2.6
4. Intel Corp.	2.6
5. Amazon.com, Inc	2.5
6. Thermo Fisher Scientific, Inc.	2.5
7. Mylan NV	2.5
8. NXP Semiconductors NV	2.5
9. Facebook, Inc. Class A	2.4
10. Citigroup, Inc.	2.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.4
Health Care	21.2
Financials	16.7
Consumer Discretionary	11.4
Industrials	9.9
Energy	3.9
Consumer Staples	3.1

99.6

78

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 99.6%		Shares	Value
CONSUMER DISCRETIONARY – 11.4%
Delphi Automotive PLC (Auto Components)		52,049	$4,462,161
Newell Rubbermaid, Inc. (Household Durables)		100,584	4,433,743
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,187	5,533,511
CBS Corp. Class B (Media)		66,613	3,139,471
Time Warner, Inc. (Media)		62,251	4,025,772
PVH Corp. (Textiles, Apparel & Luxury Goods)		45,141	3,324,635

			24,919,293

CONSUMER STAPLES – 3.1%
Molson Coors Brewing Co. Class B (Beverages)		22,169	2,082,112
Mondelez International, Inc. Class A (Food Products)		50,377	2,258,905
Procter & Gamble Co. / The (Household Products)		31,316	2,486,803

			6,827,820

ENERGY – 3.9%
Schlumberger Ltd. (Energy Equip. & Svs.)		31,592	2,203,542
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		42,881	2,083,159
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		29,825	2,111,312
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	64,830	2,110,865

			8,508,878

FINANCIALS – 16.7%
Bank of America Corp. (Banks)		132,597	2,231,607
Citigroup, Inc. (Banks)		103,061	5,333,407
JPMorgan Chase & Co. (Banks)		72,565	4,791,467
KeyCorp (Banks)		331,812	4,376,600
Regions Financial Corp. (Banks)		430,598	4,133,741
Capital One Financial Corp. (Consumer Finance)		57,415	4,144,215
Discover Financial Services (Consumer Finance)		85,330	4,575,394
Hartford Financial Services Group, Inc. / The (Insurance)		60,167	2,614,858
Prudential Financial, Inc. (Insurance)		54,504	4,437,171

			36,638,460

HEALTH CARE – 21.2%
Celgene Corp. (Biotechnology)	(a)	32,100	3,844,296
Medtronic PLC (Health Care Equip. & Supplies)		48,114	3,700,929
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		24,635	2,527,305
Aetna, Inc. (Health Care Providers & Svs.)		17,549	1,897,398
Cigna Corp. (Health Care Providers & Svs.)		29,615	4,333,563
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	65,390	4,422,326
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		38,996	5,531,583
Allergan PLC (Pharmaceuticals)	(a)	18,135	5,667,187
Mylan NV (Pharmaceuticals)	(a)	102,002	5,515,248

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Pfizer, Inc. (Pharmaceuticals)		132,349	$4,272,226
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	44,502	4,523,628

			46,235,689

INDUSTRIALS – 9.9%
Hexcel Corp. (Aerospace & Defense)		68,017	3,159,390
Honeywell International, Inc. (Aerospace & Defense)		18,350	1,900,509
Raytheon Co. (Aerospace & Defense)		34,790	4,332,399
FedEx Corp. (Air Freight & Logistics)		28,666	4,270,947
Stanley Black & Decker, Inc. (Machinery)		30,460	3,250,996
Xylem, Inc. (Machinery)		130,524	4,764,126

			21,678,367

INFORMATION TECHNOLOGY – 33.4%
Cisco Systems, Inc. (Communications Equip.)		151,658	4,118,273
Harris Corp. (Communications Equip.)		51,219	4,450,931
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	62,723	5,097,498
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,360	2,614,114
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,125	4,648,140
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	51,033	5,341,114
MasterCard, Inc. Class A (IT Svs.)		40,371	3,930,520
Avago Technologies Ltd. (Semiconductors & Equip.)		34,954	5,073,573
Intel Corp. (Semiconductors & Equip.)		162,252	5,589,581
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	63,741	5,370,179
Adobe Systems, Inc. (Software)	(a)	46,497	4,367,928
Microsoft Corp. (Software)		126,887	7,039,691
Oracle Corp. (Software)		97,849	3,574,424
Apple, Inc. (Tech. Hardware, Storage & Periph.)		63,291	6,662,011
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		334,270	5,080,904

			72,958,881

Total Common Stocks (Cost $210,029,224)			$217,767,388

Money Market Funds – 0.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		758,000	$758,000

Total Money Market Funds (Cost $758,000)			$758,000

Total Investments – 99.9% (Cost $210,787,224)	(b)		$218,525,388
Other Assets in Excess of Liabilities – 0.1%			157,329

Net Assets – 100.0%			$218,682,717

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

79

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2015

Average Annual returns
One year	-4.25%
Five years	7.63%
Ten years	6.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Bryton Growth Portfolio returned -4.25% versus -1.38% for its benchmark, the Russell 2000 Growth Index.

The Portfolio’s relative underperformance resulted primarily from weaker stock selection in Health Care and Information Technology. Those negative results were somewhat offset by positive stock selection in Financials and Industrials. Overall, sector allocation impacts were positive, but not significant to relative performance for the period.(1)

The Portfolio’s best performers for the reporting period were Ligand Pharmaceuticals, Inc., Intercept Pharmaceuticals, Inc., Bluebird Bio, Inc., Flamel Technologies SA, and Rally Software. The Portfolio’s worst performers were Arbutus Biopharma Corp., Power Solutions International, Inc., Ovascience, Inc., GasLog Ltd. and Alliqua BioMedical, Inc. The top contributors to performance were Ligand Pharmaceuticals, Inc., Clovis Oncology, Inc., Rally Software, PGT, Inc. and Flamel Technologies SA. The top detractors from performance were Arbutus Biopharma Corp., Alliqua BioMedical, Inc., Performance Sports Group Ltd., Alimera Sciences, Inc. and Power Solutions International, Inc.(1)

The top contributor to the Portfolio’s performance for the reporting period was Ligand Pharmaceuticals, Inc., which generated 126 basis points. The stock steadily climbed after its partner Amgen reported interim data for a potentially blockbuster Myeloma drug, followed by another major partnership with Novartis, with the belief that the company has a rich drug pipeline ahead of it. Clovis Oncology, Inc. contributed 98 basis points thanks to optimism around its lung cancer therapies. Rally Software was a software company attempting to turn itself around, with its management beginning to reinvigorate growth before eventually selling itself to CA, Inc., generating 86 basis points to the Portfolio. PGT, Inc. benefited from improving demand for its storm windows and doors, combined with operational leverage as it integrated its acquisition of CGI Windows and Doors, and the stock contributed 76 basis points. Flamel Technologies SA added 75 basis points, as it continued to prove out its drug pipeline and benefitted from FDA decisions that limited competition and improved its market share.(1)

Detractors from performance during the reporting period included Arbutus Biopharma Corp., which detracted 167 basis points. The stock had climbed due to interest in its Ebola drug, but as concerns of a global pandemic faded, the stock gave up its gains. Alliqua BioMedical, Inc. moved lower as investors grew concerned about the pace of growth in its wound care products, especially given FDA rulings that were more onerous than expected, and detracted 133 basis points. Performance Sports Group Ltd. struggled with adverse currency trends through the year, detracting 117 basis points. Alimera Sciences, Inc. saw issues with physician reimbursement, which negatively impacted its sales growth. This impacted the Portfolio negatively by 110 points. Power Solutions International, Inc. detracted 107 basis points as its end-demand, exposed to slumping energy, commodities and emerging markets, struggled despite an otherwise strong product portfolio.(1)

The Portfolio should be well-positioned for 2016. While the Federal Reserve may continue to increase interest rates through 2016, we are taking a wait and see approach to the Financials sector as we are unsure of the rate or size of the increases. The Portfolio is also taking a more balanced approach on emerging market demand, which we believe may also result in energy and commodity price volatility. That said, we think broader concerns about the global economy are overdone and feel confident in the Portfolio’s overweights in Health Care and Information Technology. We think that these sectors should benefit from strong product pipelines, growing market demand, and the potential for merger & acquisition activity.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

80	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	98.2
Money Market Funds Less Net Liabilities	1.8

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Cepheid	1.9
2. Radware Ltd.	1.9
3. PolyOne Corp.	1.8
4. Teligent, Inc.	1.8
5. Prestige Brands Holdings, Inc.	1.8
6. PowerSecure International, Inc.	1.8
7. ClubCorp Holdings, Inc.	1.8
8. Carrols Restaurant Group, Inc.	1.8
9. Cvent, Inc.	1.8
10. Astronics Corp.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	35.0
Health Care	28.6
Consumer Discretionary	15.8
Industrials	10.5
Financials	3.7
Materials	1.8
Consumer Staples	1.7
Energy	1.1

98.2

81

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 98.2%		Shares	Value
CONSUMER DISCRETIONARY – 15.8%
Gentherm, Inc. (Auto Components)	(a)	55,380	$2,625,012
Motorcar Parts of America, Inc. (Auto Components)	(a)	68,731	2,323,795
Carrols Restaurant Group, Inc. (Hotels, Restaurants & Leisure)	(a)	247,952	2,910,956
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		159,858	2,920,606
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		33,942	2,603,691
1-800-Flowers.com, Inc. Class A (Internet & Catalog Retail)	(a)	305,187	2,221,761
Callaway Golf Co. (Leisure Products)		274,859	2,589,172
Performance Sports Group Ltd. (Leisure Products)	(a)	284,824	2,742,855
Burlington Stores, Inc. (Multiline Retail)	(a)	58,418	2,506,132
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	47,631	2,108,148

			25,552,128

CONSUMER STAPLES – 1.7%
J&J Snack Foods Corp. (Food Products)		23,654	2,759,712

ENERGY – 1.1%
GasLog Ltd. (Oil, Gas & Consumable Fuels)		58,500	485,550
Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels)	(a)	69,947	1,290,522

			1,776,072

FINANCIALS – 3.7%
Bank of the Ozarks, Inc. (Banks)		53,621	2,652,095
Eagle Bancorp, Inc. (Banks)	(a)	37,787	1,907,110
Renasant Corp. (Banks)		41,238	1,419,000

			5,978,205

HEALTH CARE – 28.6%
Anacor Pharmaceuticals, Inc. (Biotechnology)	(a)	13,532	1,528,710
Arbutus Biopharma Corp. (Biotechnology)	(a)	361,897	1,610,442
Celldex Therapeutics, Inc. (Biotechnology)	(a)	167,215	2,621,931
Cepheid (Biotechnology)	(a)	82,955	3,030,346
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	21,558	2,337,318
MacroGenics, Inc. (Biotechnology)	(a)	91,634	2,837,905
Sangamo BioSciences, Inc. (Biotechnology)	(a)	268,404	2,450,529
TESARO, Inc. (Biotechnology)	(a)	45,308	2,370,515
Alliqua BioMedical, Inc. (Health Care Equip. & Supplies)	(a)	870,996	1,863,931
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	111,002	2,787,260
Wright Medical Group NV (Health Care Equip. & Supplies)	(a)	113,639	2,747,791
Zeltiq Aesthetics, Inc. (Health Care Equip. & Supplies)	(a)	70,045	1,998,384
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	53,010	2,326,609
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	44,546	2,097,671
BioDelivery Sciences International, Inc. (Pharmaceuticals)	(a)	366,594	1,755,985
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	30,505	1,640,864
Phibro Animal Health Corp. Class A (Pharmaceuticals)		95,226	2,869,159
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	57,236	2,946,509
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	47,958	1,638,245
Teligent, Inc. (Pharmaceuticals)	(a)	334,791	2,979,640

			46,439,744

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 10.5%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	155,469	$2,434,645
Astronics Corp. (Aerospace & Defense)	(a)	70,601	2,874,167
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	60,378	1,645,301
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		79,687	2,778,686
Power Solutions International, Inc. (Electrical Equip.)	(a)	92,541	1,688,873
PowerSecure International, Inc. (Electrical Equip.)	(a)	194,574	2,928,339
Mueller Water Products, Inc. Class A (Machinery)		302,342	2,600,141

			16,950,152

INFORMATION TECHNOLOGY – 35.0%
Infinera Corp. (Communications Equip.)	(a)	132,452	2,400,030
Radware Ltd. (Communications Equip.)	(a)	196,420	3,013,083
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	75,278	1,793,122
Perceptron, Inc. (Electronic Equip., Instr. & Comp.)	(a)	274,101	2,135,247
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	68,641	2,370,174
Cvent, Inc. (Internet Software & Svs.)	(a)	83,304	2,908,143
Demandware, Inc. (Internet Software & Svs.)	(a)	48,427	2,613,605
Textura Corp. (Internet Software & Svs.)	(a)	107,956	2,329,690
Euronet Worldwide, Inc. (IT Svs.)	(a)	31,317	2,268,290
Applied Micro Circuits Corp. (Semiconductors & Equip.)	(a)	355,539	2,264,783
Cavium, Inc. (Semiconductors & Equip.)	(a)	41,474	2,725,257
Inphi Corp. (Semiconductors & Equip.)	(a)	86,176	2,328,476
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	64,211	1,691,960
Microsemi Corp. (Semiconductors & Equip.)	(a)	86,973	2,834,450
Power Integrations, Inc. (Semiconductors & Equip.)		51,046	2,482,367
CommVault Systems, Inc. (Software)	(a)	68,646	2,701,220
Guidewire Software, Inc. (Software)	(a)	40,650	2,445,504
Imperva, Inc. (Software)	(a)	37,407	2,368,237
Qlik Technologies, Inc. (Software)	(a)	84,611	2,678,784
Telenav, Inc. (Software)	(a)	397,972	2,264,461
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	59,735	2,792,014
Immersion Corp. (Tech. Hardware, Storage & Periph.)	(a)	245,888	2,867,054
Quantum Corp. (Tech. Hardware, Storage & Periph.)	(a)	2,756,544	2,563,586

			56,839,537

MATERIALS – 1.8%
PolyOne Corp. (Chemicals)		94,107	2,988,838

Total Common Stocks (Cost $173,228,348)			$159,284,388

Money Market Funds – 2.4%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		3,894,000	$3,894,000

Total Money Market Funds (Cost $3,894,000)			$3,894,000

Total Investments – 100.6% (Cost $177,122,348)	(b)		$163,178,388
Liabilities in Excess of Other Assets – (0.6)%			(1,009,793)

Net Assets – 100.0%			$162,168,595

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

82

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

Performance as of December 31, 2015

Average Annual returns
One year	1.47%
Five years	7.52%
Ten years	6.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Balanced Portfolio returned 1.47% versus 0.99% for its benchmark, which is comprised of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

Calendar year 2015 was an interesting year, as both equity and fixed income returns were relatively muted. However, that is not to say there was a lack of market action during the time period. In fact, 2015 saw several significant events that included a virtual repricing of nearly all types of commodity assets and times of significant market volatility in both equity and fixed income securities.

Entering 2015, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value. While our return expectations were relatively flat for the overall market, our system identified opportunities in specific sectors and industries. In an attempt to take advantage of those opportunities, the Portfolio was slightly overweight in equities relative to the blended benchmark, with a specific focus on the Consumer Discretionary, Financials, and Information Technology sectors. Additionally, given the lower overall market value readings, the Portfolio bought out-of-the-money S&P 500 put options and wrote out-of-the-money S&P 500 call options in an attempt to reduce the effects of market based volatility on the Portfolio. Relative to the fixed income portion of the benchmark, the fixed income portion of the Portfolio began the year with an overweight position in the corporate debt segment of the market. Because value was tough to find due to tight corporate bond spreads, the Portfolio had a specific focus on rating crossover bonds and high yield yield-to-call paper. Overall, this strategy proved advantageous during the first month of the year as the equity market fell by about 2.87%, due in large part to a combination of macro-economic concerns and a U.S. gross domestic product (“GDP”) slowdown.

The decline in equities had many investors fleeing to the safety of U.S. Treasuries as yields on the U.S. 10-year Treasury fell from 2.17% on January 1, 2015 to 1.64% by January 31, 2015. While the

underlying holdings in the Portfolio were generally in line with the benchmark during this sell-off, the Portfolio’s hedging profile helped it outperform the blended benchmark during this move. This bout of equity volatility provided some attractive entry points within certain sectors, according to our system, and we began to increase the Portfolio’s equity exposure throughout the remainder of the first quarter. In addition, we loosened the hedge on the equity portion of the Portfolio to put it in position to participate in the anticipated upside move. Increasing the equity exposure and loosening the hedge turned out to be a positive contribution to returns, as the equity market reversed course and rallied through the end of the first quarter. Further, positive selection effect in both the equity and fixed income portion of the Portfolio contributed to returns during this move.

The second quarter of 2015 was relatively uneventful from a price movement standpoint, although volatility returned to the marketplace near the end of June as concerns over Greece reemerged. Over the course of the second quarter, our methodology indicated decreasing value and fewer attractive opportunities in the equity market, leading us to reduce our equity exposure and increase our fixed income exposure in both corporate bonds and U.S. Treasuries. Additionally, the hedge was slowly increased throughout the second quarter, as stretched valuations made us wary of increased market volatility ahead. Again, positive selection effect in both the equity and fixed income portions of the Portfolio outperformed the benchmark for the second quarter of 2015.

The third quarter of 2015 brought about the largest equity downturn during the year, as concerns regarding emerging market growth and continued declines in commodity prices resulted in a rather aggressive sell-off during the last half of the quarter. Fortunately, due to low equity valuations, based on our methodology, the Portfolio began the quarter with a more defensive allocation at approximately 56% equities / 44% fixed income. Additionally, the Portfolio’s hedge profile was increased in an attempt to mitigate the effects of market volatility on the Portfolio. Specifically, deep out-of-the money puts were purchased in an attempt to protect the Portfolio should a strong sell-off take place. Both moves were advantageous as the Portfolio only captured 52% of the downside move in August 2015.

The last quarter of the year turned out to be a virtual mirror image of what took place during the third quarter, as equities produced their strongest returns of 2015. From a portfolio construction standpoint, we began to increase equity exposure to a more neutral balanced portfolio stance (60% equities / 40% fixed income) throughout the month of September as the August sell-off created attractive buying opportunities. The August volatility created additional buying opportunities in some closed-end fund arbitrage plays that we had been focusing on. While our increased allocation to these segments of the market was generally beneficial, the Portfolio underperformed the blended benchmark during the quarter in large part due to the emergence of new leadership in the market. This end of year rally was driven by the most beaten-down segments of the Energy and Materials sectors, which we still saw as too risky for purchase. While we underperformed during this final move of 2015, over the course of the entire calendar year, the Portfolio had both higher returns and reduced volatility relative to both the broad equity index and blended benchmark.

Focusing on the equity portion of the Portfolio, the largest sector contributor to performance over the course of 2015 was the Information Technology sector. While the Portfolio was underweight the sector as a whole due to stretched valuations, we saw industry-specific opportunities that performed extremely well, producing

83	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

positive benchmark-relative selection effect. Other sectors that contributed positively to Portfolio performance included the Consumer Discretionary, Consumer Staples, Utilities, and Telecommunication Services sectors. Positions in both the Industrials and Financials sectors detracted from Portfolio performance, as the combination of an overweight position and underperforming stock selections resulted in negative relative total effect.(1)

With regard to individual stock performance within the Portfolio, the five best benchmark-relative contributors were Alphabet, Inc., Facebook, Inc., Signature Bank, Advance Auto Parts, Inc., and Chipotle Mexican Grill. The five equities that had the most negative benchmark-relative contribution were Union Pacific Corp., Encore Capital Group, Inc., Eagle Materials, Inc., HCA Holdings, Inc., and Discover Financial Services.(1)

In the fixed income portion of the Portfolio, 2015 proved to be a challenging year in both the rate and credit markets. While the Portfolio maintained a heavy corporate bond focus, it was largely able to avoid the downturn in both investment grade and high yield corporate bonds through a combination of bottom-up bond selections and avoiding segments of the market we felt were either too risky or too tight from a credit spread standpoint. Selections in the Health Care, Insurance, and Financials segments of the market provided the highest relative total effect and resulted in strong relative selection effect compared to the broad fixed income benchmark. During the year, the Portfolio also focused on preferred issues and closed-end fund arbitrage opportunities. Both areas proved to be beneficial for the Portfolio over the course of the year. The Portfolio’s positions in the closed-end fund space provided both positive returns for our investors and a less risky place to allocate money relative to the volatility seen in the corporate bond segment of the market. These positions resulted in strong performance relative to the benchmark over the course of the year.(1)

Our equity valuations concluded 2015 with an overall average V/P (“Value/Price”) ratio of 1.05, giving us confidence there is room for the market to rise in the coming year. Currently, our system indicates attractive opportunities within the Financials, Utilities, and Materials sectors. The Portfolio continues to maintain a more normal balanced allocation stance with approximately 60% allocated to equities and 40% to fixed income (which includes preferred stocks & closed-end funds). The equity hedge has recently been reduced, targeting an equity beta at the upper end of our historical range. We will continue to adjust the positioning based on our value readings. In the fixed income portion of the Portfolio, we continue to be very selective in our individual bond holdings, as recent spread widening has reintroduced risk into a bond market that had been relatively quiet over the last few years. The recent volatility seen in the high yield segment of the market is presenting us with opportunities in the Energy sector, although we continue to remain cautious with our individual bond selections. Additionally, we continue to see opportunity in unique structured bonds like yield-to-call extension plays, preferred securities with attractive upside profiles, and closed-end funds. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets

Common Stocks (4)	55.3
Corporate Bonds (4)	18.7
Preferred Stocks (4)	3.1
Trust Preferred Securities (4)	4.2
Master Limited Partnerships (4)	0.2
Asset-Backed / Mortgage-Backed Securities (4)	2.4
U.S. Treasury Obligations	4.6
Closed-End Mutual Funds	6.3
Exchange Traded Funds	2.8
Purchased Options	0.2
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets

1. U.S. Treasury Note 1.000%, 09/15/2017	2.3
2. AllianceBernstein Income Fund, Inc.	1.6
3. Discover Financial Services	1.5
4. CBRE Group, Inc.	1.4
5. iShares Currency Hedged MSCI Eurozone ETF	1.4
6. iShares Europe ETF	1.4
7. CVS Health Corp. 4.750%, 12/01/2022	1.3
8. Union Pacific Corp.	1.2
9. Kraft Heinz Foods Co. 4.875%, 02/15/2025	1.2
10. Ashland, Inc.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Stocks, Trust Preferred Securities, Master Limited Partnerships, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	25.8
Health Care	11.3
Information Technology	11.0
Consumer Discretionary	9.0
Industrials	8.4
Consumer Staples	5.0
Utilities	5.0
Materials	3.2
Energy	2.9
Telecommunication Services	2.3

83.9

85

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 55.3%		Shares	Value
CONSUMER DISCRETIONARY – 7.3%
BorgWarner, Inc. (Auto Components)		112,146	$4,848,071
Delphi Automotive PLC (Auto Components)		58,524	5,017,262
Gentherm, Inc. (Auto Components)	(a)	50,000	2,370,000
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		60,000	6,072,600
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		90,000	6,538,500
Jarden Corp. (Household Durables)	(a)	87,197	4,980,693
Mohawk Industries, Inc. (Household Durables)	(a)	22,500	4,261,275
Whirlpool Corp. (Household Durables)		10,000	1,468,700
CBS Corp. Class B (Media)		149,704	7,055,549
Comcast Corp. Class A (Media)	(d)	34,044	1,921,103
Advance Auto Parts, Inc. (Specialty Retail)		20,000	3,010,200
Home Depot, Inc. / The (Specialty Retail)	(d)	40,000	5,290,000
Lowe’s Cos., Inc. (Specialty Retail)		85,000	6,463,400
Signet Jewelers Ltd. (Specialty Retail)		30,000	3,710,700

			63,008,053

CONSUMER STAPLES – 1.4%
CVS Health Corp. (Food & Staples Retailing)	(d)	80,000	7,821,600
Tyson Foods, Inc. Class A (Food Products)		75,000	3,999,750

			11,821,350

ENERGY – 1.0%
Schlumberger Ltd. (Energy Equip. & Svs.)		45,000	3,138,750
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		40,000	2,073,600
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		155,000	3,710,700

			8,923,050

FINANCIALS – 13.7%
Bank of America Corp. (Banks)		540,000	9,088,200
Fifth Third Bancorp (Banks)		150,000	3,015,000
JPMorgan Chase & Co. (Banks)		70,000	4,622,100
Signature Bank (Banks)	(a)(d)	63,270	9,703,720
SVB Financial Group (Banks)	(a)	55,000	6,539,500
U.S. Bancorp (Banks)		50,000	2,133,500
Wells Fargo & Co. (Banks)	(d)	79,000	4,294,440
Invesco Ltd. (Capital Markets)		252,900	8,467,092
Janus Capital Group, Inc. (Capital Markets)		250,000	3,522,500
Ally Financial, Inc. (Consumer Finance)	(a)	300,000	5,592,000
Discover Financial Services (Consumer Finance)		237,080	12,712,229
Encore Capital Group, Inc. (Consumer Finance)	(a)(d)	235,370	6,844,560
American International Group, Inc. (Insurance)		70,000	4,337,900
Arthur J. Gallagher & Co. (Insurance)		85,670	3,507,330
Lincoln National Corp. (Insurance)		75,000	3,769,500
Sun Life Financial, Inc. (Insurance)		122,725	3,829,020
XL Group PLC (Insurance)		200,000	7,836,000
Winthrop Realty Trust (Real Estate Investment Trusts)		245,410	3,182,968
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	355,000	12,275,900
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		19,029	3,041,976

			118,315,435

HEALTH CARE – 7.7%
AbbVie, Inc. (Biotechnology)	(d)	100,000	5,924,000
Biogen, Inc. (Biotechnology)	(a)	23,000	7,046,050
Gilead Sciences, Inc. (Biotechnology)		55,530	5,619,081
Aetna, Inc. (Health Care Providers & Svs.)		20,000	2,162,400
Cardinal Health, Inc. (Health Care Providers & Svs.)		25,000	2,231,750
Cigna Corp. (Health Care Providers & Svs.)	(d)	20,000	2,926,600
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	110,000	7,439,300
McKesson Corp. (Health Care Providers & Svs.)		45,000	8,875,350
Allergan PLC (Pharmaceuticals)	(a)	28,700	8,968,750
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	45,000	6,325,200
Johnson & Johnson (Pharmaceuticals)	(d)	85,000	8,731,200

			66,249,681

INDUSTRIALS – 6.5%
Curtiss-Wright Corp. (Aerospace & Defense)		89,563	6,135,065
General Dynamics Corp. (Aerospace & Defense)	(d)	50,000	6,868,000
Honeywell International, Inc. (Aerospace & Defense)		60,000	6,214,200
FedEx Corp. (Air Freight & Logistics)	(d)	25,000	3,724,750
Delta Air Lines, Inc. (Airlines)	(d)	170,000	8,617,300
Southwest Airlines Co. (Airlines)		60,000	2,583,600
United Continental Holdings, Inc. (Airlines)	(a)	40,000	2,292,000
Masco Corp. (Building Products)		150,000	4,245,000
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	40,000	2,362,800

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Ryder System, Inc. (Road & Rail)		45,000	$2,557,350
Union Pacific Corp. (Road & Rail)		138,160	10,804,112

			56,404,177

INFORMATION TECHNOLOGY – 9.0%
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)	77,172	6,880,655
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		100,000	6,461,000
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	12,776	9,695,451
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	85,000	8,896,100
Accenture PLC Class A (IT Svs.)		20,786	2,172,137
DST Systems, Inc. (IT Svs.)		30,000	3,421,800
MasterCard, Inc. Class A (IT Svs.)		96,600	9,404,976
Visa, Inc. (IT Svs.)		131,400	10,190,070
Applied Materials, Inc. (Semiconductors & Equip.)		120,000	2,240,400
Avago Technologies Ltd. (Semiconductors & Equip.)		25,000	3,628,750
Synaptics, Inc. (Semiconductors & Equip.)	(a)	27,000	2,169,180
Synchronoss Technologies, Inc. (Software)	(a)	118,821	4,186,064
Apple, Inc. (Tech. Hardware, Storage & Periph.)	(d)	78,910	8,306,067

			77,652,650

MATERIALS – 2.8%
Ashland, Inc. (Chemicals)	(d)	100,000	10,270,000
Methanex Corp. (Chemicals)	(d)	65,183	2,151,691
Monsanto Co. (Chemicals)		20,000	1,970,400
Eagle Materials, Inc. (Construction Materials)	(d)	105,000	6,345,150
Martin Marietta Materials, Inc. (Construction Materials)		25,000	3,414,500

			24,151,741

TELECOMMUNICATION SERVICES – 1.6%
AT&T, Inc. (Diversified Telecom. Svs.)		130,000	4,473,300
BCE, Inc. (Diversified Telecom. Svs.)		70,000	2,703,400
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	170,000	6,650,400

			13,827,100

UTILITIES – 4.3%
ALLETE, Inc. (Electric Utilities)		90,000	4,574,700
ITC Holdings Corp. (Electric Utilities)	(d)	130,164	5,108,937
OGE Energy Corp. (Electric Utilities)		125,190	3,291,245
Atmos Energy Corp. (Gas Utilities)		54,495	3,435,365
AES Corp. (Ind. Power & Renewable Elec.)		300,000	2,871,000
Ameren Corp. (Multi-Utilities)		100,000	4,323,000
CMS Energy Corp. (Multi-Utilities)		256,300	9,247,304
Sempra Energy (Multi-Utilities)		50,000	4,700,500

			37,552,051

Total Common Stocks (Cost $470,557,855)			$477,905,288

Corporate Bonds – 18.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.7%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	(h)	7.050%	10/15/2037	$3,500,000	$3,672,407
International Game Technology (Hotels, Restaurants & Leisure)		5.350%	10/15/2023	2,000,000	1,680,000
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	3,110,000	3,242,175
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)		6.375%	08/01/2021	909,000	955,586
TCI Communications, Inc. (Media)		7.125%	02/15/2028	4,000,000	5,173,196

					14,723,364

CONSUMER STAPLES – 3.6%
CVS Health Corp. (Food & Staples Retailing)	(b)	4.750%	12/01/2022	10,726,000	11,494,325
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	9,714,000	10,326,205
Altria Group, Inc. (Tobacco)	(h)	9.250%	08/06/2019	7,967,000	9,754,492

					31,575,022

ENERGY – 1.7%
Alliance Pipeline LP / United States (Oil, Gas & Consumable Fuels)	(b)	7.877%	12/31/2025	2,000,000	2,382,258
BG Energy Capital PLC (Oil, Gas & Consumable Fuels)	(b)	4.000%	10/15/2021	3,090,000	3,206,675
Bill Barrett Corp. (Oil, Gas & Consumable Fuels)		7.000%	10/15/2022	1,400,000	938,000
Encana Corp. (Oil, Gas & Consumable Fuels)		6.500%	02/01/2038	1,000,000	799,388
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		5.875%	06/01/2022	4,000,000	3,805,200
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		5.875%	06/01/2024	1,350,000	1,291,795
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	08/15/2022	2,525,000	1,887,438

					14,310,754

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 3.8%
City National Corp. (Banks)		5.250%	09/15/2020	$1,500,000	$1,666,296
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	3,040,000	3,184,400
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	5,800,000	6,032,000
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	4,400,000	5,016,000
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,086,336
MBIA, Inc. (Insurance)		6.625%	10/01/2028	2,810,000	2,669,500
Old Republic International Corp. (Insurance)		4.875%	10/01/2024	5,000,000	5,124,420
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,363,621
Prudential Financial, Inc. (Insurance)	(e)	8.875%	06/15/2038	2,610,000	2,936,250

					33,078,823

HEALTH CARE – 3.6%
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		8.000%	11/15/2019	1,750,000	1,763,125
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	5,200,000	5,239,000
Highmark, Inc. (Health Care Providers & Svs.)	(b)	4.750%	05/15/2021	3,500,000	3,556,452
Highmark, Inc. (Health Care Providers & Svs.)	(b)	6.125%	05/15/2041	2,100,000	2,082,608
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	9.000%	01/15/2018	4,120,000	4,223,000
Prospect Medical Holdings, Inc. (Health Care Providers & Svs.)	(b)	8.375%	05/01/2019	5,035,000	5,236,400
Pfizer, Inc. (Pharmaceuticals)		5.800%	08/12/2023	7,490,000	8,763,083

					30,863,668

INDUSTRIALS – 1.0%
Air Canada (Airlines)	(b)	8.750%	04/01/2020	3,460,000	3,702,200
Ingersoll-Rand Co. (Machinery)		6.391%	11/15/2027	2,215,000	2,531,856
Ingersoll-Rand Co. (Machinery)		6.443%	11/15/2027	1,800,000	2,149,238

					8,383,294

INFORMATION TECHNOLOGY – 2.0%
Denali Borrower LLC / Denali Finance Corp. (Computers & Peripherals)	(b)	5.625%	10/15/2020	2,750,000	2,880,625
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,516,976
EarthLink Holdings Corp. (Internet Software & Svs.)		7.375%	06/01/2020	2,400,000	2,442,000
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	9,188,000	9,463,640

					17,303,241

MATERIALS – 0.4%
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	1,250,000	1,237,500
Alcoa, Inc. (Metals & Mining)		5.125%	10/01/2024	2,800,000	2,548,000

					3,785,500

TELECOMMUNICATION SERVICES – 0.7%
Cincinnati Bell, Inc. (Diversified Telecom. Svs.)		8.375%	10/15/2020	3,950,000	4,038,875
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		7.000%	06/01/2020	2,000,000	2,090,000

					6,128,875

UTILITIES – 0.2%
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	1,297,462	1,605,862

Total Corporate Bonds (Cost $167,075,361)					$161,758,403

Preferred Stocks – 3.1%			Rate	Quantity	Value
FINANCIALS – 2.2%
Charles Schwab Corp. Series A / The (Capital Markets)	(f)		7.000%	4,000,000	$4,540,000
Digital Realty Trust, Inc. (Real Estate Investment Trusts)			7.000%	159,628	4,123,191
Equity Commonwealth (Real Estate Investment Trusts)			7.250%	264,369	6,765,203
Gramercy Property Trust (Acquired 08/26/2014 through 10/14/2015, Cost $3,928,553)(Real Estate Investment Trusts)	(i)		7.125%	153,634	3,840,850

					19,269,244

INDUSTRIALS – 0.9%
General Electric Co. (Industrial Conglomerates)	(f)		4.000%	7,407,000	7,407,000

Total Preferred Stocks (Cost $26,362,284)					$26,676,244

Trust Preferred Securities – 4.2%			Rate	Quantity	Value
FINANCIALS – 3.7%
PNC Preferred Funding Trust II (Banks)	(b)(f)		QL + 122	4,000,000	$3,580,000
RBS Capital Funding Trust V (Banks)			5.900%	184,122	4,518,354
USB Capital IX (Banks)	(f)		QL + 102	1,500,000	1,155,000
USB Realty Corp. (Banks)	(b)(f)		QL + 115	5,000,000	4,500,000
NTC Capital I (Capital Markets)	(f)		QL + 52	3,300,000	2,833,875

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Trust Preferred Securities (Continued)			Rate	Quantity	Value
FINANCIALS (continued)
State Street Capital Trust I (Capital Markets)	(f)		QL + 56	5,123,000	$4,399,376
GMAC Capital Trust I (Consumer Finance)	(f)		8.125%	325,000	8,242,000
ILFC E-Capital Trust II (Diversified Financial Svs.)	(b)(g)		QL/10T/30T + 180	2,900,000	2,668,000

					31,896,605

UTILITIES – 0.5%
PECO Energy Capital Trust IV (Electric Utilities)			5.750%	5,000,000	4,759,955

Total Trust Preferred Securities (Cost $37,812,312)					$36,656,560

Master Limited Partnerships – 0.2%				Shares	Value
ENERGY – 0.2%
Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)				70,000	$1,617,000

Total Master Limited Partnerships (Cost $2,223,298)					$1,617,000

Asset-Backed / Mortgage-Backed Securities – 2.4%		Rate	Maturity	Face Amount	Value
FINANCIALS – 2.4%
Citigroup Mortgage Loan Trust 2013-J1 Class B2 (Acquired 05/21/2015, Cost $1,964,905)	(b)(i)	3.559%	10/25/2043	$1,969,829	$1,963,511
Fannie Mae Trust 2003-W2 Class 1A4		3.083%	07/25/2042	1,579,875	1,603,667
MASTR Seasoned Securitization Trust 2005-1 Class 1A1		6.571%	09/25/2032	1,971,786	2,144,347
Sequoia Mortgage Trust 2013-1 Class B2 (Acquired 04/15/2015, Cost $4,822,353)	(i)	3.636%	02/25/2043	4,781,935	4,604,103
Sequoia Mortgage Trust 2013-10 Class B2 (Acquired 02/17/2015, Cost $4,254,025)	(b)(i)	3.583%	08/25/2043	4,363,103	4,110,478
Sequoia Mortgage Trust 2013-12 Class B3 (Acquired 10/07/2015, Cost $2,310,257)	(b)(i)	4.275%	12/25/2043	2,268,748	2,309,627
Towd Point Mortgage Trust 2015-4 Class M2	(b)	3.750%	04/25/2055	4,000,000	3,805,387

Total Asset-Backed / Mortgage-Backed Securities (Cost $21,061,780)					$20,541,120

U.S. Treasury Obligations – 4.6%		Rate	Maturity	Face Amount	Value
U.S. Treasury Inflation Indexed Bonds		0.125%	04/15/2019	$10,150,200	$10,084,031
U.S. Treasury Note		1.000%	09/15/2017	20,000,000	19,989,880
U.S. Treasury Note		1.875%	05/31/2022	10,000,000	9,904,180

Total U.S. Treasury Obligations (Cost $40,014,244)					$39,978,091

Closed-End Mutual Funds – 6.3%				Shares	Value
Advent/Claymore Enhanced Growth & Income Fund				183,120	$1,514,402
AllianceBernstein Income Fund, Inc.				1,802,644	13,826,280
Delaware Investments Dividend & Income Fund, Inc.				180,766	1,594,356
Deutsche Global High Income Fund, Inc.				189,106	1,427,750
Deutsche High Income Opportunities Fund, Inc.				163,308	2,132,802
Diversified Real Asset Income Fund				162,933	2,527,091
First Trust Dividend and Income Fund				128,707	1,088,861
First Trust Mortgage Income Fund				123,249	1,792,040
Firsthand Technology Value Fund, Inc.	(a)			70,965	579,784
Fort Dearborn Income Securities, Inc.				253,937	3,684,626
Global High Income Fund, Inc.				528,581	4,492,939
LMP Real Estate Income Fund, Inc.				233,763	3,048,270
Managed High Yield Plus Fund, Inc.				1,432,448	2,521,108
Neuberger Berman Real Estate Securities Income Fund, Inc.				300,423	1,505,119
Nuveen Mortgage Opportunity Term Fund				90,876	2,063,794
Strategic Global Income Fund, Inc.				432,576	3,789,366
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund				108,660	1,118,111
Western Asset/Claymore Inflation-Linked Securities & Income Fund				215,384	2,276,609
Zweig Fund, Inc.				58,667	770,884
Zweig Total Return Fund, Inc. / The				221,135	2,693,424

Total Closed-End Mutual Funds (Cost $56,779,327)					$54,447,616

Exchange Traded Funds – 2.8%				Shares	Value
iShares Currency Hedged MSCI Eurozone ETF				465,000	$12,006,300
iShares Europe ETF				295,000	11,832,450

Total Exchange Traded Funds (Cost $25,136,273)					$23,838,750

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Purchased Options – 0.2%		Expiration	Exercise Price	Contracts (c)	Value
S&P 500 Index Put Option		January 2016	$1,850.00	700	$91,000
S&P 500 Index Put Option		January 2016	$1,900.00	700	175,000
S&P 500 Index Put Option		February 2016	$1,925.00	100	194,000
S&P 500 Index Put Option		February 2016	$1,950.00	700	1,652,000

Total Purchased Options (Cost $3,008,898)					$2,112,000

Money Market Funds – 0.9%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				8,140,000	$8,140,000

Total Money Market Funds (Cost $8,140,000)					$8,140,000

Total Investments – 98.7% (Cost $858,171,632)	(j)				$853,671,072
Total Written Options Outstanding – (0.0)% (see following schedule)					(372,000)
Other Assets in Excess of Liabilities – 1.3%					11,622,965

Net Assets – 100.0%					$864,922,037

Percentages are stated as a percent of net assets.

Abbreviations:

QL:	Quarterly U.S. LIBOR Rate, 0.613% on 12/31/2015

10T:	10 Year Constant Maturity Treasury Rate, 2.277% on 12/31/2015

30T:	30 Year Constant Maturity Treasury Rate, 3.016% on 12/31/2015

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $78,059,751, or 9.0% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	100 shares per contract.

(d)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(e)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2015.

(f)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2015.

(g)	Security is a variable rate trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR, 10 Year Constant Maturity Treasury Rate, or 30 Year Constant Maturity Treasury Rate up to a maximum of 14.5%. Dividend rates stated are those in effect at December 31, 2015.

(h)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(i)	Represents a security deemed to be illiquid. At December 31, 2015, the value of illiquid securities in the Portfolio totaled $16,828,569, or 1.9% of the Portfolio’s net assets.

(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options Outstanding	December 31, 2015

	Expiration	Exercise Price	Contracts*	Value
S&P 500 Index Call Option	February 2016	$2,125	400	$372,000

Total Written Options Outstanding (Premiums received $544,685)			400	$372,000

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

Performance as of December 31, 2015

Average Annual returns
One year	-3.24%
Five years	10.06%
Ten years	4.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Target VIP Portfolio returned -3.24% versus 0.48% for its benchmark, the Russell 3000 Index.

U.S. equities posted modest gains in 2015, though the markets were much more eventful than the final tally would indicate. The first half of the year saw stocks trade in a narrow range, as slow but steady economic growth was offset by headwinds in the Energy sector. In the second half, attention turned to China as a surprise currency devaluation and evidence of slowing growth sent global equities tumbling. In the fourth quarter, U.S. stocks recovered to finish modestly higher, while the Federal Reserve began the much anticipated process of normalizing interest rates with its first rate increase since 2006. While the broad U.S. stock market averages rose in 2015, the gains were largely driven by a small group of large stocks that were able to grow well above the overall market. This caused small caps to significantly lag large caps, as the Russell 2000 Index trailed the Russell 1000 Index by over 530 basis points. Similarly, sector returns showed a wide range in 2015, as the spread between the top and bottom sectors in the S&P 500 was over 30%. Energy was by far the worst performing sector, while the Consumer Discretionary sector was the best, as that sector benefitted from lower gas prices and improving employment conditions. Expectations for continued improvement on the jobs front and steady economic growth should remain supportive for equities as we start the new year.

The Portfolio had its annual rebalance in early January 2015. Though the selection process for the underlying strategies did not change, there were changes in the sector exposure of the Portfolio as a result of the rebalance. The rebalance resulted in additional exposure to the Industrials, Consumer Discretionary and Consumer Staples sectors. Industrials were overweight, while the additional Consumer Discretionary exposure increased its overweight. Consumer Staples remained underweight. The sectors losing notable weight as a result of the rebalance were Financials and Energy. Financials were underweight the benchmark, while Energy was in-line.(1)

The Energy sector was the biggest contributor to relative performance, as both stock selection and allocation contributed to relative results. Stock selection provided a majority of the relative performance, led by Tesoro Corp., an independent refiner. Refiners had a good year despite the plunge in oil prices, as their businesses are not as sensitive to oil prices as other names in the sector. The underweight mentioned previously also helped, as the Energy sector was the worst performing sector in the benchmark. Stock selection was also positive in the Consumer Staples and Health Care sectors led by The Kroger Co. and Eli Lilly & Co., respectively. A large underweight in the Financials sector also contributed to relative performance as the sector underperformed the broader market for the period.(1)

Stock selection in Information Technology stocks resulted in the sector being the biggest detractor from relative performance, leading the underperformance of the Portfolio. Micron Technology, Inc. and Yahoo!, Inc. were among the bottom five contributors in the Portfolio over the period. Stock selection in the Financials and Materials sectors also weighed on relative performance. Two British holdings, banking concern Standard Chartered PLC and gold miner Anglo American PLC, were also among the biggest detractors from performance over the period.(1)

The Portfolio’s best performers were AMN Healthcare Services, Inc., Cablevision Systems Corp., Ellie Mae, Inc., Tesoro Corp. and Repligen Corp. The worst performers were Anglo American PLC, Zumiez, Inc., Saia, Inc., Micron Technology, Inc. and South32 Ltd. The Portfolio’s top contributors to performance were The Home Depot, Inc., Boeing Co., The Kroger Co., The Walt Disney Co. and Eli Lilly & Co. The top detractors from performance were Micron Technology, Inc., Anglo American PLC, Standard Chartered PLC, Yahoo!, Inc. and Electricite de France SA.(1)

As we look to 2016, equities continue to look attractive relative to other asset classes, though short term risks have risen along with the recent Federal Reserve rate hike and China’s weakening economy. Taking a longer term view though, we view steady economic growth, improving employment data and low interest rates as reasons to remain positive on equities. As always, we remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which we believe provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

91	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	98.9
Money Market Funds Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	7.1
2. Home Depot, Inc. / The	6.6
3. 3M Co.	4.4
4. Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	4.4
5. Walt Disney Co. / The	3.9
6. Boeing Co. / The	3.8
7. AT&T, Inc.	3.5
8. Intel Corp.	3.2
9. Gilead Sciences, Inc.	2.9
10. Amgen, Inc.	2.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.7
Consumer Discretionary	19.1
Health Care	15.0
Industrials	12.9
Consumer Staples	6.7
Telecommunication Services	6.4
Financials	6.0
Energy	5.8
Utilities	4.4
Materials	2.9

98.9

92

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 98.9%		Shares	Value
CONSUMER DISCRETIONARY – 19.1%
American Axle & Manufacturing Holdings, Inc. (Auto Components)	(a)	3,541	$67,067
Delphi Automotive PLC (Auto Components)		6,136	526,039
Gentherm, Inc. (Auto Components)	(a)	6,682	316,727
Magna International, Inc. (Auto Components)		8,567	347,478
Tata Motors Ltd. – ADR (Automobiles)	(a)	11,136	328,178
Core-Mark Holding Co., Inc. (Distributors)		4,319	353,899
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	4,823	209,656
Brinker International, Inc. (Hotels, Restaurants & Leisure)		1,366	65,500
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		1,677	112,426
Popeyes Louisiana Kitchen, Inc. (Hotels, Restaurants & Leisure)	(a)	4,368	255,528
Universal Electronics, Inc. (Household Durables)	(a)	2,932	150,558
Cablevision Systems Corp. Class A (Media)		4,474	142,721
Walt Disney Co. / The (Media)		16,978	1,784,048
Dillard’s, Inc. Class A (Multiline Retail)		775	50,925
Dollar Tree, Inc. (Multiline Retail)	(a)	1,785	137,838
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	2,733	131,867
Caleres, Inc. (Specialty Retail)		2,494	66,889
Cato Corp. / The Class A (Specialty Retail)		4,865	179,129
Home Depot, Inc. / The (Specialty Retail)		23,163	3,063,307
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	889	225,290
Outerwall, Inc. (Specialty Retail)		1,076	39,317
Ross Stores, Inc. (Specialty Retail)		3,635	195,599
Zumiez, Inc. (Specialty Retail)	(a)	5,428	82,071

			8,832,057

CONSUMER STAPLES – 6.7%
Brown-Forman Corp. Class B (Beverages)		936	92,926
Dr Pepper Snapple Group, Inc. (Beverages)		1,422	132,530
Monster Beverage Corp. (Beverages)	(a)	1,481	220,610
Kroger Co. / The (Food & Staples Retailing)		20,194	844,715
Keurig Green Mountain, Inc. (Food Products)		1,443	129,841
Sanderson Farms, Inc. (Food Products)		925	71,706
USANA Health Sciences, Inc. (Personal Products)	(a)	2,304	294,336
Altria Group, Inc. (Tobacco)		14,527	845,617
Imperial Tobacco Group PLC – ADR (Tobacco)		4,569	483,172

			3,115,453

ENERGY – 5.8%
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	401	11,633
BP PLC – ADR (Oil, Gas & Consumable Fuels)		10,477	327,511
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		11,452	341,270
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		7,109	554,147
Hess Corp. (Oil, Gas & Consumable Fuels)		505	24,482
REX American Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	1,502	81,213
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		5,747	264,592
Statoil ASA – ADR (Oil, Gas & Consumable Fuels)		22,622	315,803
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	16,353	139,328
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,606	274,594
TOTAL SA – ADR (Oil, Gas & Consumable Fuels)		7,802	350,700

			2,685,273

FINANCIALS – 6.0%
HSBC Holdings PLC – ADR (Banks)		8,480	334,706
Standard Chartered PLC (Banks)		30,122	247,904
Swedbank AB – ADR (Banks)		15,895	349,611
HFF, Inc. Class A (Capital Markets)		7,042	218,795
Legg Mason, Inc. (Capital Markets)		2,861	112,237
Piper Jaffray Cos. (Capital Markets)	(a)	3,009	121,564
Moody’s Corp. (Diversified Financial Svs.)		5,213	523,072
Allstate Corp. / The (Insurance)		10,397	645,550
United Insurance Holdings Corp. (Insurance)		3,884	66,416
Universal Insurance Holdings, Inc. (Insurance)		6,328	146,683

			2,766,538

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 15.0%
Amgen, Inc. (Biotechnology)		7,080	$1,149,296
Gilead Sciences, Inc. (Biotechnology)		13,406	1,356,553
Insys Therapeutics, Inc. (Biotechnology)	(a)	13,070	374,194
MiMedx Group, Inc. (Biotechnology)	(a)	20,207	189,340
Repligen Corp. (Biotechnology)	(a)	6,066	171,607
Abaxis, Inc. (Health Care Equip. & Supplies)		4,181	232,798
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	2,302	181,812
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	393	214,641
Natus Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,064	291,375
OraSure Technologies, Inc. (Health Care Equip. & Supplies)	(a)	10,510	67,684
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	8,683	269,607
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	8,964	606,235
Providence Service Corp. / The (Health Care Providers & Svs.)	(a)	3,005	140,995
Albany Molecular Research, Inc. (Life Sciences Tools & Svs.)	(a)	5,988	118,862
Depomed, Inc. (Pharmaceuticals)	(a)	10,869	197,055
Eli Lilly & Co. (Pharmaceuticals)		12,043	1,014,743
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		9,393	379,008

			6,955,805

INDUSTRIALS – 12.9%
Boeing Co. / The (Aerospace & Defense)		12,196	1,763,420
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		999	126,723
Northrop Grumman Corp. (Aerospace & Defense)		1,218	229,971
TASER International, Inc. (Aerospace & Defense)	(a)	9,710	167,886
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		1,950	120,939
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	4,452	90,776
Alaska Air Group, Inc. (Airlines)		2,730	219,792
United Continental Holdings, Inc. (Airlines)	(a)	7,504	429,979
ACCO Brands Corp. (Commercial Svs. & Supplies)	(a)	21,021	149,880
3M Co. (Industrial Conglomerates)		13,544	2,040,268
Greenbrier Cos., Inc. / The (Machinery)		6,663	217,347
Avis Budget Group, Inc. (Road & Rail)	(a)	2,165	78,568
Ryder System, Inc. (Road & Rail)		1,093	62,115
Saia, Inc. (Road & Rail)	(a)	4,544	101,104
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,086	151,318

			5,950,086

INFORMATION TECHNOLOGY – 19.7%
F5 Networks, Inc. (Communications Equip.)	(a)	167	16,192
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	3,709	328,840
Sanmina Corp. (Electronic Equip., Instr. & Comp.)	(a)	3,381	69,581
DHI Group, Inc. (Internet Software & Svs.)	(a)	9,876	90,563
LogMeIn, Inc. (Internet Software & Svs.)	(a)	4,521	303,359
Yahoo!, Inc. (Internet Software & Svs.)	(a)	10,237	340,483
Intel Corp. (Semiconductors & Equip.)		42,554	1,465,985
Lam Research Corp. (Semiconductors & Equip.)		1,006	79,897
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	31,580	447,173
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (Semiconductors & Equip.)		89,527	2,036,739
Ellie Mae, Inc. (Software)	(a)	5,402	325,362
Qualys, Inc. (Software)	(a)	6,383	211,214
Apple, Inc. (Tech. Hardware, Storage & Periph.)		31,225	3,286,744
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		2,887	105,837

			9,107,969

MATERIALS – 2.9%
Celanese Corp. (Chemicals)		3,172	213,571
Headwaters, Inc. (Construction Materials)	(a)	13,428	226,530
Packaging Corp. of America (Containers & Packaging)		2,030	127,992

93	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	December 31, 2015

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Anglo American PLC – ADR (Metals & Mining)	(a)	43,595	$95,255
BHP Billiton Ltd. – ADR (Metals & Mining)		8,450	217,672
Rio Tinto PLC – ADR (Metals & Mining)		8,631	251,335
South32 Ltd. – ADR (Metals & Mining)	(a)	2,829	10,793
Neenah Paper, Inc. (Paper & Forest Products)		3,102	193,658

			1,336,806

TELECOMMUNICATION SERVICES – 6.4%
AT&T, Inc. (Diversified Telecom. Svs.)		47,178	1,623,395
Consolidated Communications Holdings, Inc. (Diversified Telecom. Svs.)		9,380	196,511
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	17,734	149,143
Telenor ASA – ADR (Diversified Telecom. Svs.)		6,582	327,619
TeliaSonera AB – ADR (Diversified Telecom. Svs.)		30,927	303,703
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,690	377,119

			2,977,490

UTILITIES – 4.4%
Electricite de France SA – ADR (Electric Utilities)		73,215	215,252
Empire District Electric Co. / The (Electric Utilities)		8,276	232,307

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
Southern Co. / The (Electric Utilities)		3,052	$142,803
SSE PLC – ADR (Electric Utilities)		15,856	354,619
Engie SA – ADR (Multi-Utilities)		17,082	300,643
National Grid PLC – ADR (Multi-Utilities)		5,667	394,083
SCANA Corp. (Multi-Utilities)		485	29,338
Sempra Energy (Multi-Utilities)		835	78,498
American States Water Co. (Water Utilities)		7,267	304,851

			2,052,394

Total Common Stocks (Cost $46,144,813)			$45,779,871

Money Market Funds – 1.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		511,000	$511,000

Total Money Market Funds (Cost $511,000)			$511,000

Total Investments – 100.0% (Cost $46,655,813)	(b)		$46,290,871
Liabilities in Excess of Other Assets – (0.0)%			(18,615)

Net Assets – 100.0%			$46,272,256

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

94

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of December 31, 2015

Average Annual returns
One year	5.72%
Five years	12.39%
Since inception (5/1/07)	6.79%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the year ended December 31, 2015, the Bristol Growth Portfolio returned 5.72% versus 5.67% for its benchmark, the Russell 1000 Growth Index.

The Portfolio’s slight outperformance relative to the benchmark resulted primarily from strong stock selection. Stock selection in the Health Care sector contributed 467 basis points to relative performance, although stock selection in the largest sector detractor, Consumer Discretionary, detracted 344 basis points. Sector allocation as a whole detracted from relative performance, led by a slight overweight in Energy.(1)

The Portfolio’s best performers for the reporting period were Amazon.com, Inc., Intercept Pharmaceuticals, Inc., Pharmacyclics, Inc., Receptos, Inc. and Humana, Inc. The Portfolio’s worst performers were PVH Corp., Anadarko Petroleum Corp., Devon Energy Corp., Huntsman Corp. and Chipotle Mexican Grill. The top contributors to performance were Amazon.com, Inc., Clovis Oncology, Inc., Pharmacyclics, Inc., Intercept Pharmaceuticals, Inc. and Alphabet, Inc. The top detractors from performance were PVH Corp., Anadarko Petroleum Corp., Devon Energy Corp., Huntsman Corp. and Time Warner, Inc.(1)

The top contributor to the Portfolio’s performance was Amazon.com, Inc., which generated 176 basis points due to strong earnings reports and strong sales growth. Other top contributors to performance were mainly due to stocks in the Health Care sector such as Clovis Oncology, Inc., which added 124 basis points thanks to optimism around its lung cancer therapies, and Pharmacyclics, Inc., which was acquired by Abbvie, and contributed 115 basis points due to positive data on its cancer drug. Intercept Pharmaceuticals, Inc. added 104 basis points with positive data on its drug for NASH liver disease. Alphabet, Inc. added 86 basis points, as the stock benefitted from strong secular drivers, ramp up of innovative ad products, and management’s initiatives to unlock hidden value in business segments with a longer-term investment horizon.(1)

Detractors from performance during the reporting period included PVH Corp., which detracted 121 basis points due to weak earnings reports and weakness in retail. Energy stocks such as Anadarko Petroleum Corp. and Devon Energy Corp. detracted 130 basis points as oil prices continued to plummet. Huntsman Corp. detracted 56 basis points due to bad earnings reports driven by weak pricing in titanium dioxide. We held on to Huntsman Corp. after the underperformance in the June quarter, as there were some signs its titanium-dioxide business would improve. Huntsman Corp. and its peers reduced supply, however, and its core polyurethane business was impacted by weaker growth in China and Europe. We sold it in August, which was beneficial for us, as the stock declined sharply after the company preannounced weaker earnings in late September due to a negative earnings report. Time Warner, Inc. also saw sharp drops, due to concerns about cord cutting, weak ratings and an overall weak advertising environment, and detracted 54 basis points.(1)

The year was volatile, as continued debate regarding the impact of the imminent rate increase played out. Weak consumer spending despite low oil prices weighed on the market, as did the terrorist attacks in Paris. The economy continued to slowly improve as China continued to move forward and employment in the U.S. remained solid. We continue to believe that the Federal Reserve will be measured in its increases (only if the economic data is strong) and, therefore, maintain a positive bias towards the market, as the Central Banks of all the major economies will likely continue to be supportive of growth. Our continued focus on companies with strong competitive positions and ability to gain market share will hopefully continue to benefit performance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

95	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	99.4
Money Market Funds Less Net Liabilities	0.6

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	4.7
2. Apple, Inc.	3.8
3. Amazon.com, Inc	3.4
4. Alphabet, Inc. Class C	3.1
5. Thermo Fisher Scientific, Inc.	2.8
6. Mylan NV	2.6
7. Avago Technologies Ltd.	2.6
8. Newell Rubbermaid, Inc.	2.5
9. Visa, Inc.	2.4
10. Hewlett Packard Enterprise Co.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	37.4
Health Care	19.4
Consumer Discretionary	15.2
Industrials	13.0
Consumer Staples	5.0
Financials	3.6
Telecommunication Services	3.2
Energy	2.6

99.4

96

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 99.4%		Shares	Value
CONSUMER DISCRETIONARY – 15.2%
Delphi Automotive PLC (Auto Components)		27,917	$2,393,324
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,245	1,077,263
Newell Rubbermaid, Inc. (Household Durables)		66,667	2,938,681
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,827	3,938,411
CBS Corp. Class B (Media)		35,984	1,695,926
Time Warner, Inc. (Media)		37,360	2,416,071
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		58,987	1,735,987
PVH Corp. (Textiles, Apparel & Luxury Goods)		20,620	1,518,663

			17,714,326

CONSUMER STAPLES – 5.0%
Coca-Cola Co. / The (Beverages)		50,492	2,169,136
Molson Coors Brewing Co. Class B (Beverages)		11,889	1,116,615
Colgate-Palmolive Co. (Household Products)		37,602	2,505,045

			5,790,796

ENERGY – 2.6%
Schlumberger Ltd. (Energy Equip. & Svs.)		16,783	1,170,614
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		23,644	1,148,626
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	22,924	746,405

			3,065,645

FINANCIALS – 3.6%
Bank of America Corp. (Banks)		5,607	94,366
Hartford Financial Services Group, Inc. / The (Insurance)		43,497	1,890,380
Prudential Financial, Inc. (Insurance)		26,843	2,185,289

			4,170,035

HEALTH CARE – 19.4%
Biogen, Inc. (Biotechnology)	(a)	4,977	1,524,704
Celgene Corp. (Biotechnology)	(a)	19,408	2,324,302
Juno Therapeutics, Inc. (Biotechnology)	(a)	25,148	1,105,758
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		11,181	1,147,059
Aetna, Inc. (Health Care Providers & Svs.)		14,974	1,618,989
Cigna Corp. (Health Care Providers & Svs.)		9,572	1,400,671
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	36,160	2,445,501
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		23,341	3,310,921
Allergan PLC (Pharmaceuticals)	(a)	7,768	2,427,500
Mylan NV (Pharmaceuticals)	(a)	55,642	3,008,563
Pfizer, Inc. (Pharmaceuticals)		71,400	2,304,792

			22,618,760

INDUSTRIALS – 13.0%
Hexcel Corp. (Aerospace & Defense)		51,293	2,382,560
Honeywell International, Inc. (Aerospace & Defense)		21,202	2,195,891

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Technologies Corp. (Aerospace & Defense)		10,578	$1,016,228
FedEx Corp. (Air Freight & Logistics)		15,556	2,317,688
Danaher Corp. (Industrial Conglomerates)		26,713	2,481,103
Stanley Black & Decker, Inc. (Machinery)		19,500	2,081,235
Xylem, Inc. (Machinery)		71,389	2,605,699

			15,080,404

INFORMATION TECHNOLOGY – 37.4%
Harris Corp. (Communications Equip.)		31,291	2,719,188
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	22,939	1,864,253
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,332	2,592,329
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	4,694	3,562,183
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	24,672	2,582,172
MasterCard, Inc. Class A (IT Svs.)		22,071	2,148,833
Visa, Inc. (IT Svs.)		36,660	2,842,983
Avago Technologies Ltd. (Semiconductors & Equip.)		20,449	2,968,172
Intel Corp. (Semiconductors & Equip.)		59,278	2,042,127
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	31,988	2,694,989
Adobe Systems, Inc. (Software)	(a)	26,195	2,460,758
Microsoft Corp. (Software)		99,377	5,513,436
Oracle Corp. (Software)		63,739	2,328,386
Apple, Inc. (Tech. Hardware, Storage & Periph.)		41,655	4,384,605
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		178,949	2,720,025

			43,424,439

TELECOMMUNICATION SERVICES – 3.2%
AT&T, Inc. (Diversified Telecom. Svs.)		68,094	2,343,115
Verizon Communications, Inc. (Diversified Telecom. Svs.)		29,643	1,370,099

			3,713,214

Total Common Stocks (Cost $106,090,299)			$115,577,619

Money Market Funds – 0.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		820,000	$820,000

Total Money Market Funds (Cost $820,000)			$820,000

Total Investments – 100.1% (Cost $106,910,299)	(b)		$116,397,619
Liabilities in Excess of Other Assets – (0.1)%			(172,478)

Net Assets – 100.0%			$116,225,141

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of December 31, 2015

Average Annual Returns
One year	-1.32%
Since Inception (5/1/14)	4.06%

Comments

For the year ended December 31, 2015, the Risk Managed Balanced Portfolio returned -1.32% versus 1.25% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.

The Balanced Component, sub-advised by Janus Capital Management LLC, seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities. The Balanced Component underperformed by 125 basis points.

The Balanced Component’s equity sleeve underperformed its benchmark, the S&P 500 Index. Holdings within the Industrials and Consumer Staples sectors weighed most on relative performance. Stock selection in Consumer Discretionary and our underweight in Energy contributed to relative results. Union Pacific Corp. was our largest equity detractor. Similar to all rail companies, weaker oil volumes have been a headwind. The weaker volumes and operating margins have been disappointing and we are currently reviewing the position.(1)

The stock of Valeant Pharmaceuticals sold off after politicians criticized the company for high drug prices for some of its products that treat cardiac conditions. A short seller also questioned the company’s relationship with a specialty pharmacy that distributed some of its drugs. We have exited our position.(1)

Seagate Technology PLC was another detractor. The data storage company has lost market share to a competitor and grown at a slower pace than we expected, so we sold the position to pursue better growth opportunities.(1)

Microsoft Corp. was a top contributor to performance during the year. The stock has benefited from a re-valuation, as investors begin to give the company credit for the growth of its cloud business, that is second only to Amazon, and the potential for Microsoft Office 365. We believe these businesses will go a long way to offset the decline of some of Microsoft Corp.’s legacy businesses, such as its traditional desktop software. Progress on expense control and cost reduction have also been favorable for the stock. We continue to believe Microsoft Corp.’s cloud business and some of its other services are underappreciated by the market. We also appreciate the company’s efforts to reduce its share count and return more capital to shareholders.(1)

Alphabet, Inc. (formerly Google) was another top contributor. Alphabet benefited from better than expected earnings results late in the year, driven by improvements in its mobile search revenue, as well as strong results for YouTube. The firm also announced a significant stock buyback program, providing additional support to its shares.

The company’s restructuring, which was initiated in the third quarter, has also been well received by investors because it provides greater transparency around the company’s different business lines. In addition, we have been encouraged by the focus of Alphabet, Inc.’s new CFO on reining in unnecessary spending.(1)

Nike, Inc. was another contributor. The company continues to benefit from growth of its athletic apparel and footwear across the globe. Going forward, we believe innovation for both its products and manufacturing processes are long-term tailwinds for Nike, Inc. We also believe that investments to create a better omni-channel sales experience position Nike, Inc. well, as more sales migrate online.(1)

The fixed income sleeve of the Balanced Component outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. Overall, the largest contributor to relative performance was spread carry, which is a measure of the excess income generated by holding specific securities compared to those of the benchmark. On an asset class basis, our out-of-benchmark allocation to preferred equity was the leading contributor. This was followed by our positioning in out-of-benchmark high-yield credit, which was driven by spread carry.(1)

The main asset classes that detracted from relative performance were U.S. Treasuries and mortgage-backed securities, both due to yield curve positioning. During the period, the yield curve steepened as the market coalesced around the view that the Federal Reserve would finally raise interest rates after seven years of zero-interest-rate policy.(1)

On a credit sector basis, banking was the leading contributor due to security selection and spread carry. Spread carry within brokerage, asset managers and exchanges also aided results. Given the weakness experienced throughout the year in the energy sector, midstream and independent energy companies were among the largest credit sector detractors.(1)

Two companies in particular that contributed to relative performance were Fidelity National Information Services, Inc. and Ally Financial, Inc. Banking and payment technology company Fidelity National Information Services, Inc. has a solid business model, which can remain stable in a tepid economic environment. We believe that its management has the opportunity to better penetrate its customer base and can use free-cash-flow to pay down debt.(1)

Ally Financial, Inc. has many attributes that we find attractive. The company has streamlined itself into a pure play on auto financing, a sector that, we believe, has tailwinds as U.S. employment and consumption improves. The company has an asset-light business model, reliant upon its online banking channel to grow its substantial deposit base. We find that Ally Financial, Inc. has been able to retain these deposits at a greater rate than many expected possible with online accounts. Ally Financial, Inc.’s management is moving to pay down its highest-cost debt.(1)

Hard disk manufacturer Seagate Technology PLC was the largest individual detractor from relative performance. We invested in Seagate Technology PLC in 2014 due to its leading position in an industry that had undergone consolidation. We also liked its conservative balance sheet and potential for a ratings upgrade, which ultimately occurred. Recently, hard disk demand has softened due to weak personal computer growth in emerging markets and a strong U.S. dollar. The company also released a disappointing earnings report. Still, Seagate Technology PLC maintains a conservative balance sheet and management aims to reduce leverage further. The company continues to generate solid free-cash-flow, and, in our view, has a sufficient equity cushion to protect bondholders.(1)

98	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Within the challenged Energy sector, Chesapeake Energy Corp. weighed on performance. We exited our positions in the company.(1)

The Portfolio’s Risk Management Component, a sleeve of derivatives and cash equivalents, sub-advised by AnchorPath Financial LLC, seeks to enhance the risk-adjusted return of the Portfolio, attempting to enhance returns in rising markets and reduce risk in downturns. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. The allocation over this period ranged between 18.7% and 22.4%, and ended the period representing approximately 19.0% of the Portfolio.(1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. Over the period, compared to the Balanced Component, the Risk Managed Balanced Portfolio’s risk adjusted returns were not enhanced. While the aggregate Portfolio achieved volatility similar to the Balanced Component, its annual return for the year was 1.32% lower. The under-performance of the Risk Management Component was primarily attributable to losses on index-based options due to time decay of premium value and to declines in market implied volatility over the period.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of December 31, 2015.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Portfolio Composition as of December 31, 2015 (1)

% of Net Assets
Common Stocks (4)	47.4
Corporate Bonds (4)	12.3
Preferred Stocks (4)	0.3
Trust Preferred Securities (4)	0.4
Preferred Stock Depository Receipts (4)	0.5
Master Limited Partnerships (4)	1.4
Asset-Backed / Mortgage-Backed Securities (4)	1.8
U.S. Treasury Obligations	7.9
U.S. Government Agency Mortgage-Backed Securities	7.0
Purchased Options	6.6
Money Market Funds and Other Net Assets	14.4

100.0

Top 10 Portfolio Holdings as of December 31, 2015 (1) (2) (3)

% of Net Assets
1. MasterCard, Inc. Class A	2.5
2. Microsoft Corp.	2.4
3. Amgen, Inc.	2.3
4. Allergan PLC	2.0
5. NIKE, Inc. Class B	1.9
6. Alphabet, Inc. Class C	1.9
7. Apple, Inc.	1.8
8. AbbVie, Inc.	1.8
9. Home Depot, Inc. / The	1.7
10. Dollar Tree, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Stocks, Trust Preferred Securities, Preferred Stock Depository Receipts, Master Limited Partnerships, Asset-Backed / Mortgage-Backed Securities):

% of Net Assets
Financials	15.0
Information Technology	11.8
Consumer Discretionary	11.7
Health Care	11.7
Industrials	5.9
Materials	3.5
Consumer Staples	3.0
Energy	1.2
Telecommunication Services	0.2
Utilities	0.1

64.1

100

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	December 31, 2015

Common Stocks – 47.4%		Shares	Value
CONSUMER DISCRETIONARY – 9.6%
General Motors Co. (Automobiles)		41,554	$1,413,252
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	18,817	1,102,676
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		10,098	554,784
Starbucks Corp. (Hotels, Restaurants & Leisure)		12,019	721,501
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)	9,144	423,641
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,438	1,833,378
Mattel, Inc. (Leisure Products)		22,700	616,759
Dollar Tree, Inc. (Multiline Retail)	(a)	33,018	2,549,650
Home Depot, Inc. / The (Specialty Retail)		19,638	2,597,125
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		48,056	3,003,500

			14,816,266

CONSUMER STAPLES – 2.3%
Diageo PLC (Beverages)	(c)	13,752	375,539
Hershey Co. / The (Food Products)		11,476	1,024,463
Altria Group, Inc. (Tobacco)		25,335	1,474,750
Philip Morris International, Inc. (Tobacco)		8,069	709,346

			3,584,098

FINANCIALS – 6.6%
JPMorgan Chase & Co. (Banks)		17,920	1,183,258
U.S. Bancorp (Banks)		45,172	1,927,489
TD Ameritrade Holding Corp. (Capital Markets)		29,543	1,025,438
American Express Co. (Consumer Finance)		15,280	1,062,724
Synchrony Financial (Consumer Finance)	(a)	33,815	1,028,314
CME Group, Inc. (Diversified Financial Svs.)		15,065	1,364,889
Prudential PLC (Insurance)	(c)	49,789	1,121,727
Outfront Media, Inc. (Real Estate Investment Trusts)		13,360	291,649
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	35,215	1,217,735

			10,223,223

HEALTH CARE – 10.9%
AbbVie, Inc. (Biotechnology)		45,845	2,715,858
Amgen, Inc. (Biotechnology)		22,260	3,613,466
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,312	1,255,115
Aetna, Inc. (Health Care Providers & Svs.)		11,313	1,223,162
Allergan PLC (Pharmaceuticals)	(a)	10,025	3,132,812
Bristol-Myers Squibb Co. (Pharmaceuticals)		31,219	2,147,555
Eli Lilly & Co. (Pharmaceuticals)		18,247	1,537,492
Merck & Co., Inc. (Pharmaceuticals)		23,118	1,221,093

			16,846,553

INDUSTRIALS – 4.8%
Boeing Co. / The (Aerospace & Defense)		15,616	2,257,917
Honeywell International, Inc. (Aerospace & Defense)		16,144	1,672,034
3M Co. (Industrial Conglomerates)		3,932	592,316
General Electric Co. (Industrial Conglomerates)		28,412	885,034
Dover Corp. (Machinery)		9,439	578,705
Union Pacific Corp. (Road & Rail)		18,781	1,468,674

			7,454,680

INFORMATION TECHNOLOGY – 10.4%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	3,933	2,984,675
Yahoo!, Inc. (Internet Software & Svs.)	(a)	28,395	944,418
Automatic Data Processing, Inc. (IT Svs.)		7,169	607,358
MasterCard, Inc. Class A (IT Svs.)		38,887	3,786,038
Adobe Systems, Inc. (Software)	(a)	12,684	1,191,535
Microsoft Corp. (Software)		65,567	3,637,657
Apple, Inc. (Tech. Hardware, Storage & Periph.)		26,560	2,795,706

			15,947,387

MATERIALS – 2.6%
E.I. du Pont de Nemours & Co. (Chemicals)		26,150	1,741,590
LyondellBasell Industries NV Class A (Chemicals)		25,867	2,247,842

			3,989,432

TELECOMMUNICATION SERVICES – 0.2%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		5,086	235,075

Total Common Stocks (Cost $69,811,633)			$73,096,714

101	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds – 12.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.4%
ZF North America Capital, Inc. (Auto Components)	(b)	4.000%	04/29/2020	$150,000	$151,238
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	288,000	274,320
General Motors Co. (Automobiles)		4.875%	10/02/2023	428,000	437,695
General Motors Co. (Automobiles)		3.500%	10/02/2018	98,000	98,984
General Motors Co. (Automobiles)		4.000%	04/01/2025	9,000	8,526
General Motors Financial Co., Inc. (Automobiles)		3.100%	01/15/2019	91,000	90,887
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	129,000	129,323
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	124,000	119,638
PPL WEM Holdings Ltd. (Hotels, Restaurants & Leisure)	(b)	5.375%	05/01/2021	121,000	132,030
PPL WEM Holdings Ltd. (Hotels, Restaurants & Leisure)	(b)	3.900%	05/01/2016	36,000	36,144
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. (Hotels, Restaurants & Leisure)	(b)	4.250%	05/30/2023	18,000	15,401
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	48,000	49,380
D.R. Horton, Inc. (Household Durables)		3.750%	03/01/2019	81,000	81,000
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	42,000	42,420
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	55,000	57,750
Toll Brothers Finance Corp. (Household Durables)		4.375%	04/15/2023	28,000	27,160
CCO Safari II, LLC (Media)	(b)	4.464%	07/23/2022	81,000	80,718
CCO Safari II, LLC (Media)	(b)	4.908%	07/23/2025	282,000	281,723
Nielsen Finance LLC / Nielsen Finance Co. (Media)		4.500%	10/01/2020	58,000	58,870
UBM PLC (Media)	(b)(g)	5.750%	11/03/2020	50,000	53,442

					2,226,649

CONSUMER STAPLES – 0.7%
CVS Health Corp. (Food & Staples Retailing)		2.800%	07/20/2020	198,000	198,972
CVS Health Corp. (Food & Staples Retailing)		3.500%	07/20/2022	112,000	114,023
CVS Health Corp. (Food & Staples Retailing)		3.875%	07/20/2025	166,000	169,444
CVS Health Corp. (Food & Staples Retailing)	(b)	4.750%	12/01/2022	34,000	36,435
CVS Health Corp. (Food & Staples Retailing)	(b)	5.000%	12/01/2024	30,000	32,473
Kraft Heinz Foods Co. (Food Products)	(b)	2.800%	07/02/2020	84,000	83,803
Kraft Heinz Foods Co. (Food Products)	(b)	3.500%	07/15/2022	59,000	59,414
Smithfield Foods, Inc. (Food Products)	(b)	5.250%	08/01/2018	27,000	27,338
Tyson Foods, Inc. (Food Products)		6.600%	04/01/2016	86,000	87,138
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	271,000	271,747

					1,080,787

ENERGY – 1.2%
Helmerich & Payne International Drilling Co. (Energy Equip. & Svs.)		4.650%	03/15/2025	91,000	91,091
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	83,000	69,701
Chevron Corp. (Oil, Gas & Consumable Fuels)		1.345%	11/15/2017	59,000	58,813
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	246,000	235,679
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	189,000	167,741
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		4.950%	04/01/2022	42,000	34,373
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	9,000	5,460
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2.250%	12/15/2018	97,000	88,550
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	65,000	59,987
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.400%	04/01/2024	93,000	73,673
EnLink Midstream Partners LP (Oil, Gas & Consumable Fuels)		5.600%	04/01/2044	46,000	32,042
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	124,000	117,075
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.300%	05/01/2024	77,000	66,211
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		7.750%	01/15/2032	59,000	55,988
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	29,000	31,226
NGL Energy Partners LP / NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.125%	07/15/2019	73,000	57,670
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	35,000	30,734
Shell International Finance BV (Oil, Gas & Consumable Fuels)		2.250%	11/10/2020	185,000	182,225
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	112,000	108,543
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		4.125%	11/15/2019	56,000	46,620
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	179,000	181,241

					1,794,643

FINANCIALS – 4.9%
Bank of America Corp. (Banks)		5.750%	08/15/2016	40,000	40,979
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	232,000	242,440
CIT Group, Inc. (Banks)		4.250%	08/15/2017	216,000	220,860
Citigroup, Inc. (Banks)		4.450%	09/29/2027	201,000	199,804
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	132,000	132,801
Intesa Sanpaolo SpA (Banks)	(b)	5.017%	06/26/2024	200,000	196,869
Royal Bank of Scotland Group PLC (Banks)		6.100%	06/10/2023	174,000	187,037
Royal Bank of Scotland Group PLC (Banks)		6.000%	12/19/2023	156,000	168,013
Royal Bank of Scotland Group PLC (Banks)		5.125%	05/28/2024	281,000	284,806

102	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Santander UK PLC (Banks)	(b)	5.000%	11/07/2023	$542,000	$564,195
SVB Financial Group (Banks)		5.375%	09/15/2020	67,000	73,329
Ameriprise Financial, Inc. (Capital Markets)	(d)	7.518%	06/01/2066	265,000	259,038
Carlyle Holdings Finance LLC (Capital Markets)	(b)	3.875%	02/01/2023	20,000	20,267
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	67,000	65,902
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	126,000	131,985
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	191,000	194,104
Goldman Sachs Group, Inc. / The (Capital Markets)		5.625%	01/15/2017	74,000	76,861
Goldman Sachs Group, Inc. / The (Capital Markets)		4.250%	10/21/2025	108,000	107,242
Lazard Group LLC (Capital Markets)		6.850%	06/15/2017	26,000	27,682
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	153,000	158,537
Morgan Stanley (Capital Markets)		4.350%	09/08/2026	41,000	41,158
Morgan Stanley (Capital Markets)		4.875%	11/01/2022	44,000	46,724
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	123,000	103,650
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	264,000	274,560
Raymond James Financial, Inc. (Capital Markets)		4.250%	04/15/2016	153,000	154,162
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	268,000	296,818
Stifel Financial Corp. (Capital Markets)		4.250%	07/18/2024	48,000	47,700
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	72,000	71,367
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	271,000	274,463
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	119,000	118,405
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	32,000	32,400
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	30,000	32,850
American Express Co. (Consumer Finance)	(d)	6.800%	09/01/2066	153,000	154,148
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	29,000	28,599
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	116,000	111,455
Ford Motor Credit Co. LLC (Consumer Finance)		3.984%	06/15/2016	152,000	153,685
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	82,000	81,902
General Electric Capital Corp. (Diversified Financial Svs.)	(d)	6.375%	11/15/2067	123,000	128,449
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3.750%	12/01/2025	104,000	104,352
International Lease Finance Corp. (Diversified Financial Svs.)	(b)	6.750%	09/01/2016	106,000	108,915
International Lease Finance Corp. (Diversified Financial Svs.)		8.750%	03/15/2017	45,000	47,925
LeasePlan Corp. NV (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	293,000	288,572
Voya Financial, Inc. (Diversified Financial Svs.)	(d)	5.650%	05/15/2053	59,000	58,115
ACE INA Holdings, Inc. (Insurance)		3.350%	05/03/2026	123,000	122,645
CNO Financial Group, Inc. (Insurance)		4.500%	05/30/2020	32,000	32,640
CNO Financial Group, Inc. (Insurance)		5.250%	05/30/2025	91,000	92,593
Primerica, Inc. (Insurance)		4.750%	07/15/2022	198,000	209,335
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.600%	04/01/2022	120,000	124,562
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		2.750%	01/15/2020	108,000	106,204
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.500%	07/30/2029	94,000	91,945
Post Apartment Homes LP (Real Estate Investment Trusts)		4.750%	10/15/2017	46,000	47,836
Retail Opportunity Investments Partnership LP (Real Estate Investment Trusts)		5.000%	12/15/2023	47,000	48,008
Retail Opportunity Investments Partnership LP (Real Estate Investment Trusts)		4.000%	12/15/2024	14,000	13,227
Senior Housing Properties Trust (Real Estate Investment Trusts)		6.750%	12/15/2021	55,000	61,933
SL Green Realty Corp. (Real Estate Investment Trusts)		7.750%	03/15/2020	111,000	129,596
SL Green Realty Corp. (Real Estate Investment Trusts)		5.000%	08/15/2018	67,000	70,311
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	72,000	73,825
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	141,000	136,065

					7,473,850

HEALTH CARE – 0.8%
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1.800%	12/15/2017	74,000	73,896
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3.550%	04/01/2025	157,000	152,643
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		2.700%	04/01/2020	113,000	111,620
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		3.150%	04/01/2022	105,000	103,228
Fresenius Medical Care U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	5.875%	01/31/2022	116,000	124,120
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	61,000	61,458
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.200%	02/01/2022	100,000	98,180
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	72,000	79,848
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.300%	02/15/2022	48,000	47,910
Actavis Funding SCS (Pharmaceuticals)		3.000%	03/12/2020	198,000	197,842
Actavis Funding SCS (Pharmaceuticals)		3.800%	03/15/2025	143,000	142,283
Actavis Funding SCS (Pharmaceuticals)		4.550%	03/15/2035	89,000	86,504

					1,279,532

INDUSTRIALS – 0.9%
Exelis, Inc. (Aerospace & Defense)		5.550%	10/01/2021	45,000	49,349
Exelis, Inc. (Aerospace & Defense)		4.250%	10/01/2016	82,000	83,473
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	79,000	82,107

103	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
Owens Corning (Building Products)		4.200%	12/01/2024	$48,000	$46,720
Cintas Corp No. 2 (Commercial Svs. & Supplies)		2.850%	06/01/2016	48,000	48,190
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	55,000	54,147
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	136,000	129,837
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	186,000	206,164
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	48,000	50,222
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	48,000	48,389
Verisk Analytics, Inc. (Professional Svs.)		4.000%	06/15/2025	200,000	194,292
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	76,000	77,208
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	133,000	133,876
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	53,000	52,142
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	10/30/2020	181,000	185,299

					1,441,415

INFORMATION TECHNOLOGY – 1.4%
Harris Corp. (Communications Equip.)		3.832%	04/27/2025	44,000	43,341
Harris Corp. (Communications Equip.)		5.054%	04/27/2045	62,000	60,705
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3.750%	09/01/2016	88,000	89,272
Molex Electronic Technologies, LLC (Electronic Equip., Instr. & Comp.)	(b)	2.878%	04/15/2020	24,000	23,384
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	195,000	193,859
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	03/15/2022	12,000	12,472
Fidelity National Information Services, Inc. (IT Svs.)		3.625%	10/15/2020	253,000	256,406
Fidelity National Information Services, Inc. (IT Svs.)		4.500%	10/15/2022	116,000	118,125
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	10/15/2025	434,000	447,976
TSMC Global Ltd. (Semiconductors & Equip.)	(b)	1.625%	04/03/2018	318,000	311,712
Autodesk, Inc. (Software)		3.600%	12/15/2022	40,000	38,873
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	160,000	158,869
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.750%	06/01/2023	33,000	28,887
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.750%	01/01/2025	362,000	301,604
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	5.750%	12/01/2034	96,000	67,177
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)	(b)	4.875%	06/01/2027	89,000	68,336

					2,220,998

MATERIALS – 0.9%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	135,000	129,027
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	49,000	47,389
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	67,000	68,340
Ashland, Inc. (Chemicals)		6.875%	05/15/2043	88,000	83,600
LyondellBasell Industries NV (Chemicals)		4.625%	02/26/2055	183,000	148,405
Hanson Ltd. (Construction Materials)		6.125%	08/15/2016	66,000	67,732
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	65,000	63,825
Vulcan Materials Co. (Construction Materials)		7.000%	06/15/2018	64,000	71,040
Vulcan Materials Co. (Construction Materials)		7.500%	06/15/2021	35,000	40,775
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	189,000	187,110
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	58,000	58,906
Alcoa, Inc. (Metals & Mining)		5.125%	10/01/2024	133,000	121,030
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	105,000	97,782
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	74,000	73,890
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	176,000	174,048

					1,432,899

UTILITIES – 0.1%
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	66,000	69,135

Total Corporate Bonds (Cost $19,545,145)					$19,019,908

Preferred Stocks – 0.3%			Rate	Quantity	Value
FINANCIALS – 0.1%
Zions Bancorporation (Banks)	(e)		5.800%	28,000	$26,810
Charles Schwab Corp. Series A / The (Capital Markets)	(e)		7.000%	139,000	157,765
General Electric Capital Corp. (Diversified Financial Svs.)			4.700%	295	7,514

					192,089

INDUSTRIALS – 0.2%
General Electric Co. (Industrial Conglomerates)	(e)		4.000%	123,450	123,450
General Electric Co. (Industrial Conglomerates)	(e)		4.100%	118,430	118,134

					241,584

Total Preferred Stocks (Cost $420,471)					$433,673

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

Trust Preferred Securities – 0.4%			Rate	Quantity	Value
FINANCIALS – 0.4%
Citigroup Capital XIII (Banks)	(e)		QL + 637	3,000	$77,970
Goldman Sachs Capital I (Capital Markets)			6.345%	191,000	223,319
Morgan Stanley Capital Trust III (Capital Markets)			6.250%	581	14,804
Morgan Stanley Capital Trust IV (Capital Markets)			6.250%	82	2,080
Morgan Stanley Capital Trust V (Capital Markets)			5.750%	26	655
Morgan Stanley Capital Trust VIII (Capital Markets)			6.450%	150	3,796
GE Capital Trust I (Diversified Financial Svs.)	(e)		6.375%	325,000	337,797

Total Trust Preferred Securities (Cost $672,880)					$660,421

Preferred Stock Depository Receipts – 0.5%			Rate	Quantity	Value
FINANCIALS – 0.5%
Bank of America Corp. (Banks)	(f)		8.000%	139,000	$141,433
Wells Fargo & Co. (Banks)	(f)		5.875%	31,000	32,628
Wells Fargo & Co. (Banks)	(f)		6.625%	3,225	92,654
Morgan Stanley (Capital Markets)	(f)		5.550%	104,000	104,000
Morgan Stanley (Capital Markets)	(f)		6.875%	4,400	122,100
Morgan Stanley (Capital Markets)	(f)		7.125%	4,425	126,555
Discover Financial Services (Consumer Finance)			6.500%	6,175	163,452

Total Preferred Stock Depository Receipts (Cost $774,732)					$782,822

Master Limited Partnerships – 1.4%				Shares	Value
FINANCIALS – 1.4%
Blackstone Group LP / The (Capital Markets)				73,905	$2,160,982

Total Master Limited Partnerships (Cost $2,402,690)					$2,160,982

Asset-Backed / Mortgage-Backed Securities – 1.8%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.7%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(b)	4.277%	09/05/2044	$7,000	$7,089
CKE Restaurant Holdings, Inc. 2013-1A A2	(b)	4.474%	03/20/2043	431,438	429,043
DB Master Finance LLC 2015-1A A2I	(b)	3.262%	02/20/2045	49,625	49,104
Domino’s Pizza Master Issuer LLC 2012-1A A2	(b)	5.216%	01/25/2042	174,206	179,218
Domino’s Pizza Master Issuer LLC 2015-1A A2I	(b)	3.484%	10/25/2045	124,000	121,520
Hilton U.S.A. Trust 2013-HLT DFX	(b)	4.407%	11/05/2030	125,000	125,108
Hilton U.S.A. Trust 2013-HLT EFX	(b)	4.453%	11/05/2030	150,000	149,960
Wendys Funding LLC 2015-1A A2I	(b)	3.371%	06/15/2045	84,788	82,726

					1,143,768

FINANCIALS – 1.1%
American Tower Trust I 13 1A	(b)	1.551%	03/15/2043	60,000	58,599
AmeriCredit Automobile Receivables Trust 2012-4 E	(b)	3.820%	02/10/2020	145,000	146,758
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	19,738
Banc of America Commercial Mortgage Trust 2006-6 AJ		5.421%	10/10/2045	320,000	324,470
COMM 2007-C9 Mortgage Trust AJ		5.650%	12/10/2049	10,000	10,129
GCCFC Commercial Mortgage Trust 2007-GG11 AM		5.867%	12/10/2049	25,000	25,969
GAHR Commericial Mortgage Trust 2015-NRF DFX	(b)	3.382%	12/15/2019	10,000	9,621
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO D	(b)	3.631%	01/15/2032	287,000	284,952
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	340,389
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	52,526
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM		5.383%	12/15/2043	46,628	48,179
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	40,000	39,961
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ		5.952%	02/15/2051	25,621	26,111
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP B	(b)	3.081%	07/15/2036	150,000	149,747
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP D	(b)	4.831%	07/15/2036	100,000	99,986
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(b)	3.621%	09/05/2032	44,000	41,169

					1,678,304

Total Asset-Backed / Mortgage-Backed Securities (Cost $2,864,710)					$2,822,072

U.S. Treasury Obligations – 7.9%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.000%	09/15/2018	$443,000	$439,899
U.S. Treasury Note		1.375%	09/30/2018	1,206,000	1,209,952
U.S. Treasury Note		1.250%	10/31/2018	453,000	452,424
U.S. Treasury Note		1.625%	07/31/2019	389,000	390,427
U.S. Treasury Note		1.750%	09/30/2019	347,000	349,419
U.S. Treasury Note		1.500%	10/31/2019	520,000	518,474
U.S. Treasury Note		1.625%	12/31/2019	534,000	534,134
U.S. Treasury Note		1.375%	09/30/2020	543,000	533,749

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.125%	09/30/2021	$279,000	$282,011
U.S. Treasury Note		2.125%	12/31/2021	392,000	395,544
U.S. Treasury Note		1.750%	05/15/2023	120,000	116,903
U.S. Treasury Note		2.500%	08/15/2023	442,000	453,470
U.S. Treasury Note		2.750%	11/15/2023	621,000	648,078
U.S. Treasury Note		2.500%	05/15/2024	322,000	329,010
U.S. Treasury Note	(i)	2.250%	11/15/2024	1,865,000	1,863,907
U.S. Treasury Note		2.000%	02/15/2025	56,000	54,737
U.S. Treasury Note		2.000%	08/15/2025	441,000	429,968
U.S. Treasury Note		2.250%	11/15/2025	952,000	949,869
U.S. Treasury Note		3.750%	11/15/2043	330,000	379,368
U.S. Treasury Note		3.625%	02/15/2044	92,000	103,295
U.S. Treasury Note		3.375%	05/15/2044	79,000	84,619
U.S. Treasury Note		2.500%	02/15/2045	61,000	54,619
U.S. Treasury Note		3.000%	05/15/2045	333,000	330,840
U.S. Treasury Note		3.000%	11/15/2045	1,288,000	1,281,704

Total U.S. Treasury Obligations (Cost $12,321,589)					$12,186,420

U.S. Government Agency Mortgage-Backed Securities – 7.0%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		4.000%	06/01/2029	$6,721	$7,186
Fannie Mae Pool		4.000%	09/01/2029	241,633	258,335
Fannie Mae Pool		3.500%	10/01/2029	27,527	28,868
Fannie Mae Pool		3.500%	05/01/2033	404,745	423,935
Fannie Mae Pool		4.000%	04/01/2034	22,642	24,392
Fannie Mae Pool		5.500%	04/01/2040	288,820	322,193
Fannie Mae Pool		4.500%	01/01/2041	107,253	117,995
Fannie Mae Pool		5.500%	05/01/2041	7,255	8,082
Fannie Mae Pool		5.500%	06/01/2041	38,092	43,125
Fannie Mae Pool		5.500%	07/01/2041	39,809	44,353
Fannie Mae Pool		4.500%	11/01/2041	310,505	341,310
Fannie Mae Pool		5.500%	02/01/2042	166,303	185,345
Fannie Mae Pool		4.000%	06/01/2042	15,759	16,773
Fannie Mae Pool		3.500%	07/01/2042	36,976	38,286
Fannie Mae Pool		4.000%	07/01/2042	120,816	128,584
Fannie Mae Pool		4.000%	08/01/2042	7,224	7,689
Fannie Mae Pool		4.000%	09/01/2042	9,252	9,851
Fannie Mae Pool		4.000%	12/01/2042	6,066	6,483
Fannie Mae Pool		3.500%	01/01/2043	41,639	43,012
Fannie Mae Pool		3.500%	02/01/2043	64,007	66,109
Fannie Mae Pool		3.500%	02/01/2043	41,931	43,315
Fannie Mae Pool		4.500%	03/01/2043	204,715	224,606
Fannie Mae Pool		4.000%	07/01/2043	738,973	786,692
Fannie Mae Pool		4.000%	08/01/2043	22,609	24,071
Fannie Mae Pool		3.500%	04/01/2044	6,900	7,149
Fannie Mae Pool		3.500%	05/01/2044	49,699	51,657
Fannie Mae Pool		4.500%	05/01/2044	311,793	343,782
Fannie Mae Pool		5.500%	05/01/2044	111,797	124,716
Fannie Mae Pool		4.000%	06/01/2044	172,266	183,352
Fannie Mae Pool		4.000%	07/01/2044	50,666	54,243
Fannie Mae Pool		5.000%	07/01/2044	250,107	281,150
Fannie Mae Pool		4.000%	08/01/2044	32,084	34,349
Fannie Mae Pool		4.500%	08/01/2044	73,995	81,587
Fannie Mae Pool		4.500%	10/01/2044	47,326	52,035
Fannie Mae Pool		4.500%	10/01/2044	56,748	62,579
Fannie Mae Pool		3.500%	02/01/2045	52,390	54,116
Fannie Mae Pool		4.500%	03/01/2045	87,144	95,831
Fannie Mae Pool		4.500%	05/01/2045	164,653	181,573
Fannie Mae Pool		4.500%	06/01/2045	175,235	192,719
Fannie Mae Pool		4.000%	09/01/2045	202,812	215,957
Fannie Mae Pool		4.500%	10/01/2045	338,300	371,182
Freddie Mac Gold Pool		3.500%	07/01/2029	86,097	90,118
Freddie Mac Gold Pool		3.500%	09/01/2029	371,277	388,660
Freddie Mac Gold Pool		5.500%	08/01/2041	139,588	159,149
Freddie Mac Gold Pool		5.500%	08/01/2041	390,104	440,220
Freddie Mac Gold Pool		3.500%	02/01/2044	19,188	19,818
Freddie Mac Gold Pool		4.500%	05/01/2044	196,750	216,361
Freddie Mac Gold Pool		4.000%	08/01/2044	87,052	92,897
Freddie Mac Gold Pool		4.500%	06/01/2045	117,204	129,018
Ginnie Mae I Pool		5.000%	01/15/2040	258,560	285,949
Ginnie Mae I Pool		5.000%	05/15/2040	126,940	141,655

106	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Ginnie Mae I Pool	4.500%	05/15/2044	$26,972	$29,425
Ginnie Mae I Pool	5.000%	06/15/2044	82,374	92,181
Ginnie Mae I Pool	5.000%	06/15/2044	42,043	47,138
Ginnie Mae I Pool	4.000%	01/15/2045	447,881	478,242
Ginnie Mae I Pool	4.000%	03/15/2045	1,054,206	1,127,360
Ginnie Mae I Pool	4.000%	04/15/2045	160,973	173,292
Ginnie Mae II Pool	5.500%	11/20/2037	5,904	6,537
Ginnie Mae II Pool	5.500%	05/20/2042	8,516	9,491
Ginnie Mae II Pool	5.000%	12/20/2044	407,927	456,806
Ginnie Mae II Pool	5.000%	09/20/2045	100,655	110,766
Ginnie Mae II Pool	4.000%	11/20/2045	653,274	706,277

Total U.S. Government Agency Mortgage-Backed Securities (Cost $10,827,344)				$10,789,927

Purchased Options – 6.6%		Expiration	Exercise Price	Contracts (h)	Value
S&P 500 Index Call Option		December 2017	$1,900.00	12	$326,940
S&P 500 Index Call Option		December 2017	$1,950.00	19	460,655
S&P 500 Index Call Option		December 2017	$2,000.00	2	42,690
S&P 500 Index Call Option		December 2017	$2,050.00	4	74,520
S&P 500 Index Call Option		December 2017	$2,100.00	9	144,000
S&P 500 Index Put Option		December 2017	$1,900.00	12	202,920
S&P 500 Index Put Option		December 2017	$1,950.00	19	354,635
S&P 500 Index Put Option		December 2017	$2,000.00	2	41,120
S&P 500 Index Put Option		December 2017	$2,050.00	4	90,660
S&P 500 Index Put Option		December 2017	$2,100.00	9	223,785
SPDR S&P 500 ETF Trust Call Option		December 2017	$185.00	50	154,500
SPDR S&P 500 ETF Trust Call Option		December 2017	$190.00	206	570,414
SPDR S&P 500 ETF Trust Call Option		December 2017	$195.00	226	559,915
SPDR S&P 500 ETF Trust Call Option		December 2017	$200.00	400	870,000
SPDR S&P 500 ETF Trust Call Option		December 2017	$205.00	420	783,720
SPDR S&P 500 ETF Trust Call Option		December 2017	$210.00	425	685,525
SPDR S&P 500 ETF Trust Call Option		December 2017	$215.00	137	191,800
SPDR S&P 500 ETF Trust Call Option		December 2017	$220.00	99	115,335
SPDR S&P 500 ETF Trust Put Option		December 2017	$185.00	50	77,000
SPDR S&P 500 ETF Trust Put Option		December 2017	$190.00	206	351,333
SPDR S&P 500 ETF Trust Put Option		December 2017	$195.00	226	426,575
SPDR S&P 500 ETF Trust Put Option		December 2017	$200.00	400	820,800
SPDR S&P 500 ETF Trust Put Option		December 2017	$205.00	420	947,100
SPDR S&P 500 ETF Trust Put Option		December 2017	$210.00	425	1,066,750
SPDR S&P 500 ETF Trust Put Option		December 2017	$215.00	137	380,586
SPDR S&P 500 ETF Trust Put Option		December 2017	$220.00	99	299,475

Total Purchased Options (Cost $10,926,474)					$10,262,753

Money Market Funds – 14.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				15,000,000	$15,000,000
Short-Term Investments Trust – STIC Prime Portfolio				6,874,000	6,874,000

Total Money Market Funds (Cost $21,874,000)					$21,874,000

Total Investments – 99.8% (Cost $152,441,668)	(j)				$154,089,692
Other Assets in Excess of Liabilities – 0.2%	(k)				234,328

Net Assets – 100.0%					$154,324,020

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 0.613% on 12/31/2015

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At December 31, 2015, the value of these securities totaled $6,536,736, or 4.2% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $1,497,266, or 1.0% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at December 31, 2015.

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	December 31, 2015

(e)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2015.

(f)	Security is a variable rate preferred stock depository receipt in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at December 31, 2015.

(g)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(h)	100 shares per contract.

(i)	Security is fully or partially pledged as collateral for futures contracts outstanding at December 31, 2015.

(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(k)	Includes $230,460 of cash pledged as collateral for the following futures contracts outstanding at December 31, 2015:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	S&P 500 E-mini	March 18, 2016	198	$20,150,460	$19,835,303	$315,157	$–
Long	10-Year U.S. Treasury Note	March 21, 2016	668	$84,105,375	$84,329,105	$(223,730)	$–

						$91,427	$–

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2015

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Assets:
Investments in securities, at value*	$553,060,204	$157,491,579	$151,109,848	$48,745,204	$159,875,926	$438,798,870	$78,056,219	$51,594,899
Cash	561	66,778,531	440	356	24,146	106	95	623
Cash subject to usage restrictions	—	—	—	—	211,708	—	28,437	—
Foreign currencies, at value**	—	—	—	—	554	—	—	—
Receivable for securities sold	—	—	—	371,990	—	—	17,816	—
Due from adviser	—	42,319	—	—	—	—	—	—
Receivable for fund shares sold	97,654	2,072,378	1,682,060	48,434	59,781	81,651	63,083	12,371
Dividends and accrued interest receivable	689,670	4,021	1,524,160	149,352	181,762	317,033	59,260	17,311
Foreign tax reclaim receivable	—	—	—	680	152,000	26,908	24,410	2,736
Prepaid expenses and other assets	3,894	837	674	355	1,262	3,295	584	350
Unrealized apppreciation on foreign currency contracts	—	—	—	—	300,669	—	463,110	—

Total assets	553,851,983	226,389,665	154,317,182	49,316,371	160,807,808	439,227,863	78,713,014	51,628,290

Liabilities:
Payable for securities purchased	—	—	—	437,811	—	—	—	—
Payable for fund shares redeemed	18,168,488	1,529,335	180,634	136,289	1,194,480	8,484,187	265,536	224,275
Payable for investment management services	356,108	48,231	73,794	25,080	113,640	281,265	66,492	35,274
Accrued custody expense	1,707	849	576	647	10,888	1,904	6,507	465
Accrued professional fees	14,435	13,653	13,478	13,217	13,489	14,182	13,287	13,220
Accrued accounting fees	8,658	4,161	4,557	2,987	5,150	7,291	2,893	1,657
Accrued printing and filing fees	13,627	5,510	3,732	1,208	3,973	10,875	2,049	1,264
Withholding tax payable	—	—	—	—	16,788	—	29,270	338
Variation margin payable on futures contracts	—	—	—	—	24,645	—	57	—
Unrealized depreciation on foreign currency contracts	—	—	—	—	447,196	—	—	—

Total liabilities	18,563,023	1,601,739	276,771	617,239	1,830,249	8,799,704	386,091	276,493

Net assets	$535,288,960	$224,787,926	$154,040,411	$48,699,132	$158,977,559	$430,428,159	$78,326,923	$51,351,797

Net assets consist of:
Par value, $1 per share	$16,717,342	$22,478,805	$10,050,496	$1,993,056	$12,716,405	$13,092,688	$2,612,495	$3,402,950
Paid-in capital in excess of par value	517,027,671	202,309,121	150,174,610	43,881,550	208,431,303	391,027,342	58,095,578	36,598,945
Accumulated net realized gain (loss) on investments	(2,269,841)	—	(7,870,085)	2,026,826	(76,274,768)	35,350,953	6,048,478	3,932,832
Net unrealized appreciation (depreciation) on:
Investments	3,551,681	—	(3,926,010)	707,314	10,282,340	(9,598,156)	11,103,378	7,417,265
Foreign currency contracts	—	—	—	—	(146,527)	—	463,110	—
Futures contracts	—	—	—	—	(124,315)	—	(20,803)	—
Other foreign currency related transactions	—	—	—	—	(10,440)	(2,783)	(27,848)	(195)
Undistributed net investment income (loss)	262,107	—	5,611,400	90,386	4,103,561	558,115	52,535	—

Net assets	$535,288,960	$224,787,926	$154,040,411	$48,699,132	$158,977,559	$430,428,159	$78,326,923	$51,351,797

* Investments in securities, at cost	$549,508,523	$157,491,579	$155,035,858	$48,037,890	$149,593,586	$448,397,026	$66,952,841	$44,177,634

** Foreign currencies, at cost	$—	$—	$—	$—	$117	$—	$—	$—

Shares outstanding	16,717,342	22,478,805	10,050,496	1,993,056	12,716,405	13,092,688	2,612,495	3,402,950

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	30,000,000	10,000,000	30,000,000	25,000,000	7,000,000	7,000,000

Net asset value per share	$32.02	$10.00	$15.33	$24.43	$12.50	$32.88	$29.98	$15.09

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2015

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Assets:
Investments in securities, at value*	$240,757,433	$78,870,840	$409,933,727	$315,282,603	$186,973,268	$93,428,765	$138,859,859	$218,525,388
Cash	652	318	1,146,494	827	725	217	333,173	665
Receivable for securities sold	155,567	—	—	—	—	130,843	—	10,533,519
Receivable for fund shares sold	127,291	44,317	215,820	112,249	4,239,484	556,971	129,968	209,665
Dividends and accrued interest receivable	63,688	26,410	622,000	1,533,892	3,371,180	116,123	56,147	146,059
Foreign tax reclaim receivable	1,867	—	3,899	80,499	—	—	—	3,798
Prepaid expenses and other assets	1,703	639	2,983	2,433	913	626	960	1,710

Total assets	241,108,201	78,942,524	411,924,923	317,012,503	194,585,570	94,233,545	139,380,107	229,420,804

Liabilities:
Payable for securities purchased	570,050	—	371,772	—	—	—	—	2,637,557
Payable for fund shares redeemed	2,115,341	163,976	670,687	6,926,047	219,186	143,359	747,150	7,931,593
Payable for investment management services	161,909	57,240	124,017	191,025	115,470	68,369	45,694	144,371
Accrued custody expense	1,495	539	1,204	1,641	713	334	418	1,155
Accrued professional fees	13,681	13,293	14,090	13,951	13,584	13,325	13,426	13,647
Accrued accounting fees	4,773	2,145	8,619	5,379	10,922	2,391	3,097	4,139
Accrued printing and filing fees	5,946	1,960	10,179	7,848	4,682	2,300	3,417	5,625
Withholding tax payable	—	—	714	57,846	—	—	—	—

Total liabilities	2,873,195	239,153	1,201,282	7,203,737	364,557	230,078	813,202	10,738,087

Net assets	$238,235,006	$78,703,371	$410,723,641	$309,808,766	$194,221,013	$94,003,467	$138,566,905	$218,682,717

Net assets consist of:
Par value, $1 per share	$9,525,145	$2,632,143	$18,820,444	$22,012,469	$12,279,549	$2,349,989	$11,742,603	$10,176,589
Paid-in capital in excess of par value	205,582,454	64,961,340	254,587,264	255,021,362	190,114,075	77,697,458	68,750,367	179,591,148
Accumulated net realized gain (loss) on investments	6,492,841	5,121,887	4,811,305	7,057,251	(975,549)	13,209,381	3,455,737	21,034,274
Net unrealized appreciation (depreciation) on:
Investments	16,814,197	5,988,001	131,426,408	24,219,143	(19,614,737)	746,639	54,472,473	7,738,164
Foreign currency related transactions	(191)	—	—	(18,358)	—	—	—	—
Undistributed net investment income (loss)	(179,440)	—	1,078,220	1,516,899	12,417,675	—	145,725	142,542

Net assets	$238,235,006	$78,703,371	$410,723,641	$309,808,766	$194,221,013	$94,003,467	$138,566,905	$218,682,717

* Investments in securities, at cost	$223,943,236	$72,882,839	$278,507,319	$291,063,460	$206,588,005	$92,682,126	$84,387,386	$210,787,224

Shares outstanding	9,525,145	2,632,143	18,820,444	22,012,469	12,279,549	2,349,989	11,742,603	10,176,589

Authorized Fund shares allocated to Portfolio	15,000,000	6,000,000	35,000,000	65,000,000	35,000,000	5,000,000	25,000,000	40,000,000

Net asset value per share	$25.01	$29.90	$21.82	$14.07	$15.82	$40.00	$11.80	$21.49

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Assets and Liabilities	December 31, 2015

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$163,178,388	$853,671,072	$46,290,871	$116,397,619	$154,089,692
Cash	240	5,405,437	711	252	1,665
Cash subject to usage restrictions	—	—	—	—	230,460
Receivable for securities sold	1,507,285	5,044,193	—	6,329,914	—
Receivable for fund shares sold	100,017	2,864,967	2,147	30,270	375,402
Dividends and accrued interest receivable	43,187	3,142,570	66,041	59,749	434,527
Foreign tax reclaim receivable	—	16,717	5,198	—	—
Prepaid expenses and other assets	1,294	6,496	375	907	724

Total assets	164,830,411	870,151,452	46,365,343	122,818,711	155,132,470

Liabilities:
Options written, at value**	—	372,000	—	—	—
Payable for securities purchased	1,451,654	2,926,203	—	2,165,131	105,155
Payable for fund shares redeemed	1,073,004	1,440,335	50,235	4,328,393	559,495
Payable for investment management services	114,894	432,379	23,960	80,425	115,341
Accrued custody expense	1,313	3,108	214	625	2,811
Accrued professional fees	13,502	15,136	13,440	13,387	13,428
Accrued accounting fees	3,391	13,972	1,940	2,630	8,530
Accrued printing and filing fees	4,058	21,276	1,160	2,979	3,690
Withholding tax payable	—	5,006	2,138	—	—

Total liabilities	2,661,816	5,229,415	93,087	6,593,570	808,450

Net assets	$162,168,595	$864,922,037	$46,272,256	$116,225,141	$154,324,020

Net assets consist of:
Par value, $1 per share	$8,275,790	$45,538,142	$3,351,089	$6,712,745	$14,473,682
Paid-in capital in excess of par value	149,065,562	792,411,461	46,830,954	90,497,287	140,368,908
Accumulated net realized gain (loss) on investments	18,771,203	28,849,357	(3,636,049)	9,487,227	(2,522,952)
Net unrealized appreciation (depreciation) on:
Investments	(13,943,960)	(4,500,560)	(364,942)	9,487,320	1,648,024
Futures contracts	—	—	—	—	91,427
Other foreign currency related transactions	—	(815)	—	—	—
Written options	—	172,685	—	—	—
Undistributed net investment income (loss)	—	2,451,767	91,204	40,562	264,931

Net assets	$162,168,595	$864,922,037	$46,272,256	$116,225,141	$154,324,020

* Investments in securities, at cost	$177,122,348	$858,171,632	$46,655,813	$106,910,299	$152,441,668

** Premiums received on options written	$—	$544,685	$—	$—	$—

Shares outstanding	8,275,790	45,538,142	3,351,089	6,712,745	14,473,682

Authorized Fund shares allocated to Portfolio	30,000,000	55,000,000	10,000,000	25,000,000	15,000,000

Net asset value per share	$19.60	$18.99	$13.81	$17.31	$10.66

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2015

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio
Investment income:
Interest	$—	$119,670	$6,644,396	$435,863	$36	$—	$4	$323
Dividends, net of taxes withheld*	7,840,138	21,727	2,057	491,025	3,816,936	7,401,684	1,060,224	384,599

Total investment income	7,840,138	141,397	6,646,453	926,888	3,816,972	7,401,684	1,060,228	384,922

Expenses:
Management fees	3,966,899	576,908	911,009	278,587	1,430,001	3,339,447	788,699	367,454
Custodian fees	19,511	10,512	6,755	7,880	151,422	21,229	93,013	6,377
Directors’ fees	55,847	22,258	17,138	5,142	18,645	47,701	8,574	5,005
Professional fees	34,761	24,868	23,101	19,356	23,394	32,171	20,393	19,337
Accounting fees	93,249	47,735	56,024	32,398	67,393	81,835	36,798	16,672
Printing and filing fees	34,453	15,695	10,406	3,931	11,098	28,578	6,160	3,603
Compliance expense	9,381	9,381	9,381	9,381	9,381	9,381	9,381	9,381
Other	8,781	2,965	2,239	956	9,813	7,017	3,677	955

Total expenses	4,222,882	710,322	1,036,053	357,631	1,721,147	3,567,359	966,695	428,784

Less expenses reduced or reimbursed by adviser	—	(568,925)	—	—	—	—	—	—

Net expenses	4,222,882	141,397	1,036,053	357,631	1,721,147	3,567,359	966,695	428,784

Net investment income (loss)	3,617,256	—	5,610,400	569,257	2,095,825	3,834,325	93,533	(43,862)

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	45,846,599	—	2,188,579	2,180,458	(7,764,751)	36,861,690	6,062,714	4,256,616
Futures contracts	—	—	—	—	(2,254,839)	—	(8,737)	—
Foreign currency contracts	—	—	—	—	3,349,877	—	(12,870)	—
Other foreign currency related transactions	—	—	—	—	54,800	(14,365)	(28,128)	(200)
Change in unrealized appreciation/depreciation on:
Investments	(62,046,849)	—	(11,088,723)	(2,270,120)	5,863,257	(46,510,705)	(464,380)	(157,386)
Futures contracts	—	—	—	—	(79,013)	—	(20,803)	—
Foreign currency contracts	—	—	—	—	(1,371,025)	—	462,965	—
Other foreign currency related transactions	—	—	—	—	36,747	(1,646)	(24,076)	37

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(16,200,250)	—	(8,900,144)	(89,662)	(2,164,947)	(9,665,026)	5,966,685	4,099,067

Change in net assets from operations	$(12,582,994)	$—	$(3,289,744)	$479,595	$(69,122)	$(5,830,701)	$6,060,218	$4,055,205

* Taxes withheld	$—	$—	$—	$—	$649,949	$185,138	$84,985	$4,882

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2015

	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio
Investment income:
Interest	$1,104	$—	$—	$—	$14,141,323	$—	$—	$—
Dividends, net of taxes withheld*	1,629,675	631,164	8,651,378	14,022,733	5,236	574,036	1,642,031	3,160,810

Total investment income	1,630,779	631,164	8,651,378	14,022,733	14,146,559	574,036	1,642,031	3,160,810

Expenses:
Management fees	1,756,593	731,480	1,439,882	2,363,112	1,536,816	706,249	506,610	1,728,774
Custodian fees	20,477	8,664	22,420	32,055	10,522	6,054	8,493	14,029
Directors’ fees	24,129	9,209	43,489	35,024	23,254	8,548	14,068	25,081
Professional fees	25,137	20,589	30,962	27,798	24,919	38,397	22,081	25,370
Accounting fees	50,701	24,959	102,717	68,845	139,619	25,463	34,206	49,346
Printing and filing fees	15,845	6,027	24,477	21,449	14,277	12,498	8,678	16,970
Compliance expense	9,381	9,381	9,381	9,381	9,381	9,381	9,381	9,381
Other	3,848	2,049	8,615	8,488	3,614	1,822	2,711	5,412

Total expenses	1,906,111	812,358	1,681,943	2,566,152	1,762,402	808,412	606,228	1,874,363

Net investment income (loss)	(275,332)	(181,194)	6,969,435	11,456,581	12,384,157	(234,376)	1,035,803	1,286,447

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	6,834,827	6,123,950	7,650,057	6,995,988	(949,435)	13,222,203	3,980,078	22,223,785
Foreign currency related transactions	(348)	—	—	(130,694)	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(5,327,106)	(10,394,162)	(9,995,310)	(5,116,834)	(17,429,312)	(14,029,088)	6,340,633	(13,681,233)
Foreign currency related transactions	(191)	—	—	(4,006)	—	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	1,507,182	(4,270,212)	(2,345,253)	1,744,454	(18,378,747)	(806,885)	10,320,711	8,542,552

Change in net assets from operations	$1,231,850	$(4,451,406)	$4,624,182	$13,201,035	$(5,994,590)	$(1,041,261)	$11,356,514	$9,828,999

* Taxes withheld	$12,720	$—	$49	$426,633	$—	$1,775	$231	$—

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Operations	For the Year Ended December 31, 2015

	Bryton Growth Portfolio	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Investment income:
Interest	$—	$9,987,557	$—	$—	$763,993
Dividends, net of taxes withheld**	622,831	9,218,359	1,203,638	1,601,723	830,423

Total investment income	622,831	19,205,916	1,203,638	1,601,723	1,594,416

Expenses:
Management fees	1,424,898	5,120,772	312,614	969,158	747,996
Custodian fees	16,915	35,965	21,393	8,311	41,843
Directors’ fees	18,977	92,799	5,550	13,374	9,057
Professional fees	23,547	47,608	25,013	21,845	20,793
Accounting fees	40,232	162,910	22,051	30,392	87,236
Printing and filing fees	13,312	53,616	3,599	10,041	7,449
Compliance expense	9,381	9,381	9,381	9,381	9,380
Other	3,963	13,826	1,238	2,883	1,237

Total expenses	1,551,225	5,536,877	400,839	1,065,385	924,991

Net investment income (loss)	(928,394)	13,669,039	802,799	536,338	669,425

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	20,443,670	24,615,481	2,814,877	10,012,228	(2,133,997)
Futures contracts	—	—	—	—	(83,930)
Foreign currency related transactions	—	(1,493)	—	—	(94)
Written options	—	4,648,375	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(24,955,849)	(32,147,673)	(5,122,274)	(3,703,251)	851,385
Futures contracts	—	—	—	—	(51,559)
Foreign currency related transactions	—	(815)	—	—	—
Written options	—	(236,603)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(4,512,179)	(3,122,728)	(2,307,397)	6,308,977	(1,418,195)

Change in net assets from operations	$(5,440,573)	$10,546,311	$(1,504,598)	$6,845,315	$(748,770)

* Taxes withheld	$—	$33,979	$48,755	$—	$1,802

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income	$3,617,256	$2,046,357	$—	$—	$5,610,400	$5,057,141	$569,257	$395,534
Net realized gain on investments and foreign currency related transactions	45,846,599	33,346,801	—	—	2,188,579	1,319,586	2,180,458	6,306,647
Change in unrealized appreciation/depreciation on investments	(62,046,849)	6,063,115	—	—	(11,088,723)	2,254,423	(2,270,120)	(2,442,237)

Change in net assets from operations	(12,582,994)	41,456,273	—	—	(3,289,744)	8,631,150	479,595	4,259,944

Distributions to shareholders:
Distributions from net investment income	(3,223,171)	(1,660,324)	—	—	—	—	(478,871)	(341,371)

Capital transactions:
Received from shares sold	130,000,804	315,246,386	176,016,856	192,184,015	45,521,831	46,735,844	22,103,189	2,915,916
Received from dividends reinvested	3,223,171	1,660,324	—	—	—	—	478,871	341,371
Paid for shares redeemed	(100,864,266)	(59,401,285)	(153,241,617)	(251,269,999)	(46,855,502)	(48,280,931)	(11,080,234)	(7,867,809)

Change in net assets from capital transactions	32,359,709	257,505,425	22,775,239	(59,085,984)	(1,333,671)	(1,545,087)	11,501,826	(4,610,522)

Change in net assets	16,553,544	297,301,374	22,775,239	(59,085,984)	(4,623,415)	7,086,063	11,502,550	(691,949)
Net assets:
Beginning of year	518,735,416	221,434,042	202,012,687	261,098,671	158,663,826	151,577,763	37,196,582	37,888,531

End of year	$535,288,960	$518,735,416	$224,787,926	$202,012,687	$154,040,411	$158,663,826	$48,699,132	$37,196,582

Undistributed net investment income	$262,107	$386,033	$—	$—	$5,611,400	$5,057,141	$90,386	$54,163

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,095,825	$2,572,757	$3,834,325	$1,213,441	$93,533	$277,179	$(43,862)	$(87,987)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(6,614,913)	19,582,968	36,847,325	20,173,243	6,012,979	5,598,075	4,256,416	8,194,676
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	4,449,966	(39,577,450)	(46,512,351)	(1,239,649)	(46,294)	(12,565,288)	(157,349)	(4,579,372)

Change in net assets from operations	(69,122)	(17,421,725)	(5,830,701)	20,147,035	6,060,218	(6,690,034)	4,055,205	3,527,317

Distributions to shareholders:
Distributions from net investment income	—	—	(3,261,845)	(1,165,844)	—	—	—	—

Capital transactions:
Received from shares sold	18,999,736	30,187,407	63,158,311	331,391,049	27,350,020	13,115,148	19,273,663	7,560,703
Received from dividends reinvested	—	—	3,261,845	1,165,844	—	—	—	—
Paid for shares redeemed	(34,323,447)	(27,822,330)	(76,313,498)	(40,131,679)	(22,637,681)	(15,853,656)	(11,902,340)	(10,565,748)

Change in net assets from capital transactions	(15,323,711)	2,365,077	(9,893,342)	292,425,214	4,712,339	(2,738,508)	7,371,323	(3,005,045)

Change in net assets	(15,392,833)	(15,056,648)	(18,985,888)	311,406,405	10,772,557	(9,428,542)	11,426,528	522,272
Net assets:
Beginning of year	174,370,392	189,427,040	449,414,047	138,007,642	67,554,366	76,982,908	39,925,269	39,402,997

End of year	$158,977,559	$174,370,392	$430,428,159	$449,414,047	$78,326,923	$67,554,366	$51,351,797	$39,925,269

Undistributed net investment income (loss)	$4,103,561	$4,254,016	$558,115	$37,465	$52,535	$196,497	$—	$—

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(275,332)	$(394,361)	$(181,194)	$(151,221)	$6,969,435	$5,637,059	$11,456,581	$20,943,847
Net realized gain on investments and foreign currency related transactions	6,834,479	15,523,432	6,123,950	15,149,638	7,650,057	3,675,264	6,865,294	36,941,062
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,327,297)	7,521,125	(10,394,162)	(5,886,389)	(9,995,310)	33,949,693	(5,120,840)	(11,438,100)

Change in net assets from operations	1,231,850	22,650,196	(4,451,406)	9,112,028	4,624,182	43,262,016	13,201,035	46,446,809

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(5,803,104)	(4,671,250)	(9,545,259)	(17,815,244)

Capital transactions:
Received from shares sold	80,445,971	130,344,816	15,062,479	14,483,197	121,420,565	111,526,771	40,593,584	42,389,840
Received from dividends reinvested	—	—	—	—	5,803,104	4,671,250	9,545,259	17,815,244
Paid for shares redeemed	(55,586,735)	(50,387,901)	(18,579,706)	(19,935,180)	(103,525,243)	(81,517,679)	(76,596,758)	(153,890,559)

Change in net assets from capital transactions	24,859,236	79,956,915	(3,517,227)	(5,451,983)	23,698,426	34,680,342	(26,457,915)	(93,685,475)

Change in net assets	26,091,086	102,607,111	(7,968,633)	3,660,045	22,519,504	73,271,108	(22,802,139)	(65,053,910)
Net assets:
Beginning of year	212,143,920	109,536,809	86,672,004	83,011,959	388,204,137	314,933,029	332,610,905	397,664,815

End of year	$238,235,006	$212,143,920	$78,703,371	$86,672,004	$410,723,641	$388,204,137	$309,808,766	$332,610,905

Undistributed net investment income (loss)	$(179,440)	$(35,820)	$—	$—	$1,078,220	$885,679	$1,516,899	$2,817,246

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	High Income Bond Portfolio		ClearBridge Small Cap Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$12,384,157	$16,751,342	$(234,376)	$(349,357)	$1,035,803	$1,307,307	$1,286,447	$994,675
Net realized gain (loss) on investments and foreign currency related transactions	(949,435)	8,225,039	13,222,203	8,907,401	3,980,078	4,311,375	22,223,785	45,974,586
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(17,429,312)	(16,353,341)	(14,029,088)	(6,915,894)	6,340,633	12,616,165	(13,681,233)	(16,492,459)

Change in net assets from operations	(5,994,590)	8,623,040	(1,041,261)	1,642,150	11,356,514	18,234,847	9,828,999	30,476,802

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	(890,078)	(1,151,494)	(1,143,905)	(895,082)

Capital transactions:
Received from shares sold	30,680,501	45,515,603	40,142,976	16,459,619	45,816,486	43,549,332	24,394,898	17,018,019
Received from dividends reinvested	—	—	—	—	890,078	1,151,494	1,143,905	895,082
Paid for shares redeemed	(60,565,349)	(131,923,035)	(20,589,393)	(23,042,984)	(40,292,164)	(35,945,696)	(47,557,762)	(47,019,709)

Change in net assets from capital transactions	(29,884,848)	(86,407,432)	19,553,583	(6,583,365)	6,414,400	8,755,130	(22,018,959)	(29,106,608)

Change in net assets	(35,879,438)	(77,784,392)	18,512,322	(4,941,215)	16,880,836	25,838,483	(13,333,865)	475,112
Net assets:
Beginning of year	230,100,451	307,884,843	75,491,145	80,432,360	121,686,069	95,847,586	232,016,582	231,541,470

End of year	$194,221,013	$230,100,451	$94,003,467	$75,491,145	$138,566,905	$121,686,069	$218,682,717	$232,016,582

Undistributed net investment income (loss)	$12,417,675	$16,758,701	$—	$5,390	$145,725	$155,813	$142,542	$99,593

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bryton Growth Portfolio		Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio
	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(928,394)	$(818,246)	$13,669,039	$7,584,554	$802,799	$954,277	$536,338	$425,637
Net realized gain on investments, foreign currency related transactions, and written options	20,443,670	22,063,567	29,262,363	15,476,691	2,814,877	6,802,148	10,012,228	20,039,564
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	(24,955,849)	(9,867,313)	(32,385,091)	8,993,866	(5,122,274)	(3,839,788)	(3,703,251)	(6,250,848)

Change in net assets from operations	(5,440,573)	11,378,008	10,546,311	32,055,111	(1,504,598)	3,916,637	6,845,315	14,214,353

Distributions to shareholders:
Distributions from net investment income	—	—	(11,143,284)	(6,075,617)	(711,595)	(854,149)	(495,776)	(370,603)

Capital transactions:
Received from shares sold	33,757,924	30,786,203	192,294,038	624,661,369	3,534,416	6,144,750	40,862,885	10,802,580
Received from dividends reinvested	—	—	11,143,284	6,075,617	711,595	854,149	495,776	370,603
Paid for shares redeemed	(45,234,692)	(43,857,130)	(171,051,951)	(72,643,183)	(10,899,471)	(8,637,548)	(55,536,366)	(23,225,588)

Change in net assets from capital transactions	(11,476,768)	(13,070,927)	32,385,371	558,093,803	(6,653,460)	(1,638,649)	(14,177,705)	(12,052,405)

Change in net assets	(16,917,341)	(1,692,919)	31,788,398	584,073,297	(8,869,653)	1,423,839	(7,828,166)	1,791,345
Net assets:
Beginning of year	179,085,936	180,778,855	833,133,639	249,060,342	55,141,909	53,718,070	124,053,307	122,261,962

End of year	$162,168,595	$179,085,936	$864,922,037	$833,133,639	$46,272,256	$55,141,909	$116,225,141	$124,053,307

Undistributed net investment income (loss)	$—	$—	$2,451,767	$1,410,355	$91,204	$100,128	$40,562	$55,034

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Risk Managed Balanced Portfolio
	Year Ended December 31, 2015	Period from May 1, 2014* to December 31, 2014
Increase (Decrease) in net assets:
Operations:
Net investment income	$669,425	$81,427
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	(2,218,021)	1,167,312
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	799,826	939,625

Change in net assets from operations	(748,770)	2,188,364

Distributions to shareholders:
Distributions from net investment income	(376,684)	—

Capital transactions:
Received from shares sold	140,396,888	54,419,880
Received from dividends reinvested	376,684	—
Paid for shares redeemed	(19,130,791)	(22,801,551)

Change in net assets from capital transactions	121,642,781	31,618,329

Change in net assets	120,517,327	33,806,693
Net assets:
Beginning of year	33,806,693	—

End of year	$154,324,020	$33,806,693

Undistributed net investment income	$264,931	$81,420

*	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio					Money Market Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$33.44	$29.41	$21.54	$18.88	$19.72	$10.00	$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.21	0.12	0.27	0.35	0.21	—	—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1.44)	4.02	7.84	2.61	(0.88)	—	—	—	—	—

Total from operations	(1.23)	4.14	8.11	2.96	(0.67)	—	—	—	—	—

Distributions:
Distributions from net investment income	(0.19)	(0.11)	(0.24)	(0.30)	(0.17)	—	—	—	—	—

Net asset value, end of year	$32.02	$33.44	$29.41	$21.54	$18.88	$10.00	$10.00	$10.00	$10.00	$10.00

Total return	–3.69%	14.07%	37.69%	15.69%	–3.38%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of year (in millions)	$535.3	$518.7	$221.4	$186.5	$187.9	$224.8	$202.0	$261.1	$258.6	$286.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.81%	0.83%	0.87%	0.89%	0.87%	0.07%	0.04%	0.06%	0.09%	0.11%
Net investment income	0.69%	0.69%	0.98%	1.55%	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.81%	0.83%	0.87%	0.89%	0.87%	0.34%	0.33%	0.34%	0.35%	0.34%
Portfolio turnover rate	47%	46%	43%	48%	54%	0%	0%	0%	0%	0%

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio					Omni Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$15.65	$14.78	$15.07	$14.05	$13.21	$24.15	$21.74	$16.82	$15.21	$16.08
Operations:
Net investment income	0.56	0.50	0.56	0.51	0.48	0.28	0.26	0.24	0.26	0.25
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.88)	0.37	(0.85)	0.51	0.36	0.24	2.37	4.89	1.57	(0.91)

Total from operations	(0.32)	0.87	(0.29)	1.02	0.84	0.52	2.63	5.13	1.83	(0.66)

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.24)	(0.22)	(0.21)	(0.22)	(0.21)

Net asset value, end of year	$15.33	$15.65	$14.78	$15.07	$14.05	$24.43	$24.15	$21.74	$16.82	$15.21

Total return	–2.04%	5.89%	–1.92%	7.26%	6.36%	2.15%	12.12%	30.53%	12.04%	-4.12%
Ratios and supplemental data:
Net assets at end of year (in millions)	$154.0	$158.7	$151.6	$172.2	$162.0	$48.7	$37.2	$37.9	$33.2	$34.7
Ratios to average net assets:
Expenses	0.64%	0.64%	0.66%	0.66%	0.66%	0.77%	0.77%	0.79%	0.81%	0.77%
Net investment income	3.46%	3.34%	3.34%	3.41%	3.70%	1.23%	1.06%	1.17%	1.49%	1.40%
Portfolio turnover rate	93%	35%	15%	18%	15%	186%	198%	210%	179%	147%

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Years Ended December 31,						Years Ended December 31,
	2015		2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$12.55		$13.85	$12.41	$10.32	$12.20	$33.82	$31.24	$23.32	$19.95	$20.37
Operations:
Net investment income	0.19		0.18	0.23	0.20	0.17	0.29	0.08	0.13	0.15	0.09
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(0.24)		(1.48)	1.21	1.89	(2.05)	(0.98)	2.59	7.91	3.36	(0.43)

Total from operations	(0.05)		(1.30)	1.44	2.09	(1.88)	(0.69)	2.67	8.04	3.51	(0.34)

Distributions:
Distributions from net investment income	—		—	—	—	—	(0.25)	(0.09)	(0.12)	(0.14)	(0.08)

Net asset value, end of year	$12.50		$12.55	$13.85	$12.41	$10.32	$32.88	$33.82	$31.24	$23.32	$19.95

Total return	–0.40	% (a)	–9.39%	11.60%	20.25%	–15.41%	–2.05%	8.54%	34.51%	17.59%	–1.65%
Ratios and supplemental data:
Net assets at end of year (in millions)	$159.0		$174.4	$189.4	$180.3	$172.8	$430.4	$449.4	$138.0	$115.7	$114.7
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.00%		0.84%	0.75%	1.02%	1.02%	0.80%	0.83%	0.88%	0.90%	0.88%
Net investment income	1.21%		1.43%	1.52%	1.65%	1.41%	0.86%	0.56%	0.45%	0.66%	0.41%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.00%		1.00%	1.01%	1.02%	1.02%	0.80%	0.83%	0.88%	0.90%	0.88%
Portfolio turnover rate	72%		95%	53%	61%	58%	69%	67%	49%	39%	61%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the current year and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	International Small-Mid Company Portfolio						Aggressive Growth Portfolio
	Years Ended December 31,						Years Ended December 31,
	2015		2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$27.39		$30.03	$23.52	$19.17	$23.24	$13.70	$12.50	$9.51	$7.74	$8.17
Operations:
Net investment income (loss)	0.03		0.12	0.12	0.17	0.26	(0.01)	(0.03)	(0.02)	0.03	—
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	2.56		(2.76)	6.39	4.18	(4.33)	1.40	1.23	3.01	1.74	(0.43)

Total from operations	2.59		(2.64)	6.51	4.35	(4.07)	1.39	1.20	2.99	1.77	(0.43)

Net asset value, end of year	$29.98		$27.39	$30.03	$23.52	$19.17	$15.09	$13.70	$12.50	$9.51	$7.74

Total return	9.46	% (a)	–8.79%	27.68%	22.69%	–17.51%	10.15%	9.60%	31.44%	22.87%	–5.26%
Ratios and supplemental data:
Net assets at end of year (in millions)	$78.3		$67.6	$77.0	$64.5	$57.5	$51.4	$39.9	$39.4	$33.1	$25.8
Ratios to average net assets:
Expenses	1.23%		1.18%	1.19%	1.21%	1.20%	0.93%	0.94%	0.97%	0.99%	1.04%
Net investment income (loss)	0.12%		0.38%	0.40%	0.64%	1.07%	–0.10%	–0.23%	–0.25%	0.34%	0.02%
Portfolio turnover rate	58%		65%	51%	55%	67%	60%	55%	60%	17%	47%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the current year and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Small Cap Growth Portfolio							Mid Cap Opportunity Portfolio
	Years Ended December 31,							Years Ended December 31,
	2015		2014	2013		2012	2011	2015		2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$25.07		$22.65	$15.59		$13.21	$12.86	$31.49		$28.24	$21.32	$17.81	$18.43
Operations:
Net investment income (loss)	(0.03)		(0.05)	(0.03)		(0.03)	(0.08)	(0.07)		(0.05)	(0.07)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.03)		2.47	7.09		2.41	0.43	(1.52)		3.30	6.99	3.53	(0.56)

Total from operations	(0.06)		2.42	7.06		2.38	0.35	(1.59)		3.25	6.92	3.51	(0.62)

Net asset value, end of year	$25.01		$25.07	$22.65		$15.59	$13.21	$29.90		$31.49	$28.24	$21.32	$17.81

Total return	–0.24	% (a)	10.64%	45.29%		18.02%	2.72%	–5.05	% (a)	11.51%	32.46%	19.71%	–3.36%
Ratios and supplemental data:
Net assets at end of year (in millions)	$238.2		$212.1	$109.5		$35.0	$31.5	$78.7		$86.7	$83.0	$67.1	$61.1
Ratios to average net assets:
Expenses	0.85%		0.89%	1.04%		1.10%	1.08%	0.94%		0.94%	0.96%	0.98%	0.96%
Net investment income (loss)	–0.12%		–0.31%	–0.29%		–0.20%	–0.60%	–0.21%		–0.18%	–0.28%	–0.09%	–0.29%
Portfolio turnover rate	37%		58%	69	% (b)	65%	58%	59%		61%	44%	45%	51%

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the current year and such performance may be difficult to repeat.

(b)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	S&P 500® Index Portfolio					Strategic Value Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$21.93	$19.63	$15.08	$13.25	$13.21	$13.92	$13.09	$11.09	$10.50	$9.36
Operations:
Net investment income	0.37	0.32	0.26	0.26	0.22	0.53	0.93	0.35	0.13	0.33
Net realized and unrealized gain on investments and foreign currency related transactions	(0.17)	2.25	4.52	1.78	0.01	0.06	0.68	1.97	0.63	0.98

Total from operations	0.20	2.57	4.78	2.04	0.23	0.59	1.61	2.32	0.76	1.31

Distributions:
Distributions from net investment income	(0.31)	(0.27)	(0.23)	(0.21)	(0.19)	(0.44)	(0.78)	(0.32)	(0.17)	(0.17)

Net asset value, end of year	$21.82	$21.93	$19.63	$15.08	$13.25	$14.07	$13.92	$13.09	$11.09	$10.50

Total return	0.91%	13.11%	31.74%	15.40%	1.77%	4.26%	12.41%	21.00%	7.21%	14.03%
Ratios and supplemental data:
Net assets at end of year (in millions)	$410.7	$388.2	$314.9	$207.8	$170.7	$309.8	$332.6	$397.7	$268.2	$42.0
Ratios to average net assets:
Expenses	0.41%	0.43%	0.45%	0.48%	0.47%	0.78%	0.78%	0.79%	0.82%	0.96%
Net investment income	1.72%	1.64%	1.68%	1.87%	1.62%	3.47%	5.37%	3.58%	3.84%	4.07%
Portfolio turnover rate	14%	11%	15%	7%	9%	13%	22%	22%	30%	19%

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	High Income Bond Portfolio					ClearBridge Small Cap Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015		2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$16.32	$15.88	$14.83	$12.97	$12.31	$41.01		$40.03	$30.73	$27.00	$27.68
Operations:
Net investment income (loss)	1.18	1.57	1.10	0.99	1.08	(0.10)		(0.19)	(0.15)	(0.03)	(0.19)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(1.68)	(1.13)	(0.05)	0.87	(0.42)	(0.91)		1.17	9.45	3.76	(0.49)

Total from operations	(0.50)	0.44	1.05	1.86	0.66	(1.01)		0.98	9.30	3.73	(0.68)

Net asset value, end of year	$15.82	$16.32	$15.88	$14.83	$12.97	$40.00		$41.01	$40.03	$30.73	$27.00

Total return	–3.06%	2.77%	7.08%	14.34%	5.36%	–2.46%		2.45%	30.26%	13.81%	–2.46%
Ratios and supplemental data:
Net assets at end of year (in millions)	$194.2	$230.1	$307.9	$311.9	$267.5	$94.0		$75.5	$80.4	$55.1	$51.1
Ratios to average net assets:
Expenses	0.80%	0.77%	0.77%	0.79%	0.78%	1.01%		1.00%	1.01%	1.04%	1.02%
Net investment income (loss)	5.65%	5.73%	6.36%	7.17%	7.69%	-0.29%		-0.45%	-0.44%	-0.10%	-0.64%
Portfolio turnover rate	29%	33%	29%	35%	35%	126	% (a)	44%	42%	42%	44%

(a)	Effective September 25, 2015, the sub-adviser changed from Eagle Asset Management, Inc. to ClearBridge, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Nasdaq-100® Index Portfolio					Bristol Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$10.88	$9.25	$6.85	$5.85	$5.69	$20.75	$18.29	$13.01	$11.56	$12.51
Operations:
Net investment income	0.09	0.12	0.07	0.06	0.02	0.12	0.09	0.09	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.91	1.62	2.39	0.99	0.16	0.73	2.45	5.27	1.43	(0.95)

Total from operations	1.00	1.74	2.46	1.05	0.18	0.85	2.54	5.36	1.52	(0.89)

Distributions:
Distributions from net investment income	(0.08)	(0.11)	(0.06)	(0.05)	(0.02)	(0.11)	(0.08)	(0.08)	(0.07)	(0.06)

Net asset value, end of year	$11.80	$10.88	$9.25	$6.85	$5.85	$21.49	$20.75	$18.29	$13.01	$11.56

Total return	9.14%	18.77%	35.98%	17.88%	3.19%	4.08%	13.88%	41.21%	13.19%	-7.16%
Ratios and supplemental data:
Net assets at end of year (in millions)	$138.6	$121.7	$95.8	$68.5	$55.5	$218.7	$232.0	$231.5	$204.9	$192.7
Ratios to average net assets:
Expenses	0.46%	0.48%	0.51%	0.53%	0.52%	0.81%	0.81%	0.82%	0.85%	0.84%
Net investment income	0.79%	1.23%	0.94%	0.98%	0.41%	0.55%	0.42%	0.51%	0.68%	0.52%
Portfolio turnover rate	19%	23%	43%	25%	44%	228%	239%	269%	244%	198%

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	Bryton Growth Portfolio					Balanced Portfolio
	Years Ended December 31,					Years Ended December 31,
	2015	2014	2013	2012	2011	2015	2014	2013		2012	2011
Selected per-share data:
Net asset value, beginning of year	$20.47	$19.28	$13.70	$12.31	$13.57	$18.96	$18.02	$15.76		$13.91	$13.87
Operations:
Net investment income (loss)	(0.11)	(0.09)	(0.11)	(0.07)	(0.08)	0.30	0.16	0.08		0.10	0.31
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(0.76)	1.28	5.69	1.46	(1.18)	(0.02)	0.92	2.32		1.75	(0.00)

Total from operations	(0.87)	1.19	5.58	1.39	(1.26)	0.28	1.08	2.40		1.85	0.31

Distributions:
Distributions from net investment income	—	—	—	—	—	(0.25)	(0.14)	(0.14)		—	(0.27)

Net asset value, end of year	$19.60	$20.47	$19.28	$13.70	$12.31	$18.99	$18.96	$18.02		$15.76	$13.91

Total return	–4.25%	6.17%	40.73%	11.29%	–9.29%	1.47%	5.99%	15.26%		13.30%	2.29%
Ratios and supplemental data:
Net assets at end of year (in millions)	$162.2	$179.1	$180.8	$157.7	$155.4	$864.9	$833.1	$249.1		$77.1	$17.1
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.88%	0.88%	0.89%	0.93%	0.91%	0.64%	0.64%	0.75%		0.86%	0.94%
Net investment income	–0.53%	–0.45%	–0.59%	–0.57%	–0.67%	1.58%	1.80%	1.45%		1.90%	2.33%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.88%	0.88%	0.89%	0.93%	0.91%	0.64%	0.68%	0.75%		0.86%	0.94%
Portfolio turnover rate	169%	178%	185%	152%	156%	92%	94%	82	% (a)	60%	47%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Target VIP Portfolio						Bristol Growth Portfolio
	Years Ended December 31,						Years Ended December 31,
	2015	2014	2013		2012	2011	2015	2014	2013	2012	2011
Selected per-share data:
Net asset value, beginning of year	$14.49	$13.70	$10.10		$8.89	$9.11	$16.44	$14.72	$10.66	$9.63	$9.84
Operations:
Net investment income	0.25	0.25	0.09		0.18	0.10	0.08	0.06	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.72)	0.77	3.61		1.17	(0.23)	0.86	1.71	4.05	1.02	(0.21)

Total from operations	(0.47)	1.02	3.70		1.35	(0.13)	0.94	1.77	4.11	1.08	(0.17)

Distributions:
Distributions from net investment income	(0.21)	(0.23)	(0.10)		(0.14)	(0.09)	(0.07)	(0.05)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$13.81	$14.49	$13.70		$10.10	$8.89	$17.31	$16.44	$14.72	$10.66	$9.63

Total return	–3.24%	7.44%	36.71%		15.24%	–1.41%	5.72%	12.01%	38.62%	11.20%	–1.77%
Ratios and supplemental data:
Net assets at end of year (in millions)	$46.3	$55.1	$53.7		$21.2	$20.5	$116.2	$124.1	$122.3	$108.0	$99.9
Ratios to average net assets:
Expenses	0.77%	0.77%	0.82%		0.87%	0.84%	0.86%	0.86%	0.88%	0.92%	0.90%
Net investment income	1.54%	1.77%	0.92%		1.73%	1.07%	0.43%	0.34%	0.42%	0.57%	0.41%
Portfolio turnover rate	72%	79%	57	% (a)	70%	79%	168%	192%	237%	229%	187%

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Financial Highlights

	Risk Managed Balanced Portfolio
	Year Ended December 31, 2015	Period from May 1, 2014* to December 31, 2014
Selected per-share data:
Net asset value, beginning of year	$10.83	$10.00
Operations:
Net investment income	0.03	0.03
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	(0.17)	0.80

Total from operations	(0.14)	0.83

Distributions:
Distributions from net investment income	(0.03)	—

Net asset value, end of year	$10.66	$10.83

Total return	–1.32%	8.30	%**
Ratios and supplemental data:
Net assets at end of year (in millions)	$154.3	$33.8
Ratios to average net assets:
Expenses	1.11%	1.43	%***
Net investment income	0.81%	0.43	%***
Portfolio turnover rate	71%	94	%**

*	Represents date of inception and commencement of operations.

**	Not annualized

***	Annualized

The accompanying notes are an integral part of these financial statements.

131

Ohio National Fund, Inc.

Notes to Financial Statements	December 31, 2015

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The Fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty-one separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in high dividend yielding common stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢

ClearBridge Small Cap Portfolio (prior to September 25, 2015, the name of the Portfolio was the Capital Growth Portfolio) — Long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Risk Managed Balanced Portfolio — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	25,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	30,000,000
Capital Appreciation	25,000,000
International Small-Mid Company	7,000,000
Aggressive Growth	7,000,000
Small Cap Growth	15,000,000
Mid Cap Opportunity	6,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares
Strategic Value	65,000,000
High Income Bond	35,000,000
ClearBridge Small Cap	5,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	30,000,000
Balanced	55,000,000
Target VIP	10,000,000
Bristol Growth	25,000,000
Risk Managed Balanced	15,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its Schedules of Investments:

Use of Estimates

The preparation of Schedules of Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of December 31, 2015:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$528,143,954	$—	$—
	Master Limited Partnerships**	6,027,250	—	—
	Money Market Funds	18,889,000	—	—

		$553,060,204	$—	$—

Money Market*	Commercial Paper**	$—	$110,492,478	$—
	U.S. Treasury Obligations	—	9,999,898	—
	U.S. Government Agency Issues	—	9,999,203	—
	Money Market Funds	27,000,000	—	—

		$27,000,000	$130,491,579	$—

Bond	Corporate Bonds**	$—	$148,852,860	$—
	Asset-Backed Securities**	—	843,748	—
	U.S. Treasury Obligations	—	972,240	—
	Money Market Funds	441,000	—	—

		$441,000	$150,668,848	$—

Omni	Common Stocks**	$36,823,175	$—	$—
	Corporate Bonds**	—	11,378,659	—
	Asset-Backed Securities**	—	93,750	—
	U.S. Treasury Obligations	—	347,620	—
	Money Market Funds	102,000	—	—

		$36,925,175	$11,820,029	$—

International	Common Stocks**	$25,404,295	$127,637,598	$—
	Preferred Stocks**	—	837,014	—
	Money Market Funds	5,997,019	—	—

		$31,401,314	$128,474,612	$—

	Futures contracts	$(124,315)	$—	$—

	Foreign currency contracts	$—	$(146,527)	$—

Capital Appreciation	Common Stocks**	$406,657,253	$5,481,617	$—
	Money Market Funds	26,660,000	—	—

		$433,317,253	$5,481,617	$—

International Small-Mid Company	Common Stocks**	$14,799,653	$59,342,972	$—
	Money Market Funds	3,913,594	—	—

		$18,713,247	$59,342,972	$—

	Foreign currency contracts	$—	$463,110	$—

	Futures contracts	$(20,803)	$—	$—

Aggressive Growth	Common Stocks**	$50,207,899	$—	$—
	Money Market Funds	1,387,000	—	—

		$51,594,899	$—	$—

Small Cap Growth	Common Stocks**	$221,197,528	$6,020,589	$—
	Master Limited Partnerships**	4,465,316	—	—
	Money Market Funds	9,074,000	—	—

		$234,736,844	$6,020,589	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Mid Cap Opportunity	Common Stocks**	$77,023,840	$—	$—
	Money Market Funds	1,847,000	—	—

		$78,870,840	$—	$—

S&P 500® Index	Common Stocks**	$392,659,147	$—	$—
	Exchange Traded Funds	17,274,580	—	—

		$409,933,727	$—	$—

Strategic Value	Common Stocks**	$250,764,672	$54,231,931	$—
	Money Market Funds	10,286,000	—	—

		$261,050,672	$54,231,931	$—

High Income Bond	Corporate Bonds**	$—	$184,671,849	$—
	Common Stocks**	—	—	8,419
	Money Market Funds	2,293,000	—	—

		$2,293,000	$184,671,849	$8,419

ClearBridge Small Cap	Common Stocks**	$90,910,765	$—	$—
	Money Market Funds	2,518,000	—	—

		$93,428,765	$—	$—

Nasdaq-100® Index	Common Stocks**	$133,191,353	$—	$—
	Exchange Traded Funds	5,668,506	—	—

		$138,859,859	$—	$—

Bristol	Common Stocks**	$217,767,388	$—	$—
	Money Market Funds	758,000	—	—

		$218,525,388	$—	$—

Bryton Growth	Common Stocks**	$159,284,388	$—	$—
	Money Market Funds	3,894,000	—	—

		$163,178,388	$—	$—

Balanced	Common Stocks**	$477,905,288	$—	$—
	Corporate Bonds**	—	161,758,403	—
	Preferred Stocks**	14,729,244	11,947,000	—
	Trust Preferred Securities**	12,760,354	23,896,206	—
	Master Limited Partnerships**	1,617,000	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	20,541,120	—
	U.S. Treasury Obligations	—	39,978,091	—
	Closed-End Mutual Funds	54,447,616	—	—
	Exchange Traded Funds	23,838,750	—	—
	Purchased Options	2,112,000	—	—
	Money Market Funds	8,140,000	—	—

		$595,550,252	$258,120,820	$—

	Written Options Outstanding	$(372,000)	$—	$—

Target VIP	Common Stocks**	$45,779,871	$—	$—
	Money Market Funds	511,000	—	—

		$46,290,871	$—	$—

Bristol Growth	Common Stocks**	$115,577,619	$—	$—
	Money Market Funds	820,000	—	—

		$116,397,619	$—	$—

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Risk Managed Balanced	Common Stocks**	$71,599,448	$1,497,266	$—
	Corporate Bonds**	—	19,019,908	—
	Preferred Stocks**	7,514	426,159	—
	Trust Preferred Securities**	99,305	561,116	—
	Preferred Stock Depository Receipts**	504,761	278,061	—
	Master Limited Partnerships**	2,160,982	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	2,822,072	—
	U.S. Treasury Obligations	—	12,186,420	—
	U.S. Government Agency Mortgage-Backed Securities	—	10,789,927	—
	Purchased Options	4,455,260	5,807,493	—
	Money Market Funds	21,874,000	—	—

		$100,701,270	$53,388,422	$—

	Futures contracts	$91,427	$—	$—

*	At December 31, 2015, the Money Market Portfolio’s commercial paper investments were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

For the International Small-Mid Company Portfolio, there was a transfer of a security from Level 2 pricing at December 31, 2014, to Level 1 at December 31, 2015. This security was that Portfolio’s holding of Vectura Group PLC common stock. The fair valuation service provider reported that this security did not meet the minimum predictability threshold to be fair valued at December 31, 2015 and was not fair valued in the current period, whereas in the prior period, the security met the threshold to be fair valued. The value of this holding was $323,891 and $304,122 at December 31, 2015 and December 31, 2014, respectively.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended December 31, 2015:

High Income Bond
Beginning Balance – January 1, 2015	$5,799
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	2,620
Issuances	—
Settlements	—
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—

Ending Balance – December 31, 2015	$8,419

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$2,620

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2015:

Instrument	Valuation Technique Used	Unobservable inputs	Input Values
Lone Pine Common Stock	Value of claim on the enterprise	Net enterprise value (in thousands)	$135,030
	value of underlying company	Share class claim on value	25%
		# of share class total shares (in thousands)	24,990

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends if consent dividends are authorized, these amounts will become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

On November 19, 2015, the Board of Directors of the Ohio National Fund, Inc. (the “Fund”) considered and approved the liquidation and termination of the Money Market Portfolio subject to the approval by the Portfolio’s shareholders of a plan of liquidation (the “Plan of Liquidation”). If the proposed Plan of Liquidation is approved by the Portfolio’s shareholders, the Money Market Portfolio will, by the Liquidation Date (as defined below), in accordance with the Plan of Liquidation: (1) sell its portfolio

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

securities for cash or permit them to mature and reduce any other assets to cash or cash equivalents; (2) pay any liabilities; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Portfolio without the deduction of any fees or imposition of any charges; and (4) wind up its operations and terminate its existence. If the proposed Plan of Liquidation is approved, the Portfolio is expected to be liquidated on or about February 26, 2016 (the “Liquidation Date”).

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no other subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million 0.74% of next $800 million 0.70% over $1 billion
Bond
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
International
0.85% of first $100 million 0.80% of next $100 million 0.70% over $200 million
International Small-Mid Company
1.00% of first $100 million 0.90% of next $100 million 0.85% over $200 million
Small Cap Growth
0.80% of first $150 million 0.75% of next $150 million 0.70% of next $300 million 0.65% over $600 million
S&P 500® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
High Income Bond
0.75% of first $75 million 0.70% of next $75 million 0.65% of next $75 million 0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million

Money Market
0.30% of first $100 million[1] 0.25% of next $150 million 0.23% of next $250 million 0.20% of next $500 million 0.15% over $1 billion
Omni
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million 0.75% of next $300 million 0.65% of next $600 million 0.60% over $1 billion
Aggressive Growth
0.80% of first $100 million 0.75% of next $400 million 0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million 0.80% of next $100 million 0.75% of next $300 million 0.70% over $500 million
Strategic Value
0.75% of first $100 million 0.70% of next $400 million 0.65% over $500 million
ClearBridge Small Cap[2]
0.85% of first $200 million 0.80% of next $300 million 0.75% over $500 million

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Bryton Growth
0.85% of first $100 million 0.75% of next $400 million 0.70% over $500 million
Target VIP
0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million
Risk Managed Balanced
0.90% of first $500 million 0.75% over $500 million

Bristol
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million
Balanced
0.65% of first $200 million 0.60% of next $300 million 0.55% over $500 million
Bristol Growth
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

[1]	For the year ended December 31, 2015, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2015 was $50,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2015 would have been higher than the net expenses reflected in the Statements of Operations.
[2]	At a meeting held on August 13, 2015, the Board approved the replacement of the sub-adviser to the Capital Growth Portfolio. ClearBridge,LLC replaced the Portfolio’s previous sub-adviser, Eagle Asset Management, Inc., on September 25, 2015. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Capital Growth Portfolio to ClearBridge Small Cap Portfolio. Also, the Board approved a revision to the Portfolio’s advisory fee schedule. Prior to September 25, 2015, the advisory fee breakpoints, based on daily net assets of the Portfolio, were:

0.90% of first $100 million 0.85% of next $100 million 0.80% of next $300 million 0.75% over $500 million.

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, ClearBridge Small Cap, Bristol, Bryton Growth, Balanced, Target VIP, Bristol Growth, and Risk Managed Balanced Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), First Trust Advisors L.P. (“First Trust”), and AnchorPath Financial, LLC (“AnchorPath”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)
0.40% of first $200 million 0.38% over $200 million
International (Federated Global)
0.40% of first $200 million 0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million 0.50% of next $30 million 0.35% of next $25 million 0.25% of next $335 million 0.22% of next $600 million 0.20% over $1 billion

Omni (Suffolk)
0.30% of first $100 million 0.25% of next $150 million 0.225% of next $250 million 0.20% of next $500 million 0.15% of next $1 billion 0.125% over $2 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million 0.65% over $100 million
Aggressive Growth (Janus)
0.55% of first $100 million 0.50% of next $400 million 0.45% over $500 million

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Small Cap Growth (Janus)
0.55% of first $150 million 0.45% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million 0.35% of next $65 million 0.25% over $100 million
ClearBridge Small Cap (ClearBridge) [3]
0.55% of first $200 million 0.50% over $200 million
Bristol (Suffolk)
0.45% of first $100 million 0.40% of next $400 million 0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million 0.35% of next $300 million 0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million 0.55% of next $100 million 0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million 0.40% of next $20 million 0.30% of next $25 million 0.25% over $75 million
Bryton Growth (Suffolk)
0.50% of first $100 million 0.45% of next $400 million 0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million 0.25% over $500 million
Risk Managed Balanced (Janus)
0.35% of first $500 million 0.25% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million 0.15% over $500 million

[3]	At a meeting held on August 13, 2015, the Board approved the replacement of the sub-adviser to the Capital Growth Portfolio. ClearBridge, LLC replaced the Portfolio’s previous sub-adviser, Eagle Asset Management, Inc., on September 25, 2015. In conjunction with the change in sub-adviser and investment strategy, the name of the Portfolio was changed from Capital Growth Portfolio to ClearBridge Small Cap Portfolio. Also, the Board approved a revision to the Portfolio’s sub-advisory fee schedule. Prior to September 25, 2015, the sub-advisory fee breakpoints, based on daily net assets of the Portfolio, were:

0.59% of first $100 million 0.55% of next $100 million 0.50% over $200 million

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at December 31, 2015 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the year ended December 31, 2015.

During the year ended December 31, 2015, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the year ended December 31, 2015 was $518,925, of which $42,319 was receivable from ONI at December 31, 2015. This reimbursement is not subject to recoupment in subsequent periods. The total amount noted as “Less expenses reduced or reimbursed by adviser” for this Portfolio on the Statements of Operations also includes a waiver of advisory fees. For the year ended December 31, 2015, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the year ended December 31, 2015 was $50,000. If ONI did not agree to waive these fees, the total expenses incurred by the Money Market Portfolio for the year ended December 31, 2015 would have been higher than the net expenses reflected in the Statements of Operations.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the year ended December 31, 2015, the Fund incurred compliance expenses totaling $197,000, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $90,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the year ended December 31, 2015, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $502,869.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

(4)	Capital Share Transactions

Capital share transactions for the year ended December 31, 2015, and the year ended December 31, 2014, respectively, were as follows:

	Equity		Money Market		Bond
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Capital shares issued on sales	4,185,136	9,807,995	17,601,686	19,218,401	2,899,766	3,030,585
Capital shares issued on reinvested dividends	100,661	50,620	—	—	—	—
Capital shares redeemed	(3,082,399)	(1,872,987)	(15,324,162)	(25,127,000)	(2,989,043)	(3,149,736)

Net increase/(decrease)	1,203,398	7,985,628	2,277,524	(5,908,599)	(89,277)	(119,151)

	Omni		International		Capital Appreciation
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Capital shares issued on sales	881,341	127,023	1,470,570	2,302,342	1,931,947	10,054,175
Capital shares issued on reinvested dividends	19,348	14,307	—	—	99,144	35,371
Capital shares redeemed	(447,556)	(344,229)	(2,644,069)	(2,089,021)	(2,228,176)	(1,217,063)

Net increase/(decrease)	453,133	(202,899)	(1,173,499)	213,321	(197,085)	8,872,483

	International Small-Mid Company		Aggressive Growth		Small Cap Growth
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Capital shares issued on sales	902,741	451,579	1,299,408	596,695	3,225,048	5,798,430
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(756,199)	(549,074)	(810,197)	(835,040)	(2,161,674)	(2,173,789)

Net increase/(decrease)	146,542	(97,495)	489,211	(238,345)	1,063,374	3,624,641

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

	Mid Cap Opportunity		S&P 500® Index		Strategic Value
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Capital shares issued on sales	476,708	492,242	5,538,430	5,393,429	2,875,366	2,994,850
Capital shares issued on reinvested dividends	—	—	263,658	216,562	689,188	1,295,654
Capital shares redeemed	(597,287)	(679,451)	(4,681,641)	(3,957,420)	(5,446,104)	(10,775,289)

Net increase/(decrease)	(120,579)	(187,209)	1,120,447	1,652,571	(1,881,550)	(6,484,785)

Capital shares issued on sales	1,866,173	2,776,857	999,894	416,020	4,028,917	4,349,282
Capital shares issued on reinvested dividends	—	—	—	—	73,804	106,128
Capital shares redeemed	(3,682,767)	(8,064,822)	(490,656)	(584,328)	(3,548,870)	(3,627,481)

Net increase/(decrease)	(1,816,594)	(5,287,965)	509,238	(168,308)	553,851	827,929

	Bristol		Bryton Growth		Balanced
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Capital shares issued on sales	1,140,805	885,795	1,667,540	1,556,041	9,929,846	33,697,189
Capital shares issued on reinvested dividends	52,545	43,834	—	—	583,724	325,770
Capital shares redeemed	(2,197,197)	(2,406,623)	(2,139,839)	(2,185,467)	(8,911,105)	(3,910,873)

Net increase/(decrease)	(1,003,847)	(1,476,994)	(472,299)	(629,426)	1,602,465	30,112,086

Capital shares issued on sales	241,439	435,011	2,488,528	703,568	13,089,618	5,294,469
Capital shares issued on reinvested dividends	50,539	59,398	28,330	22,849	34,878	—
Capital shares redeemed	(747,298)	(609,589)	(3,350,039)	(1,488,214)	(1,771,547)	(2,173,736)

Net increase/(decrease)	(455,320)	(115,180)	(833,181)	(761,797)	11,352,949	3,120,733

*	Commencement of operations.

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the year ended December 31, 2015 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$278,066,687	$116,331,461	$93,314,225	$113,431,906	$294,532,025
Proceeds from sales	$238,610,653	$110,473,137	$81,106,221	$112,181,803	$311,432,897

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$48,621,959	$33,902,214	$100,036,088	$49,833,342	$82,325,662
Proceeds from sales	$43,310,469	$26,462,389	$79,510,499	$53,666,842	$56,748,419

	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol
Cost of purchases	$41,664,328	$61,287,954	$114,679,718	$31,826,847	$523,647,839
Proceeds from sales	$62,696,005	$80,556,174	$98,093,201	$25,028,653	$544,222,024

	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Cost of purchases	$288,284,238	$759,261,037	$36,501,013	$204,348,840	$116,290,207
Proceeds from sales	$301,930,852	$696,397,693	$42,653,400	$217,525,164	$23,434,637

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

Cost of purchases and proceeds from sales of government securities for the year ended December 31, 2015 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$39,143,042	$3,279,758	$51,776,610	$37,865,521
Proceeds from sales	$38,121,755	$3,331,164	$75,896,757	$26,117,230

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced Portfolio wrote call options and purchased put options associated with the S&P 500 Index during the year ended December 31, 2015 . These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

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The Balanced Portfolio’s written call options are collateralized by cash and/or securities held by the Portfolio’s custodian under an Escrow Deposit Agreement between the custodian and the Options Clearing Corporation (“OCC”). Such collateral holdings are restricted from trading. The cash collateral or borrowings, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral under the Escrow Deposit Agreement are noted as such on the Portfolio’s Schedules of Investments. Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received by the Balanced Portfolio for the year ended December 31, 2015 as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	800	$1,432,788
Options written	7,600	8,582,544
Options exercised	—	—
Options expired	—	—
Options closed	(8,000)	(9,470,647)

Options outstanding, end of period	400	$544,685

Transactions involving purchased options by the Balanced Portfolio for the year ended December 31, 2015 were: Cost of purchases: $22.1 million, Proceeds from sales: $14.8 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index during the year ended December 31, 2015. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the year ended December 31, 2015 were: Cost of purchases: $11.9 million, Proceeds from sales: $2.9 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of

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Notes to Financial Statements (Continued)	December 31, 2015

the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At December 31, 2015, there were outstanding futures contracts in the International Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX-Nikkei Index 400 Future	March 10, 2016	211	$2,448,896	$2,513,447	$(64,551)	$(177)
Long	Borsa Istanbul (BIST) 30 Future	February 29, 2016	483	1,475,217	1,534,981	(59,764)	(24,468)

				$3,924,113	$4,048,428	$(124,315)	$(24,645)

A portion of the International Portfolio’s cash holdings totalling $211,708, as noted on the Portfolio’s Schedule of Investments, was pledged at December 31, 2015 as collateral for these contracts.

These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the year ended December 31, 2015. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2015. For the year ended December 31, 2015, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were $81.3 million and $85.5 million, respectively.

At December 31, 2015, there were outstanding futures contracts in the International Small-Mid Company Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	JPX-Nikkei Index 400 Future	March 10, 2016	68	$789,218	$810,021	$(20,803)	$(57)

A portion of the International Small-Mid Company Portfolio’s cash holdings totalling $28,437, as noted on the Portfolio’s Schedule of Investments, was pledged at December 31, 2015 as collateral for these contracts.

These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Small-Mid Company Portfolio during the year ended December 31, 2015. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2015. For the year ended December 31, 2015, the notional values of futures contracts opened and closed prior to contract settlement date by the International Small-Mid Company Portfolio were $1.6 million and $0.8 million, respectively.

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Notes to Financial Statements (Continued)	December 31, 2015

At December 31, 2015, there were also outstanding futures contracts in the Risk Managed Balanced Portfolio. Details of these contracts are as follows:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	S&P 500 E-mini Future	March 18, 2016	198	$20,150,460	$19,835,303	$315,157	$—
Long	10-Year U.S. Treasury Note Future	March 21, 2016	668	$84,105,375	$84,329,105	$(223,730)	$—

				$104,255,835	$104,164,408	$91,427	$—

Portions of the Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at December 31, 2015 as collateral for these contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the year ended December 31, 2015. Those contracts were executed for similar purposes as the contracts outstanding at December 31, 2015. For the year ended December 31, 2015, the notional values of futures contracts opened and closed prior to contract settlement date by the Risk Managed Balanced Portfolio were $341.7 million and $260.2 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on

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Notes to Financial Statements (Continued)	December 31, 2015

the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International and International Small-Mid Company Portfolios in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolios’ investments that were either significantly under-weighted or over-weighted in relation to the Portfolios’ respective benchmark indices. The International Portfolio was under-weighted in equity investments within Switzerland and, therefore, executed contracts to buy the Swiss Franc in order to mitigate the effect that volatility in that exchange rate (in relation to the U.S. dollar) might otherwise have on relative performance. Likewise, the International Portfolio was over-weighted in equity investments within Japan and member states of the European Union and, therefore, executed contracts to sell the Japanese Yen and the Euro in order to mitigate the effect that volatility in those exchange rates might otherwise have on relative performance. The International Small-Mid Company Portfolio was also over-weighted in equity investments within the member states of the European Union and, therefore, executed contracts to sell the Euro in order to mitigate the effect that volatility in that exchange rate might otherwise have on relative performance. The International Small-Mid Company Portfolio later entered into contracts to buy the Euro to effectively exit the original contract prior to its state delivery date. These contracts were executed to lock in the unrealized gain that resulted from the original transaction.

The Portfolios entered into other foreign currency contracts during the period for similar benchmark performance hedging purposes. The Portfolios also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolios. For the year ended December 31, 2015, the notional value of foreign currency contracts executed by the International Portfolio were approximately $233.1 million for currencies bought and approximately $274.4 million for currencies sold. For the year ended December 31, 2015, the notional value of foreign currency contracts executed by the International Small-Mid Company Portfolio were approximately $39.0 million for currencies bought and approximately $39.5 million for currencies sold.

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Notes to Financial Statements (Continued)	December 31, 2015

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the year ended December 31, 2015, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$10,742,405	$(11,100,000)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$48,253,054	$(48,041,986)	(1)

	Futures contracts	Equity price	$3,924,113	$(4,048,428)	(2)

International Small-Mid Company	Contracts to buy foreign currencies	Currency exchange rate	$10,329,763	$(10,338,295)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$10,801,405	$(10,329,763)	(1)

	Futures contracts	Equity price	$789,218	$(810,021)	(2)

Balanced	Purchased options	Equity price	$2,112,000	$—	(3)

	Written options	Equity price	$—	$(372,000)	(4)

Risk Managed Balanced	Purchased options	Equity price	$10,262,753	$—	(3)

	Futures contracts	Equity price	$104,255,835	$(104,164,408)	(2)

(1)	Net unrealized appreciation/(depreciation) on foreign currency contacts.
(2)

Net unrealized appreciation/(depreciation) on futures contracts. The amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Variation margin payable on futures contracts.

(3)	Investments in securities, at value.
(4)	Options written, at value.

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$3,349,877	$(1,371,025)	(1	), (2)

	Futures contracts	Equity price	$(2,254,839)	$(79,013)	(3	), (4)

International Small-Mid Company	Foreign currency contracts	Currency exchange rate	$(12,870)	$462,965	(1	), (2)

	Futures contracts	Equity price	$(8,737)	$(20,803)	(3	), (4)

Balanced	Purchased options	Equity price	$(6,619,394)	$(847,847)	(5	), (6)

	Written options	Equity price	$4,648,375	$(236,603)	(7	), (8)

Risk Managed Balanced	Futures contracts	Equity price	$(83,930)	$(51,559)	(3	), (4)

	Purchased options	Equity price	$(350,038)	$(857,697)	(5	), (6)

(1)	Net realized gain (loss) on foreign currency contracts.
(2)	Change in unrealized appreciation/(depreciation) on foreign currency contracts.
(3)	Net realized gain (loss) on futures contracts.
(4)	Change in unrealized appreciation/(depreciation) on futures contracts.
(5)	Net realized gain (loss) on investments.
(6)	Change in unrealized appreciation/(depreciation) on investments.
(7)	Net realized gain (loss) on written options.
(8)	Change in unrealized appreciation/(depreciation) on written options.

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Notes to Financial Statements (Continued)	December 31, 2015

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at December 31, 2015, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Contracts Subject to Master Netting Agreements:

International Small-Mid Company
Counterparty	Currency	Exchange Date	Derivative Asset Subject to a MNA by Counterparty	Derivative Liability Available for Offset	Net Asset presented in the Statement of Assets and Liabilities
JP Morgan Chase Bank NA	Euro	January 27, 2016	$217	$(217)	$—
JP Morgan Chase Bank NA	Euro	January 27, 2016	33,920	(33,920)	—
JP Morgan Chase Bank NA	Euro	January 27, 2016	471,642	(8,532)	463,110

Counterparty	Currency	Exchange Date	Derivative Liability Subject to a MNA by Counterparty	Derivative Asset Available for Offset	Net Liability presented in the Statement of Assets and Liabilities
JP Morgan Chase Bank NA	Euro	January 27, 2016	$(12,551)	$12,551	$—
JP Morgan Chase Bank NA	Euro	January 27, 2016	(30,118)	30,118	—

(7)	Federal Income Tax Information

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)	Unrealized Appreciation (Depreciation) on Foreign Currency, Futures, and Written Options	Total Accumulated Earnings (Deficit)
Equity	$262,107	$—	$262,107	$(1,568,071)	$2,849,911	$—	$1,543,947
Money Market	—	—	—	—	—	—	—
Bond	5,611,400	—	5,611,400	(7,870,085)	(3,926,010)	—	(6,184,695)
Omni	1,381,526	1,354,862	2,736,388	—	88,138	—	2,824,526
International	4,377,935	—	4,377,935	(76,093,820)	9,680,491	(134,755)	(62,170,149)
Capital Appreciation	15,482,548	21,926,582	37,409,130	—	(11,098,218)	(2,783)	26,308,129
International Small-Mid Company	1,698,014	5,054,277	6,752,291	—	10,915,210	(48,651)	17,618,850
Aggressive Growth	205,653	3,727,179	3,932,832	—	7,417,265	(195)	11,349,902
Small Cap Growth	3,446,384	3,250,368	6,696,752	—	16,430,846	(191)	23,127,407
Mid Cap Opportunity	—	5,314,560	5,314,560	—	5,795,328	—	11,109,888
S&P 500® Index	2,075,519	7,315,899	9,391,418	—	127,924,515	—	137,315,933
Strategic Value	1,516,933	7,153,712	8,670,645	—	24,122,648	(18,358)	32,774,935
High Income Bond	12,410,271	—	12,410,271	(975,549)	(19,607,333)	—	(8,172,611)
ClearBridge Small Cap	—	13,212,026	13,212,026	—	743,994	—	13,956,020
Nasdaq-100® Index	476,885	3,643,768	4,120,653	—	53,953,282	—	58,073,935
Bristol	13,979,979	11,245,180	25,225,159	—	3,689,821	—	28,914,980

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Notes to Financial Statements (Continued)	December 31, 2015

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) (1)	Unrealized Appreciation (Depreciation) on Foreign Currency, Futures, and Written Options	Total Accumulated Earnings (Deficit)
Bryton Growth	$10,734,231	$10,192,779	$20,927,010	$—	$(16,099,767)	$—	$4,827,243
Balanced	15,705,771	15,011,456	30,717,227	—	(3,916,663)	171,870	26,972,434
Target VIP	91,204	—	91,204	(3,578,862)	(422,129)	—	(3,909,787)
Bristol Growth	5,265,240	5,668,603	10,933,843	—	8,081,266	—	19,015,109
Risk Managed Balanced	264,930	—	264,930	(2,112,457)	1,237,530	91,427	(518,570)

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 2015 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$1,568,071	$—	$—	$1,568,071	$—	$—
Bond	7,870,085	—	7,870,085	—	—	—
International	76,093,820	271,315	65,792,130	—	9,777,925	252,450
High Income Bond	975,549	—	—	—	191,310	784,239
Target VIP	3,578,862	3,578,862	—	—	—	—
Risk Managed Balanced	2,112,457	—	—	—	1,789,397	323,060

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2015 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$3,223,171	$—	$3,223,171
Omni	478,871	—	478,871
Capital Appreciation	3,261,845	—	3,261,845
S&P 500® Index	5,803,104	—	5,803,104
Strategic Value	9,545,259	—	9,545,259
Nasdaq-100® Index	890,078	—	890,078
Bristol	1,143,905	—	1,143,905
Balanced	11,143,284	—	11,143,284
Target VIP	711,595	—	711,595
Bristol Growth	495,776	—	495,776
Risk Managed Balanced	376,684	—	376,684

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2014 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$1,660,324	$—	$1,660,324
Omni	341,371	—	341,371
Capital Appreciation	1,165,844	—	1,165,844
S&P 500® Index	4,671,250	—	4,671,250
Strategic Value	17,815,244	—	17,815,244
Nasdaq-100® Index	1,151,494	—	1,151,494
Bristol	895,082	—	895,082
Balanced	6,075,617	—	6,075,617
Target VIP	854,149	—	854,149
Bristol Growth	370,603	—	370,603

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Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

During the year ended December 31, 2015, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Consent distributions
Paid in capital in excess of par value	$488,548	$—	$5,057,141	$6,250,772	$5,661,713	$21,414,702	$859,889	$8,382,717	$15,069,642	$—
Undistributed net investment income	(488,548)	—	(5,057,141)	(54,162)	(5,661,713)	(37,464)	(196,497)	(1)	2	—
Accumulated net realized gain (loss) on investments	—	—	—	(6,196,610)	—	(21,377,238)	(663,392)	(8,382,716)	(15,069,644)	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	(181,194)
Undistributed net investment income	—	—	—	—	—	—	—	44,062	219,326	181,194
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	(44,062)	(219,326)	—
Foreign currency related reclassifications
Undistributed net investment income	—	—	—	—	3,404,677	(14,365)	(40,998)	(200)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	—	(3,404,677)	14,365	40,998	200	—	—
Real Estate Investment Trust (REIT) reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	(181,838)	—	—	—	10,756	—	—	—	—	—
Accumulated net realized gain (loss) on investments	181,838	—	—	—	(10,756)	—	—	—	—	—
Reclassifications for partnership sales/basis
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	(182)	—
Undistributed net investment income	152,375	—	—	—	—	—	—	—	(87,268)	—
Accumulated net realized gain (loss) on investments	(152,375)	—	—	—	—	—	—	—	87,450	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	1	—	1	—	(35)
Undistributed net investment income	—	—	1,000	(1)	—	(1)	—	1	(348)	—
Accumulated net realized gain (loss) on investments	—	—	(1,000)	1	—	—	—	(2)	348	35

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

	S&P 500® Index	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Consent distributions
Paid in capital in excess of par value	$5,422,617	$40,289,888	$24,976,336	$8,562,909	$4,361,575	$44,884,130	$20,850,934	$14,666,478	$100,128	$20,313,869	$1,386,280
Undistributed net investment income	(888,145)	(2,649,665)	(16,751,297)	(7,715)	(155,810)	(99,592)	—	(1,346,548)	(100,128)	(55,036)	97,603
Accumulated net realized gain (loss) on investments	(4,534,472)	(37,640,223)	(8,225,039)	(8,555,194)	(4,205,765)	(44,784,538)	(20,850,934)	(13,319,930)	—	(20,258,833)	(1,483,883)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	(293,559)	—	—	—	—	—	—	—
Undistributed net investment income	—	—	—	285,842	—	—	928,394	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	7,717	—	—	(928,394)	—	—	—	—
Foreign currency related reclassifications
Undistributed net investment income	—	(130,694)	—	—	—	—	—	(1,493)	—	—	(94)
Accumulated net realized gain (loss) on investments	—	130,694	—	—	—	—	—	1,493	—	—	94
Real Estate Investment Trust (REIT) reclassifications
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	377
Undistributed net investment income	(82,875)	(450,983)	—	(61,210)	—	—	—	(191,247)	—	—	(377)
Accumulated net realized gain (loss) on investments	82,875	450,983	—	61,210	—	—	—	191,247	—	—	—
Reclassifications for partnership sales/basis
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	(6)
Undistributed net investment income	—	—	—	7,717	—	—	—	—	—	—	(11,156)
Accumulated net realized gain (loss) on investments	—	—	—	(7,717)	—	—	—	—	—	—	11,162
Other permanent differences
Paid in capital in excess of par value	—	1	—	—	3	1	—	3	—	—	—
Undistributed net investment income	(2,770)	(2)	26,114	4,352	(3)	(1)	—	2,528	—	2	—
Accumulated net realized gain (loss) on investments	2,770	1	(26,114)	(4,352)	—	—	—	(2,531)	—	(2)	—

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at December 31, 2015 for Federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	International Small-Mid Company
Gross unrealized:
Appreciation	$58,161,708	$3,033,232	$2,632,707	$19,317,998	$28,030,347	$15,642,696
Depreciation	(55,311,797)	(6,959,242)	(2,544,569)	(9,637,507)	(39,128,565)	(4,727,486)

Net unrealized appreciation (depreciation)	$2,849,911	$(3,926,010)	$88,138	$9,680,491	$(11,098,218)	$10,915,210

Aggregate cost of securities:	$550,210,293	$155,035,858	$48,657,066	$150,195,435	$449,897,088	$67,141,009

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$8,749,296	$36,682,675	$11,499,086	$151,159,396	$41,622,264	$1,522,889
Depreciation	(1,332,031)	(20,251,829)	(5,703,758)	(23,234,881)	(17,499,616)	(21,130,222)

Net unrealized appreciation (depreciation)	$7,417,265	$16,430,846	$5,795,328	$127,924,515	$24,122,648	$(19,607,333)

Aggregate cost of securities:	$44,177,634	$224,326,587	$73,075,512	$282,009,212	$291,159,955	$206,580,601

	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$5,466,969	$57,052,644	$15,674,086	$10,500,809	$41,059,179	$5,345,578
Depreciation	(4,722,975)	(3,099,362)	(11,984,265)	(26,600,576)	(44,975,842)	(5,767,707)

Net unrealized appreciation (depreciation)	$743,994	$53,953,282	$3,689,821	$(16,099,767)	$(3,916,663)	$(422,129)

Aggregate cost of securities:	$92,684,771	$84,906,577	$214,835,567	$179,278,155	$857,415,050	$46,713,000

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$13,581,304	$6,004,910
Depreciation	(5,500,038)	(4,767,380)

Net unrealized appreciation (depreciation)	$8,081,266	$1,237,530

Aggregate cost of securities:	$108,316,353	$152,760,735

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the Target VIP Portfolio in exchange for shares of the Target VIP Portfolio (“the reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has

155	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	December 31, 2015

subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the fund totaled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

156

Ohio National Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Ohio National Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, International Small-Mid Company Portfolio, Aggressive Growth Portfolio, Small Cap Growth Portfolio, Mid Cap Opportunity Portfolio, S&P 500 Index Portfolio, Strategic Value Portfolio, High Income Bond Portfolio, ClearBridge Small Cap Portfolio (formerly, Capital Growth Portfolio), Nasdaq-100 Index Portfolio, Bristol Portfolio, Bryton Growth Portfolio, Balanced Portfolio, Target VIP Portfolio, Bristol Growth Portfolio and Risk Managed Balanced Portfolio (each a Portfolio and collectively, the Portfolios of Ohio National Fund, Inc.), including the schedules of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 19, 2016

157

Ohio National Fund, Inc.

Additional Information (Unaudited)	December 31, 2015

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on August 13, 2015, the Fund’s Board of Directors, including all Independent Directors, (collectively, the “Directors”) met for the specific purpose of considering the approval of a sub-advisory agreement for the Capital Growth Portfolio (currently named the ClearBridge Small Cap Portfolio) with a new sub-adviser. A representative of the Adviser reminded the Directors that at the May 21, 2015 meeting they had met with representatives of two potential sub-advisers that the Adviser had invited to the meeting to discuss their proposed strategies for the Portfolio, and that based on their consideration of the two potential sub-advisers and the Adviser’s recommendation, the Directors had determined that ClearBridge should be the proposed replacement.

The representative then reminded the Directors that at the May 21, 2015 meeting they had reviewed materials provided by ClearBridge with a Managing Director and Portfolio Manager of ClearBridge, who had discussed background information regarding the firm and its investment team for its small cap strategy, as well as the firm’s investment philosophy, portfolio construction process and approach to risk management.

The representative of the Adviser then pointed out that a copy of the proposed sub-advisory agreement was included in the Board materials, noting that it was in substantially the same form as recently used by the Fund for a different sub-adviser and that it included a reduction in the sub-advisory fee from 59 basis points to 55 basis points for the first $100 million in assets for the Portfolio. He also pointed out that the Adviser had agreed to reduce its advisory fee for the first $100 million in assets from 90 basis points to 85 basis points. It was the consensus of the Directors to agree to these fee reductions.

The representative of the Adviser then reviewed with the Directors the materials provided for purposes of their consideration of the sub-advisory agreement. He reviewed the performance for various periods ended June 30, 2015 of ClearBridge’s Small Cap composite (the “ClearBridge Composite”), which he pointed out was calculated without deduction for fees (i.e. “gross of fees”), in comparison with a peer group of funds in the U.S. Insurance Fund Small Cap Blend Morningstar category (the “Morningstar Peer Group”) and the Russell 2000 Index (the “Benchmark Index”). The Directors noted that, after deducting the anticipated net expense ratio for the Portfolio (the current actual net expense ratio, less the 5 basis point reduction of the advisory fee), the ClearBridge Composite outperformed the Morningstar Peer Group for the 1-, 3- and 5- year periods and outperformed the Benchmark Index for the 3- year period, while it underperformed the Morningstar Peer Group for the year-to-date period and underperformed the Benchmark Index for the year-to-date, 1- and 5- year periods.

The Directors also noted that the Portfolio’s anticipated net expense ratio was less than the average expense ratio for the Morningstar Peer Group, and that the sub-advisory fee was within the range of sub-advisory fees for the Morningstar Peer Group and less than the fees charged by ClearBridge to its proprietary fund and separately managed accounts with similar objectives and strategies, Overall, the Directors concluded that the proposed sub-advisory fee was reasonable. The Directors also reviewed ClearBridge’s estimated profit margin and determined that it was not excessive.

As part of the approval process, the Directors considered that, since ClearBridge is already a sub-adviser to another portfolio of the Fund, the Board had previously reviewed and approved ClearBridge’s code of ethics and compliance policies and procedures, including any changes thereto. The Directors also noted their satisfaction with the nature and quality of the services ClearBridge provides to the other portfolio.

After discussion, the Directors indicated that they were very impressed by the performance and presentation of ClearBridge, noting in particular the performance of the ClearBridge Composite (after deducting the anticipated net expense ratio for the Portfolio) relative to its Morningstar Peer Group. In unanimously determining to approve the proposed new sub-advisory agreement, the Directors concluded that the terms of the agreement were fair and reasonable and that approval was in the best interests of the Portfolio and its shareholders.

At a meeting held on November 19, 2015, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) with ONI (the “Adviser”) and, as applicable, the sub-advisory agreement with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for each of the Portfolios identified below. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements.

The Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the various Sub-Advisers that have day-to-day responsibility for the decisions made for certain of the Fund’s investment portfolios (each, a “Portfolio”). They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) Portfolio performance over various time periods; (b) Portfolio risk issues, such as changes in key personnel involved with Portfolio management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser.

In considering the Advisory Agreement and sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio, the Adviser and the Sub-Advisers, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through October 31, 2015, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “peer group”), as well as management fee

158	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2015

peer comparison charts showing where each Portfolio’s advisory fee was located in the dispersion of its peer funds’ advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index or indices; (4) comparative data regarding advisory fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; (6) profitability analyses for the Adviser with respect to each Portfolio; and (7) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with representatives of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark(s) and peers, and in particular discussed those Portfolios that were on the watchlist.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed the proposed continuations in private session with such counsel at which no representatives of management, the Adviser or any Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and each sub-advisory agreement.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the advisory services provided to the Portfolios by the Adviser. As part of its review, the Board reviewed information regarding the Adviser’s operations, procedures and personnel. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding the Adviser’s performance of its duties. The Directors considered the capabilities and resources that the Adviser has dedicated to performing services on behalf of the Fund and its Portfolios. The quality of administrative and other services, including the Adviser’s role in monitoring the performance and quality of compliance of the Sub-Advisers, also was considered. The Directors also considered the quality of the compliance programs of the Adviser and its responsiveness to inquiries and requests from the Board.

For each Portfolio subject to a sub-advisory agreement (all Portfolios other than the Money Market Portfolio, Bond Portfolio, S&P 500 Index Portfolio, Nasdaq-100 Index Portfolio and the fixed income portion of the Omni Portfolio), the Board considered similar criteria as applied to each Sub-Adviser, including the nature, extent and quality of the sub-advisory services provided by each Sub-Adviser. In addition to the criteria used to review the Adviser, the Directors reviewed information on each Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to the Fund and each of the Portfolios. The Directors did not consider the sub-advisory agreement with ClearBridge, LLC with respect to the ClearBridge Small Cap Portfolio, as that sub-advisory agreement recently had been approved by the Board in conjunction with the substitution of ClearBridge, LLC as the Sub-Adviser to the Portfolio.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended October 31, 2015, as compared to the Portfolio’s Morningstar Peer Group and benchmark(s). The Board also considered the Adviser’s effectiveness in monitoring the performance of each Sub-Adviser and the Adviser’s timeliness in responding to performance issues. A Portfolio-by-Portfolio discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

Fees and Expenses

The Board considered the advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s advisory fees compared to the advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board also reviewed the difference between each Portfolio’s overall expense ratio and that of its Morningstar Peer Group, as well as the expense ratio’s percentile ranking within the peer group. For these purposes, the Morningstar Peer Groups excluded funds with net assets over $1 billion and all funds identified as being funds of funds. The Morningstar Peer Groups also excluded non-index funds for the S&P 500 Index Portfolio and the Nasdaq-100 Index Portfolio and excluded index funds for all other Portfolios.

In addition, the Board looked at the average net assets for each fund in the respective Morningstar Peer Group, and then compared the advisory fee that would have been paid by the Portfolio if the Portfolio had had net assets equal to the Morningstar Peer Group’s average net assets. The Board considered that comparison on an absolute and percentile ranking basis.

159	(continued)

Ohio National Fund, Inc.

Additional Information (Unaudited) (Continued)	December 31, 2015

For all Portfolios other than those sub-advised by Suffolk, an affiliate of the Adviser, the Board also considered the amount of net advisory fee retained by the Adviser, after payment of the sub-advisory fee, as well as the proportion the net fee represented of the total advisory fee, in light of the services provided by the Adviser to the Portfolio. In this regard, in those cases where the Sub-Adviser provides sub-advisory services to a similar fund with an unaffiliated investment adviser, the Board reviewed a comparison of the advisory and sub-advisory fees paid by the similar fund to the fees for the Portfolio.

The Board also considered the fees paid to Sub-Advisers. With respect to the Portfolios sub-advised by Suffolk (including the equity portion of the Omni Portfolio), the Board evaluated the reasonableness of the total fees received by the Adviser. With respect to those Portfolios sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Adviser and Sub-Advisers to their separately managed institutional accounts and other accounts, and had no concerns with those rates relative to the fees charged to the Portfolios. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability

The Board reviewed the advisory fee paid to the Adviser for each Portfolio and noted the pre-tax profit margins reported by the Adviser for each Portfolio. Counsel then reviewed with the Directors a Management Practice, Inc. report on “Mutual Fund Profitability in 2013,” which showed the range of pre-tax profit margins of 16 public company investment advisers in 2013 for their respective fund complexes, as well as the average pre-tax profit margin by type of fund (equity, alternative, fixed income or money market). The Directors noted that the profit margins, with respect to the Portfolios that were profitable to the Adviser, were all within or slightly less than the range of profit margins for the 16 fund complexes (with the exception of the profit margin with respect to Omni Portfolio, which was significantly less than that range). The Directors reasoned that the Adviser’s profitability with respect to Omni Portfolio was likely attributable to the relatively smaller size of the Portfolio. The Directors also noted that the Adviser, and not the Portfolios, is responsible for paying sub-advisory fees to the Sub-Advisers. The Board also evaluated whether the net advisory fee received by the Adviser for each Portfolio, after paying sub-advisory fees to the Sub-Adviser, was reasonable, given the level of the Adviser’s services to the Portfolio. The Directors took into account the fact that the Adviser is contractually obligated to reimburse each Portfolio for certain of its expenses should they exceed a specified amount. Additionally, the Directors acknowledged that calculating the Adviser’s profitability related to a specific Portfolio can be challenging and imprecise because of the difficulties in appropriately allocating the Adviser’s expenses across the Portfolios.

The Board also noted that the Adviser has been subsidizing the Money Market Portfolio (and as a result has a loss with respect to the Portfolio) to assure that it continues to be available to all of Ohio National Fund, Inc.’s shareholders (i.e., the shareholders of every Portfolio), so that shareholders in other Portfolios can elect to invest in the Money Market Portfolio to the extent they want to take a more defensive posture. Consequently, because the Adviser’s subsidization of the Money Market Portfolio benefits the shareholders of every Portfolio, the Board acknowledged that a portion of the costs incurred by the Adviser in subsidizing the Money Market Portfolio should be considered with respect to the Adviser’s profitability from managing each of the other Portfolios.

The Board also considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser other than Suffolk. Accordingly, the cost of services provided by each unaffiliated Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the unaffiliated Sub-Advisers should not be a material factor in the Board’s deliberations.

In considering the reasonableness of the sub-advisory fees payable by the Adviser to Suffolk, the Directors noted that the Adviser, not the Portfolios, is responsible for paying sub-advisory fees to Suffolk and concluded, because of the affiliate relationship, that the allocation of the advisory fee between the Adviser and Suffolk was not relevant. Accordingly, the cost of services provided by Suffolk and the profitability to Suffolk of its relationship with the applicable Portfolios were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the applicable Portfolios from the sub-advisory arrangements with Suffolk should not be a material factor in the Board’s deliberations.

After considering all of the above, the Board concluded that the profitability of the Adviser with respect to each Portfolio was reasonable.

Economies of Scale

The Directors noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors took into account that many of the Portfolios had a small amount of net assets relative to peer funds. After considering each Portfolio’s current size and potential for growth, the Board concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase.

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Additional Information (Unaudited) (Continued)	December 31, 2015

Portfolio-by-Portfolio Analysis

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and fees and expenses. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended October 31, 2015 and the advisory fee and expense data described below is as of September 30, 2015 for a Portfolio’s Morningstar Peer Group.

Equity Portfolio (Adviser – ONI, Sub-Adviser – Clearbridge). The Portfolio underperformed its benchmark index and peer group for the year-to-date, 1- and 5-year periods, but outperformed the benchmark and peer group for the 3-year period. Representatives of the Adviser highlighted that for the 3-year period, the Portfolio’s performance ranked in the 16th percentile of its peer group. The Directors noted that the Portfolio’s advisory fee was higher than the peer group average, but still within the range of its peers, and recognized that the Portfolio’s expense ratio was slightly below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory and sub-advisory fees were reasonable.

Money Market Portfolio (Adviser – ONI). The Portfolio very slightly underperformed its peer group average for the year-to-date, 1-, 3- and 5-year periods. The Directors noted that the Portfolio’s advisory fee and expense ratio were below average relative to its peer group and that the Adviser has a negative profit margin for the Portfolio. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fee was reasonable.

Bond Portfolio (Adviser – ONI). The Portfolio underperformed its benchmark index and its peer group average for the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser discussed the conservative nature of the portfolio (indicating that it generally would be expected to slightly underperform) and how an unusual level of interest rate volatility that occurred in October 2015 affected overall returns for the Portfolio. The Directors noted that, although the Portfolio’s advisory fee was slightly above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable and that the advisory fee was reasonable.

Omni Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Omni Portfolio outperformed its benchmark index for the year-to-date, 1- and 3-year periods and its peer group average for the year-to-date, 1-, 3- and 5-year periods, while slightly underperforming the benchmark index for the 5-year period. Representatives of the Adviser pointed out that the Portfolio had performed in the top 1 percent of its peer group for the year-to-date, 1- and 3-year periods. The Board noted that the Portfolio’s advisory fee and expense ratio were below the Portfolio’s peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

International Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Portfolio outperformed its benchmark index for the year-to-date and 1-year periods, while underperforming the benchmark for the 3- and 5-year periods. The Portfolio outperformed its peer group for the 1-year period, but it underperformed its peer group for the year-to-date, 3- and 5-year periods. Representatives of the Adviser noted that the Portfolio’s performance had turned around over the last year and that as a result the Adviser had taken it off the watchlist. The Board noted that while the Portfolio’s advisory fee was slightly above the peer group average, its expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Capital Appreciation Portfolio (Adviser – ONI, Sub-Adviser – Jennison). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, underperformed its peer group average for the year-to-date and 1-year periods, and outperformed its peer group average for the 3- and 5-year periods. Representatives of the Adviser noted that, while recent performance had been inconsistent, the Portfolio had outperformed its peer group over the longer term. The Board noted that, although the Portfolio’s advisory fee was higher than the peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, especially in light of the Portfolio’s longer-term performance, and that the advisory and sub-advisory fees were reasonable.

International Small-Mid Company Portfolio (Adviser – ONI, Sub-Adviser – Federated Global). The Portfolio outperformed its benchmark index and peer group for year-to-date, 1-, 3- and 5-year periods, substantially outperforming both comparison groups for the year-to-date and 1-year periods. Representatives of the Adviser pointed out that the Portfolio’s performance had turned around significantly over the last year and that as a result the Adviser had taken it off the watchlist. The Board noted that the Portfolio’s advisory fee was slightly below the peer group average and the expense ratio was well below average relative to the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Aggressive Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its peer group average for the year-to-date, 1-, 3- and 5-year periods, outperformed its benchmark index over the year-to-date, 1- and 3-year periods, and underperformed its benchmark over the 5-year period. Representatives of the Adviser highlighted that the Portfolio significantly outperformed its benchmark index and peer group average over the 1-year period. The Board noted that the Portfolio’s advisory fee was above average compared to its peer group, but within the range of the Portfolio’s peers. The Board also noted that the Portfolio’s net expense ratio was below the average of the Portfolio’s peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Small Cap Growth Portfolio (Adviser – ONI, Sub-Adviser – Janus). The Portfolio outperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. Representatives of the Adviser pointed out that the Portfolio had performed in the top 1 percent of its

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Additional Information (Unaudited) (Continued)	December 31, 2015

peer group for the 5-year period. The Board noted that the Portfolio’s advisory fee and expense ratio were below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Mid Cap Opportunity Portfolio (Adviser – ONI, Sub-Adviser – Goldman Sachs). The Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, underperformed its peer group average for the year-to-date, 1-year and 3-year periods, and outperformed its peer group average for the 5-year period. Representatives of the Adviser noted that the Portfolio’s underperformance was relatively recent, and that the Portfolio had been added to the watchlist, indicating that they would monitor performance closely, going forward. They also noted that the Portfolio’s 3-year and 5-year performance was fairly close to the peer group median, ranking in the 55th and 53rd percentile compared to the peer group. The Board noted that the Portfolio’s advisory fee was above the peer group average, although the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was acceptable, especially in light of the Portfolio’s longer-term performance, and that the advisory and sub-advisory fees were reasonable.

S&P 500® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the S&P 500® Index when expenses were excluded. The Board did not rely on peer group comparison performance figures for the Portfolio because the Board considers peer group performance data for index funds to be generally irrelevant. The Board noted that, while the advisory fee was above the peer group average, the overall expense ratio is the statistic most important to index fund shareholders, and the Portfolio’s expense ratio was lower than the average for the peer group. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Strategic Value Portfolio (Adviser – ONI, Sub-Adviser – Federated Equity). The Portfolio outperformed its benchmark index and peer group average for the year-to-date and 1-year periods, underperformed its benchmark index for the 3- and 5-year periods, underperformed its peer group average over the 3-year period, and outperformed its peer group average for the 5-year period. Representatives of the Adviser discussed a summary of dividend yield and dividend growth for the Portfolio, noting that the Portfolio was meeting its objective of obtaining dividend yield. The Directors noted that the Portfolio’s advisory fee was above average for the peer group, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

High Income Bond Portfolio (Adviser – ONI, Sub-Adviser – Federated Investment). The Portfolio outperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Directors noted that the advisory fee was above the peer group average, while the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

ClearBridge Small Cap Portfolio (Adviser – ONI; sub-advisory agreement with new Sub-Adviser – ClearBridge not considered). The Directors reviewed the comparative performance information for the Portfolio, but noted that, at the recommendation of the Adviser, they had replaced the Sub-Adviser for the Portfolio, effective September 24, 2015, due to the poor performance of the Portfolio. They therefore determined that, in their consideration of the renewal of the advisory Agreement, they should focus on the factors other than performance, as they believed that the Adviser had demonstrated the appropriate oversight of the former Sub-Adviser in determining to substitute ClearBridge, LLC as the new Sub-Adviser. The Board reviewed supplemental performance information for the Portfolio that covered the period running from the effective date of the change in sub-adviser until November 2, 2015, but reasoned that such a short history of performance did not provide a sufficient track record to evaluate. The Directors noted that although the Portfolio’s advisory fee was slightly above the peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the advisory fee was reasonable.

Nasdaq-100® Index Portfolio (Adviser – ONI). While the Portfolio underperformed its benchmark index for the year-to-date, 1-, 3- and 5-year periods, the Board noted that its performance generally was in line with the Nasdaq-100® Index when expenses were excluded. The Board did not rely on peer group comparison performance figures for the Portfolio because the Board considers peer group performance data for index funds to be generally irrelevant. The Board noted that the Portfolio’s advisory fee and net expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory fees were reasonable.

Bristol Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio outperformed its peer group average for the year-to-date, 1-, 3- and 5-year periods, outperformed its benchmark index for the year-to-date, 1- and 3- year periods, and underperformed its benchmark index for the 5-year period. The Directors noted that, although the Portfolio’s advisory fee was above the peer group average, the Portfolio’s expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Bryton Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5-year periods. The Directors noted that the Portfolio only slightly underperformed the peer group average for the 1- and 3-year periods. Representatives of the Adviser noted that the Portfolio’s three year performance was equal to the median for its peer group. The Directors noted that the Portfolio’s advisory fee was equal to the peer group average and the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

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Additional Information (Unaudited) (Continued)	December 31, 2015

Balanced Portfolio (Adviser – ONI, Sub-Adviser – ICON). The Portfolio outperformed its benchmark index for the year-to-date period, underperformed its benchmark index for the 1-, 3- and 5-year periods, outperformed its peer group average for the year-to-date, 1- and 5-year periods, and underperformed its peer group average for the 3-year period. The Directors noted the Portfolio’s good performance relative to its peer group, particularly over the last year. The Directors further considered supplemental information regarding the Portfolio’s historical standard deviation versus several indexes and noted that, based on that data, the Portfolio seemed to be achieving a reasonable return for the risk it was taking on. The Directors noted that the Portfolio’s advisory fee and expense ratio were below the peer group averages. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Target VIP Portfolio (Adviser – ONI, Sub-Adviser – First Trust). The Portfolio underperformed its benchmark index and peer group average for the year-to-date, 1-, 3- and 5- year periods. The Board noted that, because the Portfolio is not actively managed, its performance does not reflect on the Sub-Adviser, but is a function of the effectiveness of the model. Representatives of the Adviser indicated that the Portfolio has been added to the watchlist, indicating that they would monitor performance closely, going forward. The Board noted the Portfolio’s advisory fee and expense ratio were below its peer group averages. Overall, the Board concluded that the performance of the Portfolio was acceptable, particularly in light of the fact that the Portfolio is not actively managed, and that the advisory and sub-advisory fees were reasonable.

Bristol Growth Portfolio (Adviser – ONI, Sub-Adviser – Suffolk). The Portfolio underperformed its benchmark index over the year-to-date, 1- and 5-year periods, outperformed its benchmark index for the 3-year period, and outperformed its peer group average over the year-to-date, 1-, 3- and 5-year periods. The Directors noted that although the Portfolio’s advisory fee was slightly above its peer group average, the expense ratio was below the peer group average. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

Risk Managed Balanced Portfolio (Adviser – ONI, Sub-Advisers – Janus and AnchorPath). The Portfolio underperformed its benchmark index for the year-to-date and 1-year periods, but outperformed its peer group average over the same periods. The Board also considered supplemental performance data that showed that the Portfolio was performing favorably with relatively low volatility when returns were evaluated since inception, and noted that AnchorPath appeared to be substantially contributing to the Portfolio’s total performance. The Directors also noted that the Portfolio’s advisory fee and expense ratio were substantially higher than the peer group average. Representatives of the Adviser explained that the Portfolio’s higher advisory fee was due, in part, to the engagement of two sub-advisers for the Portfolio. They noted that the Portfolio’s higher net expense ratio was expected due to the Portfolio’s relatively shorter operating history, and was expected to decline as the Portfolio’s assets grow. They also pointed out that there was no appropriate peer group for comparison purposes among insurances funds. The peer group used is a balanced fund peer group, but the Portfolio executes a strategy that is more comparable to that of alternative funds, which generally have much higher fees. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the advisory and sub-advisory fees were reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) with respect to each Portfolio, in addition to the conclusions set forth above: (a) ONI and the Sub-Adviser(s) had demonstrated that they possessed the capability and resources to perform the duties required of them under the Investment Advisory Agreement and applicable sub-advisory agreement(s), respectively; (b) the investment philosophy, strategies and techniques of ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser(s) were appropriate for pursuing the applicable Portfolio’s investment objective; (c) ONI (with respect to the Portfolios without a Sub-Adviser) and the Sub-Adviser(s) were likely to execute their investment philosophy, strategies and techniques consistently over time; and (d) ONI and the Sub-Adviser(s) maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the Investment Advisory Agreement and, as applicable, the sub-advisory agreement(s) for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at July 1, 2015 and held through December 31, 2015.

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Additional Information (Unaudited) (Continued)	December 31, 2015

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 7/1/2015	Ending Investment Value 12/31/2015	Expense Paid During Period* 7/1/2015 – 12/31/2015	Expense Ratio During Period 7/1/2015 – 12/31/2015 (Annualized)
Equity	$1,000.00	$956.00	$3.99	0.81%
Money Market	1,000.00	1,000.00	0.40	0.08%
Bond	1,000.00	985.20	3.20	0.64%
Omni	1,000.00	977.00	3.89	0.78%
International	1,000.00	942.00	4.89	1.00%
Capital Appreciation	1,000.00	941.30	3.96	0.81%
International Small-Mid Company	1,000.00	959.40	6.07	1.23%
Aggressive Growth	1,000.00	1,026.50	4.80	0.94%
Small Cap Growth	1,000.00	924.60	4.12	0.85%
Mid Cap Opportunity	1,000.00	931.50	4.63	0.95%
S&P 500® Index	1,000.00	999.10	2.07	0.41%
Strategic Value	1,000.00	1,046.40	4.02	0.78%
High Income Bond	1,000.00	947.30	3.98	0.81%
ClearBridge Small Cap	1,000.00	909.10	4.91	1.02%
Nasdaq-100® Index	1,000.00	1,048.10	2.43	0.47%
Bristol	1,000.00	976.40	4.04	0.81%
Bryton Growth	1,000.00	864.60	4.14	0.88%
Balanced	1,000.00	986.10	3.20	0.64%
Target VIP	1,000.00	947.90	3.73	0.76%
Bristol Growth	1,000.00	1,000.00	4.39	0.87%
Risk Managed Balanced	1,000.00	993.20	5.33	1.06%

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Additional Information (Unaudited) (Continued)	December 31, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 7/1/2015	Ending Investment Value 12/31/2015	Expense Paid During Period* 7/1/2015 – 12/31/2015	Expense Ratio During Period 7/1/2015 – 12/31/2015 (Annualized)
Equity	$1,000.00	$1,021.12	$4.13	0.81%
Money Market	1,000.00	1,024.80	0.41	0.08%
Bond	1,000.00	1,021.98	3.26	0.64%
Omni	1,000.00	1,021.27	3.97	0.78%
International	1,000.00	1,020.16	5.09	1.00%
Capital Appreciation	1,000.00	1,021.12	4.13	0.81%
International Small-Mid Company	1,000.00	1,019.00	6.26	1.23%
Aggressive Growth	1,000.00	1,020.47	4.79	0.94%
Small Cap Growth	1,000.00	1,020.92	4.33	0.85%
Mid Cap Opportunity	1,000.00	1,020.42	4.84	0.95%
S&P 500® Index	1,000.00	1,023.14	2.09	0.41%
Strategic Value	1,000.00	1,021.27	3.97	0.78%
High Income Bond	1,000.00	1,021.12	4.13	0.81%
ClearBridge Small Cap	1,000.00	1,020.06	5.19	1.02%
Nasdaq-100® Index	1,000.00	1,022.84	2.40	0.47%
Bristol	1,000.00	1,021.12	4.13	0.81%
Bryton Growth	1,000.00	1,020.77	4.48	0.88%
Balanced	1,000.00	1,021.98	3.26	0.64%
Target VIP	1,000.00	1,021.37	3.87	0.76%
Bristol Growth	1,000.00	1,020.82	4.43	0.87%
Risk Managed Balanced	1,000.00	1,019.86	5.40	1.06%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

(3)	Other Federal Tax Information

For corporate shareholders, the percentages of the total ordinary income dividends paid in 2015, and ordinary income consent dividends that were incurred for the 2015 tax year, that qualify for the corporate dividends received deduction are as follows:

Equity	100.00%
Money Market	0.00%
Bond	0.00%
Omni	24.46%
International	0.00%
Capital Appreciation	32.67%
International Small-Mid Company	0.00%
Aggressive Growth	100.00%
Small Cap Growth	44.38%
Mid Cap Opportunity	0.00%
S&P 500® Index	97.60%

Strategic Value	77.32%
High Income Bond	0.00%
ClearBridge Small Cap	0.00%
Nasdaq-100® Index	100.00%
Bristol	19.33%
Bryton Growth	4.30%
Balanced	22.46%
Target VIP	84.29%
Bristol Growth	25.67%
Risk Managed Balanced	100.00%

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Additional Information (Unaudited) (Continued)	December 31, 2015

Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2015:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income
International	$641,652	$0.0505	100.00%
International Small-Mid Company	$83,106	$0.0318	100.00%

Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. None of the Portfolios listed above derived any income from ineligible foreign sources, as defined under Section 901(j) of the Internal Revenue Code.

166

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Information about Directors and Officers (Unaudited)	December 31, 2015

Name and Address	Age	Position(s) with the Fund	Term of Office and Length of Time Served	Number of Portfolios	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	73	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	21	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

John I. Von Lehman One Financial Way Cincinnati, Ohio	63	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since August 2007	21	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	61	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	21	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	57	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	21	Executive Vice President and Chief Operating Officer of Gateway Investments Advisers, LLC (1995-2013)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	76	Chairman and Director	Indefinite; Since July 1997	21	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA, Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	56	President	Indefinite; Since March 2000		Vice Chairman and Chief Investment Officer: ONLIC (January 2014-present); Executive Vice President and Chief Investment Officer: ONLIC (August 2010-January 2014); President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of other Ohio National-affiliated companies.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	62	Vice President	Indefinite; Since February 1998		Vice Chairman and Chief Distribution Officer: ONLIC (January 2014-present); Executive Vice President and Chief Marketing Officer — Institutional: ONLIC (January 2008-January 2014); Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.

R. Todd Brockman One Financial Way Cincinnati, Ohio	47	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	41	Secretary	Indefinite; Since March 2005		Second Vice President and Counsel: ONLIC (January 2016-present); Senior Associate Counsel: ONLIC (January 2011-January 2016); Associate Counsel: ONLIC (July 2007-January 2011); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

167	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Unaudited) (Continued)	December 31, 2015

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years

Keith Dwyer One Financial Way Cincinnati, Ohio	43	Interim Chief Compliance Officer	Indefinite; Since November 2015		Director, Fund Compliance: ONLIC (January 2015-present); Administrator, Fund Compliance: ONLIC (January 2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013-January 2014); Interim Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies (November 2015 to present).

Catherine E. Gehr One Financial Way Cincinnati, Ohio	43	Assistant Treasurer	Indefinite; Since March 2005		Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Emily Bae One Financial Way Cincinnati, Ohio	30	Assistant Secretary	Indefinite; Since May 2013		Assistant Counsel: ONLIC (April 2013-present); Assistant Secretary: ONI (April 2013-present); Counsel: Goodyear Tire & Rubber Company (January 2012-April 2013).

168

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1320 Rev. 2-16

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. VonLehman. Mr. VonLehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios:

Fiscal year ended December 31, 2015:	$275,500
Fiscal year ended December 31, 2014:	$267,750

(b)	Audit-Related Fees.

Consent(s) on N-1A Annual Registration Statement filed with the SEC:

Fiscal year ended December 31, 2015:	$10,000
Fiscal year ended December 31, 2014:	$5,000

(c)	Tax Fees.

Fiscal year ended December 31, 2015:	$81,480
Fiscal year ended December 31, 2014:	$0

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal year ended December 31, 2015, there were tax services provided by the Fund’s principal accountant that were pre-approved by the Fund’s Audit Committee. During the fiscal year ended December 31, 2014, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned in item 4(b) were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f) Not applicable.

(g) There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in items (b) and (c) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h) Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
(Principal Executive Officer)
March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
(Principal Executive Officer)
March 4, 2016

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
(Principal Financial Officer)
March 4, 2016